UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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PROPOSED MERGER OF

CAROLINA FINANCIAL CORPORATION

AND CAROLINA TRUST BANCSHARES, INC.

On behalf of the boards of directors of Carolina Financial Corporation (“Carolina Financial”) and Carolina Trust BancShares, Inc. (“Carolina Trust”), we are pleased to deliver our proxy statement/prospectus for a merger involving Carolina Financial and Carolina Trust, with Carolina Financial as the surviving corporation.

If the merger is completed, each outstanding share of Carolina Trust common stock will be exchanged for either $10.57 in cash or 0.3000 shares of Carolina Financial common stock. Each shareholder of Carolina Trust will have the opportunity to elect to receive cash, Carolina Financial common stock, or a combination of cash and Carolina Financial common stock in exchange for the shareholder’s Carolina Trust shares. Elections by Carolina Trust shareholders will be prorated such that in the aggregate 90% of Carolina Trust’s common stock will be converted into the right to receive shares of Carolina Financial common stock and 10% will be converted into the right to receive the cash consideration.

The value of the Carolina Financial shares to be issued in the merger will fluctuate between now and the closing date of the merger. Carolina Financial common stock is listed on the NASDAQ Capital Market under the symbol “CARO.” Based on the $35.19 closing price per share of Carolina Financial common stock on the NASDAQ Capital Market on October 16, 2019, the latest practicable trading day before the date of this proxy statement/prospectus, the equivalent value of the merger consideration per share of Carolina Trust common stock was approximately $10.56, and the aggregate merger consideration was approximately $98.3 million. We urge you to obtain current market quotations for Carolina Financial common stock because the value of the Carolina Financial shares to be issued in the merger will fluctuate.

The common stock of Carolina Trust is quoted on the NASDAQ Capital Market under the symbol “CART.” The closing price per share of Carolina Trust common stock on the NASDAQ Capital Market on October 16, 2019, the latest practicable trading day before the date of this proxy statement/prospectus, was $10.29. We urge you to obtain current market quotations for shares of Carolina Trust common stock.

Shareholders of Carolina Trust are being asked to approve the merger agreement. We cannot complete the merger unless we obtain this shareholder approval and the necessary regulatory agency approvals. Carolina Trust will hold a special meeting of its shareholders to vote on the merger agreement. Your vote is important.

Please submit your proxy as soon as possible regardless of whether or not you expect to attend the special meeting in person.

Please read this proxy statement/prospectus carefully because it contains important information about the merger and the merger agreement. In particular, you should read carefully the information under the section entitled “Risk Factors,” beginning on page 22. You can also obtain additional information about Carolina Financial and Carolina Trust from documents that each has filed with the Securities and Exchange Commission at www.sec.gov.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under this proxy statement/prospectus or determined if this proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

The shares of Carolina Financial common stock to be issued in the merger are not savings or deposit accounts or other obligations of any bank or non-bank subsidiary of either of our companies, and they are not insured by the Federal Deposit Insurance Corporation, the Deposit Insurance Fund, or any other governmental agency. Carolina Financial common stock is subject to investment risks, including possible loss of value.

This proxy statement/prospectus is dated October 21, 2019, and is first being mailed to shareholders of Carolina Trust on or about October 28, 2019.

WHERE YOU CAN FIND MORE INFORMATION

Both Carolina Financial and Carolina Trust are subject to the information requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), which means that they are both required to file certain reports, proxy statements, and other business and financial information with the Securities and Exchange Commission (“SEC”). The SEC maintains a website at http://www.sec.gov where you can access reports, proxy information and registration statements, and other information regarding registrants that file electronically with the SEC. Such filings are also available free of charge at Carolina Financial’s website at http://www.haveanicebank.com under the “Investor Relations” heading or from Carolina Trust’s website at http://www.carolinatrust.com under the “Investor News” heading. Except as specifically incorporated by reference into this document, information on those websites or filed with the SEC is not part of this document.

Carolina Financial has filed a registration statement on Form S-4, of which this document forms a part. As permitted by SEC rules, this document does not contain all of the information included in the registration statement or in the exhibits or schedules to the registration statement. You may read and copy the registration statement, including any amendments, schedules and exhibits, at the address set forth below. Statements contained in this document as to the contents of any contract or other documents referred to in this document are not necessarily complete. In each case, you should refer to the copy of the applicable contract or other document filed as an exhibit to the registration statement. This document incorporates by reference documents that Carolina Financial has previously filed, and that it may file through the dates of the special meeting of Carolina Trust shareholders, with the SEC. They contain important information about the companies and their financial condition. For further information, please see the section entitled “Incorporation of Certain Information by Reference.” These documents are available without charge to you upon written or oral request to Carolina Financial’s principal executive office. The address and telephone number of such principal executive office is listed below.

Carolina Financial Corporation

288 Meeting Street

Charleston, SC 29401

(843) 723-7770

Attention: William A. Gehman, III,

Executive Vice President and Chief Financial Officer

To obtain timely delivery of these documents, you must request the information no later than December 11, 2019 in order to receive them before the special meeting of Carolina Trust shareholders.

Carolina Financial common stock and Carolina Trust common stock are traded on the NASDAQ Capital Market under the symbols “CARO” and “CART,” respectively.

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Carolina Trust BancShares, Inc.

901 East Main Street

Lincolnton, North Carolina 28092

(888) 993-7664

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On December 18, 2019

To the Shareholders of Carolina Trust BancShares, Inc.:

We are pleased to invite you to attend the special meeting of shareholders of Carolina Trust BancShares, Inc. (“Carolina Trust”), which will be held on December 18, 2019, at 10:00 a.m., local time, at The Laboratory Mill, 848 Southfork Road, Lincolnton, NC 28092, for the following purposes:

1.	To approve the Agreement and Plan of Merger and Reorganization, dated as of July 15, 2019, by and between Carolina Trust and Carolina Financial Corporation (“Carolina Financial”), as it may be amended from time to time, under which Carolina Trust will merge with and into Carolina Financial, a copy of which agreement is included as Annex A to the proxy statement/prospectus of which this notice is a part;

2.	To cast a non-binding, advisory vote to approve the compensation that may be paid or become payable to Carolina Trust’s named executive officers that is based on or otherwise related to the merger; and

3.	To vote on a proposal to approve the adjournment or postponement of the Carolina Trust special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger agreement.

We will also transact such other business as may properly come before the special meeting or any adjournment of the special meeting.

The Carolina Trust board of directors has set October 9, 2019 as the record date for the Carolina Trust special meeting. Only holders of record of shares of Carolina Trust common stock at the close of business on October 9, 2019 will be entitled to notice of, and to vote at, the special meeting and at any adjournments or postponements thereof. This proxy statement/prospectus is being mailed to Carolina Trust shareholders on or about October 28, 2019.

Carolina Trust shareholder approval of the merger agreement is required to complete the merger, which requires the affirmative vote of a majority of the issued and outstanding shares of Carolina Trust common stock entitled to vote at the special meeting.

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The Carolina Trust board of directors has unanimously adopted the merger agreement and authorized and approved the merger and the transactions contemplated thereby, has recommended the merger agreement to Carolina Trust shareholders, and recommends that you vote “FOR” the proposal to approve the merger agreement, “FOR” the merger-related compensation proposal, and “FOR” the adjournment proposal.

Your vote is very important. We urge you to vote your shares whether or not you expect to attend the Carolina Trust special meeting in person as promptly as possible by (i) visiting the internet site listed on the proxy, or (ii) submitting your proxy by mail using the provided self-addressed, stamped envelope. Submitting a proxy now will not prevent you from being able to vote in person at the Carolina Trust special meeting. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the proxy statement/prospectus.

The enclosed proxy statement/prospectus provides a detailed description of the merger, the merger agreement and the other matters to be considered at the special meeting. We urge you to carefully read the proxy statement/prospectus, including any documents incorporated by reference, and the Annexes in their entirety. If you have any questions concerning the merger or the proxy statement/prospectus, would like additional copies or need help voting your shares, please contact Edwin E. Laws, Executive Vice President and Chief Financial Officer of Carolina Trust, at (704) 735-1104.

By Order of the Board of Directors

Jerry L. Ocheltree
President and Chief Executive Officer

October 21, 2019

Lincolnton, North Carolina

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ABOUT THIS PROXY STATEMENT/PROSPECTUS

This proxy statement/prospectus, which forms part of a Registration Statement on Form S-4 filed with the SEC by Carolina Financial, constitutes a prospectus of Carolina Financial under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Carolina Financial common stock to be offered to Carolina Trust shareholders in connection with the merger. This proxy statement/prospectus also constitutes a proxy statement for Carolina Trust under Section 14(a) of the Exchange Act. It also constitutes a notice of meeting with respect to the special meeting of Carolina Trust shareholders.

You should rely only on the information contained in or incorporated by reference into this proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement/prospectus. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than the date of this proxy statement/prospectus. You should not assume that the information incorporated by reference into this proxy statement/prospectus is accurate as of any date other than the date of the incorporated document. Neither our mailing of this proxy statement/prospectus to Carolina Trust shareholders nor the issuance by Carolina Financial of shares of common stock pursuant to the merger will create any implication to the contrary.

This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation. Information contained in this proxy statement/prospectus regarding Carolina Financial has been provided by Carolina Financial, and information contained in this proxy statement/prospectus regarding Carolina Trust has been provided by Carolina Trust.

All references in this proxy statement/prospectus to “Carolina Financial” refer to Carolina Financial Corporation. All references in this proxy statement/prospectus to “Carolina Trust” refer to Carolina Trust BancShares, Inc. All references in this proxy statement/prospectus to “we,” “our” and “us” refer to Carolina Financial and Carolina Trust collectively, unless otherwise indicated or as the context requires.

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ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates important business and financial information about Carolina Financial and Carolina Trust from other documents filed with the SEC that are not included in or delivered with this proxy statement/prospectus. You can obtain any of the documents filed with the SEC by Carolina Financial or Carolina Trust at no cost from the SEC’s website at www.sec.gov. You can also obtain the documents incorporated by reference into this proxy statement/prospectus free of charge by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers:

Carolina Financial Corporation

288 Meeting Street

Charleston, SC 29401

(843) 723-7700

Attention: William A. Gehman, III

Executive Vice President and Chief Financial Officer

Carolina Trust BancShares, Inc.

901 East Main Street

Lincolnton, North Carolina 28092

(704) 735-1104

Attention: Edwin E. Laws

Executive Vice President and Chief Financial Officer

Investors may also visit Carolina Financial’s or Carolina Trust’s website for more information about Carolina Financial or Carolina Trust, respectively. Carolina Financial’s website is www.haveanicebank.com. Carolina Trust’s website is www.carolinatrust.com. Information included on these websites is not incorporated by reference into, and does not constitute a part of, this proxy statement/prospectus.

If you would like to request any documents, please do so by December 11, 2019 in order to receive them before the Carolina Trust special meeting.

For a more detailed description of the information incorporated by reference in this proxy statement/prospectus and how you may obtain it, see “Where You Can Find More Information” beginning on page ii.

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QUESTIONS AND ANSWERS ABOUT THE MERGER

The following are some questions that you may have regarding the merger and the special shareholders’ meeting and brief answers to those questions. We urge you to carefully read the remainder of this proxy statement/prospectus because the information in this section does not provide all the information that might be important to you with respect to the merger and the special shareholders’ meeting.

Q:	Why am I receiving this proxy statement/prospectus and what will I be asked to vote on?

A:	Carolina Financial and Carolina Trust have agreed to a merger pursuant to the terms of the merger agreement, a copy of which is included in this proxy statement/prospectus as Annex A. In order to complete the merger, among other things, Carolina Trust shareholders must approve the merger agreement. In addition, while not a condition to the closing of the merger, Carolina Trust shareholders will be asked to cast a non-binding, advisory vote on merger-related compensation that will be received by certain Carolina Trust executives and a proposal to adjourn the meeting under specified circumstances.

Q:	Why is my vote important?

A:	The merger agreement must be approved by the affirmative vote of the holders of a majority of the outstanding shares of Carolina Trust common stock. Accordingly, if a Carolina Trust shareholder fails to vote on the merger agreement, or does not instruct his or her broker how to vote any shares held for him or her in “street name,” it will have the same effect as a vote against the merger agreement.

Q:	Why is Carolina Trust merging with Carolina Financial?

A:	Carolina Trust is merging with Carolina Financial because the boards of directors of both companies believe that the merger will provide shareholders of both companies with substantial benefits and will enable the combined company to better serve its customers. The combined company would have an increased presence in North Carolina and South Carolina. A detailed discussion of the background of and reasons for the proposed merger is contained under the headings “Background of the Merger,” “Carolina Financial’s Reasons for the Merger,” and “Carolina Trust’s Reasons for the Merger; Recommendation of the Carolina Trust Board of Directors.”

Q:	What will I receive in the merger?

A:

If the merger is completed, each outstanding share of Carolina Trust common stock will be exchanged for either $10.57 in cash or 0.3000 shares of Carolina Financial common stock. Each shareholder of Carolina Trust will have the opportunity to elect to receive cash, Carolina Financial common stock, or a combination of cash and Carolina Financial common stock in exchange for the shareholder’s Carolina Trust shares. Elections by Carolina Trust shareholders will be prorated such that in the aggregate 90% of Carolina Trust’s common stock will be converted into the right to receive shares of Carolina Financial common stock and 10% will be converted into the right to receive the cash consideration.

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Q:	If I am a Carolina Trust shareholder, am I assured of receiving the exact form of consideration I elect to receive?

A:

No. In total, 10% of Carolina Trust’s shares of common stock outstanding will be exchanged for cash and 90% of Carolina Trust’s shares of common stock outstanding will be exchanged for shares of Carolina Financial common stock. Therefore, the form of consideration you receive will depend in part on the elections of other Carolina Trust shareholders so that 10% of Carolina Trust’s shares of common stock outstanding will be exchanged for cash and 90% of the total outstanding shares of Carolina Trust common stock will be exchanged for shares of Carolina Financial common stock. Accordingly, there is no assurance that you will receive the form of consideration you elect with respect to all of your shares of Carolina Trust common stock. If the elections of all Carolina Trust shareholders result in an oversubscription of cash or Carolina Financial common stock, the exchange agent will allocate the consideration you will receive between cash and Carolina Financial common stock in accordance with the proration procedures described under the heading “The Merger Agreement—Allocation of the Merger Consideration” beginning on page 70.

We urge you to obtain current market quotations for the shares of Carolina Financial common stock and Carolina Trust common stock.

Q:	Will Carolina Trust shareholders be taxed on the cash and Carolina Financial common stock that they receive in exchange for their Carolina Trust shares?

A:

The merger is expected to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, we expect that Carolina Trust shareholders will generally not recognize any gain or loss on the exchange of shares of Carolina Trust common stock for shares of Carolina Financial common stock. Carolina Trust shareholders, however, will recognize gain (but not loss, except in certain circumstances (i) in the case of a shareholder that receives only cash, and no Carolina Financial common stock, in the merger or (ii) in connection with a shareholder’s receipt of cash in lieu of fractional shares of Carolina Financial common stock) on any cash received in the merger, whether by election, allocation, or in lieu of fractional shares of Carolina Financial common stock. See “—Election of the Form of Payment of the Merger Consideration” and “—Allocation of the Merger Consideration” below for a description of cash that a Carolina Trust shareholder may receive in the merger by election or allocation.

Carolina Financial and Carolina Trust have received an opinion from Nelson Mullins Riley & Scarborough LLP stating that, subject to the qualifications, assumptions and limitations stated in such opinion, the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. The foregoing opinion is filed as Exhibit 8.1 to the Carolina Financial registration statement of which this proxy statement/prospectus forms a part.

Carolina Trust shareholders are urged to consult their own tax advisors for a full understanding of the tax consequences of the merger to them because tax matters are very complicated and there could be different tax consequences depending on a shareholder’s individual tax circumstances. See “Material U.S. Federal Income Tax Consequences and Opinion of Tax Counsel” beginning on page 86.

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Q:	When and where will the special meeting be held?

A:	The special meeting of Carolina Trust shareholders will be held at The Laboratory Mill, 848 Southfork Road, Lincolnton, NC 28092, on December 18, 2019, at 10:00 a.m., local time.

Q:	Who is entitled to vote at the special meeting?

A:	The record date for the Carolina Trust special meeting is October 9, 2019. Only record holders of shares of Carolina Trust common stock at the close of business on such date are entitled to notice of, and to vote at, the Carolina Trust special meeting.

Q:	What constitutes a quorum at the special meeting?

A:	Shareholders who hold shares representing at least a majority of the shares entitled to vote at the Carolina Trust special meeting must be present in person or represented by proxy to constitute a quorum. All shares of Carolina Trust common stock represented at the Carolina Trust special meeting, either in person or by proxy, including failures to vote and abstentions, will be treated as present for purposes of determining the presence or absence of a quorum.

Q:	How many votes do I have?

A:	With respect to each proposal to be presented at the Carolina Trust special meeting, holders of Carolina Trust common stock are entitled to one vote for each share of Carolina Trust common stock owned at the close of business on the Carolina Trust record date.

Q:	What vote is required to approve each proposal?

A:	The proposal to approve the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of Carolina Trust common stock entitled to vote at the special meeting. Failures to vote and abstentions will have the same effect as a vote against this proposal. The remaining proposals each require that the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Failures to vote and abstentions will have no effect on the vote for these other two proposals.

Q:	How does the Carolina Trust board of directors recommend that Carolina Trust shareholders vote?

A:	The Carolina Trust board of directors unanimously recommends that Carolina Trust shareholders vote “FOR” the proposal to approve the merger agreement, “FOR” the Carolina Trust merger-related compensation proposal, and “FOR” the adjournment proposal.

Q:	How do I vote if I am a shareholder of record?

A:	If you were a record holder of Carolina Trust common stock at the close of business on the record date for the Carolina Trust special meeting, you may vote in person by attending the Carolina Trust special meeting, or you may authorize a proxy to vote by:

•	submitting your Carolina Trust proxy by mail by using the provided self-addressed, stamped envelope; or

•	visiting the internet site listed on the Carolina Trust proxy card and following the instructions provided on that site anytime until 11:59 p.m., Eastern Time, on December 17, 2019.

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Q:	My shares are held in “street name” by my broker, bank or other nominee. Will my broker, bank or other nominee automatically vote my shares for me?

A:

No. If your shares are held through a stock brokerage account, bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” The “record holder” of such shares is your broker, bank or other nominee, and not you. If this is the case, this proxy statement/prospectus has been forwarded to you by your broker, bank or other nominee. You must provide the record holder of your shares with instructions on how to vote your shares.

Brokers, banks, and other nominee holders of record who hold shares of Carolina Trust common stock in “street name” typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions on how to vote from the beneficial owner. However, brokers, banks, and other nominee holders of record typically are not allowed to exercise their voting discretion on matters that are “non-routine” without specific instructions on how to vote from the beneficial owner. Carolina Trust believes all of the proposals to be considered at the special meeting as described in this proxy statement/prospectus are considered non-routine. Therefore, brokers, banks, and other nominee holders of record do not have discretionary authority to vote on any of the proposals.

Broker non-votes are shares held by a broker, bank, or other nominee holder of record that are present in person or represented by proxy at a meeting of shareholders, but with respect to which the broker, bank, or other nominee holder of record is not instructed by the beneficial owner of such shares on how to vote on a particular proposal and the broker does not have discretionary voting power on such proposal. Because brokers, banks, and other nominee holders of record do not have discretionary voting authority with respect to any of the proposals to be considered at the Carolina Trust special meeting as described in this proxy statement/prospectus, if a beneficial owner of shares of Carolina Trust common stock held in “street name” does not give voting instructions to the broker, bank, or other nominee holder of record, then those shares will not be present in person or represented by proxy at the Carolina Trust special meeting. As a result, there will not be any broker non-votes in connection with any of the proposals to be considered at the Carolina Trust special meeting as described in this proxy statement/prospectus.

Please follow the voting instructions provided by your broker, bank or other nominee so that it may vote your shares on your behalf. Please note that you may not vote shares held in street name by returning a proxy card directly to Carolina Trust or by voting in person at the special meeting unless you first obtain a “legal proxy” from your broker, bank or other nominee.

Q:	What will happen if I return my proxy without indicating how to vote?

A:	If you properly complete and sign your proxy card but do not indicate how your shares of Carolina Trust common stock should be voted on a proposal, the shares of Carolina Trust common stock represented by your proxy will be voted as the Carolina Trust board of directors recommends and, therefore, “FOR” the proposal to approve the merger agreement, “FOR” the Carolina Trust merger-related compensation proposal, and “FOR” the adjournment proposal.

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Q:	Can I change my vote or revoke my proxy after I have returned a proxy or voting instruction card?

A:	Yes. If you are the record holder of Carolina Trust stock, you can change your vote or revoke your proxy at any time before your proxy is voted at the applicable special meeting. You can do this by:

•	timely delivering a signed written notice of revocation to the Corporate Secretary of Carolina Trust;

•	timely delivering a new, valid proxy bearing a later date;

•	casting a subsequent vote via internet; or

•	attending the special meeting and voting in person. Simply attending the Carolina Trust special meeting without voting will not revoke any proxy that you have previously given or change your vote.

If you hold shares of Carolina Trust in “street name,” you must contact your broker, bank or other nominee to change your vote.

Q:	Do I need to do anything with my shares of common stock other than vote for the proposals at the special meeting?

A:	If you are a Carolina Trust shareholder, after the merger is completed, each share of Carolina Trust common stock that you hold will be converted automatically into the right to receive either $10.57 in cash or 0.3000 shares of Carolina Financial common stock. Each shareholder of Carolina Trust will have the opportunity to elect to receive cash, Carolina Financial common stock, or a combination of cash and Carolina Financial common stock in exchange for the shareholder’s Carolina Trust shares. You will receive instructions at that time regarding exchanging your Carolina Trust shares for shares of Carolina Financial common stock. You do not need to take any action at this time. Please do not send your Carolina Trust stock certificates with your proxy.

Q:	Do I have the right to dissent and obtain the “fair value” for my shares?

A:	No. Under North Carolina law, the holders of Carolina Trust common stock are not entitled to appraisal rights or dissenters’ rights in connection with the merger.

Q:	When do you expect to complete the merger?

A:	We presently expect to complete the merger by the end of the first quarter of 2020. However, we cannot assure you when or if the merger will occur. We must first obtain the approval of the Carolina Trust shareholders at the special meeting as well as the necessary regulatory approvals.

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Shareholders of Carolina Trust who have questions about the merger, the other matters to be voted on at the special meeting, or how to submit a proxy or who desire additional copies of this proxy statement/prospectus or additional proxy cards should contact:

Carolina Trust BancShares, Inc.

901 East Main Street

Lincolnton, North Carolina 28092

(704) 735-1104

Attention: Edwin E. Laws

Executive Vice President and Chief Financial Officer

Shareholders of Carolina Trust may also obtain more information about the merger and the proxy materials by contacting Regan & Associates, Inc., Carolina Trust’s proxy solicitor, at 505 Eighth Avenue, Suite 800, New York, New York 10018, or toll free at (800) 737-3426.

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SUMMARY

This summary highlights material information regarding the merger and the special meeting contained later in this proxy statement/prospectus. This summary does not contain all of the information that may be important to you, and we urge you to read this entire document carefully, including the Annexes, exhibits and enclosures, to better understand the merger and its potential impact on you before deciding how to vote. Each item in this summary includes a page reference directing you to a more complete discussion of the item.

The Companies (page 102 for Carolina Financial and page 102 for Carolina Trust)

Carolina Financial Corporation

288 Meeting Street

Charleston, South Carolina 29401

(843) 723-7700

Jerold L. Rexroad, President and Chief Executive Officer

Carolina Financial Corporation is a Delaware corporation and a financial holding company registered under the Bank Holding Company Act of 1956. Its primary business is to serve as the holding company for CresCom Bank, a South Carolina state-chartered commercial bank with 62 branches located throughout the Carolinas. CresCom Bank is primarily engaged in the business of accepting demand deposits and savings deposits insured by the Federal Deposit Insurance Corporation (the “FDIC”), and providing commercial, consumer and mortgage loans to the general public. CresCom Bank operates Crescent Mortgage Company, a wholly-owned subsidiary of CresCom Bank based in Atlanta, Georgia, as a wholesale and correspondent mortgage lender for community banks. Crescent Mortgage Company is licensed to originate loans in 48 states, partnering with community banks, credit unions and mortgage brokers. CresCom Bank also operates Carolina Services Corporation of Charleston, a Delaware financial services company that provides financial processing services to, and otherwise supports the operations of, CresCom Bank and Crescent Mortgage Company.

Carolina Trust BancShares, Inc.

901 East Main Street

Lincolnton, North Carolina 28092

(704) 735-1104

Jerry L. Ocheltree, President and Chief Executive Officer

Carolina Trust BancShares, Inc. is a North Carolina corporation and a bank holding company registered under the Bank Holding Company Act of 1956. Its primary business is to own and control all of the capital stock of Carolina Trust Bank. Carolina Trust Bank currently maintains a main office located at 901 East Main Street, Lincolnton, North Carolina and 11 full-service branch offices in the Piedmont and Mountain Regions of the Carolinas to the north and west of Charlotte, North Carolina.

The Merger (page 37)

Under the terms of the merger agreement, Carolina Trust will merge with and into Carolina Financial, with Carolina Financial being the surviving corporation (we refer to this as the “merger”). Simultaneously with the merger or immediately thereafter, Carolina Trust Bank will merge with and into CresCom Bank, and CresCom Bank will be the surviving bank (we refer to this as the “bank merger”). Both Carolina Financial and CresCom Bank will continue their existence under Delaware and South Carolina law, respectively, while Carolina Trust and Carolina Trust Bank will cease to exist. The merger agreement is attached as Annex A and is incorporated into

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this proxy statement/prospectus by reference. We encourage you to read the merger agreement carefully as it is the legal document that governs the merger.

What Carolina Trust Shareholders Will Receive in the Merger (page 69)

If the merger is completed, each outstanding share of Carolina Trust common stock will be exchanged for either $10.57 in cash or 0.3000 shares of Carolina Financial common stock. Each shareholder of Carolina Trust will have the opportunity to elect to receive cash, Carolina Financial common stock, or a combination of cash and Carolina Financial common stock in exchange for the shareholder’s Carolina Trust shares. Elections by Carolina Trust shareholders will be prorated such that in the aggregate 90% of Carolina Trust’s common stock will be converted into the right to receive shares of Carolina Financial common stock and 10% will be converted into the right to receive the cash consideration.

Based on the number of shares of Carolina Financial common stock and Carolina Trust common stock outstanding at the close of business on July 31, 2019, and based on the number of shares of Carolina Financial common stock expected to be issued in the merger, the former Carolina Trust shareholders as a group will receive shares in the merger constituting approximately 10.2% of the outstanding shares of Carolina Financial common stock immediately after the merger. As a result, the current Carolina Financial stockholders as a group will own approximately 89.8% of the outstanding shares of Carolina Financial common stock immediately after the merger.

Merger Consideration Election (page 70)

Shortly after the effective time of the merger, Carolina Financial will cause the exchange agent to deliver or mail to Carolina Trust shareholders an election form and instructions for making an election as to the form of consideration preferred to be received in the merger. The available elections, election procedures, and deadline for making elections are described under the heading “Proposal No. 1—The Merger—Election of the Form of Payment of the Merger Consideration” on page 70. To be effective, an election form must be properly completed and received by Carolina Financial’s exchange agent no later than 4:00 p.m. local time on the date set forth on the election form sent to Carolina Trust shareholders. If a Carolina Trust shareholder does not make an election by the election deadline, the exchange agent has the discretion to choose the consideration such shareholder will receive.

After the election deadline, the elections made by Carolina Trust shareholders may be adjusted as necessary to ensure that Carolina Financial pays cash in exchange for 10% of the outstanding shares of Carolina Trust common stock and Carolina Financial common stock in exchange for 90% of the outstanding shares of Carolina Trust common stock. The merger agreement provides the method, which is described under the heading “The Merger Agreement—Allocation of the Merger Consideration” beginning on page 70, for allocating shares of Carolina Financial common stock and cash to be received for the shares of Carolina Trust common stock, based on the elections made. Accordingly, a Carolina Trust shareholder may receive less cash and more shares of Carolina Financial common stock, or more shares of Carolina Financial common stock and less cash, than elected.

No Appraisal or Dissenters’ Rights (page 100)

Under North Carolina law, as well as the governing instruments of Carolina Trust, the holders of Carolina Trust common stock are not entitled to appraisal rights or dissenters’ rights in connection with the merger.

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Effect of the Merger on Carolina Trust Stock Options (page 71)

As of October 9, 2019, there were outstanding options to purchase 115,406 shares of Carolina Trust common stock, with a weighted average exercise price of $3.88 per share. Any unvested stock options outstanding at the time of the merger will vest upon the effective date of the merger. Any outstanding stock option to purchase shares will convert into an option to acquire shares of Carolina Financial common stock, as adjusted to reflect the exchange ratio.

Regulatory Approvals (page 65)

Carolina Financial believes the merger qualifies as a “waiver transaction” under the applicable rules and regulations of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), and the Federal Reserve has advised Carolina Financial of its non-objection to characterization of the merger as a “waiver transaction.” However, for the merger of Carolina Trust Bank with and into CresCom Bank, we must obtain approval from the FDIC, the South Carolina Board of Financial Institutions (the “SCBFI”), and the North Carolina Commissioner of Banks (the “NCCOB”). The FDIC, the SCBFI and the NCCOB have each approved the bank merger.

Carolina Trust’s Special Shareholders’ Meeting (page 32)

Carolina Trust will hold its special shareholders’ meeting on December 18, 2019, at 10:00 a.m., local time, at The Laboratory Mill, 848 Southfork Road, Lincolnton, NC 28092.

Carolina Trust’s Record Date and Voting (page 32)

If you owned shares of Carolina Trust common stock at the close of business on October 9, 2019, the record date for the Carolina Trust special shareholders’ meeting, you are entitled to vote on the merger agreement as well as any other matters considered at the special shareholders’ meeting. On the record date, there were 9,305,714 shares of Carolina Trust common stock outstanding. You will have one vote at the meeting for each share of common stock you owned on the record date. The affirmative vote of the holders of a majority of Carolina Trust’s outstanding shares of common stock is required to approve the merger agreement. As of October 9, 2019, Carolina Trust’s directors and executive officers and their affiliates beneficially owned approximately 3.90% of the outstanding shares of Carolina Trust common stock. Each of Carolina Trust’s directors and executive officers has agreed, subject to several conditions, to vote his or her shares of Carolina Trust common stock in favor of the merger agreement and the transactions contemplated thereby.

Carolina Trust’s Board of Directors Recommends that Carolina Trust Shareholders Vote “FOR” the Approval of the Merger Agreement (page 32)

Carolina Trust’s board of directors has determined that the merger, the merger agreement, and the transactions contemplated by the merger agreement are advisable and in the best interests of Carolina Trust and its shareholders and has adopted the merger agreement. Carolina Trust’s board of directors recommends that Carolina Trust shareholders vote “FOR” the approval of the merger agreement. For the factors considered by Carolina Trust’s board of directors in reaching its decision to adopt the merger agreement, see “The Merger—Carolina Trust’s Reasons for the Merger; Recommendation of the Carolina Trust Board of Directors.”

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Opinion of Carolina Trust’s Financial Advisor (page 44 and Annex B)

At the July 15, 2019 meeting of the Carolina Trust board of directors, representatives of Raymond James & Associates, Inc. (“Raymond James”) rendered Raymond James’ oral opinion, which was subsequently confirmed by delivery of a written opinion to the Carolina Trust board of directors dated July 15, 2019, as to the fairness, as of July 15, 2019, from a financial point of view, to the holders of Carolina Trust’s outstanding common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement, based upon and subject to the qualifications, assumptions, limitations and other matters considered in connection with the preparation of its opinion.

The full text of the written opinion of Raymond James, dated July 15, 2019, which sets forth, among other things, the various qualifications, assumptions and limitations on the scope of the review undertaken, is attached as Annex B to this document. Raymond James provided its opinion for the information and assistance of the Carolina Trust board of directors (solely in each director’s capacity as such) in connection with, and for purposes of, its consideration of the merger and its opinion only addresses whether the merger consideration to be received by the holders of Carolina Trust common stock in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders. The opinion of Raymond James did not address any other term or aspect of the merger agreement or the merger contemplated thereby. The Raymond James opinion does not constitute a recommendation to the Carolina Trust board of directors or to any holder of Carolina Trust common stock as to how the Carolina Trust board of directors, such shareholder or any other person should vote or otherwise act with respect to the merger or any other matter.

The fairness opinion of Raymond James was rendered on July 15, 2019. Changes in the operations and prospects of Carolina Trust or Carolina Financial, general market and economic conditions and other factors which may be beyond the control of Carolina Trust or Carolina Financial may have altered the value of Carolina Trust or Carolina Financial or the sale prices of shares of Carolina Trust common stock and Carolina Financial common stock as of the date of this proxy statement/prospectus, or may alter such values and sale prices by the time the merger is completed. The opinion of Raymond James is dated July 15, 2019 and does not speak as of any other date.

Interests of Executive Officers and Directors of Carolina Trust that Differ from Your Interests (page 58)

When considering whether to approve the merger agreement, you should be aware that some officers and directors of Carolina Trust have interests in the merger that differ from the interests of other Carolina Trust shareholders, including, among other things, the following:

•	one incumbent director of Carolina Trust, Johnathan L. Rhyne, Jr., will be invited to join the board of directors of each of Carolina Financial and CresCom Bank and the remaining incumbent directors of Carolina Trust will be invited to join a Charlotte, North Carolina advisory board of CresCom Bank and will receive certain advisory fees for their service;
•	Jerry L. Ocheltree, President and Chief Executive Officer of Carolina Trust, will serve as CresCom Bank’s President of North Carolina Commercial Banking following the merger, pursuant to an employment agreement entered into with CresCom Bank;
•

in connection with the closing of the merger, certain officers of Carolina Trust will receive change in control payments under their respective employment, retirement or other agreements with Carolina Trust;

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•	Carolina Trust stock options will be converted into options to acquire shares of Carolina Financial common stock, as adjusted to reflect the exchange ratio; and
•	following the merger, Carolina Financial will generally indemnify and provide liability insurance to the present directors and officers of Carolina Trust, subject to certain exceptions.

Each Carolina Trust board member was aware of these and other interests and considered them before approving and adopting the merger agreement.

Material U.S. Federal Income Tax Consequences and Opinion of Tax Counsel (page 86)

The merger is expected to qualify as a reorganization under Section 368(a) of the Code. Accordingly, we expect that Carolina Trust shareholders will generally not recognize any gain or loss on the exchange of shares of Carolina Trust common stock for shares of Carolina Financial common stock. Carolina Trust shareholders, however, will recognize (i) gain (but not loss, except in certain circumstances in the case of a shareholder that receives only cash, and no Carolina Financial common stock, in the merger) on cash received in exchange for their shares of Carolina Trust common stock and (ii) gain or, in certain circumstances, loss on cash received in lieu of fractional shares of Carolina Financial common stock. Carolina Financial shareholders generally will have no direct tax consequences as a result of the merger. If the merger does not qualify as a reorganization under Section 368(a) of the Code, Carolina Trust’s shareholders generally will recognize gain or loss for federal income tax purposes equal to the difference between (i) the sum of the fair market value of the Carolina Financial common stock received in the merger plus the cash received in the merger, and (ii) the basis in their Carolina Trust common stock.

Carolina Financial and Carolina Trust have received an opinion from Nelson Mullins Riley & Scarborough LLP stating that, subject to the qualifications, assumptions and limitations stated in such opinion, the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. The foregoing opinion is filed as Exhibit 8.1 to the Carolina Financial registration statement of which this proxy statement/prospectus forms a part.

Tax matters are complicated, and the tax consequences of the merger may vary among Carolina Trust shareholders. We urge each Carolina Trust shareholder to contact his or her own tax advisor to fully understand the tax implications of the merger.

Comparative Rights of Shareholders (page 91)

The rights of Carolina Trust’s shareholders are currently governed by North Carolina corporate law and Carolina Trust’s articles of incorporation and bylaws. The rights of Carolina Financial’s stockholders are currently governed by Delaware corporate law and Carolina Financial’s certificate of incorporation and bylaws. Upon consummation of the merger, the shareholders of Carolina Trust that receive stock consideration will become stockholders of Carolina Financial, and Delaware corporate law, as well as the certificate of incorporation and bylaws of Carolina Financial, will govern their rights. Carolina Financial’s certificate of incorporation and bylaws differ somewhat from those of Carolina Trust.

Termination of the Merger Agreement and Termination Fee (page 83)

Notwithstanding the approval of the merger agreement by the Carolina Trust shareholders, the parties can mutually agree at any time to terminate the merger agreement before completing the merger.

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Either Carolina Financial or Carolina Trust can also terminate the merger agreement:

•	If the other party breaches any representation or warranty in the merger agreement which cannot be or is not cured within 30 days of notice of such breach; provided, that such breach is reasonably likely, in the opinion of the non-breaching party, to permit such party to refuse to consummate the transactions contemplated by the merger agreement;

•	If any regulatory authority whose approval is required for consummation of the merger makes a final non-appealable decision not to approve the merger, if any final law or order permanently restrains, enjoins, or otherwise prohibits consummation of the merger, or if the requisite Carolina Trust shareholder vote is not obtained at the Carolina Trust special meeting; or

•	If the merger is not completed by February 28, 2020.

Carolina Financial can also terminate the merger agreement if Carolina Trust’s board of directors (i) withdraws or modifies its recommendation that the Carolina Trust shareholders approve the merger agreement or approves or recommends an acquisition proposal by a third party, (ii) fails to reaffirm the merger agreement after being requested to do so following the announcement of an acquisition proposal by a third party, or (iii) otherwise fails to comply with the terms of the merger agreement regarding obtaining shareholder approval of the merger agreement and soliciting other offers for an acquisition of Carolina Trust. In this event, Carolina Trust must pay a $4,712,000 termination fee to Carolina Financial.

Carolina Trust can also terminate the merger agreement if Carolina Trust’s shareholders do not approve the merger agreement at the Carolina Trust special meeting, and prior to the Carolina Trust special meeting, Carolina Trust received a superior proposal which did not result from a breach of its non-solicitation obligations under the merger agreement, and Carolina Trust’s board of directors determines to enter into a definitive agreement for such proposal upon termination of the merger agreement and enters into such agreement concurrently with its termination of the merger agreement. In this event, Carolina Trust must pay a $4,712,000 termination fee to Carolina Financial.

In addition, if (i) an acquisition proposal with respect to Carolina Trust is communicated to the shareholders, senior management, or board of directors of Carolina Trust or any person publicly announces an intention to make an acquisition proposal with respect to Carolina Trust after the date of the merger agreement, (ii) the merger agreement is then terminated due to a failure to obtain the Carolina Trust shareholder vote, a material breach of the merger agreement by Carolina Trust, or failure to close the merger by February 28, 2020, and (iii) within one year after the termination of the merger agreement, Carolina Trust consummates an acquisition transaction or enters into an acquisition agreement, then it must pay the $4,712,000 termination fee to Carolina Financial.

Accounting Treatment (page 91)

Carolina Financial will account for the merger using the acquisition method of accounting. Under this accounting method, Carolina Financial will record the acquired identifiable assets and liabilities assumed at their fair market value at the time the merger is complete. Any excess of the cost of Carolina Trust over the sum of the fair values of tangible and identifiable intangible assets less liabilities assumed will be recorded as goodwill. Based on an assumed purchase price of $100.1 million and utilizing information as of June 28, 2019, estimated

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goodwill and other intangibles would total approximately $42.6 million. Carolina Financial’s reported income would include the operations of Carolina Trust after the merger. Financial statements of Carolina Financial after completion of the merger will reflect the impact of the acquisition of Carolina Trust. Financial statements of Carolina Financial issued before completion of the merger will not be restated retroactively to reflect Carolina Trust’s historical financial position or results of operations.

Market Price and Dividend Information

Carolina Financial’s common stock and Carolina Trust’s common stock are currently listed on NASDAQ under the symbols “CARO” and “CART,” respectively.

As of October 9, 2019, there were approximately 1,879 holders of record of common stock of Carolina Financial and 1,865 holders of record of Carolina Trust common stock. The following table presents the closing sale price per share of Carolina Financial common stock on July 12, 2019, the last trading day before we publicly announced the merger agreement, and October 16, 2019, the last practicable trading day prior to the date of this proxy statement/prospectus. The table also presents the equivalent value of the merger consideration per share of Carolina Trust common stock on those dates, calculated by multiplying the closing price of Carolina Financial common stock on those dates by the exchange ratio.

Date	Carolina Financial Closing Price	Equivalent Carolina Trust Per Share Value
July 12, 2019	$35.62	$10.69
October 16, 2019	35.19	10.56

Because the exchange ratio is fixed and the market price of Carolina Financial common stock is subject to fluctuation, the market value of the shares of Carolina Financial common stock that Carolina Trust shareholders may receive in the merger may increase or decrease prior to and following the merger. Carolina Trust shareholders are urged to obtain current market quotations for Carolina Financial common stock, which are available at www.nasdaq.com.

The following table shows the high and low sales prices of Carolina Financial common stock published by NASDAQ since 2017. Carolina Financial paid quarterly dividends as shown below.

2019	Dividends	High	Low
Fourth Quarter Through October 16, 2019	$—	35.99	33.53
Third Quarter	0.09	37.24	32.52
Second Quarter	0.09	38.40	32.65
First Quarter	0.08	38.00	29.25

2018	Dividends	High	Low
Fourth Quarter	$0.07	38.14	27.62
Third Quarter	0.07	45.49	37.45
Second Quarter	0.06	45.58	38.14
First Quarter	0.05	42.42	36.37

2017	Dividends	High	Low
Fourth Quarter	$0.05	39.33	35.39
Third Quarter	0.04	35.88	31.75
Second Quarter	0.04	32.98	28.56
First Quarter	0.04	31.48	28.35

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Carolina Financial is authorized to pay dividends as declared by the board of directors, provided that no such distribution results in insolvency on a going concern or balance sheet basis. On July 26, 2013, Carolina Financial’s board of directors approved the initiation of a quarterly cash dividend to the common stockholders. However, future dividends will be subject to board approval. As Carolina Financial is a legal entity separate and distinct from CresCom Bank, its principal source of funds with which it can pay dividends to its stockholders is dividends it receives from CresCom Bank. For that reason, its ability to pay dividends is subject to the limitations that apply to CresCom Bank. A South Carolina state bank may not pay dividends from capital. All dividends must be paid out of undivided profits then on hand, after deducting expenses, including reserves for losses and bad debts. Unless otherwise instructed by the SCBFI, CresCom Bank is generally permitted under South Carolina state banking regulations to pay cash dividends of up to 100% of net income in any calendar year without obtaining the prior approval of the SCBFI. In addition, under the Federal Deposit Insurance Corporation Improvement Act, CresCom Bank may not pay a dividend if, after paying the dividend, CresCom Bank would be undercapitalized. The Federal Reserve may also prevent the payment of a dividend by CresCom Bank if it determines that the payment would be an unsafe and unsound banking practice.

NASDAQ Listing

Carolina Financial will list the shares of Carolina Financial common stock to be issued to the shareholders of Carolina Trust in connection with the merger on NASDAQ under the symbol “CARO.”

Resale of Carolina Financial Common Stock (page 73)

The shares of Carolina Financial common stock to be issued to the shareholders of Carolina Trust in connection with the merger will be freely tradable by such shareholders, except that if any Carolina Trust shareholders are deemed to be affiliates of Carolina Financial, they must abide by certain transfer restrictions under the Securities Act.

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SELECTED CONSOLIDATED FINANCIAL INFORMATION OF CAROLINA FINANCIAL

Carolina Financial’s summary consolidated financial data is presented below as of and for the six months ended June 30, 2019 and 2018 and as of and for the years ended December 31, 2014 through December 31, 2018. The summary consolidated financial data presented below as of or for the years ended December 31, 2014 through 2018 are derived from Carolina Financial’s audited consolidated financial statements, which were audited by Elliott Davis, LLC. Carolina Financial’s selected consolidated financial data as of and for the six months ended June 30, 2019 and 2018 have not been audited but, in the opinion of management, contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the financial position and the results of operations and cash flows for such periods. Carolina Financial’s results for the six months ended June 30, 2019, are not necessarily indicative of Carolina Financial’s results of operations that may be expected for the year ending December 31, 2019. The following summary consolidated financial data should be read in conjunction with Carolina Financial’s consolidated financial statements and related notes as of and for the six months ended June 30, 2019 and 2018, Carolina Financial’s consolidated financial statements as of and for the years ended December 31, 2018, 2017 and 2016 and the accompanying “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this proxy statement/prospectus. Please see “Where You Can Find More Information” for the location of information incorporated by reference into this proxy statement/prospectus.

	As of or for the Six Months Ended June 30,		As of or for the Years Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
			(In thousands)
Operating Data:
Interest income	$86,916	77,154	$161,058	95,087	60,914	49,604	37,656
Interest expense	19,163	12,118	27,248	13,253	8,753	6,604	5,602
Net interest income	67,753	65,036	133,810	81,834	52,161	43,000	32,054
Provision for loan losses	1,380	559	2,059	779	—	—	—
Net interest income after provision for loan losses	66,373	64,477	131,751	81,055	52,161	43,000	32,054
Noninterest income	21,103	21,076	39,896	33,916	29,297	27,679	21,148
Noninterest expense	49,625	61,970	109,208	73,445	56,040	49,199	41,443
Income before income taxes	37,851	23,583	62,439	41,526	25,418	21,480	11,759
Income tax expense	8,232	4,561	12,769	12,961	7,848	7,060	3,448
Net income	$29,619	19,022	$49,670	28,565	17,570	14,420	8,311

Balance Sheet Data:
Total assets	$3,888,074	3,693,091	$3,790,748	3,519,017	1,683,736	1,409,669	1,199,017
Interest-bearing cash	33,804	54,751	33,276	55,998	14,591	16,421	10,694
Securities available for sale	791,151	804,968	842,801	743,239	335,352	306,474	251,717
Securities held to maturity	—	—	—	—	—	17,053	25,544
Federal Home Loan Bank stock	19,900	19,019	21,696	19,065	11,072	9,919	5,405
Loans held for sale	28,521	39,473	16,972	35,292	31,569	41,774	40,912
Loans receivable, net	2,635,369	2,414,234	2,509,873	2,308,050	1,167,578	912,582	768,122
Allowance for loan losses	15,867	12,987	14,463	11,478	10,688	10,141	9,035
Deposits	2,806,109	2,708,798	2,718,193	2,604,929	1,258,260	1,031,528	964,190
Short-term borrowed funds	370,500	354,500	405,500	340,500	203,000	120,000	57,800
Long-term debt	46,525	46,347	59,436	72,259	38,465	103,465	61,740
Stockholders’ equity	605,579	551,784	575,285	475,381	163,190	139,859	93,700

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	As of or for the Six Months Ended June 30,		As of or for the Years Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
			(In thousands)
Selected Average Balances:
Total assets	$3,852,336	3,574,917	$3,629,490	2,306,667	1,537,654	1,303,402	990,773
Loans receivable, net	2,573,001	2,361,933	2,388,856	1,526,109	1,035,115	827,787	613,144
Deposits	2,767,134	2,647,176	2,697,908	1,761,087	1,197,688	1,012,659	777,622
Stockholders’ equity	589,297	487,521	526,701	280,877	151,285	101,896	88,474

Performance Ratios:
Return on average equity	10.05%	7.80%	9.43%	10.17%	11.61%	14.15%	9.39%
Return on average assets	1.54%	1.06%	1.37%	1.24%	1.14%	1.11%	0.84%
Average earning assets to average total assets	89.76%	89.50%	89.62%	90.98%	93.56%	91.92%	91.43%
Average loans receivable to average deposits	92.98%	89.22%	88.54%	86.66%	86.43%	81.74%	78.85%
Average equity to average assets	15.30%	13.64%	14.51%	12.18%	9.84%	7.82%	8.93%
Net interest margin	3.95%	4.10%	4.11%	3.9%	3.63%	3.59%	3.54%
Net interest margin - tax equivalent	4.00%	4.15%	4.15%	4.02%	3.71%	3.68%	3.62%
Net (recoveries) charge-offs to average loans receivable	—	(0.08)%	0.04%	0.00%	0.05%	0.13%	0.15%
Non-performing assets to period-end loans receivable	0.54%	0.42%	0.53%	0.30%	0.58%	0.72%	0.73%
Non-performing assets to total assets	0.37%	0.28%	0.35%	0.20%	0.40%	0.47%	0.47%
Non-performing loans to total loans	0.50%	0.35%	0.47%	0.17%	0.48%	0.47%	0.31%
ALLL as a percentage of loans receivable (end of period)	0.60%	0.54%	0.57%	0.49%	0.91%	1.10%	1.16%
ALLL as a percentage of nonperforming loans	120.51%	153.84%	123.13%	291.84%	190.01%	235.73%	371.2%

Per Share Data:
Book value (end of period)	$27.31	24.60	$25.83	22.76	13.23	11.92	10.02
Basic earnings	1.33	0.91	2.28	1.75	1.45	1.51	0.89
Diluted earnings	1.32	0.90	2.26	1.73	1.42	1.48	0.87

Average common shares - basic	22,191,673	20,961,182	21,756,595	16,317,501	12,080,128	9,537,358	9,314,048
Average common shares - diluted	22,374,534	21,174,936	21,972,857	16,550,357	12,352,246	9,718,356	9,507,425

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SELECTED CONSOLIDATED FINANCIAL INFORMATION OF CAROLINA TRUST

Carolina Trust’s summary consolidated financial data is presented below as of and for the six months ended June 30, 2019 and 2018 and as of and for the years ended December 31, 2014 through December 31, 2018. The summary consolidated financial data presented below as of and for the years ended December 31, 2014 through 2018 are derived from Carolina Trust’s audited consolidated financial statements, which were audited by Dixon Hughes Goodman LLP. Carolina Trust’s selected consolidated financial data as of and for the six months ended June 30, 2019 and 2018 have not been audited but, in the opinion of management, contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the financial position and the results of operations and cash flows for such periods. Carolina Trust’s results for the six months ended June 30, 2019, are not necessarily indicative of Carolina Trust’s results of operations that may be expected for the year ending December 31, 2019. The following summary consolidated financial data should be read in conjunction with Carolina Trust’s consolidated financial statements and related notes as of and for the six months ended June 30, 2019 and 2018, Carolina Trust’s audited consolidated financial statements and related notes as of and for the years ended December 31, 2018 and 2017, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this proxy statement/prospectus. Please see “Where You Can Find More Information” for the location of information incorporated by reference into this proxy statement/prospectus.

	As of or for the Six Months Ended June 30,		As of or for the Years Ended December 31,
(dollars in thousands, except per share data)	2019	2018	2018	2017	2016	2015	2014
SUMMARY OF OPERATIONS:
Interest income	$14,483	$10,025	$21,089	$17,449	$16,222	$14,905	$13,042
Interest expense	2,970	2,215	4,624	3,479	2,872	2,311	1,951
Net interest income	11,513	7,810	16,465	13,970	13,350	12,594	11,091
Provision (recovery) for loan losses	153	340	406	704	(27)	(270)	(80)
Net interest income after provision for loan losses	11,360	7,470	16,059	13,266	13,377	12,864	11,171
Non-interest income(1)	1,284	696	1,256	1,033	864	708	597
Non-interest expense(1)	9,899	6,716	13,400	12,301	12,023	11,350	9,450
Income before income taxes	2,745	1,450	3,915	1,998	2,218	2,222	2,318
Provision (benefit) for income taxes	590	359	963	1,594	877	1,164	(4,539)
Net income	$2,155	$1,091	$2,952	$404	$1,341	$1,058	$6,857
Preferred stock dividend and accretion of discount on warrants	—	—	—	—	222	234	227
Net income available to common stockholders	$2,155	$1,091	$2,952	$404	$1,119	$824	$6,630
PER SHARE AND OUTSTANDING SHARES DATA:
Basic net income per common share	$0.23	$0.19	$0.46	$0.09	$0.24	$0.18	$1.43
Diluted net income per common share	0.23	0.19	0.46	0.09	0.24	0.18	1.43
Book value per common share at period end	7.51	6.73	7.02	6.25	6.24	6.00	5.87
Weighted average number of common shares outstanding:
Basic	9,293,994	5,667,619	6,380,227	4,655,369	4,649,405	4,645,408	4,635,096
Diluted	9,366,779	5,763,824	6,470,939	4,737,874	4,697,765	4,685,814	4,678,108
Shares outstanding at period end	9,301,575	7,156,987	7,156,987	4,657,880	4,650,808	4,646,225	4,635,422

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	As of or for the Six Months Ended June 30,		As of or for the Years Ended December 31,
(dollars in thousands, except per share data)	2019	2018	2018	2017	2016	2015	2014
BALANCE SHEET DATA:
Total assets	$617,423	$470,854	$475,104	$406,618	$374,917	$334,049	$293,041
Loans receivable	485,435	374,026	393,282	348,679	308,492	292,362	244,646
Allowance for loan and lease losses	4,146	3,844	3,978	3,599	3,393	3,723	4,002
Other interest-earning assets	88,923	67,063	56,147	37,598	47,589	25,341	29,677
Deposits	516,153	393,279	395,149	340,653	318,665	284,794	237,176
Borrowings	27,099	25,987	25,994	33,483	23,973	15,681	22,373
Stockholders’ equity	69,897	48,201	50,261	29,119	29,033	30,464	29,807
SELECTED PERFORMANCE RATIOS:
Return on average assets	0.71%	0.49%	0.65%	0.10%	0.36%	0.33%	2.53%
Return on average common equity	6.43%	6.02%	6.86%	1.36%	3.87%	2.95%	28.30%
Net interest margin	4.09%	3.78%	3.83%	3.81%	3.80%	4.20%	4.33%
Net interest spread	3.80%	3.57%	3.58%	3.65%	3.65%	4.06%	4.21%
Noninterest income to average assets(1)	0.42%	0.31%	0.27%	0.26%	0.23%	0.22%	0.24%
Noninterest expense to average assets(1)	3.26%	3.04%	2.93%	3.15%	3.26%	3.54%	3.51%
Efficiency ratio(1)(2)	77.35%	78.96%	75.61%	81.99%	84.59%	85.32%	80.95%
Asset Quality Ratios:
Nonperforming loans to period-end loans	0.26%	0.30%	0.27%	0.79%	0.93%	0.74%	1.70%
Allowance for loan and lease losses to period-end loans	0.85%	1.03%	1.01%	1.03%	1.10%	1.27%	1.64%
Allowance for loan and lease losses to nonperforming loans	322.37%	347.73%	378.34%	131.03%	118.02%	172.10%	96.08%
Nonperforming assets to total assets	0.43%	0.65%	0.46%	0.87%	1.04%	1.24%	2.12%
Net loan charge-offs (recoveries) to average loans outstanding	—	0.03%	0.01%	0.15%	0.10%	—	(0.01%)
Capital Ratios: (*indicates subsidiary bank ratio)
Common equity tier 1 capital ratio*	12.67%	12.16%	12.36%	10.10%	11.40%	8.67%	N/A
Total risk-based capital ratio*	13.47%	13.14%	13.34%	11.08%	12.46%	10.30%	11.03%
Tier 1 risk-based capital ratio*	12.67%	12.16%	12.36%	10.10%	11.40%	9.10%	9.77%
Tier 1 leverage ratio*	10.88%	10.45%	10.85%	9.22%	9.64%	8.48%	9.02%
Equity to assets ratio	11.32%	10.24%	10.58%	7.16%	7.74%	9.12%	10.17%
Average equity (common and preferred) to average assets	11.05%	8.20%	9.41%	7.61%	8.49%	9.52%	8.94%
Average common equity to average assets	11.05%	8.20%	9.41%	7.61%	7.83%	8.72%	7.99%
OTHER DATA:
Number of banking offices	11	9	9	9	9	9	7
Number of full time equivalent employees	104	83	86	81	80	83	74

1 Adjusted for all historical periods for the reclassification of debit card expense to net with interchange fees that started in 2018.

2 Efficiency ratio is noninterest expense divided by the sum of net interest income and noninterest income.

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Comparative Per Share Data

The following table shows information about earnings per share, dividends paid per share, and tangible book value per share, on a historical basis and on a pro forma combined and pro forma equivalent per share basis.

	Unaudited Comparative Per Common Share Data
	Carolina Financial	Carolina Trust(1)	Carolina Financial Pro Forma Combined(2)	Carolina Trust Pro Forma Equivalent Per Share(3)
As of and for the Six Months Ended June 30, 2019
Basic earnings	$1.33	$0.23	$1.39	$0.42
Diluted earnings	$1.32	$0.23	$1.38	$0.41
Cash dividends declared(4)	$0.17	$—	$0.17	$0.05
Book value	$27.31	$7.51	$28.19	$8.46

As of and for the Year Ended December 31, 2018
Basic earnings	$2.28	$0.47	$2.31	$0.69
Diluted earnings	$2.26	$0.46	$2.29	$0.69
Cash dividends declared(4)	$0.25	$—	$0.25	$0.08
Book value	$25.83	$7.15	$26.70	$8.01

(1)	On January 1, 2019, Carolina Trust acquired Clover Community Bankshares, Inc. (“Clover”). Pursuant to the merger agreement, Carolina Trust issued 2,123,858 shares of its common stock and paid $4.3 million in cash for the Clover common stock. Accordingly, the related purchase accounting and operating results of Clover are included in Carolina Trust as of and for the six months ended June 30, 2019. The Clover acquisition purchase accounting, fiscal 2018 actual operating results, and issuance of shares related to the Clover acquisition were included in Carolina Trust as of and for the year ended December 31, 2018.

(2)	Pro forma combined amounts are calculated by adding the Carolina Financial historical amounts together with the Carolina Trust historical amounts adjusted for the estimated purchase accounting adjustments to be recorded in connection with the Carolina Trust merger and an estimated 2.5 million shares of Carolina Financial stock to be issued pursuant to the terms of the merger agreement.

(3)	Computed by multiplying the pro forma combined amounts by the exchange ratio of 0.3000.

(4)	Pro forma combined cash dividends are based only upon Carolina Financial’s historical amounts.

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RISK FACTORS

If the merger is consummated and you are a Carolina Trust shareholder that elects to receive, or is allocated under the merger agreement, the stock consideration, you will receive shares of Carolina Financial common stock in exchange for your shares of Carolina Trust common stock. An investment in Carolina Financial common stock is subject to a number of risks and uncertainties, many of which also apply to your existing investment in Carolina Trust common stock. Risks and uncertainties relating to general economic conditions are not summarized below. Those risks, among others, are highlighted on page 27 under the heading “Cautionary Statement Regarding Forward-Looking Statements.” In addition to the other information contained in or incorporated by reference into this proxy statement/prospectus, including the risk factors included in Carolina Financial’s Annual Report on Form 10-K for the year ended December 31, 2018 and the matters addressed in this proxy statement/prospectus under the heading “Cautionary Statement Regarding Forward-Looking Statements,” you should carefully consider the following risk factors in deciding how to vote on the merger agreement.

Carolina Trust shareholders will experience a reduction in percentage ownership and voting power of their shares as a result of the merger.

Carolina Trust shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in Carolina Trust prior to the merger compared to their ownership interests and voting power in Carolina Financial after the merger. Based on the number of shares of Carolina Financial common stock and Carolina Trust common stock outstanding at the close of business on July 31, 2019, and based on the number of shares of Carolina Financial common stock expected to be issued in the merger, the former Carolina Trust shareholders as a group will receive shares in the merger constituting approximately 10.2% of the outstanding shares of Carolina Financial common stock immediately after the merger. As a result, the current Carolina Financial stockholders as a group will own approximately 89.8% of the outstanding shares of Carolina Financial common stock immediately after the merger. Accordingly, former Carolina Trust shareholders will own less than a majority of the outstanding voting stock of the combined company and could, as a result, be outvoted by current Carolina Financial stockholders if such current Carolina Financial stockholders voted together as a group. Shareholders of both companies will experience a reduction in percentage ownership and voting power of their shares as a result of the merger.

Because the market price of Carolina Financial common stock will fluctuate, Carolina Trust shareholders cannot be sure of the exact value of shares of Carolina Financial common stock they will receive.

Upon completion of the merger, each outstanding share of Carolina Trust common stock will be converted into the merger consideration consisting of shares of Carolina Financial common stock or cash, as provided in the merger agreement. The closing price of Carolina Financial common stock on the date that the shareholder actually receives the shares of such stock after the merger is completed and the closing price of Carolina Financial common stock on the date on which the effective time of the merger is to occur may vary from each other, as well as from the closing price of Carolina Financial common stock on the date that Carolina Financial and Carolina Trust announced the merger, on the date that this proxy statement/prospectus is being mailed to Carolina Trust shareholders, and on the date of the special shareholders’ meeting. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in Carolina Financial’s business, operations and prospects, and regulatory considerations, among other things. Many of these factors are beyond the control of Carolina Financial. Accordingly, at the time of the Carolina Trust special shareholders’ meeting, because

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of the above timing differences, Carolina Trust shareholders will not be able to calculate the exact value of Carolina Financial common stock they may receive upon completion of the merger.

The form of merger consideration Carolina Trust shareholders ultimately receive could be different from the form elected based on the form of merger consideration elected by other Carolina Trust shareholders.

All Carolina Trust shareholders will be permitted to make an election as to the form of consideration to receive. However, because the total amount of Carolina Financial common stock and cash to be issued in the merger is fixed, the exchange agent will be allowed, subject to limitations set forth in the merger agreement, to adjust the form of consideration that a Carolina Trust shareholder will receive in order to ensure that 10% of the outstanding shares of Carolina Trust common stock are converted into cash and 90% of the outstanding shares of Carolina Trust common stock are converted into shares of Carolina Financial common stock. Consequently, if either the stock consideration or the cash consideration is oversubscribed, Carolina Trust shareholders could receive a different form of consideration from the form they elect.

Combining the two companies may be more difficult, costly, or time consuming than Carolina Financial or Carolina Trust expects.

The success of the merger will depend, in part, on Carolina Financial’s ability to realize the anticipated benefits and cost savings from combining the businesses of Carolina Financial and Carolina Trust. However, to realize these anticipated benefits and cost savings, we must successfully combine the businesses of Carolina Financial and Carolina Trust. If we are not able to achieve these objectives, the anticipated benefits and cost savings of the merger may not be realized fully or at all or may take longer to realize than expected.

Carolina Financial and Carolina Trust have operated, and, until completion of the merger, will continue to operate, independently. It is possible that the integration process could result in the loss of key employees or disruption of each company’s ongoing business or inconsistencies in standards, controls, procedures, and policies that would adversely affect Carolina Financial’s ability to maintain relationships with clients, depositors, and employees or to achieve the anticipated benefits of the merger. Integration efforts between the two companies will also divert management attention and resources. These integration matters could have an adverse effect on each of Carolina Financial and Carolina Trust during that transition period.

Carolina Financial and Carolina Trust will incur significant transaction and merger-related integration costs in connection with the merger.

Carolina Financial and Carolina Trust expect to incur significant costs associated with completing the merger and integrating the operations of the two companies. Carolina Financial and Carolina Trust are continuing to assess the impact of these costs. Although Carolina Financial and Carolina Trust believe that the elimination of duplicate costs, as well as the realization of other efficiencies related to the integration of the businesses, will offset incremental transaction and merger-related costs over time, this net benefit may not be achieved in the near term, or at all.

Carolina Financial has not previously operated in Carolina Trust’s markets in the Piedmont and Mountain regions of the Carolinas.

Carolina Trust’s service areas are the Piedmont and Mountain regions of the Carolinas. The banking business in these areas is extremely competitive, and the level of competition may

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increase further. Carolina Financial has not previously participated in these markets, except for the Charlotte, North Carolina market, and there may be unexpected challenges and difficulties that could adversely affect Carolina Financial following the merger.

The fairness opinion received by the Carolina Trust board of directors from Raymond James prior to execution of the merger agreement does not reflect any changes in circumstances that may have occurred since the date of such opinion.

The fairness opinion of Raymond James was rendered to the Carolina Trust board of directors on July 15, 2019. Changes in the operations and prospects of Carolina Financial or Carolina Trust, general market and economic conditions and other factors which may be beyond the control of Carolina Financial and Carolina Trust may have altered the value of Carolina Financial or Carolina Trust or the sale prices of shares of Carolina Financial common stock and Carolina Trust common stock as of the date of this proxy statement/prospectus, or may alter such values and sale prices by the time the merger is completed. The opinion from Raymond James, dated July 15, 2019, does not speak as of any date other than the date of such opinion.

Carolina Financial and Carolina Trust may not receive regulatory approvals or such approvals may take longer than expected or impose conditions Carolina Financial and Carolina Trust do not presently anticipate.

The merger of the two banks must be approved by the FDIC, the SCBFI, and the NCCOB. These regulatory agencies will consider, among other things, the competitive impact of the bank merger, each of Carolina Financial and Carolina Trust’s financial and managerial resources, and the convenience and needs of the communities to be served. As part of that consideration, Carolina Financial and Carolina Trust expect that the FDIC will review the capital position, safety and soundness, and legal and regulatory compliance matters and Community Reinvestment Act matters. There can be no assurance as to whether the necessary regulatory approvals will be received, the timing of such approvals, or whether any conditions will be imposed that might limit the combined company’s ability to do business after the bank merger as presently anticipated.

The merger agreement limits Carolina Trust’s ability to pursue alternatives to the merger.

The merger agreement contains provisions that limit Carolina Trust’s ability to discuss competing third-party proposals to acquire all or a significant part of Carolina Trust. In addition, Carolina Trust has agreed to pay Carolina Financial a termination fee of $4,712,000 if the transaction is terminated because Carolina Trust decides to pursue another acquisition transaction, among other things. These provisions might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of Carolina Trust from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share price than that proposed in the merger with Carolina Financial, or might result in a potential competing acquirer proposing to pay a lower per share price to acquire Carolina Trust than it might otherwise have proposed to pay.

Carolina Trust directors and officers have financial interests in the merger that are different from, or in addition to, the interests of Carolina Trust shareholders.

Officers of Carolina Trust negotiated certain terms of the merger agreement with their counterparts at Carolina Financial, and Carolina Trust’s board of directors adopted the merger agreement by a unanimous vote and recommended that Carolina Trust shareholders vote to

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approve the merger agreement and the merger on the terms set forth in the merger agreement. In considering these facts and the other information contained in this proxy statement/prospectus, Carolina Trust shareholders should be aware that Carolina Trust’s directors and officers have financial interests in the merger that are different from, or in addition to, the interests of Carolina Trust shareholders. For example, a Carolina Trust director will be invited to join the Carolina Financial and CresCom Bank boards of directors, and the remaining Carolina Trust directors will be entitled to participate on an advisory board of CresCom Bank following the merger and will receive certain fees for their service. In addition, Jerry L. Ocheltree, President and Chief Executive Officer of Carolina Trust has entered into an employment agreement with Carolina Financial and CresCom Bank, under which he will serve as CresCom Bank’s President of North Carolina Commercial Banking following the merger. These and some other additional interests of Carolina Trust directors and officers may create potential conflicts of interest and cause some of these persons to view the proposed transaction differently than Carolina Trust shareholders may view it. See “The Merger—Interests of Executive Officers and Directors of Carolina Trust in the Merger” for information about these financial interests.

If the merger is not completed, Carolina Financial common stock and Carolina Trust common stock could be materially adversely affected.

The merger is subject to customary conditions to closing, including the approval of the Carolina Trust shareholders. In addition, Carolina Financial and Carolina Trust may terminate the merger agreement under certain circumstances. If Carolina Financial and Carolina Trust do not complete the merger, the market price of Carolina Financial common stock or Carolina Trust common stock may fluctuate to the extent that the current market prices of those shares reflect a market assumption that the merger will be completed. Further, whether or not the merger is completed, Carolina Financial and Carolina Trust will also be obligated to pay certain investment banking, legal and accounting fees, and related expenses in connection with the merger, which could negatively impact results of operations when incurred. In addition, neither company would realize any of the expected benefits of having completed the merger. If the merger is not completed, Carolina Financial and Carolina Trust cannot assure you that additional risks will not materialize or not materially adversely affect the business, results of operations and stock prices of Carolina Financial and Carolina Trust.

We may fail to realize the cost savings estimated for the merger.

Carolina Financial expects to achieve cost savings from the merger when the two companies have been fully integrated. The cost savings estimates assume the ability to combine the businesses of Carolina Financial and Carolina Trust in a manner that permits those cost savings to be realized. If the estimates turn out to be incorrect or if Carolina Financial is not able to successfully combine the two companies, the anticipated cost savings may not be fully realized or realized at all, or may take longer to realize than expected.

The merger may fail to qualify as a reorganization for federal income tax purposes, resulting in a shareholder’s recognition of taxable gain or loss in respect of all of his or her Carolina Trust common stock.

Carolina Financial and Carolina Trust intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. Carolina Financial and Carolina Trust will, as a condition to closing, obtain an opinion from Carolina Financial’s legal counsel that the merger will constitute a reorganization for federal income tax purposes. However, this opinion does not bind the Internal Revenue Service (“IRS”) or prevent the IRS from adopting a contrary position, and

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the IRS will not be asked to provide a ruling on the tax consequences of the merger, including the qualification of the merger as a reorganization within the meaning of Section 368(a) of the Code. If the merger fails to qualify as a reorganization, Carolina Trust shareholders generally would recognize gain or loss on each share of Carolina Trust common stock surrendered in an amount equal to the difference between (i) the shareholder’s adjusted tax basis in that share, and (ii) the sum of the fair market value of the Carolina Financial common stock plus any cash received in exchange for that share upon completion of the merger.

Risks Relating to Carolina Financial’s business.

You should read and consider risk factors specific to Carolina Financial’s business that will also affect the combined company after the merger. These risks are described in the section entitled “Risk Factors” in Carolina Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other documents incorporated by reference into this proxy statement/prospectus. Please see “Where You Can Find More Information” for the location of information incorporated by reference into this proxy statement/prospectus.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus, including information included or incorporated by reference in this document, contains statements which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may relate to, among other matters, the financial condition, results of operations, plans, objectives, future performance, and business of each of Carolina Financial and Carolina Trust, as well as certain information relating to the merger. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. The actual results may differ materially from those anticipated in any forward-looking statements, as they will depend on many factors about which Carolina Financial and Carolina Trust are unsure, including many factors that are beyond their control. The words “may,” “would,” “could,” “should,” “will,” “expect,” “anticipate,” “predict,” “project,” “potential,” “continue,” “contemplate,” “seek,” “assume,” “believe,” “intend,” “plan,” “forecast,” “goal,” and “estimate,” as well as similar expressions, are meant to identify such forward-looking statements. Potential risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, those described under “Risk Factors” section beginning on page 22 and the following:

•	expected revenue synergies and cost savings from the merger may not be fully realized;
•	revenues following the merger may be lower than expected;
•	failure of Carolina Trust’s shareholders to approve the merger agreement;
•	Carolina Financial’s ability to maintain appropriate levels of capital and to comply with its capital ratio requirements;
•	examinations by Carolina Financial’s regulatory authorities, including the possibility that the regulatory authorities may, among other things, require Carolina Financial to increase its allowance for loan losses or write down assets or otherwise impose restrictions or conditions on its operations, including, but not limited to, its ability to acquire or be acquired;
•	changes in economic conditions, either nationally or regionally and especially in Carolina Financial’s primary market areas, resulting in, among other things, a deterioration in credit quality;
•	changes in interest rates, including an impact on Carolina Financial’s margin or a decline in its mortgage production and a decrease in the profitability of its mortgage banking operations;
•	greater than expected losses due to higher credit losses generally and specifically because losses in the sectors of Carolina Financial’s loan portfolio secured by real estate may be greater than expected due to economic factors, including, but not limited to, declining real estate values, increasing interest rates, increasing unemployment, or changes in payment behavior or other factors;
•	changes in the amount of Carolina Financial’s loan portfolio collateralized by real estate and weaknesses in the South Carolina, eastern and central North Carolina and national real estate markets;
•	the adequacy of the level of Carolina Financial’s allowance for loan losses and the amount of loan loss provisions required in future periods;

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•	the rate of loan growth in recent or future years;
•	Carolina Financial’s ability to retain its existing customers, including its deposit relationships;
•	significant increases in competitive pressure in the banking and financial services industries;
•	changes in political conditions or the legislative or regulatory environment, including, but not limited to, the interpretation and enforcement of consumer laws and regulations, changes in federal or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the banking and financial service industries;
•	changes occurring in business conditions and inflation;
•	increased funding costs due to market illiquidity, increased competition for funding, or increased regulatory requirements with regard to funding;
•	Carolina Financial’s business continuity plans or data security systems could prove to be inadequate, resulting in a material interruption in, or disruption to, business and a negative impact on results of operations;
•	changes in deposit flows;
•	changes in technology;
•	changes in monetary and tax policies;
•	changes in accounting policies, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board and the Financial Accounting Standards Board;
•	loss of consumer confidence and economic disruptions resulting from terrorist activities or other military actions;
•	Carolina Financial’s expectations regarding its operating revenues, expenses, effective tax rates and other results of operations;
•	Carolina Financial’s anticipated capital expenditures and estimates regarding its capital requirements;
•	Carolina Financial’s liquidity and working capital requirements;
•	competitive pressures among depository and other financial institutions;
•	the growth rates of the markets in which Carolina Financial competes;
•	Carolina Financial’s anticipated strategies for growth and sources of new operating revenues;

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•	Carolina Financial’s current and future products, services, applications and functionality and plans to promote them;
•	anticipated trends and challenges in Carolina Financial’s business and in the markets in which it operates;
•	the evolution of technology affecting our products, services and markets;
•	acquisition integration risks, including potential deposit attrition, higher than expected costs, customer loss and business disruption, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related matters, and the inability to identify and successfully negotiate and complete additional combinations with potential merger or acquisition partners or to successfully integrate such businesses, including the ability to realize the benefits and cost savings from, and limit any unexpected liabilities associated with, any such business combinations;
•	Carolina Financial’s ability to stay abreast of new or modified laws and regulations that currently apply or become applicable to its business;
•	estimates and estimate methodologies used in preparing Carolina Financial’s consolidated financial statements and determining option exercise prices; and
•	other risks and uncertainties detailed from time to time in Carolina Financial’s filings with the SEC.

Because of these and other risks and uncertainties, Carolina Financial’s or Carolina Trust’s actual future results may be materially different from the results indicated by any forward-looking statements. In addition, Carolina Financial’s and Carolina Trust’s past results of operations do not necessarily indicate their future results. Therefore, both companies caution you not to place undue reliance on their forward-looking information and statements. Neither company undertakes any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

All forward-looking statements in this proxy statement/prospectus are based on information available to Carolina Financial and Carolina Trust as of the date of this proxy statement/prospectus. Although both companies believe that the expectations reflected in our forward-looking statements are reasonable, neither company can guarantee you that these expectations will be achieved.

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THE Carolina Trust PROPOSALS

Carolina Trust Proposal 1 – Approval of the Merger Agreement

At the Carolina Trust special meeting, the Carolina Trust shareholders will be asked to approve the merger agreement. Holders of Carolina Trust common stock should read this proxy statement/prospectus carefully and in its entirety, including the Annexes, for more detailed information concerning the merger agreement and the merger. A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A.

After careful consideration, the Carolina Trust board of directors unanimously adopted the merger agreement, authorized and approved the merger and the transactions contemplated by the merger agreement and determined the merger agreement and the merger to be advisable and in the best interests of Carolina Trust and its shareholders.

The Carolina Trust board of directors unanimously recommends that Carolina Trust shareholders vote “FOR” the proposal to approve the merger agreement.

Carolina Trust Proposal 2 – Carolina Trust Merger-Related Compensation Proposal

Section 14A of the Exchange Act and Rule 14a-21(c) under the Exchange Act require that Carolina Trust seek a nonbinding advisory vote from its shareholders to approve the “golden parachute” compensation that its named executive officers will receive in connection with the merger discussed in “The Merger—Interests of Executive Officers and Directors of Carolina Trust in the Merger.” As required by these provisions, Carolina Trust is asking its shareholders to vote on the adoption of the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to Carolina Trust’s named executive officers in connection with the merger, as disclosed in the table entitled “Golden Parachute Compensation” pursuant to Item 402(t) of Regulation S-K, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.”

The vote with respect to this proposal is an advisory vote and will not be binding on Carolina Trust, Carolina Financial, or the combined company. Therefore, regardless of whether Carolina Trust shareholders approve this proposal, if the merger agreement is approved by the shareholders and completed, the “golden parachute” compensation will still be paid to such named executive officers to the extent payable in accordance with the terms of such compensation contracts and arrangements. Approval of this proposal is not a condition to the closing of the merger.

The Carolina Trust board of directors unanimously recommends that you vote “FOR” approval of the Carolina Trust merger-related compensation proposal.

Carolina Trust Proposal 3 – Carolina Trust Adjournment Proposal

The Carolina Trust special meeting may be adjourned to another time or place if there are insufficient votes represented at the Carolina Trust special meeting to constitute a quorum necessary to conduct business at the Carolina Trust special meeting or if there are insufficient votes necessary to obtain the approval of Proposal 1.

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Carolina Trust requests that its shareholders authorize the holder of any proxy solicited by the Carolina Trust board of directors on a discretionary basis to vote in favor of adjourning the Carolina Trust special meeting to another time or place, if determined necessary or appropriate by Carolina Trust, to solicit additional proxies (including the solicitation of proxies from Carolina Trust shareholders who have previously voted). Approval of this proposal is not a condition to the closing of the merger.

The Carolina Trust board of directors unanimously recommends that Carolina Trust shareholders vote “FOR” the proposal to adjourn the Carolina Trust special meeting, if necessary or appropriate to solicit additional proxies.

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THE Carolina Trust SPECIAL MEETING

Date, Time and Place

The special meeting of Carolina Trust shareholders will be held on December 18, 2019, at 10:00 a.m., local time, at The Laboratory Mill, 848 Southfork Road, Lincolnton, NC 28092. On or about October 28, 2019, Carolina Trust commenced mailing this proxy statement/prospectus and the enclosed form of proxy to its shareholders entitled to vote at the Carolina Trust special meeting.

Purpose of the Carolina Trust Special Meeting

At the Carolina Trust special meeting, Carolina Trust shareholders will be asked to consider and vote on the following:

•	a proposal to approve the merger agreement;
•	a proposal to approve the Carolina Trust merger-related compensation; and
•	the adjournment proposal.

Completion of the merger is conditioned on approval of the merger agreement by the Carolina Trust shareholders, among other conditions. Completion of the merger is not conditioned on the approval of the Carolina Trust merger-related compensation proposal or the Carolina Trust adjournment proposal.

Recommendations of the Carolina Trust Board of Directors

The Carolina Trust board of directors has unanimously determined that the merger is advisable and in the best interests of Carolina Trust and its shareholders. The Carolina Trust board of directors unanimously recommends that Carolina Trust shareholders vote “FOR” the proposal to approve the merger agreement, “FOR” the Carolina Trust merger-related compensation proposal, and “FOR” the adjournment proposal.

Carolina Trust shareholders should carefully read this proxy statement/prospectus, including any documents incorporated by reference, and the Annexes in their entirety for more detailed information concerning the merger and the transactions contemplated by the merger agreement.

Carolina Trust Record Date; Shareholders Entitled to Vote

The record date for the Carolina Trust special meeting is October 9, 2019. Only holders of record of shares of Carolina Trust common stock at the close of business on such date will be entitled to notice of, and to vote at, the Carolina Trust special meeting and any adjournment or postponements of the meeting. At the close of business on the record date, the only outstanding voting securities of Carolina Trust were common stock, and 9,305,714 shares of Carolina Trust common stock were issued and outstanding and entitled to vote at the Carolina Trust special meeting.

Each share of Carolina Trust common stock outstanding on the record date for the Carolina Trust special meeting is entitled to one vote on each proposal to be considered at the Carolina Trust special meeting.

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Voting by Carolina Trust’s Directors and Executive Officers

At the close of business on the record date for the Carolina Trust special meeting, Carolina Trust’s directors and executive officers and their affiliates were entitled to vote 365,628 shares of Carolina Trust common stock or approximately 3.90% of the shares of Carolina Trust common stock outstanding on that date. In connection with the merger agreement, the Carolina Trust directors and certain of its executive officers entered into support agreements with Carolina Financial, in their capacities as shareholders, agreeing to vote in favor of the approval of the merger agreement, subject to certain limited exceptions.

Quorum and Adjournment

A majority of the outstanding shares of Carolina Trust common stock entitled to vote at the special meeting, present in person or represented by proxy, will be necessary to constitute a quorum for the transaction of business at the special meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting. Even if a quorum is present, if we have not received sufficient votes in favor of the merger proposal, then the special meeting may be adjourned to allow additional time for obtaining additional proxies in favor of the merger, assuming the adjournment proposal is approved.

No notice of an adjourned meeting needs to be given if the time and place of the adjourned meeting are announced at the special meeting unless, after the adjournment, a new record date is fixed for the adjourned meeting, in which case a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. At any adjourned meeting, all proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the adjourned meeting.

All shares of Carolina Trust common stock represented at the Carolina Trust special meeting, either in person or by proxy, including abstentions and failures to vote, will be treated as present for purposes of determining the presence or absence of a quorum.

Required Vote

The required votes to approve the Carolina Trust proposals are as follows:

•	The approval of the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of Carolina Trust common stock entitled to vote at the Carolina Trust special meeting. Abstentions and failures to vote will have the same effect as votes cast against this proposal.

•	The approval of the Carolina Trust merger-related compensation proposal requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and failures to vote will have no effect on the outcome of this proposal.

•	The approval of the adjournment proposal requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions and failures to vote will have no effect on the outcome of this proposal.

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Voting of Proxies by Holders of Record

If you were a record holder of Carolina Trust common stock at the close of business on the record date of the Carolina Trust special meeting, a proxy card is enclosed for your use. Carolina Trust requests that you vote your shares as promptly as possible by (i) voting through the internet site listed on the Carolina Trust proxy card, or (ii) submitting your Carolina Trust proxy card by mail by using the provided self-addressed, stamped envelope. Information and applicable deadlines for voting through the internet are set forth on the enclosed proxy card. When the accompanying proxy is returned properly executed, the shares of Carolina Trust common stock represented by it will be voted at the Carolina Trust special meeting or any adjournment or postponement of the meeting in accordance with the instructions contained in the proxy card. Your internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

If a properly executed proxy is returned without an indication as to how the shares of Carolina Trust common stock represented are to be voted with regard to a particular proposal, the Carolina Trust common stock represented by the proxy will be voted in accordance with the recommendation of the Carolina Trust board of directors and, therefore, “FOR” the proposal to approve the merger agreement, “FOR” the Carolina Trust merger-related compensation proposal, and “FOR” the Carolina Trust adjournment proposal.

At the date hereof, the Carolina Trust board of directors has no knowledge of any business that will be presented for consideration at the Carolina Trust special meeting and that would be required to be set forth in this proxy statement/prospectus or the related proxy card other than the matters set forth in Carolina Trust’s Notice of Special Meeting of Shareholders. In accordance with North Carolina law, only business within the purposes described in the special meeting notice may be conducted at the special meeting.

Your vote is important. Accordingly, if you were a record holder of Carolina Trust common stock on the record date of the Carolina Trust special meeting, please sign and return the enclosed proxy card or vote via the internet, regardless of whether or not you plan to attend the Carolina Trust special meeting in person. Proxies submitted through the specified internet website must be received by the date and time indicated on the enclosed proxy card.

Shares Held in Street Name

If you hold shares of Carolina Trust common stock through a stock brokerage account, bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” The “record holder” of such shares is your broker, bank or other nominee, and not you, and you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Note that you may not vote shares held in street name by returning a proxy card directly to Carolina Trust or by voting in person at the Carolina Trust special meeting unless you have a “legal proxy,” which you must obtain from your broker, bank or other nominee. Please also note that brokers, banks or other nominees who hold shares of Carolina Trust common stock on behalf of their customers may not give a proxy to Carolina Trust to vote those shares without specific instructions from their customers.

If you are a Carolina Trust shareholder and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee may not vote your shares on any of the Carolina Trust proposals.

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Attending the Meeting; Voting in Person

Only Carolina Trust shareholders, their duly appointed proxies, and invited guests may attend the meeting. Attendees may be asked to present government-issued photo identification (such as a driver’s license or passport) for admittance. The additional items, if any, that attendees must bring depend on whether they are shareholders of record, beneficial owners, or proxy holders.

A Carolina Trust shareholder who holds shares directly registered in such shareholder’s name with Carolina Trust’s transfer agent, Computershare, and who wishes to attend the special meeting in person should be prepared to present a government-issued photo identification.

A shareholder who holds shares in “street name” through a broker, bank, trustee or other nominee (referred to as a “beneficial owner”) and who wishes to attend the special meeting in person must bring proof of beneficial ownership as of the record date, such as a letter from the broker, bank, trustee or other nominee that is the record owner of such beneficial owner’s shares, a brokerage account statement or the voting instruction form provided by the broker.

A person who holds a validly executed proxy entitling such person to vote on behalf of a record owner of Carolina Trust shares and who wishes to attend the special meeting in person must bring the validly executed proxy naming such person as the proxy holder, signed by the Carolina Trust shareholder, and proof of the signing shareholder’s record ownership as of the record date.

Carolina Trust reserves the right to prohibit cameras, recording equipment or other electronic devices in the meeting room. Failure to provide the requested documents at the door or failure to comply with the procedures for the special meeting may prevent shareholders from being admitted to the Carolina Trust special meeting.

Revocation of Proxies

If you are a Carolina Trust record holder (i.e., you hold your shares directly instead of through a brokerage account, bank or other nominee) and you change your mind after you return your proxy, you may revoke it and change your vote at any time before the polls close at the Carolina Trust special meeting. You may do this by:

•	delivering written notice of revocation to Carolina Trust’s Corporate Secretary, 901 East Main Street, Lincolnton, North Carolina 28092 and ensuring timely delivery so that it is received prior to the special meeting;
•	delivering a proxy card bearing a later date than the proxy that you wish to revoke;

•	casting a subsequent vote via the internet; or

•	attending the meeting and voting in person.

Merely attending the meeting will not, by itself, revoke your proxy; you must cast a subsequent vote at the meeting using forms provided for that purpose.

If you hold your shares through a brokerage account, you must contact your brokerage firm to revoke your proxy.

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Solicitation of Proxies

Carolina Trust is soliciting proxies for the Carolina Trust special meeting from its shareholders. In accordance with the merger agreement, Carolina Trust will pay its own costs of soliciting proxies from its shareholders, including the cost of mailing this proxy statement/prospectus. In addition to solicitation of proxies by mail, proxies may be solicited by Carolina Trust’s officers, directors and regular employees, without additional remuneration, by personal interview, telephone or other means of communication.

Carolina Trust will make arrangements with brokerage houses, custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of Carolina Trust common stock. Carolina Trust may reimburse these brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding the proxy materials.

To help assure the presence in person or by proxy of the largest number of shareholders possible, we have engaged Regan & Associates, Inc., a proxy solicitation firm, which we refer to as “Regan & Associates”, to solicit proxies on Carolina Trust’s behalf. We have agreed to pay to Regan & Associates a proxy solicitation fee of $12,500. We will also reimburse Regan & Associates for its reasonable out-of-pocket costs and expenses.

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THE MERGER

This section of the proxy statement/prospectus describes material aspects of the merger. This summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus and the other documents we refer you to for a more complete understanding of the merger. In addition, we incorporate important business and financial information about each of us into this document by reference. You may obtain the information incorporated by reference into this document without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page ii.

General

The Carolina Trust board of directors is using this proxy statement/prospectus to solicit proxies from the holders of Carolina Trust common stock for use at the Carolina Trust special shareholders’ meeting.

At the Carolina Trust special shareholders’ meeting, holders of Carolina Trust common stock will be asked to vote upon the approval of the merger agreement, among other things. The merger will not be completed unless Carolina Trust’s shareholders approve the merger agreement and, by doing so, approve the proposed merger.

Effects of the Merger

At the effective time of the merger, Carolina Trust will merge with and into Carolina Financial. Carolina Financial will be the surviving entity following the merger.

In the merger, each outstanding share of Carolina Trust common stock will be converted into the right to receive either $10.57 in cash or 0.3000 shares of Carolina Financial common stock, together with cash paid in lieu of any fractional share of Carolina Financial common stock.

The following table presents the closing sale price per share of Carolina Financial common stock on July 12, 2019, the last trading day before we publicly announced the merger agreement, and October 16, 2019, the last practicable trading day prior to the date of this proxy statement/prospectus. The table also presents the equivalent value of the merger consideration per share of Carolina Trust common stock on those dates, calculated by multiplying the closing price of Carolina Financial common stock on those dates by the exchange ratio.

Date	Carolina Financial Closing Price	Equivalent Carolina Trust Per Share Value
July 12, 2019	$35.62	$10.69
October 16, 2019	35.19	10.56

Because the exchange ratio is fixed and the market price of Carolina Financial common stock is subject to fluctuation, the market value of the shares of Carolina Financial common stock that Carolina Trust shareholders may receive in the merger may increase or decrease prior to and following the merger. Carolina Trust shareholders are urged to obtain current market quotations for Carolina Financial common stock, which are available at www.nasdaq.com.

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Background of the Merger

As part of the ongoing oversight and management of their respective companies, the Carolina Financial board of directors and the Carolina Trust board of directors each regularly review and assess their respective companies’ long-term strategic goals and opportunities, and consider ways to enhance their respective companies’ performance and prospects in light of competitive and other relevant developments, all with the goal of enhancing shareholder value. For each company, these reviews have included periodic discussions with respect to strategic alternatives, including potential business combinations, acquisitions and dispositions.

Jerold L. Rexroad, President and Chief Executive Officer of Carolina Financial, and Jerry L. Ocheltree, President and Chief Executive Officer of Carolina Trust, met informally during 2018. Their discussions were of a general and introductory nature. In 2018, Carolina Trust’s strategic priorities included raising capital through a public offering of common stock, which was completed on April 23, 2018, and the acquisition by merger of Clover Community Bankshares, Inc., which was announced on June 14, 2018 and closed on January 1, 2019.

In the fall of 2018, Mr. Ocheltree became aware of a possible merger opportunity with another financial institution, which we refer to as Bank A. The Carolina Trust board discussed this potential opportunity at its meeting on November 18, 2018. The next day, Mr. Ocheltree met with the President of Bank A. Further discussions with Bank A took place in early 2019, as described below.

At a meeting on December 18, 2018, Johnathan L. Rhyne, Jr., Chairman of Carolina Trust’s board of directors, led the board in a discussion of Carolina Trust’s strategic alternatives. The board discussed four potential alternatives: (1) remaining an independent corporate entity, (2) combining with an institution of roughly equivalent size in a “merger of equals,” (3) combining with another institution where Carolina Trust’s management team would be able to lead the combined entity, and (4) combining with a larger institution. The board directed management to develop a working outline of Carolina Trust’s strategic alternatives and potential partners. The outline and list of potential partners was presented to the board on January 15, 2019.

At a banking industry conference in late January 2019 in Phoenix, Arizona, Messrs. Ocheltree and Rhyne met with Mr. Rexroad over lunch. The discussion was of a general, introductory nature.

The Carolina Trust board received an update on the strategic planning process at its meeting on February 19, 2019, and discussed engaging an outside financial advisor to assist the board in analyzing its options. On February 27, 2019, Messrs. Ocheltree and Rhyne had an introductory meeting with the President of another financial institution, which we refer to as Bank B. This meeting did not result in any further material conversations between Carolina Trust and Bank B. The next day, February 28, 2019, Mr. Rhyne had a similar introductory meeting with the President of Bank A.

At its next meeting held on March 19, 2019, the Carolina Trust board instructed management to engage a firm that could provide strategic advice and give an informational presentation on strategic options to the board at its next regularly scheduled meeting in April 2019. The objectives for the engagement included understanding opportunities and challenges in the current economic and regulatory environment, considering several strategic alternatives and comparing them to Carolina Trust’s long-term objectives, and positioning the Carolina Trust board to implement a particular strategy and determine near-term actions. By letter dated March 28, 2019, Carolina Trust

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engaged The Burke Group, Atlanta, Georgia, to provide such a presentation to the board at its regularly scheduled meeting to be held on April 16, 2019.

On March 26, 2019, Messrs. Ocheltree and Rhyne met with Mr. Rexroad and a representative of Carolina Trust’s financial advisor, Raymond James & Associates, Inc. (“Raymond James”). Raymond James was familiar with Carolina Financial and had previously served as financial advisor to Carolina Trust in connection with Carolina Trust’s acquisition of Clover Community Bankshares, Inc. that closed on January 1, 2019. On March 27, 2019, the Carolina Trust board met with the President of Bank A referenced above, and the parties discussed whether there would be mutual interest in a potential business combination. The preliminary conversations with Bank A regarding any interest in a potential combination terminated on April 30, 2019, without any further developments.

Carolina Trust and Carolina Financial entered into a mutual non-disclosure agreement on April 12, 2019 to facilitate the sharing of non-public information between the parties and their advisors. Under the terms of the non-disclosure agreement, each party agreed to take all necessary steps to maintain the confidentiality and secrecy of the other party’s confidential information, and not to disclose such information to any third parties with the exception of their representatives, affiliates, and representatives of affiliates who were assigned to participate in the potential transaction, had a need to know such information to enable them to perform their duties, and who had agreed to be bound by the terms of the non-disclosure agreement. The parties also agreed that they would not utilize any confidential information to induce or attempt to induce any customer, supplier, or other business relation of the other party to cease doing business with such party, or in any way utilize any confidential information to interfere with the relationship between any customer, supplier, or business relation and the party providing the confidential information. Following execution of the mutual non-disclosure agreement, Carolina Trust and Carolina Financial began sharing preliminary due diligence information with one another.

On April 11, 2019, Raymond James provided to Mr. Rhyne a preliminary analysis modeling a business combination of Carolina Trust with Carolina Financial, as well as an analysis of various other potential acquirers’ capacity to pay, with various assumptions. This preliminary analysis was shared with the Carolina Trust board at its meeting on April 16, 2019. At this same meeting, the Carolina Trust board received a presentation from The Burke Group regarding strategic alternatives, current market conditions, the impact of a potential transaction, and other information. Representatives from The Burke Group took the Carolina Trust board through their analysis of three potential scenarios, including “buy,” “sell,” and “hold,” scenarios and answered questions from the board.

On May 14, 2019, the Carolina Trust board met with Mr. Rexroad and M. J. Huggins III, Executive Vice President and Secretary of Carolina Financial. Messrs. Rexroad and Huggins presented information about Carolina Financial and its acquisition history. On May 21, 2019, Carolina Financial delivered a draft non-binding letter of intent to Carolina Trust through Raymond James. At the May 24, 2019 Carolina Trust board meeting, the proposed letter of intent was presented to the Carolina Trust board. The Carolina Trust board determined the letter of intent was not acceptable in its then-current form, and instructed Raymond James to seek clarification on certain issues and to further negotiate the proposed stock exchange ratio. The Carolina Trust board subsequently held two additional update conference calls with Raymond James on May 31 and June 4, 2019, where progress on the proposed terms of the letter of intent were discussed.

On June 5, 2019, Raymond James and Carolina Trust began populating a password-protected electronic data room with financial and other business information to facilitate more extensive

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due diligence among the parties. Carolina Financial also uploaded financial and other business information to the electronic data room. Diligence was conducted by both parties over the course of the next five weeks.

A revised letter of intent was presented to the Carolina Trust board on June 6, 2019, which reflected an increased stock exchange ratio and sufficiently addressed the other issues that the Carolina Trust board had sought to be clarified or revised.

The financial terms of the letter of intent provided for a stock and cash transaction with an exchange ratio of 0.3000 shares of Carolina Financial common stock or $10.57 in cash for each share of Carolina Trust common stock, with the consideration consisting of 90% stock and 10% cash. These terms were subject to completion of Carolina Financial’s due diligence on Carolina Trust. The letter further indicated that one director of Carolina Trust would be invited to join the Carolina Financial board and that the other Carolina Trust directors would be asked to serve on a Charlotte Area Advisory Board for CresCom Bank. The letter also contained an exclusivity provision. This provision required that Carolina Trust refrain from (1) participating in any negotiations or soliciting, initiating, or seeking to encourage submission of inquiries, proposals, or offers from any potential buyer of Carolina Trust; (2) entering into any agreement or taking any action that by its terms or effect was intended to adversely affect the ability of Carolina Trust and Carolina Financial to consummate the merger; and (3) furnishing or authorizing any agent or representative to furnish any information concerning the proposed merger to any party. The exclusivity period began on June 6, 2019 and ended on July 21, 2019. During the exclusivity period, Carolina Trust was required to notify Carolina Financial of any unsolicited inquiries, proposals, or offers from any other potential buyer of Carolina Trust. Carolina Financial requested a response to the letter of intent no later than 5:00 p.m. Eastern Time on June 11, 2019. The Carolina Trust board approved the non-binding letter of intent on June 6, 2019, after which it was executed by Messrs. Ocheltree and Rexroad.

The Carolina Trust board met again on June 18, 2019, at its regularly scheduled board meeting and received an update on the progress of due diligence from Mr. Ocheltree. On July 2, 2019, Nelson Mullins Riley & Scarborough LLP, or Nelson Mullins, legal counsel to Carolina Financial, provided a draft merger agreement to Wyrick Robbins Yates & Ponton LLP, or Wyrick Robbins, legal counsel to Carolina Trust. On July 9, 2019, representatives of Carolina Trust’s executive management team, Raymond James, and Wyrick Robbins conducted due diligence interviews of representatives of Carolina Financial. Also on July 9, 2019, Wyrick Robbins sent a revised draft of the merger agreement to Nelson Mullins reflecting Carolina Trust’s initial comments and requested modifications. Over the course of the next three days, Carolina Trust, Raymond James, and Wyrick Robbins continued to perform additional diligence on Carolina Financial.

Nelson Mullins provided an updated draft of the merger agreement to Wyrick Robbins on July 10, 2019. On the afternoon of July 10, the Carolina Trust board held a meeting at which the potential merger transaction with Carolina Financial was discussed. It was made clear at the outset of the meeting that the Carolina Trust board would not be voting to approve any transaction at this meeting. The purpose of the meeting was to provide the Carolina Trust board with an opportunity to review, consider, and discuss the proposed transaction. Representatives from Raymond James and Wyrick Robbins also attended the meeting and provided an update on the status of merger discussions and due diligence. Raymond James presented a financial analysis of the proposed merger with Carolina Financial, including a review of selected transactions, an analysis of the proposed consideration in the form of common stock of Carolina Financial and cash, pro forma ownership percentages, and tax considerations. Wyrick Robbins reviewed the proposed merger agreement with Carolina Financial in detail with the board. The board, with the assistance of

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Raymond James and Wyrick Robbins, engaged in extensive discussion of the proposed merger with Carolina Financial and the advantages and disadvantages of the proposed merger.

Carolina Trust and Carolina Financial, with the assistance of their respective advisors, continued negotiation of the merger agreement over the following days. By July 13, 2019, the terms of the merger agreement were largely finalized. Carolina Financial’s board met on July 14 and unanimously approved the merger.

On the morning of July 15, 2019, the Carolina Trust board met and further considered the proposed merger with Carolina Financial and reviewed the latest draft of the merger agreement. Representatives of Raymond James and Wyrick Robbins joined the meeting by telephone. Based on its analysis previously presented at the July 10 meeting, Raymond James stated it was prepared to deliver a written opinion stating that the merger consideration was fair to Carolina Trust’s shareholders from a financial point of view. Following discussion and receipt of the Raymond James opinion, the Carolina Trust board unanimously voted to approve the merger and adopt the merger agreement with Carolina Financial, and directed Carolina Trust’s management to finalize and execute a definitive merger agreement on the terms presented at the meeting.

Carolina Trust and Carolina Financial executed the merger agreement on July 15, 2019 and, before the financial markets opened that day, issued a joint press release announcing the execution of the merger agreement and the terms of the merger.

Carolina Trust’s Reasons for the Merger; Recommendation of the Carolina Trust Board of Directors

After careful consideration, Carolina Trust’s board of directors, at a meeting held on July 15, 2019, unanimously determined the merger agreement and the transactions contemplated thereby to be fair and in the best interest of Carolina Trust and its shareholders. Accordingly, Carolina Trust’s board of directors adopted and approved the merger agreement and unanimously recommends that Carolina Trust’s shareholders vote “FOR” the approval of the merger agreement.

In evaluating the merger agreement and reaching its decision to adopt and approve the merger agreement and recommend that Carolina Trust’s shareholders approve the merger agreement, Carolina Trust’s board consulted with Carolina Trust’s management, as well as its outside legal and financial advisors, and considered a number of factors, including the following material factors (not in any relative order of importance):

•	Carolina Trust’s board’s knowledge and understanding of Carolina Trust’s business, operations, financial condition, asset quality, earnings and prospects, and of Carolina Financial’s business, operations, financial condition, asset quality, earnings and prospects, taking into account the presentations made by Carolina Financial officers and information provided by Carolina Trust’s financial advisors;
•	its understanding of Carolina Financial’s commitment to enhancing its strategic position in Carolina Trust’s market area, its prospects for the future and its projected financial results, and Carolina Trust’s board’s belief that the combined enterprise would benefit from Carolina Financial’s ability to take advantage of economies of scale and grow in the current economic environment;
•	Carolina Financial’s earnings track record and the market performance of its common stock;

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•	the ability of Carolina Trust’s shareholders to benefit from Carolina Financial’s potential growth and stock appreciation since it is more likely that the combined entity will have superior future earnings and prospects compared to Carolina Trust’s earnings and prospects on an independent basis due to greater operating efficiencies and better penetration of commercial and consumer markets;
•	the perceived ability of Carolina Financial to complete a merger transaction from a financial and regulatory perspective, including its prior history of successful merger transactions;
•	the financial and other terms of the merger agreement, including the amount and nature of the consideration proposed to be paid, which Carolina Trust’s board reviewed with its outside financial and legal advisors, including:
•	Carolina Trust’s ability, under certain circumstances specified in and prior to the time Carolina Trust’s shareholders approve the merger agreement (i) to provide non-public information in response to a written acquisition proposal from a third party and (ii) participate in discussions or negotiations with a third party making such proposal, if, in each case, the acquisition proposal was not the result of a material violation of the provisions of the merger agreement relating to the solicitation of acquisition proposals, and if Carolina Trust’s board, prior to taking any such actions, determines in good faith, after consultation with its outside legal counsel, that failure to take such actions would violate Carolina Trust’s board’s fiduciary duties under applicable law and, after consultation with its financial advisor and outside counsel, that such acquisition proposal constitutes a superior proposal;
•	the fact that the outside date under the merger agreement allows for sufficient time to complete the merger;
•	Carolina Trust’s board’s belief that the proposed merger with Carolina Financial will generally be a tax-free transaction to Carolina Trust’s shareholders with respect to Carolina Financial common stock received by virtue of the merger;
•	the level of effort that Carolina Financial must use under the merger agreement to obtain required regulatory approvals, and the prospects for such approvals being obtained in a timely fashion and without the imposition of any adverse conditions; and
•	its review of the potential costs associated with executing the merger agreement, including change in control, severance and related costs, as well as estimated advisor fees, which Carolina Trust’s board concluded were reasonable and would not affect the advice from, or the work performed by senior management of Carolina Trust or Carolina Trust’s financial advisors in connection with the evaluation of the merger and the merger agreement by Carolina Trust’s board;
•	the complementary aspects of the Carolina Trust and Carolina Financial businesses, including customer focus, geographic coverage, business orientation and compatibility of the companies’ management operating styles;
•	the potential expense-saving and revenue-enhancing opportunities in connection with the merger, the related potential impact on the combined company’s earnings and the

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fact that the nature of the stock portion of the merger consideration would allow former Carolina Trust shareholders to participate in the potential future upside as Carolina Financial shareholders;
•	the anticipated effect of the acquisition on Carolina Trust’s retained employees and the terms of severance for employees who would not be retained;
•	the long-term and short-term interests of Carolina Trust and its shareholders, and the interests of Carolina Trust’s employees, customers, creditors and suppliers, and the community and societal considerations of the communities in which Carolina Trust maintains offices;
•	the financial analyses provided by Raymond James, Carolina Trust’s financial advisor, regarding the merger, and its opinion, delivered to Carolina Trust’s board on July 15, 2019, that as of that date, the merger consideration to be received under the terms of the merger agreement was fair, from a financial point of view, to Carolina Trust’s shareholders;
•	its knowledge of the current environment in the financial services industry, including national, regional and local economic conditions, continued industry consolidation, increased regulatory burdens, evolving trends in technology and increasing nationwide and global competition, the current financial market conditions, the current environment for community banks, particularly in the Carolinas, and the likely effects of these factors on Carolina Trust’s and the combined company’s potential growth, development, productivity, profitability and strategic options, and the historical prices of Carolina Trust and Carolina Financial common shares;
•	its knowledge of Carolina Trust’s prospects as an independent entity, including challenges relating to increasing regulatory burdens and overhead expense, and Carolina Trust’s ability to increase capital to support growth;
•	its knowledge of the strategic alternatives available to Carolina Trust, including the challenges for organic growth by a financial institution of Carolina Trust’s size; and
•	its belief that the merger is more favorable to Carolina Trust’s shareholders than the alternatives to the merger, which belief was formed based on the careful review undertaken by Carolina Trust’s board of directors, with the assistance of its management and outside legal and financial advisors.

Carolina Trust’s board also considered potential risks and a variety of potential negative factors in connection with its deliberations concerning the merger agreement and the merger, including the following material factors (not in any relative order of importance):

•	the fact that, while Carolina Trust expects that the merger will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the merger agreement will be satisfied, including the risk that certain regulatory approvals, the receipt of which are conditions to the consummation of the merger, might not be obtained, and, as a result, the merger may not be consummated;
•	the restrictions on the conduct of Carolina Trust’s business prior to the completion of the merger, which are customary for public company merger agreements involving financial institutions, but which, subject to specific exceptions, could delay or prevent Carolina

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Trust from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of Carolina Trust absent the pending completion of the merger;

•	the significant risks and costs involved in connection with entering into or completing the merger, or failing to complete the merger in a timely manner, or at all, including as a result of any failure to obtain required regulatory approvals or shareholder approval, such as the risks and costs relating to diversion of management and employee attention from other strategic opportunities and operational matters, potential employee attrition, and the potential effect on business and customer relationships;
•	the fact that Carolina Trust would be prohibited from soliciting acquisition proposals after execution of the merger agreement, and the possibility that the $4,712,000 termination fee payable by Carolina Trust upon the termination of the merger agreement under certain circumstances could discourage other potential acquirers from making a competing bid to acquire Carolina Trust;
•	the fact that some of Carolina Trust’s directors and executive officers have other interests in the merger that are different from, or in addition to, their interests as Carolina Trust shareholders, including the specific terms of the employment agreement offered to Mr. Ocheltree; and
•	the possibility of litigation in connection with the merger.

Based on the factors described above, the board of Carolina Trust determined that the merger with Carolina Financial and the merger of Carolina Trust Bank with CresCom Bank would be advisable and in the best interests of Carolina Trust and its shareholders and other constituencies the board was authorized by the articles of incorporation to consider, and adopted the merger agreement and resolved to recommend its approval to the shareholders of Carolina Trust.

The foregoing discussion of the information and factors considered by Carolina Trust’s board is not intended to be exhaustive but includes the material factors considered by Carolina Trust’s board. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, Carolina Trust’s board did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors. In considering the factors described above, the individual members of Carolina Trust’s board may have given different weight to different factors. Carolina Trust’s board conducted an overall analysis of the factors described above including through discussions with, and questioning of, Carolina Trust’s management and Carolina Trust’s legal and financial advisors, and considered the factors overall to be favorable to, and to support, its determination to adopt the merger agreement and recommend its approval to Carolina Trust’s shareholders.

Opinion of Carolina Trust’s Financial Advisor

Carolina Trust retained Raymond James as financial advisor pursuant to an engagement agreement dated June 20, 2019. Pursuant to that engagement, the Carolina Trust board of directors requested that Raymond James evaluate the fairness, from a financial point of view, to the holders of Carolina Trust’s outstanding common stock of the merger consideration to be received by such holders pursuant to the merger agreement.

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At the July 15, 2019 meeting of the Carolina Trust board of directors, representatives of Raymond James rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion to the Carolina Trust board of directors dated July 15, 2019, as to the fairness, as of July 15, 2019, from a financial point of view, to the holders of Carolina Trust’s outstanding common stock of the merger consideration to be received by such holders in the merger pursuant to the merger agreement, based upon and subject to the qualifications, assumptions, limitations and other matters considered in connection with the preparation of its opinion.

The full text of the written opinion of Raymond James is attached as Annex B to this document. The summary of the opinion of Raymond James set forth in this document is qualified in its entirety by reference to the full text of such written opinion. Holders of Carolina Trust common stock are urged to read the opinion in its entirety.

Raymond James provided its opinion for the information of the Carolina Trust board of directors (solely in each director’s capacity as such) in connection with, and for purposes of, its consideration of the merger and its opinion only addresses whether, as of the date of such opinion, the merger consideration to be received by the holders of Carolina Trust common stock in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders. The opinion of Raymond James does not address any other term or aspect of the merger agreement or the merger contemplated thereby. The Raymond James opinion does not constitute a recommendation to the Carolina Trust board of directors or to any holder of Carolina Trust common stock as to how the Carolina Trust board of directors, such shareholder or any other person should vote or otherwise act with respect to the merger or any other matter. Raymond James does not express any opinion as to the likely trading range of Carolina Trust common stock or of Carolina Financial common stock following the date of the opinion and prior to or as of the time of the merger, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of Carolina Trust or Carolina Financial at such times. Raymond James also does not express any opinion as to the likely trading range of Carolina Financial common stock following the merger, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of Carolina Financial at such times.

In connection with its review of the proposed merger and the preparation of its opinion, Raymond James, among other things:

•	reviewed the financial terms and conditions as stated in the draft of the merger agreement dated July 13, 2019, which we refer to in this section as the “Draft Agreement”;

•	reviewed certain information related to the historical, current and future operations, financial condition and prospects of Carolina Trust made available to Raymond James by Carolina Trust, including, but not limited to, financial projections prepared by the management of Carolina Trust relating to Carolina Trust for the periods ending December 31, 2019 through 2024, as approved for Raymond James’ use by Carolina Trust, which we refer to in this section as the “Projections”;

•	reviewed Carolina Trust’s and Carolina Financial’s recent public filings and certain other publicly available information regarding Carolina Trust and Carolina Financial;

•	reviewed financial, operating and other information regarding Carolina Trust and Carolina Financial and the industry in which they operate;

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•	reviewed the financial and operating performance of Carolina Trust and those of other selected public companies that Raymond James deemed to be relevant;

•	reviewed the current and historical market prices and trading volume for the Carolina Trust common stock, and the current market prices of the publicly traded securities of certain other companies that Raymond James deemed to be relevant;

•	reviewed a certificate, dated July 15, 2019, addressed to Raymond James from a member of senior management of Carolina Trust regarding, among other things, the accuracy of financial information and data provided to, or discussed with, Raymond James by or on behalf of Carolina Trust;

•	considered the publicly available financial terms of certain transactions that Raymond James deemed to be relevant;

•	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Raymond James deemed appropriate; and

•	discussed with members of the senior management of Carolina Trust certain information relating to the aforementioned and any other matters which Raymond James deemed relevant to its inquiry.

With Carolina Trust’s consent, Raymond James assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of Carolina Trust, or otherwise reviewed by or discussed with Raymond James, and Raymond James did not undertake any duty or responsibility to, nor did Raymond James, independently verify any of such information. Raymond James did not make or obtain an independent appraisal of the assets or liabilities (contingent or otherwise) of Carolina Trust. Raymond James is not an expert in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for loan losses; accordingly, Raymond James assumed that such allowances for losses were in the aggregate adequate to cover such losses. With respect to the Projections and any other information and data provided to or otherwise reviewed by or discussed with Raymond James, Raymond James, with Carolina Trust’s consent, assumed that the Projections and such other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of Carolina Trust and Raymond James relied upon Carolina Trust to advise Raymond James promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. Raymond James expressed no opinion with respect to the Projections or the assumptions on which they were based. Raymond James relied upon and assumed, without independent verification, that the final form of the merger agreement would be substantially similar to the Draft Agreement reviewed by Raymond James in all respects material to its analysis, and that the merger would be consummated in accordance with the terms of the merger agreement without waiver of or amendment to any of the conditions thereto. Furthermore, Raymond James assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement were true and correct and that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement without being waived. Raymond James also relied upon and assumed, without independent verification, that (i) the merger would be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained

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and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the merger or Carolina Trust that would be material to Raymond James’ analyses or opinion.

Raymond James expressed no opinion as to the underlying business decision to effect the merger, the structure or tax consequences of the merger, or the availability or advisability of any alternatives to the merger. Raymond James did not solicit indications of interest with respect to a transaction involving Carolina Trust. Raymond James does not express any opinion as to the likely trading range of Carolina Financial common stock following the merger. The Raymond James opinion is limited to the fairness, from a financial point of view, of the merger consideration to be received by the holders of Carolina Trust common stock. Raymond James expressed no opinion with respect to any other reasons (legal, business, or otherwise) that may support the decision of Carolina Trust’s board of directors to approve or consummate the merger. Furthermore, no opinion, counsel or interpretation was intended by Raymond James on matters that require legal, accounting, tax or regulatory advice. Raymond James assumed that such opinions, counsel or interpretations had been or would be obtained from appropriate professional sources. Furthermore, Raymond James relied, with the consent of Carolina Trust, on the fact that Carolina Trust was assisted by legal, accounting, tax and regulatory advisors, and, with the consent of Carolina Trust, relied upon and assumed the accuracy and completeness of the assessments by Carolina Trust and its advisors, as to all legal, accounting, tax and regulatory matters with respect to Carolina Trust and the merger, including, without limitation, that the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

In formulating its opinion, Raymond James considered only the merger consideration to be received by the holders of Carolina Trust common stock, and Raymond James did not consider, and its opinion did not address, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Carolina Trust, or such class of persons, in connection with the merger whether relative to the merger consideration or otherwise. Raymond James was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (1) the fairness of the merger to the holders of any class of securities, creditors or other constituencies of Carolina Trust, or to any other party, except and only to the extent expressly set forth in the last sentence of its opinion or (2) the fairness of the merger to any one class or group of Carolina Trust’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Carolina Trust’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the merger amongst or within such classes or groups of security holders or other constituents). Raymond James expressed no opinion as to the impact of the merger on the solvency or viability of Carolina Trust or Carolina Financial or the ability of Carolina Trust or Carolina Financial to pay their respective obligations when they come due.

Material Financial Analyses

The following summarizes the material financial analyses reviewed by Raymond James with the Carolina Trust board of directors, which material was considered by Raymond James in rendering its opinion dated July 15, 2019. Raymond James presented a preliminary version of this analysis to the Carolina Trust board of directors at its meeting on July 10, 2019. No company or transaction used in the analyses described below is identical or directly comparable to Carolina Trust, Carolina Financial or the contemplated merger. For purposes of its opinion and with Carolina Trust’s consent, Raymond James valued the merger consideration to be received by holders of Carolina Trust common stock at $10.53, which is calculated as the product of 10%

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multiplied by $10.57 (the cash consideration), plus the product of 90% multiplied by 0.3000 (the exchange ratio) multiplied by $35.09, which represented the 10-day average closing price for Carolina Financial’s common stock as of July 12, 2019, the last trading day prior to the date of its opinion.

Selected Companies Analysis. Raymond James analyzed the relative valuation multiples of 36 publicly traded equity securities that satisfied the following criteria: (i) headquartered in the Southeast United States (AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV); (ii) had total assets between $400 million and $1.0 billion; (iii) had a tangible common equity to tangible assets ratio between 8.0% and 12.0%; (iv) had last twelve month (“LTM”) return on average assets greater than 0.00%; and (v) had a non-performing assets to assets ratio less than 2.50%; this group excluded mutual holding companies and targets of announced mergers. The selected companies may include companies with equity securities that are thinly traded “over-the-counter” and their prices may not be as closely indicative of the market’s view of their value as more liquid stocks. The selected companies and resulting data are below:

•	Thomasville Bancshares Inc.
•	Security Federal Corp.
•	Chesapeake Financial Shares
•	Mountain Commerce Bancorp Inc.
•	Auburn National Bancorp
•	GrandSouth Bancorporation
•	Eagle Financial Services Inc.
•	First US Bancshares Inc
•	F & M Bank Corp.
•	First National Corp.
•	Union Bank
•	Benchmark Bankshares Inc.
•	Fauquier Bankshares Inc.
•	Bank of the James Financial Group Inc.
•	First Advantage Bancorp
•	South Atlantic Bancshares Inc.
•	Parkway Acquisition Corp.
•	Virginia National Bankshares Corp.
•	Highlands Bankshares Inc.
•	First Reliance Bancshares

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•	Merchants & Marine Bancorp
•	Blue Ridge Bankshares Inc.
•	Southwest Georgia Financial
•	SouthCrest Financial Group Inc.
•	InsCorp Inc.
•	Potomac Bancshares Inc.
•	Truxton Corporation
•	Pinnacle Bankshares Corp.
•	Aquesta Financial Holdings, Inc.
•	Farmers Bankshares Inc.
•	Bank of Botetourt
•	Touchstone Bank
•	Bank of South Carolina Corp.
•	Touchmark Bancshares Inc.
•	Paragon Financial Solutions Inc.
•	Citizens Bancshares Corp.

Raymond James calculated various financial multiples for each selected public company, including closing price per share on July 12, 2019 compared to (i) basic tangible book value per share at March 31, 2019 as shown by S&P Global Market Intelligence; and (ii) core LTM earnings per share as of the most recent twelve-month period available as shown by S&P Global Market Intelligence. All financial multiples greater than two standard deviations away from the unadjusted mean were considered not meaningful. Raymond James reviewed the mean, median, 25th percentile and 75th percentile relative valuation multiples of the selected public companies. The results of the selected public companies analysis are summarized below:

	Summary Pricing Multiples
	Price /
	Tangible Book Value	Core LTM Earnings
	per Share	per Share

75th Percentile	132%	14.4	x
Mean	120%	12.9	x
Median	114%	12.8	x
25th Percentile	108%	10.9	x
Implied Transaction Metric	166%	16.5	x

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Furthermore, Raymond James applied the mean, median, 25th percentile and 75th percentile relative valuation multiples for each of the metrics to Carolina Trust’s actual financial results to derive an implied transaction consideration. Raymond James then compared those implied values to $10.53, the value attributed to the merger consideration. The results of this analysis are summarized below:

	Implied Merger Consideration
	Price /
	Tangible Book Value	Core LTM Earnings
	per Share	per Share

75th Percentile	$8.39	$9.23
Mean	$7.60	$8.23
Median	$7.24	$8.19
25th Percentile	$6.87	$6.96

Selected Transaction Analysis. Raymond James analyzed publicly available information relating to selected regional transactions announced in the 24 months prior to the date of the fairness opinion involving targets headquartered in the Southeast United States (AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV) with (i) assets between $400 million and $1.0 billion; (ii) tangible common equity to tangible assets ratio between 8.0% and 12.0%; (iii) LTM return on average assets greater than 0.00%; and (iv) non-performing assets to assets ratio less than 2.50%. Raymond James also analyzed publicly available information relating to selected national transactions announced in the 12 months prior to the date of the fairness opinion involving targets headquartered in the United States with (i) assets between $400 million and $1.0 billion; (ii) tangible common equity to tangible assets ratio between 8.0% and 12.0%; (iii) LTM return on average assets greater than 0.00%; and (iv) non-performing assets to assets ratio less than 2.50%. Financial data for the selected targets was based on the most recent twelve-month period prior to transaction announcement. Both regional and national selected transactions excluded (i) transactions without publicly disclosed deal value or sufficient financial information; (ii) mergers of equals; (iii) transactions in which less than 85% of equity ownership was acquired; and (iv) transactions in which the target reported a negative tax benefit. The selected transactions (with respective transaction announcement dates shown) used in the analyses included:

Selected Regional Transactions

•	Acquisition of HomeTown Bankshares Corp. by American National Bankshares (10/01/18)
•	Acquisition of CAB Financial Corp. by Park National Corp. (09/13/18)
•	Acquisition of FMB Banking Corp. by First Bancshares Inc. (07/24/18)
•	Acquisition of First Green Bancorp Inc. by Seacoast Banking Corp. of FL (06/11/18)
•	Acquisition of Athens Bancshares Corporation by CapStar Financial Holdings Inc. (06/11/18)

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•	Acquisition of Volunteer State Bancshares, Inc. by private investor Gaylon Lawrence Jr. (04/25/18)
•	Acquisition of Landmark Bancshares Inc. by National Commerce Corp. (04/24/18)
•	Acquisition of Floridian Community Holdings Inc. by FCB Financial Holdings Inc. (11/27/17)
•	Acquisition of Coastal Banking Co. by First Federal Bancorp MHC (11/07/17)
•	Acquisition of Sunshine Bancorp Inc. by CenterState Bank Corp. (08/14/17)

Selected National Transactions

•	Acquisition of Frederick County Bancorp, Inc. by ACNB Corporation (07/02/19)
•	Acquisition of Choice Bancorp, Inc. by Nicolet Bankshares, Inc. (06/27/19)
•	Acquisition of Stewardship Financial Corporation by Columbia Financial, Inc. (MHC) (06/07/19)
•	Acquisition of Presidio Bank by Heritage Commerce Corp (05/16/19)
•	Acquisition of Liberty Bancorp Inc. by Central Bancompany Inc. (04/10/19)
•	Acquisition of Citizens First Corp. by German American Bancorp Inc. (02/21/19)
•	Acquisition of HopFed Bancorp Inc. by First Financial Corp. (01/07/19)
•	Acquisition of Salin Bancshares Inc. by Horizon Bancorp Inc. (10/29/18)
•	Acquisition of Capital Bank of New Jersey by OceanFirst Financial Corp. (10/25/18)
•	Acquisition of Idaho Independent Bank by First Interstate BancSystem (10/11/18)
•	Acquisition of HomeTown Bankshares Corp. by American National Bankshares (10/01/18)
•	Acquisition of CAB Financial Corp. by Park National Corp. (09/13/18)
•	Acquisition of Skagit Bancorp Inc. by Banner Corp. (07/25/18)
•	Acquisition of FMB Banking Corp. by First Bancshares Inc. (07/24/18)

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Raymond James examined valuation multiples for each transaction, including (i) deal value to tangible book value; (ii) deal value to core LTM earnings per share; and (iii) premium to core deposits (total deposits less time deposits greater than $100,000). All financial multiples greater than two standard deviations away from the unadjusted mean were considered not meaningful. Raymond James reviewed the mean, median, 25th percentile and 75th percentile relative valuation multiples of the selected transactions. The results of the analyses are below:

	Summary Transaction Multiples
	Deal Value /
	Tangible	Core LTM		Premium /
Regional Transactions:	Book Value	Earnings		Core Deposits

75th Percentile	216%	32.4	x	17.2%
Mean	196%	28.9	x	14.2%
Median	191%	29.3	x	14.7%
25th Percentile	185%	23.5	x	11.3%
Implied Transaction Metric	167%	20.6	x	9.8%

	Summary Transaction Multiples
	Deal Value /
	Tangible	Core LTM		Premium /
National Transactions:	Book Value	Earnings		Core Deposits

75th Percentile	196%	29.7	x	14.0%
Mean	185%	22.2	x	11.6%
Median	184%	21.9	x	10.9%
25th Percentile	167%	15.6	x	8.1%

Furthermore, Raymond James applied the mean, median, 25th percentile and 75th percentile relative valuation multiples to Carolina Trust’s actual financial results and core deposits. Raymond James then compared those implied values to $10.53, the value attributed to the merger consideration. The results of the selected transactions analysis are summarized below:

	Implied Merger Consideration
	Deal Value /
	Tangible	Core LTM	Premium /
Regional Transactions:	Book Value	Earnings	Core Deposits

75th Percentile	$13.64	$16.62	$13.85
Mean	$12.41	$14.85	$12.54
Median	$12.12	$15.04	$12.76
25th Percentile	$11.69	$12.10	$11.26

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	Implied Merger Consideration
	Deal Value /
	Tangible	Core LTM	Premium /
National Transactions:	Book Value	Earnings	Core Deposits

75th Percentile	$12.43	$15.26	$12.46
Mean	$11.71	$11.43	$11.40
Median	$11.67	$11.25	$11.11
25th Percentile	$10.56	$8.04	$9.89

Discounted Cash Flow Analysis. Raymond James performed a discounted cash flow analysis of Carolina Trust based solely on the Projections, which were provided to Raymond James and approved for its use by Carolina Trust. Consistent with the periods included in the Projections, Raymond James used calendar year 2024 as the final year for the analysis and applied multiples, ranging from 14.0x to 16.0x, to projected calendar year 2024 earnings in order to derive a range of terminal values for Carolina Trust in 2024. Raymond James selected a range of terminal price-to-earnings multiples based on the long-term average of the price-to-earnings multiple of selected banking indexes and current multiples for similar public companies.

Raymond James used discount rates ranging from 11.5% to 15.5%. Raymond James arrived at its discount range by using the Modified CAPM (Capital Asset Pricing Model) methodology as presented in the 2018 Duff & Phelps Valuation Handbook. Raymond James calculated a range of implied per share values indicated by the discounted cash flow analysis for Carolina Trust. The results of the discounted cash flow analysis are summarized in the table below:

Carolina Trust
Equity Value/
Per Share

Minumum	$8.76
Maximum	$13.05
Merger Consideration	$10.53

Additional Considerations. The preparation of a fairness opinion is a complex process and is not susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Raymond James considered the results of all such analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to significance and relevance of each analysis and factor, so the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of Raymond James as to the actual value of Carolina Trust.

In performing its analyses, Raymond James made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of Carolina Trust. The analyses performed by Raymond James are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. Such analyses were provided to the Carolina Trust board of directors (solely in each director’s capacity as such) and were prepared solely as part of the analysis of Raymond James of the fairness, from a financial point of view, to the holders of Carolina Trust common stock of the merger consideration to be received by such holders in connection with the proposed merger

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pursuant to the merger agreement. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. The opinion of Raymond James was one of many factors taken into account by the Carolina Trust board in making its determination to approve the merger. Neither Raymond James’ opinion nor the analyses described above should be viewed as determinative of the Carolina Trust board of directors’ or Carolina Trust management’s views with respect to Carolina Trust, Carolina Financial or the merger. Raymond James provided advice to Carolina Trust with respect to the proposed merger. Raymond James did not, however, recommend any specific amount of consideration to the Carolina Trust board of directors or that any specific merger consideration constituted the only appropriate consideration for the merger. Carolina Trust placed no limits on the scope of the analysis performed, or opinion expressed, by Raymond James.

The Raymond James opinion was necessarily based upon market, economic, financial and other circumstances and conditions existing and disclosed to it on July 15, 2019, and any material change in such circumstances and conditions may affect the opinion of Raymond James, but Raymond James does not have any obligation to update, revise or reaffirm that opinion. Raymond James relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Carolina Trust since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Raymond James that would be material to its analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Raymond James incomplete or misleading in any material respect.

During the two years preceding the date of Raymond James’ written opinion, Raymond James has been engaged by or otherwise performed services for Carolina Trust for which it was paid a fee (separately from any amounts that were paid to Raymond James under the engagement letter described in this proxy statement/prospectus pursuant to which Raymond James was retained as a financial advisor to Carolina Trust to assist in reviewing strategic alternatives).

For services rendered in connection with the delivery of its opinion, Carolina Trust paid Raymond James a fee of $250,000 upon delivery of its opinion. Carolina Trust will also pay Raymond James a fee for advisory services in connection with the merger equal to approximately $1,250,000 (less the fee paid upon the delivery of the opinion, the amount of which shall be deducted), which is contingent upon the closing of the merger. The actual amount of the fee Carolina Trust will pay Raymond James for its advisory services is subject to the final amount of the merger consideration at closing. Carolina Trust also agreed to reimburse Raymond James up to $35,000 for its expenses incurred in connection with its services, including the fees and expenses of its counsel, and has an obligation to indemnify Raymond James against certain liabilities should any claim be asserted against Raymond James arising out of its engagement.

Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of business, Raymond James may trade in the securities of Carolina Trust and Carolina Financial for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. In the previous two years: (i) Raymond James provided financial advisory services to Carolina Trust in connection with the acquisition of Clover Community Bankshares, Inc., for which it was paid a fee; (ii) Raymond James provided fixed income trading services to Carolina Trust Bank for which it has been paid trading commissions; (iii) Raymond James served as underwriter for a public offering of common stock by Carolina Financial and certain selling stockholders, for which Raymond James received compensation; (iv) Raymond James has served and is serving as exclusive agent for a share repurchase program of Carolina Financial, for which it has

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been paid commissions and may be paid commissions in the future; (v) Raymond James provided fixed income trading services to CresCom Bank for which it has been paid trading commissions; and (vi) CresCom Bank made an investment in a Raymond James tax credit fund, for which Raymond James has earned a fee and will earn additional fees in the future. For these aforementioned services, Raymond James has received, in aggregate in the previous two years, fees of $314,600 from Carolina Trust and Carolina Trust Bank and fees of $1,162,219 from Carolina Financial and CresCom Bank. Additionally, Raymond James has earned but not yet received fees relating to CresCom Bank’s investment in a Raymond James tax credit fund. Raymond James may provide investment banking, financial advisory and other financial services to Carolina Trust and/or Carolina Financial or other participants in the merger in the future, for which Raymond James may receive compensation.

Carolina Trust’s Unaudited Prospective Financial Information

Carolina Trust does not as a matter of course publicly disclose forecasts or internal projections as to future performance, revenues, earnings, financial condition, or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates and the inherent difficulty of accurately predicting financial performance for future periods. However, in connection with the proposed merger, Carolina Trust management prepared certain projections of Carolina Trust’s future financial performance, which contain unaudited prospective financial information with respect to Carolina Trust on a standalone, pre-merger basis. Carolina Trust has included in this proxy statement/prospectus limited unaudited prospective financial information for Carolina Trust to give its shareholders access to certain nonpublic prospective financial information provided to the Carolina Trust board of directors for purposes of considering and evaluating the merger and to Raymond James for purposes of performing financial analyses in connection with its opinion to the Carolina Trust board of directors.

The unaudited prospective financial information was not prepared with a view toward public disclosure and the inclusion of this information should not be regarded as an indication that any of Carolina Financial, Carolina Trust, Raymond James, their respective representatives or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results, or that it should be construed as financial guidance, and it should not be relied on as such. None of Carolina Financial, Carolina Trust, or their respective affiliates assume any responsibility for the accuracy of the unaudited prospective financial information. This information was not prepared with a view toward complying with GAAP, published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Carolina Trust’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the projections or expressed any opinion or other form of assurance on such information or its achievability.

The unaudited prospective financial information reflects numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market, and financial conditions and other future events, as well as matters specific to Carolina Trust’s business, all of which are difficult to predict and many of which are beyond Carolina Trust’s control. The unaudited prospective financial information also reflects assumptions as to certain business decisions that are subject to change. The information reflects subjective judgment in many respects and this is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the unaudited prospective financial information constitutes forward-looking information and is subject to risks and uncertainties that could cause actual results to differ materially from the results forecasted in such prospective information. The unaudited prospective financial information does not take into account any circumstances or events occurring after the date it was prepared. Neither Carolina Trust nor any of its advisors or affiliates intends to, and each of

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them disclaims any obligation to, update, revise, or correct such information. The inclusion of such information should not be deemed an admission or representation by Carolina Financial or Carolina Trust that it is viewed by Carolina Financial or Carolina Trust as material information, particularly in light of the inherent risks and uncertainties associated with such information.

In light of the foregoing, and considering that the Carolina Trust special meeting will be held many months after the unaudited prospective financial information was prepared, as well as the uncertainties inherent in any forecasted information, Carolina Trust shareholders are cautioned not to place unwarranted reliance on such information, and Carolina Trust urges all of its shareholders to review Carolina Trust’s historical consolidated financial statements and other information contained elsewhere in or incorporated by reference into this proxy statement/prospectus for a description of Carolina Trust’s business and financial results.

The following table presents selected items of Carolina Trust’s unaudited prospective financial information:

	Estimated For Years Ended December 31,
(Dollars in thousands, except per share data)	2019	2020	2021	2022	2023	2024
Balance Sheet Financials
Total Gross Loans	$500,786	$545,856	$594,983	$648,532	$706,900	$770,521
Total Deposits	550,063	599,568	653,529	712,347	776,458	846,339
Common Shares Outstanding	9,296,977	9,296,977	9,296,977	9,296,977	9,296,977	9,296,977

Income Statement Financials
Net Interest Income	$23,119	$25,200	$27,468	$29,940	$32,776	$35,871
Provision for Loan Losses	510	713	777	847	929	1,019
Non-Interest Income	2,512	2,638	2,770	2,908	3,054	3,206
Non-Interest Expense	16,043	16,846	17,688	18,572	19,930	21,389
Net Income before Taxes	9,079	10,279	11,773	13,429	14,970	16,669
Provision for Income Taxes	1,978	2,313	2,649	3,021	3,368	3,750
Effective Tax Rate	21.8%	22.5%	22.5%	22.5%	22.5%	22.5%
Net Income Available to Common Shareholders	$7,100	$7,966	$9,124	$10,407	$11,602	$12,918
Merger Expenses*	1,362	—	—	—
Net Income Avail. to Common Shareholders Incl. Merger Costs	$5,738	$7,966	$9,124	$10,407	$11,602	$12,918

Fully Diluted Shares (000s)	9,375	9,388	9,391	9,395	9,399	9,402
Diluted Earnings Per Share	$0.76	$0.85	$0.97	$1.11	$1.23	$1.37

_______________

* Reflects merger expenses for Carolina Trust’s acquisition of Clover Community Bankshares, Inc. Does not include expenses in connection with the proposed merger with Carolina Financial.

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Carolina Financial’s Reasons for the Merger

Carolina Financial’s board of directors believes that the completion of the merger presents a unique opportunity for Carolina Financial to further its strategic plan by expanding its franchise and banking operations in the Charlotte and central North Carolina markets, which Carolina Financial believes is an attractive market area in North Carolina. The merger is consistent with Carolina Financial’s strategic growth plan, would add a solid core deposit base, diversify its loan portfolio composition, be accretive to earnings and a good cultural fit.

The terms of the merger, including the merger consideration, are the result of arm’s-length negotiations between representatives of Carolina Financial and Carolina Trust. In reaching its decision to approve the merger, Carolina Financial’s board of directors consulted with its legal advisors regarding the terms of the transaction and with management of Carolina Financial. In approving the entry into the merger agreement, Carolina Financial’s board of directors considered the following material factors:

•	The merger represents an attractive opportunity to continue to execute on its strategic objective of disciplined, profitable growth;
•	Carolina Trust represents a scarce market expansion opportunity as one of the few suitable community banks in the attractive Charlotte and central North Carolina markets, which have strong demographics complementary to Carolina Financial’s previous expansion into North Carolina;
•	The merger would expand and diversify Carolina Financial’s markets, and further diversify its loan portfolio, revenue and deposit mix;
•	Carolina Trust is a very well-managed, quality organization with strong historical earnings and a service-focused business model;
•	Carolina Trust’s and Carolina Financial’s respective management teams share a common business vision and commitment to their respective clients, stockholders, employees and other constituencies;
•	The two companies have complementary service-focused business models;
•	Carolina Financial’s management believes that the merger would be immediately accretive to Carolina Financial’s earnings per share (excluding one-time charges) due to a combination of revenue synergies and cost savings opportunities for the combined company. Revenue synergies will be derived from Carolina Financial having a greater array of products and services to offer to the former Carolina Trust customers, as well as having the ability to provide expanded credit availability through Carolina Financial’s higher capital resources; and
•	Carolina Financial board’s belief that the merger is likely to provide an increase in stockholder value, including the benefits of a stronger strategic position.

In addition, Carolina Financial’s board of directors considered the opinion, dated July 14, 2019, of Sandler O'Neill & Partners, L.P. to the Carolina Financial board of directors to the effect that, as of the date of the opinion and subject to the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill

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& Partners, L.P., the merger consideration in the proposed merger was fair, from a financial point of view, to Carolina Financial.

Carolina Financial’s board of directors also considered potential risks associated with the merger in connection with its deliberations of the proposed transaction, including the challenges of integrating Carolina Trust’s business, operations, and workforce with those of Carolina Financial, the potential negative impact on Carolina Financial’s stock price and the need to obtain Carolina Trust shareholder approval and regulatory approvals in order to complete the transaction.

Carolina Financial’s board of directors considered all of these factors as a whole and, on balance, Carolina Financial’s board of directors believes that the opportunities created by the merger to increase the value of Carolina Financial’s franchise more than offset any integration or other risks inherent in the merger.

The foregoing discussion of the information and factors considered by Carolina Financial’s board of directors is not exhaustive, but includes the material factors considered by Carolina Financial’s board of directors. In view of the wide variety of factors considered by Carolina Financial’s board of directors in connection with its evaluation of the merger and the complexity of these matters, Carolina Financial’s board of directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. In considering the factors described above, individual members of Carolina Financial’s board of directors may have given different weights to different factors.

The Carolina Financial board of directors unanimously adopted the merger agreement, authorized the merger and the other transactions contemplated by the merger agreement, and determined that the merger and the other transactions contemplated by the merger agreement, including the issuance of shares of Carolina Financial common stock to Carolina Trust shareholders in connection with the merger, are in the best interests of Carolina Financial and its stockholders.

Interests of Executive Officers and Directors of Carolina Trust in the Merger

General. Some of the executive officers and directors of Carolina Trust may be deemed to have interests in the merger in addition to their interests as shareholders of Carolina Trust generally. These interests include, among others, change in control payments under the executive officer’s employment or other agreements with Carolina Trust; proposed employee benefits for those who become employees of Carolina Financial or a Carolina Financial subsidiary after the merger; the appointment of certain Carolina Trust directors to the Carolina Financial board, the CresCom Bank board, and the Charlotte, North Carolina Advisory Board of CresCom Bank; Carolina Trust stock options will be converted into options to acquire shares of Carolina Financial common stock, as adjusted to reflect the exchange ratio; and insurance coverage and indemnification for Carolina Trust’s directors and officers, as described below.

Board Representation. Prior to the effective time of the merger, Carolina Financial has agreed to appoint Johnathan L. Rhyne, Jr. of Carolina Trust’s board of directors to the boards of Carolina Financial and CresCom Bank. Mr. Rhyne is expected to receive compensation in connection with his service on the Carolina Financial and CresCom Bank boards. During 2018, non-employee directors of Carolina Financial received a retainer fee of $8,000 paid in cash and 629 shares of Carolina Financial’s common stock. Those directors not employed by a subsidiary of Carolina Financial also received $750 for each audit committee meeting attended, $500 for each compensation/benefits committee meeting and corporate governance/nominating committee meeting attended, and $300 for each board of directors loan committee meeting attended.

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Additional fees are paid to the chair of Carolina Financial’s board and to the chairs of Carolina Financial’s audit committee, compensation/benefits committee, corporate governance/nominating committee, and board loan committee. As of the date of this proxy statement/prospectus, Carolina Financial’s board has not determined Mr. Rhyne’s committee assignments or leadership positions. During 2018, non-employee directors of CresCom Bank received $1,250 per board meeting attended.

It is anticipated that the directors of Carolina Trust Bank in office immediately prior to the effective time of the bank merger, other than Mr. Rhyne, and Mr. Ocheltree, will serve as CresCom Bank’s Charlotte, North Carolina Advisory Board and will be entitled to receive a fee of $500 for each advisory board meeting attended. The CresCom Bank Charlotte, North Carolina Advisory Board is expected to meet no less than six times per year in each of the first two years subsequent to the effective time of the merger.

Officer Position. Carolina Financial will appoint Jerry L. Ocheltree, President and Chief Executive Officer of Carolina Trust and Carolina Trust Bank, as CresCom Bank’s President of North Carolina Commercial Banking, effective upon consummation of the merger.

Employment Agreement for Mr. Ocheltree. In connection with entering into the merger agreement, Carolina Financial has entered into an employment agreement with Mr. Ocheltree that will be effective upon consummation of the merger, as summarized below. Mr. Ocheltree will serve as CresCom Bank’s President of North Carolina Commercial Banking. The term of Mr. Ocheltree’s employment will begin upon the closing of the merger and continue for two years thereafter, unless otherwise terminated as provided in the agreement. On the first anniversary of the merger closing, and at each anniversary date thereafter, the agreement will automatically renew for an additional year unless either party provides notice of nonrenewal at least thirty days prior to the anniversary date.

During the employment period, Mr. Ocheltree will receive an annual base salary of $275,000, a $1,250 monthly automobile allowance, and payment of membership dues to one country club. During this period, he will also be entitled to receive annual cash incentive payments and stock awards in such amounts and at such times as may be determined by CresCom Bank pursuant to its incentive plans and programs.

Mr. Ocheltree will also be eligible each year to receive a cash bonus of between 20% and 50% of his base salary if he and CresCom Bank achieve certain performance levels established from time to time by the CresCom Bank board. In addition, he will be eligible each year to receive an additional bonus of 5% of his salary, to be paid in shares of common stock of Carolina Financial, if he and CresCom Bank achieve certain earnings targets established by the CresCom Bank board.

Beginning in January 2020, Mr. Ocheltree will be included in CresCom Bank’s annual incentive plan and, as part of that plan, is expected to receive $20,000 in restricted common stock units of Carolina Financial. These restricted stock units will vest over a two-year period if Carolina Financial achieves the incentive targets determined by its compensation committee.

Within 30 days after the merger closing, Carolina Financial will issue to Mr. Ocheltree shares of restricted common stock of Carolina Financial with a market value of $700,000 as of the grant date. The restricted shares will vest in six annual increments beginning on the first anniversary of the closing of the merger, provided that Mr. Ocheltree has not been terminated for cause, as defined in the employment agreement, by CresCom Bank on such anniversary date.

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During the employment period, Mr. Ocheltree will have access to CresCom Bank’s health-and-accident plans and medical coverage benefits on the same basis as other similarly situated senior executives and key management employees of CresCom Bank. He will also be entitled to participate in all incentive, bonus, retirement, supplemental retirement, pension, profit-sharing, and other employee benefits plans and programs of CresCom Bank. CresCom Bank will pay or reimburse Mr. Ocheltree for reasonable expenses incurred by him in the performance of his duties pursuant to the employment agreement.

If Mr. Ocheltree dies while employed by CresCom Bank, CresCom Bank will pay his estate, legal representatives, or named beneficiaries all benefits for which he is eligible under his 2014 supplemental executive retirement plan agreement (which will be assumed by CresCom Bank) and any retirement plan of CresCom Bank, if any, to which Mr. Ocheltree is party or in which he participated immediately prior to his death.

If Mr. Ocheltree becomes disabled while employed by CresCom Bank, CresCom Bank must provide him with written notice of its intention to terminate his employment, in which event his employment would terminate on the thirtieth day after receipt of such notice. If Mr. Ocheltree’s employment is terminated due to disability, he will receive his base salary through the date of his termination, all benefits for which he is eligible under his 2014 supplemental executive retirement plan agreement and split dollar agreement (which will be assumed by CresCom Bank), and any applicable long-term disability plan maintained by CresCom Bank. Mr. Ocheltree will be considered “disabled” if he is entitled to receive long-term disability benefits under CresCom Bank’s long-term disability plan, or, if there is no such plan, if he would qualify for disability benefits under the federal social security system.

If Mr. Ocheltree voluntarily resigns from his employment, then he will have no right to render services or to receive compensation or other benefits following such termination other than benefits for which he is eligible under his 2014 supplemental executive retirement plan agreement and split dollar agreement. Mr. Ocheltree must provide CresCom Bank with written notice of his intention to terminate his employment, in which event his employment would terminate on the thirtieth day after receipt by CresCom Bank of such notice.

CresCom Bank may terminate Mr. Ocheltree’s employment at any time for “cause.” If Mr. Ocheltree’s employment is terminated for cause, he will have no right to render services or to receive compensation or other benefits from CresCom Bank following termination other than benefits for which he is eligible under the 2014 supplemental executive retirement plan agreement and split dollar agreement. The following constitute “cause” for termination:

(1)	personal dishonesty, incompetence, or willful misconduct by Mr. Ocheltree;

(2)	any breach of fiduciary duty involving personal profit or intentional failure by Mr. Ocheltree to perform his duties as stated in the employment agreement;

(3)	Mr. Ocheltree’s willful violation of any law, rule, or regulation (other than traffic violations, regulations that do not adversely affect CresCom Bank or its employees, or similar offenses) or final cease-and-desist order; or

(4)	breach of a material term of the employment agreement.

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In the event of a change in control or if CresCom Bank terminates Mr. Ocheltree’s employment without cause before the end of the employment period, Mr. Ocheltree will receive the benefits described below if he signs a release and waiver of claims in favor of CresCom Bank:

(1)	All base salary through the date of termination;

(2)	A lump sum cash payment equal to two times Mr. Ocheltree’s base salary as in effect immediately preceding the change in control; and

(3)	All benefits for which Mr. Ocheltree is eligible under his supplemental executive retirement plan and any retirement plan of CresCom Bank, if any, to which he is party or in which he participated immediately prior to his termination.

Mr. Ocheltree will be subject to a covenant not to compete and a covenant not to solicit customers or employees of CresCom Bank. These restrictions apply during the employment period and for a period of two years following the term of the employment agreement, except when termination of Mr. Ocheltree’s employment agreement is due to CresCom Bank’s nonrenewal of the employment agreement.

Employee Benefits. The merger agreement generally provides that Carolina Financial will furnish to those employees of Carolina Trust who become employees of CresCom Bank or one of its subsidiaries after the effective time of the merger benefits on the same basis as it provides coverage to other Carolina Financial or CresCom Bank employees, and Carolina Financial will use commercially reasonable efforts to cause any pre-existing condition, eligibility waiting period, or other limitation or exclusion otherwise applicable under such plans to new employees not to apply to a continuing employee or his or her covered dependents who were covered under a similar Carolina Trust plan at the effective time of the merger. For purposes of eligibility and vesting under Carolina Financial’s employee benefit plans, service with Carolina Trust prior to the effective time of the merger will be treated as service with Carolina Financial or its subsidiaries. Carolina Financial will use commercially reasonable efforts to cause any successor Carolina Financial employee benefit plan providing health coverage to give credit towards satisfaction of any annual deductible limitation and out-of-pocket maximum applied under such successor plan for any deductible, co-payment and other cost-sharing amounts previously paid by a Carolina Trust employee respecting his or her participation in the corresponding Carolina Trust benefit plan during the plan year prior to the transition effective date.

Insurance and Indemnification. Carolina Financial has agreed to provide directors’ and officers’ insurance coverage for directors and officers of Carolina Trust and Carolina Trust Bank, by purchasing or directing Carolina Trust to purchase, at Carolina Financial’s election, continuation coverage under Carolina Trust’s current policy for directors and officers for a period of not less than six years after the effective time of the merger. Carolina Financial has also agreed to indemnify the present and former directors, officers, and employees of Carolina Trust and Carolina Trust Bank against all liabilities and damages for all acts or omissions arising out of service for Carolina Trust or, at Carolina Trust’s request, for another entity, occurring at or prior to the merger to the fullest extent permitted under Delaware corporate law, North Carolina corporate law, Section 402 of the Sarbanes-Oxley Act, the federal securities laws and FDIC Regulations Part 359, the rules and regulations of any other regulatory authority, and by Carolina Trust’s and Carolina Trust Bank’s articles of incorporation and bylaws.

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Insofar as indemnification for liabilities arising under the Securities Act or otherwise may be permitted to directors, officers, and controlling persons pursuant to the foregoing provisions, Carolina Financial has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Stock Options. Carolina Trust has granted certain employees, officers and directors options to purchase Carolina Trust common stock under its equity compensation plans. Pursuant to these plans, all stock options outstanding at the time of a corporate transaction such as the merger will vest and become fully exercisable upon the effective date of such corporate transaction. All unexercised Carolina Trust stock options outstanding immediately prior to the effective time of the merger will either be (i) assumed by Carolina Financial or (ii) replaced with substantially identical awards under Carolina Financial’s existing equity plans, such that after the merger the Carolina Trust stock options will be converted into and become rights with respect to Carolina Financial common stock.

Golden Parachute Compensation for Carolina Trust Named Executive Officers

Potential Payments and Benefits to Carolina Trust Named Executive Officers. The following table sets forth the information required by Item 402(t) of Regulation S-K promulgated by the SEC regarding certain compensation that Carolina Trust’s named executive officers are entitled to receive that is based on or that otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules. This merger-related compensation is the subject of a non-binding advisory vote of Carolina Trust shareholders, as described under “The Carolina Trust Proposals – Carolina Trust Proposal 2 – Carolina Trust Merger-Related Compensation Proposal” beginning on page 30.

The amounts set forth below have been calculated assuming the merger was consummated on December 31, 2019 and, where applicable, assuming each named executive officer experienced a qualifying termination of employment as of December 31, 2019. The amounts indicated below are estimates of amounts that would be payable to the named executive officers and the estimates are based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement/prospectus.

Golden Parachute Compensation

Name	Cash(1)	Equity	Pension/ NQDC(2)	Perquisites/ Benefits	Tax Reimbursement	Other	Total
Jerry L. Ocheltree	$1,108,992	—	$393,972	—	—	—	$1,502,964
Edwin E. Laws	468,943	—	75,027	—	—	—	543,970
Richard M. Rager	491,071	—	275,989	—	—	—	767,060

(1)	See “Narrative to Golden Parachute Compensation Table - Employment Agreements” below.
(2)	See “Narrative to Golden Parachute Compensation Table - 2018 Supplemental Executive Retirement Plan Agreements,” “- 2014 Ocheltree Retirement Plan,” and “- 2007 Rager Retirement Plan” below.

Narrative to Golden Parachute Compensation Table. Each of Messrs. Ocheltree, Laws, and Rager are party to agreements with Carolina Trust that entitle them to compensation in connection with a change in control of Carolina Trust. The proposed merger with Carolina Financial would be considered a change in control of Carolina Trust. The following is a description of the various elements of compensation payable, or potentially payable, to each of the officers in connection with the proposed change in control.

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Employment Agreements. Messrs. Ocheltree, Laws, and Rager are each party to an employment agreement with Carolina Trust Bank.

Mr. Ocheltree’s employment agreement has what is commonly referred to as a “double trigger” change in control provision. Under this agreement, Mr. Ocheltree would be entitled to be paid an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) if he experiences a qualifying termination of employment in connection with, or within 24 months following, a change in control. This compensation would be payable in a lump sum. Under the terms of the agreement, Mr. Ocheltree has the right to terminate his employment and receive payment thereunder if he determines that, in connection with or within 24 months after a “change in control,” he has not been assigned duties, responsibilities, and status commensurate with his duties prior to such change in control, his salary has been reduced below the amount he would have received under his employment agreement or was otherwise receiving at the time of the transaction, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location. Mr. Ocheltree would also receive payment under the employment agreement if he was terminated without cause in connection with, or within 24 months following, a change in control.

Under Mr. Laws’s and Mr. Rager’s employment agreements, if Carolina Trust Bank were to terminate the officer’s employment without cause at the time of or within 24 months following a change in control, then the officer would be entitled to receive a lump-sum payment of 2.50 times his “base amount” as defined in Section 280G(b)(3) of the Code. The officer would also be entitled to receive the same lump-sum payment if at the time of or within 24 months following a change in control, he terminates his own employment following a “termination event” (as defined in the agreement). A termination event generally will occur if, without his consent and following a change in control, the officer experiences a material reduction in his duties, responsibilities, or title, his annual base salary, or his benefits, or if he is transferred an unreasonable distance from his current work location. In order to be entitled to the lump sum payment, the officer would be required to notify Carolina Trust Bank within 90 days of the occurrence of a termination event, and Carolina Trust Bank would have 30 days to cure such event. If Carolina Trust Bank fails to cure such event, then the officer could terminate employment and would be entitled to the change in control payment benefit.

Prior to the closing of the merger, Carolina Trust Bank intends to cancel these employment agreements (as described above, Mr. Ocheltree has entered into a new employment agreement with CresCom Bank that will become effective upon closing of the merger). In exchange for the cancellation of their employment agreements, each officer is expected to receive a cash payment equal to the change in control benefit he would have been entitled to under the provisions described above, i.e., 2.99 times Mr. Ocheltree’s “base amount” and 2.50 times Mr. Laws’s and Mr. Rager’s “base amounts.” The amounts listed in the “Cash” column of the table represent these payments.

2018 Supplemental Executive Retirement Plan Agreements. Each of Messrs. Ocheltree, Laws, and Rager are party to supplemental executive retirement plan agreements with Carolina Trust Bank, dated August 31, 2018 (the “2018 SERPs”). These agreements are intended to provide the officers with supplemental retirement benefits upon a separation from service due to a termination of employment.

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In the event of a change in control, such as the proposed merger with Carolina Financial, the officer will become fully vested in his 2018 SERP account balance, to the extent not already vested. If the change in control occurs prior to the officer both attaining his normal retirement age of 65 and prior to a separation from service, the officer would be paid his vested account balance calculated on the date of the change in control.

The amounts listed in the “Pension/NQDC” column of the table include the following, which represent the officers’ estimated vested account balances under the 2018 SERPs at December 31, 2019 and assuming accelerated vesting of any unvested portion of the account balance: Mr. Ocheltree - $128,376; Mr. Laws - $75,027; and Mr. Rager - $75,797. These amounts are payable in a lump sum within ten days following the change in control.

2014 Ocheltree Retirement Plan. Mr. Ocheltree entered into a supplemental executive retirement plan agreement with Carolina Trust Bank during 2014, which was amended in 2018 and 2019 (the “2014 Ocheltree SERP”). Mr. Ocheltree is fully vested in the accrued liability associated with this account.  In the event of a change of control of Carolina Trust Bank (such as the proposed merger with Carolina Financial), and should Mr. Ocheltree’s employment be terminated without cause either thirty days prior to, or within one year after, the change of control, Mr. Ocheltree would be paid the accrued balance under the 2014 Ocheltree SERP in a lump sum thirty days following the latter of the change of control or his termination of employment.

The amount listed for Mr. Ocheltree in the “Pension/NQDC” column of the table includes $265,596, which represents the estimated accrued balance under the 2014 Ocheltree SERP at December 31, 2019. This amount would be payable to Mr. Ocheltree only if his employment is terminated without cause within thirty days prior to, or within one year after, the proposed merger with Carolina Financial.

2007 Rager Retirement Plan. Mr. Rager is a participant in a supplemental executive retirement plan that Carolina Trust Bank established in 2007 (the “2007 Rager Retirement Plan”). Upon a termination of Mr. Rager’s employment following a change in control (such as the proposed merger with Carolina Financial), the full retirement benefit under the plan is payable in a lump sum to Mr. Rager.

Prior to the closing of the merger, Carolina Trust Bank intends to terminate the 2007 Rager Retirement Plan. In exchange for the termination of this plan, Mr. Rager is expected to receive a cash payment in the amount of $200,192, which represents the estimated accrued liability under the 2007 Rager Retirement Plan at December 31, 2019. The amount listed for Mr. Rager in the “Penson/NQDC” column of the table includes this amount.

Board of Directors and Management Following the Merger

Immediately following the effective time of the merger, the board of directors of Carolina Financial will consist of 14 members, which will include the 13 directors of Carolina Financial serving immediately prior to the merger and one incumbent director of Carolina Trust, Johnathan L. Rhyne, Jr.

Jerold L. Rexroad will continue to serve as President and Chief Executive Officer, David L. Morrow will continue to serve as Executive Vice President, William A. Gehman, III will continue to serve as Executive Vice President and Chief Financial Officer, and M. J. Huggins, III will continue to serve as Executive Vice President and Secretary of Carolina Financial following the merger.

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Following the merger, Mr. Rhyne will also be appointed to the board of directors of CresCom Bank. Jerry L. Ocheltree, Carolina Trust’s President and Chief Executive Officer, will be appointed President of North Carolina Commercial Banking for CresCom Bank.

Regulatory Clearances Required for the Merger

Completion of the merger between Carolina Financial and Carolina Trust is subject to the prior receipt of all consents or approvals of, or the provision of notices to, federal and state authorities required to complete the merger. Carolina Financial believes the merger qualifies as a “waiver transaction” under applicable Federal Reserve rules and regulations. The Federal Reserve has advised Carolina Financial of its non-objection to characterization of the merger as a “waiver transaction.”

Under the merger agreement, it is contemplated that Carolina Trust Bank will be merged with and into CresCom Bank immediately following the consummation of the merger of Carolina Trust and Carolina Financial. The bank merger is subject to the prior approvals of the FDIC, SCBFI, and NCCOB. CresCom Bank filed applications for authority to effect the bank merger with the FDIC, SCBFI and NCCOB on August 19, 2019. The FDIC, the SCBFI, and the NCCOB have each approved the bank merger. FDIC approval of the combination: (i) reflects only the view that the transaction does not contravene applicable competitive standards imposed by law and is consistent with regulatory policies relating to safety and soundness; (ii) is not an opinion that the proposed combination is financially favorable to the shareholders of Carolina Trust or that the FDIC has considered the adequacy of the terms of the transaction; and (iii) is not an endorsement of, or recommendation for, the combination.

Exchange of Shares in the Merger

Carolina Financial intends to appoint Computershare to serve as exchange agent to handle the exchange of shares of Carolina Trust common stock for shares of Carolina Financial common stock and the payment of the cash consideration. At the effective time of the merger, each share of Carolina Trust common stock will be converted into the right to receive the merger consideration, consisting of either 0.3000 shares of Carolina Financial common stock or $10.57 in cash, and cash in lieu of any fractional share of Carolina Financial common stock, without the need for any action by the holders of Carolina Trust common stock. Each shareholder of Carolina Trust will have the opportunity to elect to receive cash, Carolina Financial common stock, or a combination of cash and Carolina Financial common stock in exchange for the shareholder’s Carolina Trust shares. Elections by Carolina Trust shareholders will be prorated such that in the aggregate 90% of Carolina Trust’s common stock will be converted into the right to receive shares of Carolina Financial common stock and 10% will be converted into the right to receive the cash consideration.

Promptly after the effective time of the merger, but in no event later than 10 days after the effective time of the merger, Carolina Financial will cause the exchange agent to mail to each holder of record of one or more Carolina Trust stock certificates an election form and instructions for making an election as to the form of merger consideration preferred to be received in the merger, subject to the allocation procedures and exchange procedures described under the heading “The Merger Agreement—Election of the Form of Payment or Merger Consideration on page 70.” The election form and instructions will also explain the procedure for surrendering Carolina Trust stock certificates in exchange for the merger consideration. Carolina Trust shareholders should not return Carolina Trust stock certificates with the enclosed proxy card.

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After the effective time of the merger, shares of Carolina Trust common stock will no longer be outstanding, will be automatically canceled and will cease to exist and each certificate, if any, that previously represented shares of Carolina Trust common stock will represent only the right to receive the merger consideration as described above. With respect to merger consideration deliverable upon the surrender of Carolina Trust stock certificates, until holders of such Carolina Trust stock certificates have surrendered such stock certificates to the exchange agent for exchange, those holders will not receive dividends or distributions with respect to such shares of Carolina Financial common stock issuable as merger consideration with a record date after the effective time of the merger, and will not receive interest on any cash consideration or cash in lieu of fractional shares.

In addition, holders of certificates that represented outstanding Carolina Trust common stock immediately prior to the effective time of the merger will be entitled to vote after the effective time of the merger at any meeting of Carolina Financial stockholders the number of whole shares of Carolina Financial common stock into which such shares have been converted, even if such holder has not surrendered such certificates for exchange as set forth above.

Carolina Financial or its exchange agent will maintain a book entry list of Carolina Financial common stock to which each former Carolina Trust shareholder is entitled. Certificates evidencing Carolina Financial common stock into which the shareholder’s Carolina Trust common stock has been converted will not be issued. Carolina Financial’s exchange agent will deliver a statement of such book entry and other information as required by law within a reasonable time following the surrender of a Carolina Trust certificate.

Carolina Trust shareholders will not receive any fractional shares of Carolina Financial common stock pursuant to the merger. In lieu of fractional shares, Carolina Financial will pay to each former Carolina Trust shareholder who otherwise would be entitled to receive a fractional share of Carolina Financial common stock an amount in cash (rounded up to the nearest cent), without interest thereon, equal to the product of (i) the average of the closing prices (rounded to the nearest full cent) of Carolina Financial common stock on the NASDAQ for the 10 full trading days ending on the day preceding the date on which the merger becomes effective, multiplied by (ii) the fraction of a share (rounded to the nearest thousandth) of Carolina Financial common stock which such holder otherwise would be entitled to receive.

Carolina Financial Dividend Policy

Carolina Financial currently pays quarterly cash dividends of $0.09 per share on shares of its common stock and currently intends to consider the declaration of a dividend on a quarterly basis. Any future determination regarding dividend or distribution payments will be at the discretion of the Carolina Financial board of directors, subject to applicable limitations under Delaware law, and will depend upon many factors, including results of operations, financial condition, liquidity, capital requirements and legal requirements.

Listing of Carolina Financial Common Stock

It is a condition to the completion of the merger that the shares of Carolina Financial common stock to be issued to Carolina Trust shareholders pursuant to the merger (including those shares of Carolina Financial common stock to be issued upon conversion of the Carolina Trust equity-based awards) be authorized for listing on NASDAQ, subject to official notice of issuance.

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De-Listing and Deregistration of Carolina Trust Stock

Upon completion of the merger, the Carolina Trust common stock currently listed on NASDAQ will cease to be listed on NASDAQ and will subsequently be deregistered under the Exchange Act.

Support Agreements

Each of Carolina Trust’s directors and certain of its executive officers, in their capacities as shareholders of Carolina Trust, entered into a support agreement with Carolina Financial pursuant to which they each have agreed, subject to certain exceptions, to vote their shares, and to use reasonable efforts to cause all shares owned by such director or executive officer jointly with any other person over which such director or executive officer has shared voting control to be voted, in favor of the merger agreement. At the close of business on the record date for the Carolina Trust special meeting, Carolina Trust directors and executive officers who have executed support agreements were entitled to vote 365,628 shares of, or approximately 3.90%, of Carolina Trust common stock outstanding on that date.

No Appraisal or Dissenters’ Rights

Under North Carolina law, the holders of Carolina Trust common stock are not entitled to appraisal rights or dissenters’ rights in connection with the merger.

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THE MERGER AGREEMENT

The following describes the material provisions of the merger agreement, which is included as Annex A to this proxy statement/prospectus and incorporated by reference herein. The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement/prospectus does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. Carolina Financial and Carolina Trust encourage you to read the merger agreement carefully in its entirety before making any decisions regarding the merger as it is the legal document governing the merger and related transactions.

The merger agreement and this summary of its terms have been included to provide you with information regarding the terms of the merger agreement and are not intended to provide any factual information about Carolina Financial or Carolina Trust. Carolina Financial and Carolina Trust are responsible for considering whether additional disclosure of material information is required to make the statements in this proxy statement/prospectus not misleading. Factual disclosures about Carolina Financial or Carolina Trust contained in this proxy statement/prospectus or Carolina Financial’s or Carolina Trust’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Carolina Financial or Carolina Trust contained in the merger agreement and described in this summary. The representations, warranties and covenants made in the merger agreement by Carolina Financial and Carolina Trust are qualified and subject to important limitations agreed to by Carolina Financial and Carolina Trust in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the merger agreement, and were negotiated with the principal purpose of allocating risk between the parties to the merger agreement rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality that may be different from that generally relevant to stockholders or applicable to reports and documents filed with the SEC, and in some cases are qualified by confidential disclosures that were made by each party to the other, which disclosures are not reflected in the merger agreement or otherwise publicly disclosed. The representations and warranties in the merger agreement will not survive the completion of the merger. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, and subsequent developments or new information qualifying a representation or warranty may have been included or incorporated by reference into this proxy statement/prospectus. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement/prospectus and in the documents incorporated by reference into this proxy statement/prospectus. See “Where You Can Find More Information” beginning on page ii.

General

At the effective time of the merger, upon the terms and subject to the satisfaction or waiver of the conditions of the merger agreement and in accordance with the Delaware General Corporation Law, Carolina Trust will be merged with and into Carolina Financial, the separate corporate existence of Carolina Trust will cease, and Carolina Financial will be the surviving corporation of the merger. As of the effective time of the merger, the certificate of incorporation of the surviving corporation will be the certificate of incorporation of Carolina Financial as in effect immediately prior to the effective time, and the bylaws of Carolina Financial as in effect immediately prior to the effective time will be the bylaws of the surviving corporation. Effective as of the effective time of the merger, Carolina Financial will cause the size of the board of directors of the surviving corporation to be 14 directors.

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Effective Time of the Merger

If the merger agreement is approved by the requisite vote of the shareholders of Carolina Trust and all other required governmental and other consents and approvals are received, and if the other conditions to the obligations of the parties to consummate the merger are satisfied or waived (as permitted), the merger will be consummated and effected on the date and at the time that a certificate of merger reflecting the merger is filed with the Delaware Secretary of State and articles of merger reflecting the merger are filed with the Office of the Secretary of State of North Carolina or at such later time mutually agreed upon by Carolina Financial and Carolina Trust and specified in the certificate of merger and articles of merger. Both parties shall use their reasonable efforts to cause the effective time of the merger to occur within 10 business days after the last of the following dates to occur: (i) the effective date (including expiration of any applicable waiting period) of the last required consent of any regulatory authority having authority over and approving or exempting the merger and (ii) the date on which the shareholders of Carolina Trust approve the merger agreement.

Assuming satisfaction of all of the conditions to consummation of the merger, the merger is expected to be made effective during the first quarter of 2020.

Merger Consideration

The merger agreement provides that, at the effective time of the merger, each share of Carolina Trust common stock issued and outstanding immediately prior to the effective time of the merger (except for shares of Carolina Trust common stock owned, directly or indirectly, by Carolina Trust or Carolina Financial immediately before the effective time of the merger (excluding any of such shares that are held (i) as a result of debts previously contracted, or (ii) in trust accounts or otherwise held in a fiduciary or agency capacity and beneficially owned by third parties), which will be cancelled and cease to exist with no consideration paid) will be converted into the right to receive either 0.3000 (referred to as the “exchange ratio”) fully paid and nonassessable shares of Carolina Financial common stock or $10.57 in cash (“merger consideration”). Each shareholder of Carolina Trust will have the opportunity to elect to receive cash, Carolina Financial common stock, or a combination of cash and Carolina Financial common stock in exchange for the shareholder’s Carolina Trust shares. Elections by Carolina Trust shareholders will be prorated such that in the aggregate 90% of Carolina Trust’s common stock will be converted into the right to receive shares of Carolina Financial common stock and 10% will be converted into the right to receive the cash consideration. For a description of the allocation method, see “The Merger Agreement—Allocation of the Merger Consideration” beginning on page 70.” Accordingly, you may receive less cash and more shares, or more shares and less cash than you elect. Either of these events is likely to result in different tax consequences from those that would have resulted had you received the exact form of merger consideration you elected. Upon this conversion, such shares of Carolina Trust common stock will no longer be outstanding and all rights with respect to such shares will cease to exist, except for the right to receive the merger consideration (and cash in lieu of fractional shares).

No fractional shares of Carolina Financial common stock will be issued in connection with the merger. Instead, cash will be paid for any fraction of a share of Carolina Financial common stock to which any Carolina Trust shareholder would otherwise be entitled upon completion of the merger. The cash paid will be an amount equal to the fraction of a share of Carolina Financial common stock otherwise issuable upon conversion multiplied by (i) the average of the closing prices (rounded to the nearest full cent) of Carolina Financial common stock on NASDAQ for the 10 trading days immediately preceding the date on which the merger becomes effective, multiplied by (ii) the fraction of a share (rounded to the nearest thousandth) of Carolina Financial common stock which such holder otherwise would be entitled to receive.

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After the effective time of the merger, there will be no further transfers on the stock transfer books of Carolina Trust of shares of Carolina Trust common stock that were outstanding immediately prior to the effective time of the merger.

Election of the Form of Payment of the Merger Consideration

No later than 10 days after the effective time of the merger, Carolina Financial’s exchange agent will deliver or mail to Carolina Trust shareholders an election form and instructions for making an election as to the form of merger consideration preferred to be received in the merger, subject to the allocation procedures described below. Upon receipt of the election form, each Carolina Trust shareholder should complete, date, and sign the election form and return it promptly in the prepaid, pre-addressed envelope provided with the election form. If any Carolina Trust shareholders do not make an election by 4:00 pm local time on the date set forth in the instructions on the election form, such shareholders will be deemed not to have made an election and the exchange agent will choose the type of merger consideration constituting the per share purchase price to distribute to such non-electing shareholders according to the allocation procedures.

Elections will be properly made if the election form is accompanied by one or more certificates (including book-entry shares) representing the shares of Carolina Trust common stock covered by the election form, or the guaranteed delivery of such certificates. Elections may be revoked or changed upon written notice to the exchange agent before the election deadline. If a Carolina Trust shareholder revokes the election form and does not properly make a new election by the election deadline, the Carolina Trust shareholder will be deemed to have not made an election with respect to the shares covered by the revoked election form, and the exchange agent will determine the type of consideration to be received.

The exchange agent will have reasonable discretion to determine whether any election, revocation, or change has been properly or timely made and to disregard immaterial defects in the election form, and any good faith decision of the exchange agent regarding such matters will be conclusive and binding. Neither Carolina Financial nor the exchange agent is obligated to notify any person of any defect in an election form.

Allocation of the Merger Consideration

The merger agreement limits the aggregate number of shares of Carolina Trust common stock that Carolina Financial will exchange for cash to 10% of the total outstanding shares of Carolina Trust common stock. The merger agreement also limits the aggregate number of shares of Carolina Trust common stock that Carolina Financial will exchange for shares of Carolina Financial common stock to 90% of the total outstanding shares of Carolina Trust common stock.

If the stock consideration elected by Carolina Trust shareholders in the aggregate exceeds 90% of the total outstanding shares of Carolina Trust common stock, then shareholders electing cash consideration and shareholders who did not make an election will receive cash consideration, and each shareholder who chose the stock consideration will receive (i) a number of shares of Carolina Financial common stock equal to the exchange ratio times the product obtained by multiplying the number of shares of Carolina Trust common stock as to which the shareholder chose the stock election by a fraction, the numerator of which is 90% of the total outstanding shares of Carolina Trust common stock and the denominator of which is the aggregate number of shares of Carolina Trust common stock elected by all Carolina Trust shareholders to be converted into shares of Carolina Financial common stock, and (ii) cash for the remaining amount of shares of Carolina Trust common stock held by the shareholder.

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If the cash consideration elected by Carolina Trust shareholders in the aggregate exceeds 10% of the total outstanding shares of Carolina Trust common stock, then shareholders electing stock consideration and shareholders who did not make an election will receive the stock consideration, and each shareholder who chose the cash consideration will receive (i) $10.57 times the product obtained by multiplying the number of shares of Carolina Trust common stock as to which the shareholder chose the cash election by a fraction, the numerator of which is 10% of the total outstanding shares of Carolina Trust common stock and the denominator of which is the aggregate number of shares of Carolina Trust common stock elected by all Carolina Trust shareholders to be converted into cash, and (ii) shares of Carolina Financial common stock for the remaining amount of shares of Carolina Trust common stock held by the shareholder.

If the stock consideration elected by the Carolina Trust shareholders in the aggregate does not exceed 90% of the total outstanding shares of Carolina Trust common stock and the cash consideration elected by the Carolina Trust shareholders in the aggregate does not exceed 10% of the total outstanding shares of Carolina Trust common stock, then shareholders electing the cash consideration will receive all cash in exchange for their shares of Carolina Trust common stock, shareholders electing the stock consideration will receive all stock in exchange for their shares of Carolina Trust common stock, shareholders electing the mixed consideration will receive a combination of cash consideration and stock consideration in the proportions elected by such holder in exchange for their shares of Carolina Trust common stock, and the shareholders making no election will receive either the cash consideration, stock consideration, or mixed consideration such that the aggregate number of shares of Carolina Trust common stock to be exchanged for cash is 10% of the total outstanding shares of Carolina Trust common stock and the aggregate number of shares of Carolina Trust common stock to be exchanged for stock is 90% of the total outstanding shares of Carolina Trust common stock.

Dividends and Distributions

No dividends or other distributions with respect to Carolina Financial common stock with a record date on or after the effective time of the merger will be paid to the holder of any unsurrendered certificate or book-entry shares that represented Carolina Trust common stock immediately prior to the effective time of the merger until the holder of such certificate or book-entry shares surrenders such certificate or book-entry shares in accordance with the instructions received from the exchange agent. Following such surrender, there will be paid, without interest, with respect to whole shares of Carolina Financial common stock that shares of Carolina Trust common stock represented by the certificate or book-entry shares have been converted into: (i) at the time of such surrender, the amount of dividends or other distributions with a record date and a payment date on or after the effective time of the merger and on or prior to the date of such surrender and (ii) at the appropriate payment date, the amount of any dividends or other distributions with a record date on or after the effective time of the merger and prior to the date of such surrender and a payment date subsequent to the date of such surrender.

Conversion of Stock; Treatment of Stock Options

Conversion of Carolina Trust Common Stock. At the effective time of the merger, each share of Carolina Trust common stock outstanding generally will be converted into and exchanged for the right to receive either 0.3000 shares of Carolina Financial common stock or $10.57 in cash, as described above under “Merger Consideration.”

Cash will also be exchanged for any fractional shares. Any Carolina Trust shareholder who would otherwise have been entitled to receive a fraction of a share of Carolina Financial common

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stock in the merger will receive, in lieu thereof, cash (without interest) in an amount equal to the fraction of a share of Carolina Financial common stock otherwise issuable upon conversion multiplied by the average of the daily closing prices of Carolina Financial common stock on NASDAQ for the 10 consecutive trading days ending on the trading day immediately prior to the date on which the effective time of the merger is to occur.

Some shares of Carolina Trust common stock may not be converted in the merger. Each outstanding share of Carolina Trust common stock owned by Carolina Financial, Carolina Trust, or their respective subsidiaries (in each case other than shares of Carolina Trust common stock held on behalf of third parties or as a result of debts previously contracted) will be canceled at the effective time of the merger and will cease to be outstanding.

Stock Options. Carolina Trust has granted certain employees, officers and directors options to purchase Carolina Trust common stock under its equity compensation plans. Pursuant to these plans, all stock options outstanding at the time of a corporate transaction such as the merger will vest and become fully exercisable upon the effective date of such corporate transaction. As of the effective time of the merger, Carolina Financial will either (1) assume any stock options substantially in accordance with the terms of Carolina Trust’s equity plans and the option grants or other award agreements by which they are evidenced or (2) replace the Carolina Trust stock options with substantially identical awards under any plans sponsored by Carolina Financial. In either case, existing Carolina Trust stock options will be converted into and become rights with respect to Carolina Financial common stock, as adjusted to reflect the exchange ratio.

Procedure for Receiving Merger Consideration

Promptly after the effective time of the merger, Carolina Financial will deposit with the exchange agent (i) the merger consideration, and (ii) cash in an amount sufficient to make payments in lieu of any fractional shares and payments of any dividends or other distributions payable pursuant to the merger agreement. The cash and shares deposited pursuant to the foregoing are referred to as the “exchange fund.”

As soon as reasonably practicable after the effective time of the merger (but in any event, no later than 10 days after the effective time of the merger), Carolina Financial will cause the exchange agent to mail to each holder of record of shares of Carolina Trust common stock immediately prior to the merger that were converted at the effective time of the merger into the right to receive the merger consideration, (i) a letter of transmittal, (ii) an election form, and (iii) instructions for use in effecting the surrender of certificates or book-entry shares of Carolina Trust common stock in exchange for the merger consideration, cash in lieu of fractional shares and any dividends or other distributions payable pursuant to the merger agreement. Each holder of Carolina Trust common stock will be entitled to receive the appropriate merger consideration, cash in lieu of any fractional shares and any dividends or distributions payable pursuant to the merger agreement upon surrendering to the exchange agent such shareholder’s certificates or book-entry shares, together with a properly executed election form and letter of transmittal and any other documents required by the exchange agent. The merger consideration and any other consideration paid under the merger agreement may be reduced by any amounts required to be deducted and withheld pursuant to any applicable tax law. You should not return your certificates representing shares of Carolina Trust common stock to the exchange agent without a letter of transmittal, and you should not return your certificates representing Carolina Trust common stock to Carolina Trust.

If any shares of Carolina Financial common stock are to be issued as merger consideration to a person other than the person in whose name the certificates or book-entry shares representing shares

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of Carolina Trust common stock are registered, it will be a condition to such issuance that such surrendered Carolina Trust certificate or book-entry share is properly endorsed with a medallion signature guaranty or otherwise in proper form for transfer, and that the person requesting payment will have paid to the exchange agent in advance any transfer or other similar taxes required by reason of the issuance of Carolina Financial shares in any name other than that of the registered holder of the surrendered Carolina Trust shares, or required for any other reason, or establish, to the satisfaction of the exchange agent, that such taxes have been paid or are not payable.

No interest will be paid or will accrue on the merger consideration payable in respect of any shares of Carolina Trust common stock.

Lost, Stolen or Destroyed Certificates

If any certificate representing shares of Carolina Trust common stock has been lost, stolen or destroyed, the exchange agent will deliver the applicable merger consideration, any cash in lieu of any fractional shares payable and any dividends or other distributions payable pursuant to the merger agreement with respect to the shares formerly represented by such certificate if the shareholder asserting the claim of a lost, stolen or destroyed certificate has delivered an affidavit of that fact to the exchange agent and has posted a bond through the exchange agent in such amount as the exchange agent would charge other similarly situated holders of Carolina Financial common stock as indemnity against any claim that may be made against the exchange agent with respect to such lost, stolen or destroyed Carolina Trust certificate.

Representations and Warranties Made by Carolina Financial and Carolina Trust in the Merger Agreement

Carolina Financial and Carolina Trust have made certain customary representations and warranties to each other in the merger agreement. For information on these representations and warranties, please refer to the merger agreement attached as Annex A. If either party materially violates any of its representations or warranties and fails to cure such violation, the other party may terminate the merger agreement.

Resale of Carolina Financial Common Stock

The shares of Carolina Financial common stock to be issued to shareholders of Carolina Trust under the merger agreement will be freely tradable by such shareholders without restriction, except that if any Carolina Trust shareholders are deemed to be affiliates of Carolina Financial, they must abide by certain transfer restrictions under the Securities Act.

Conduct of Business Pending the Merger

Under the merger agreement, both parties have agreed, except as otherwise contemplated by the merger agreement or with the prior written consent of the other party, to:

•	operate its business only in the usual, regular, and ordinary course;

•	use commercially reasonable efforts to preserve intact its business organizations and assets and maintain its rights and franchises;

•	use commercially reasonable efforts to cause its representations and warranties to be correct at all times; and

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•	take no action which would (1) adversely affect the ability of any party to obtain any consents required for the transactions contemplated by the merger agreement without imposition of a condition or restriction which, in the reasonable judgment of the board of directors of Carolina Financial, would so materially adversely impact the economic or business benefits of the transactions contemplated by the merger agreement such that, had Carolina Financial known of such condition or requirement, it would not have entered into the merger agreement, or (2) adversely affect in any material respect the ability of either party to perform its covenants and agreements under the merger agreement.

In addition, Carolina Trust has agreed, except as otherwise contemplated by the merger agreement or with the prior written consent of Carolina Financial, to:

•	use its best efforts to provide all information requested by Carolina Financial related to loans or other transactions made by Carolina Trust with a value equal to or exceeding $1,000,000;

•	consult with Carolina Financial prior to entering into or making any loans or other transactions constituting a separate extension of credit with a value equal to or exceeding $2,500,000, other than residential mortgage loans for which Carolina Trust has a commitment to buy from a reputable investor; and

•	consult with Carolina Financial prior to entering into or making any loans that exceed regulatory loan to value guidelines.

In addition, Carolina Trust has agreed in the merger agreement not to take certain actions relating to the operation of its business pending consummation of the merger without the prior consent of Carolina Financial. Such actions include, among others:

•	amending the articles of incorporation, bylaws, or other governing corporate instruments;

•	incurring any additional debt obligation or other obligation for borrowed money in excess of an aggregate of $500,000, or allowing the imposition of a lien on any asset;

•	repurchasing, redeeming, or otherwise acquiring or exchanging (other than exchanges in the ordinary course under employee benefit plans or as required by the merger agreement) any shares (or securities convertible into any shares) of capital stock or declaring or paying any dividend on common stock;

•	except for the merger agreement or upon the exercise of Carolina Trust stock options, issuing, selling, pledging, encumbering, authorizing the issuance of, entering into any contract to issue, sell, pledge, encumber or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of Carolina Trust common stock, any other capital stock of any Carolina Trust entity, or any right;

•	adjusting, splitting, combining, or reclassifying any capital stock or issuing or authorizing the issuance of any other securities in respect of, or in substitution for, shares of common stock, or selling, leasing, mortgaging, or otherwise disposing of any shares or assets other than in the ordinary course for reasonable and adequate consideration;

•	purchasing any securities or making any material investments, except in the ordinary course of business consistent with past practice, either by purchasing stock or securities,

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contributing to capital, transferring assets, or purchasing any assets, in any person or otherwise acquiring direct or indirect control over any person other than in connection with foreclosures of loans in the ordinary course of business;

•	except as previously disclosed to Carolina Financial or contemplated by the merger agreement, granting any bonus or increase in compensation or benefits to any individual employee, officer, or director in excess of $5,000 (except in accordance with past practice), committing or agreeing to pay any severance or termination pay, or any stay or other bonus to any director, officer, or employee (except for payments according to Mr. Ocheltree’s employment agreement attached to the merger agreement), entering into or amending any severance agreements, changing any fees or other compensation or other benefits to directors waiving any stock repurchase rights, accelerating, amending, or changing the exercisability period of any right or restricted stock, repricing options or warrants, or authorizing cash payments in exchange for any rights, or accelerating, vesting, or committing or agreeing to accelerate or vest any amounts, benefits, or rights;

•	entering into or amending (unless required by law or the merger agreement) any employment contract that does not have the unconditional right to terminate without certain liability;

•	subject to certain exceptions, adopting any new employee benefit plan or terminating or withdrawing from or materially changing any existing plan or program;

•	making any change in tax or accounting methods or systems of internal accounting controls, except for any change required by law, regulatory accounting requirements, or generally accepted accounting principles, or at the specific request of Carolina Financial;

•	commencing any litigation other than in accordance with past practice or settling any litigation for money damages or restrictions on operations;

•	entering into, modifying, amending, or terminating any material contracts other than with respect to those involving aggregate payments of less than, or the provision of goods or services with a market value of less than, $50,000 per annum, subject to certain exceptions;

•	making any consumer loan with a value equal to or exceeding $250,000;

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except in the ordinary course of business, modifying any existing loan or credit to any borrower, except, with respect to any extension of credit with an unpaid balance of less than $250,000, in conformity with existing lending policies and policies, or waiving, releasing, compromising, or assigning any material rights or claims or making any adverse changes in the mix, rates, terms, or maturities of its deposits or other liabilities;

•	making or increasing any loans or other extensions of credit or the commitment to do so to any director or executive officer of Carolina Trust or Carolina Trust Bank or any entity controlled by a director or executive officer, except for loans or extensions of credit made on terms generally available to the public and other than renewals of existing loans or commitments;

•	except in the ordinary course of business, restructuring or materially changing its investment securities portfolio or its interest rate risk position through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;

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•	making any capital expenditures other than pursuant to binding commitments as of July 15, 2019, and other than expenditures of less than $50,000 and expenditures necessary to maintain existing assets in good repair or to make payment of necessary taxes;

•	establishing or committing to establish any new branch or office facility or filing any application to relocate or terminate the operation of any banking office;

•	taking any action that is intended or expected to result in any of its representations and warranties set forth in the merger agreement being or becoming untrue in any material respect at any time prior to the effective time, or in any of the conditions to the merger not being satisfied or in a violation of the merger agreement;

•	knowingly taking any action that would prevent or impede the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

•	agreeing to take, making any commitment to take, or adopting any resolutions in support of any actions prohibited by any of these covenants;

•	maintaining Carolina Trust Bank’s allowance for loan losses in a manner inconsistent with GAAP and applicable regulatory guidelines and accounting principles, practices, and methods consistent with past practices; or

•	taking any action or failing to take any action that at the time of such action or inaction is reasonably likely to prevent, or would be reasonably likely to materially interfere with, the consummation of the merger.

In addition, Carolina Trust has agreed that neither it, nor its affiliates or representatives, will solicit an acquisition proposal (generally, a tender offer or proposal for a merger, asset acquisition, or other business combination), other than the transactions contemplated by the merger agreement. Pursuant to the merger agreement, except to the extent necessary to comply with the fiduciary duties of their board of directors, neither Carolina Trust, nor any affiliate or representative of such party, will, prior to the shareholder vote on the merger agreement and subject to certain exceptions, furnish any non-public information that it is not legally obligated to furnish, or negotiate with respect to, or enter into any contract with respect to, any acquisition proposal. In the merger agreement, Carolina Trust also agreed to terminate any existing negotiations with any other parties with respect to any of the foregoing and agreed to use its reasonable efforts to cause its representatives to comply with any of the foregoing.

Restrictions on Solicitation

Except as described below, Carolina Trust has agreed that, from the time of the execution of the merger agreement until the earlier of the effective time of the merger or the termination of the merger agreement, it will not, and will cause its affiliates and representatives not to, directly or indirectly: (i) solicit or initiate, or knowingly facilitate, induce or knowingly encourage the making, submission, or announcement of any proposal or offer that constitutes, or would reasonably be expected to lead to a proposal that constitutes, an acquisition proposal; (ii) engage or enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any non-public information in connection with, any acquisition proposal, or otherwise cooperate with or assist or participate in, or encourage or knowingly facilitate any such inquiries, proposals, discussions or negotiations or any effort or attempt to make an acquisition proposal; (iii) enter into any agreement contemplating or otherwise relating

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to an acquisition proposal; or (iv) propose to do any of the foregoing. Carolina Trust has, and has caused each of its respective subsidiaries and each of its and its respective subsidiaries’ representatives to, cease any solicitation, encouragement, discussions or negotiations with any person that may be ongoing with respect to any acquisition proposal, and terminated all physical and electronic data room access previously granted to any such person or its representatives.

An “acquisition proposal” means any proposal that is communicated to Carolina Trust’s chief executive officer, chief financial officer or board of directors or publicly announced to Carolina Trust’s shareholders by a third party (other than Carolina Financial or any of its affiliates) for an acquisition transaction involving Carolina Trust or any of its present or future consolidated subsidiaries, or any combination of such subsidiaries, the assets of which constitute 5% or more of the consolidated assets of Carolina Trust as reflected on Carolina Trust’s consolidated statement of condition. An “acquisition transaction” means any transaction or series of related transactions (other than the proposed merger with Carolina Financial) involving: (i) any acquisition or purchase from Carolina Trust by a third party of 25% or more in interest of the total outstanding voting securities of Carolina Trust or any of its subsidiaries, or any tender offer or exchange offer that if consummated would result in any third party beneficially owning 25% or more in interest of the total outstanding voting securities of Carolina Trust or any of its subsidiaries, or any merger, consolidation, business combination or similar transaction involving Carolina Trust pursuant to which the shareholders of Carolina Trust immediately preceding such transaction hold less than 75% of the equity interests in the surviving or resulting entity of such transaction; (ii) any sale or lease (other than in the ordinary course of business), or exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of 5% or more of the assets of Carolina Trust; or (iii) any liquidation or dissolution of Carolina Trust.

Notwithstanding the restrictions described above, at any time prior to obtaining the relevant shareholder approval, if Carolina Trust receives an acquisition proposal and Carolina Trust’s board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to constitute a superior proposal, Carolina Trust and its representatives may furnish (pursuant to a confidentiality agreement meeting certain requirements set forth in the merger agreement) non-public information with respect to Carolina Trust and its subsidiaries to and engage in discussions or negotiations with the person who made the proposal and its representatives (provided that, (i) at least two business days prior to furnishing any such information to, or entering into discussions or negotiations with, such person or group, Carolina Trust gives Carolina Financial written notice of the identity of such person or group and of Carolina Trust’s intention to furnish nonpublic information to, or enter into discussions or negotiations with, such person or group and (ii) Carolina Trust contemporaneously furnishes such non-public information to Carolina Financial, if such information was not previously provided to Carolina Financial or its representatives).

A “superior proposal” means any bona fide written acquisition proposal made by a third party that if consummated would result in such third party owning more than 50% of the shares of Carolina Trust common stock or all or substantially all of Carolina Trust’s assets and which Carolina Trust’s board of directors has determined in its good faith judgment, after consultation with its financial advisors and outside legal counsel, is reasonably likely to be consummated in accordance with its terms and that is reasonably likely to result in the consummation of a transaction more favorable to the shareholders of Carolina Trust than the merger, taking into account such factors as the board of directors in good faith deems relevant, including legal, financial, regulatory and other aspects of the proposal, and any changes to the terms of the merger agreement proposed by Carolina Financial in response to such proposal or otherwise.

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Changes in Board Recommendation

The board of directors of Carolina Trust has agreed, subject to certain exceptions discussed below, not to (i) fail to recommend the approval of the merger agreement, (ii) change, qualify, withhold, withdraw or modify, or publicly propose to take such an action, in a manner adverse to Carolina Financial, its recommendation with respect to the merger, (iii) take any formal action or make any recommendation or public statement in connection with a tender offer or exchange offer other than a recommendation of rejection of such offer or a temporary “stop, look and listen” communication pursuant to Rule 14d-9(f) of the Exchange Act, or (iv) adopt, approve or recommend an acquisition proposal. In addition, subject to certain exceptions described below and in the merger agreement, the board of directors of Carolina Trust has agreed not to cause or permit Carolina Trust, or any subsidiary thereof, to enter into any letter of intent, agreement or agreement in principle with respect to any acquisition proposal (other than a confidentiality agreement meeting certain requirements set forth in the merger agreement).

Notwithstanding the restrictions described above, prior to obtaining shareholder approval, the board of directors of Carolina Trust is permitted to change, qualify, withhold, withdraw or modify in a manner adverse to Carolina Financial its recommendation with respect to the merger if, subject to certain conditions, the board of directors of Carolina Trust, among other things, determines in good faith after consultation with its financial advisors and outside legal counsel that an acquisition proposal received after the date of the merger agreement constitutes a superior proposal. Outside of the acquisition proposal context, and prior to the special meeting of shareholders, the Carolina Trust board may withdraw, qualify, or modify its recommendation for approval of the merger agreement if an intervening event occurs that, after consultation with outside counsel, the Carolina Trust board in good faith determines necessitates a change in its prior recommendation to shareholders in order to comply with its fiduciary obligations under applicable law.

Prior to making a change in recommendation due to a superior proposal as described above, Carolina Trust must (i) inform Carolina Financial in writing of its board of directors’ intention to change its recommendation at least five business days in advance, (ii) provide to Carolina Financial the material terms and conditions of and identity of the person making the acquisition proposal, as well as a copy of all written materials with or from the party making such acquisition proposal, and (iii) negotiate (and cause its representatives to negotiate) in good faith with Carolina Financial during such notice period, to the extent that Carolina Financial wishes to negotiate, to enable Carolina Financial to revise the terms of the merger agreement such that it would cause the superior proposal to no longer constitute a superior proposal. Following the end of such notice period, the Carolina Trust board of directors must consider in good faith any changes to the merger agreement proposed in writing by Carolina Financial, and must have determined that the superior proposal would continue to constitute a superior proposal if such revisions were to be given effect. If material revisions to an acquisition proposal would have an impact, influence or other effect on Carolina Trust’s board of directors’ decision or discussion with respect to whether such proposal constitutes a superior proposal, Carolina Trust’s board of directors must deliver to Carolina Financial a new written notice and again comply with the procedures set forth in this paragraph, except that the five business day period described above becomes a three business day period.

Efforts to Obtain Required Shareholder Approval

Carolina Trust has agreed to hold its special meeting, as soon as reasonably practicable, for the purposes of seeking the required approval of its shareholders related to the merger agreement and the merger and, unless the board of directors of Carolina Trust has changed its recommendation

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as permitted by the merger agreement, to use its commercially reasonable efforts to solicit the requisite shareholder approval for such proposals.

Efforts to Complete the Transactions

Carolina Financial and Carolina Trust have each agreed to, among other things, take, or cause to be taken, all appropriate actions, and do, or cause to be done, all things necessary, proper or advisable under the merger agreement and any applicable law to consummate and make effective the merger and the other transactions contemplated by the merger agreement as soon as reasonably practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings, and to obtain as promptly as reasonably practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any governmental entity or other third party in order to consummate the merger or any of the other transactions contemplated by the merger agreement.

Other Covenants and Agreements

The merger agreement contains certain other covenants and agreements, including, among others, the following covenants:

•	each party will hold and treat in confidence all information received from the other party in connection with the merger agreement or the merger;

•	except as specifically provided in the merger agreement, all employees of Carolina Trust or any Carolina Trust subsidiary immediately before the effective time of the merger will automatically become employees of Carolina Financial and its subsidiaries as of the effective time, shall be employed at the will of Carolina Financial, and will be eligible to participate in each of Carolina Financial’s employee benefit plans with full credit for prior service with Carolina Trust solely for the purposes of eligibility and vesting, except that such service will also be credited for purposes of calculating benefits under Carolina Financial’s standard severance policy; provided, that no contractual right to employment shall inure to such employees because of the merger agreement, except as otherwise expressly set forth therein;

•	Carolina Trust will cooperate with Carolina Financial in its efforts to cause certain Carolina Trust employees identified by Carolina Financial to enter into retention or stay bonus agreements prior to the effective time of the merger;

•	each party will give prompt written notice to the other party of any change or event (i) having or reasonably likely to have a material adverse effect on such party, or (ii) that such party believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained in the merger agreement;

•	each party will keep the other party reasonably informed with respect to the defense or settlement of any securityholder action against it or its directors or officers relating to the merger or other transactions contemplated by the merger agreement, will give the other party opportunity to consult with it regarding the defense or settlement of any such securityholder action, and will not settle any such action without the other party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed);

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•	whether or not the merger is consummated, except as otherwise expressly provided in the merger agreement, all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be borne by the party incurring such expenses; and

•	neither party will issue or cause the publication of, or permit any of its subsidiaries or agents to issue or cause the publication of, any press release or other public announcement with respect to the transactions contemplated by the merger agreement without the prior consent of the other party (which consent will not be unreasonably withheld), provided that either party may, without the prior written consent of the other party (but after prior consultation with the other party to the extent practicable under the circumstances) issue or cause the publication of any press release or other announcement, after consultation with outside legal counsel, to the extent required by law or NASDAQ rules or regulations.

Conditions to Completion of the Transaction

The obligations of Carolina Financial and Carolina Trust to consummate the transactions are subject to the satisfaction of the following conditions:

•	the approval of the merger agreement by holders of a majority of the outstanding shares of Carolina Trust common stock;

•	the authorization for listing on NASDAQ of the Carolina Financial common stock to be issued pursuant to the merger, subject to official notice of issuance;

•	the declaration by the SEC of the effectiveness of the registration statement of which this proxy statement/prospectus forms a part, which registration statement must not be subject to any stop order or proceedings initiated or threatened by the SEC for such purpose;

•	the absence of any order, injunction or decree issued by any court or agency of competent jurisdiction, or any other legal restraint or prohibition, preventing consummation of the merger or any other transaction contemplated by the merger agreement, and the absence of any law, regulation, order or decree prohibiting or making illegal the consummation of the merger;

•	the receipt and effectiveness of all required regulatory approvals, the expiration of all statutory notice and waiting periods in respect of such regulatory approval, and the absence of any condition or restriction in connection with any such regulatory approval that would have a material adverse effect on the surviving corporation; and

•	the receipt of an opinion from Carolina Financial’s legal counsel to the effect that on the basis of the facts, representations, and assumptions set forth in such opinion, (i) the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and (ii) Carolina Financial and Carolina Trust will each be a party to that reorganization within the meaning of Section 368(b) of the Code.

In addition, the obligations of Carolina Trust to effect the merger are subject to satisfaction or waiver of the following additional conditions:

•	(i) the representations and warranties of Carolina Financial (other than certain representations related to Carolina Financial’s authorization and adoption of the merger

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agreement, enforceability of the merger agreement against Carolina Financial, Carolina Financial’s organization and good standing, Carolina Financial’s capital stock, and the absence of certain changes or events), without giving effect to any limitation as to “materiality” or “material adverse effect” contained therein, being true and correct as of the date of the merger agreement and as of the effective time of the merger as though made on and as of the effective time (except that representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date must be true and correct as of such date), except where the failure of such representations and warranties to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Carolina Financial, and (ii) certain representations and warranties related to Carolina Financial’s authorization and adoption of the merger agreement, enforceability of the merger agreement against Carolina Financial, Carolina Financial’s organization and good standing, Carolina Financial’s capital stock, and the absence of certain changes or events being true and correct as of the date of the merger agreement and as of the effective time of the merger as though made on and as of the effective time (except that representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date must be true and correct as of such date) in all material respects;

•	Carolina Financial having performed in all material respects all of the obligations required to be performed by it under the merger agreement at or prior to the effective time of the merger;

•	Carolina Financial having delivered to Carolina Trust a certificate, dated as of the closing date, executed on behalf of Carolina Financial by its chief executive officer or chief financial officer certifying as to the satisfaction of the conditions described in the preceding two paragraphs;

•	Carolina Financial having delivered a certificate, dated as of the closing date, of the Secretary of Carolina Financial and CresCom Bank certifying all organizational documents of Carolina Financial and CresCom Bank, including, among other things, the incumbency of its directors, its certificate of incorporation, and its bylaws along with all required certificates of existence and good standing;

•	Carolina Financial having executed and delivered an agreement with the exchange agent obligating Carolina Financial to deliver the merger consideration and cash in an aggregate amount sufficient for payment in lieu of fractional shares of Carolina Financial common stock to the exchange agent within five business days of the effective time; and

•	the absence of any change, state of facts, event, development or effect since March 31, 2019 that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Carolina Financial.

In addition, the obligations of Carolina Financial to effect the merger are subject to satisfaction or waiver of the following additional conditions:

•	(i) the representations and warranties of Carolina Trust (other than certain representations related to Carolina Trust’s authorization and adoption of the merger agreement, enforceability of the merger agreement against Carolina Trust, Carolina Trust’s organization and good standing, Carolina Trust’s capital stock, and the absence of

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certain changes or events), without giving effect to any limitation as to “materiality” or “material adverse effect” contained therein, being true and correct as of the date of the merger agreement and as of the effective time of the merger as though made on and as of the effective time (except that representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date must be true and correct as of such date), except where the failure of such representations and warranties to be so true and correct does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Carolina Trust, and (ii) certain representations and warranties related to Carolina Trust’s authorization and adoption of the merger agreement, enforceability of the merger agreement against Carolina Trust, Carolina Trust’s organization and good standing, Carolina Trust’s capital stock, and the absence of certain changes or events being true and correct as of the date of the merger agreement and as of the effective time of the merger as though made on and as of the effective time (except that representations and warranties that by their terms speak specifically as of the date of the merger agreement or another date must be true and correct as of such date) in all material respects;

•	Carolina Trust having performed in all material respects all of the obligations required to be performed by it under the merger agreement at or prior to the closing;

•	Carolina Trust having delivered to Carolina Financial a certificate, dated as of the closing date, executed on behalf of Carolina Trust by its chief executive officer or chief financial officer certifying as to the satisfaction of the conditions described in the preceding two paragraphs;

•	Carolina Trust having delivered a certificate, dated as of the closing date, of the secretary of Carolina Trust and Carolina Trust Bank certifying all organizational documents of Carolina Trust and Carolina Trust Bank, including, among other things, the incumbency of its directors, its articles of incorporation, and its bylaws along with all required certificates of existence and good standing;

•	Carolina Trust’s delivery of fully executed claims letters, and the employment agreement executed by Jerry L. Ocheltree with CresCom Bank remaining in full force and effect; and

•	the absence of any change, state of facts, event, development or effect since March 31, 2019 that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Carolina Trust.

Governance of the Combined Company Following the Completion of the Transaction

Carolina Financial has agreed to take all requisite action, effective as of the effective time of the merger, to cause the Carolina Financial board of directors to consist of 14 directors, which will include: (i)  the then-current 13 members of the Carolina Financial board of directors, and (ii) Johnathan L. Rhyne, Jr., the current chairman of the Carolina Trust board of directors. The parties have agreed that the board of directors of Carolina Financial (or the appropriate committee thereof) will also cause Mr. Rhyne to be nominated for election at the next annual meeting of stockholders of Carolina Financial at which his class is nominated for re-election.

As of the effective time of the merger of the parties’ respective subsidiary banks, Carolina Financial has agreed that CresCom Bank will take all requisite action, effective as of the effective time of such merger, to cause the CresCom Bank board of directors to consist of 20 directors, which

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will include: (i) the then-current 19 members of the CresCom Bank board of directors, and (ii) Mr. Rhyne. The CresCom Bank board of directors (or the appropriate committee thereof) will cause Mr. Rhyne to be nominated for re-election at the next annual meeting of the shareholder of CresCom Bank.

As of the effective time of the merger (and, with respect to positions with CresCom Bank, effective as of the effective time of the bank merger), (i) Jerold L. Rexroad will continue as a director and as Chief Executive Officer and President of Carolina Financial and as Executive Chairman of CresCom Bank, (ii) David L. Morrow will continue as a director and as Executive Vice President of Carolina Financial and Chief Executive Officer of CresCom Bank, (iii) M.J. Huggins, III will continue as President of CresCom Bank and Executive Vice President and Secretary of Carolina Financial, (iv) William A. Gehman, III will continue as Executive Vice President and Chief Financial Officer of Carolina Financial and CresCom Bank, (v) Jerry L. Ocheltree will become and serve as CresCom Bank’s President of North Carolina Commercial Banking, (vi) the non-employee directors of Carolina Trust who are not appointed to the board of Carolina Financial will be named to an advisory board of CresCom Bank. The biographies of Messrs. Rexroad, Morrow, Gehman, Huggins and Carolina Financial’s current directors are included in Carolina Financial’s definitive Proxy Statement on Schedule 14A for its 2019 annual meeting of stockholders, filed March 22, 2019 with the SEC, and are incorporated herein by reference. The biographies of Mr. Ocheltree and Carolina Trust’s current directors are included in Carolina Trust’s definitive Proxy Statement on Schedule 14A for its 2019 annual meeting of shareholders, filed April 11, 2019 with the SEC, and are incorporated herein by reference.

Indemnification and Insurance

Carolina Financial will indemnify, defend, and hold harmless, and provide advancement of reasonable expenses to each of the current or former directors or officers of Carolina Trust or its subsidiaries against all liabilities arising out of actions or omissions arising out of their service or services as directors, officers, employees, or agents of Carolina Trust or its subsidiaries, occurring at or prior to the effective time of the merger to the fullest extent permitted by law and by Carolina Trust’s governing documents.

For a period of six years following the effective time of the merger, Carolina Financial will purchase (or will direct Carolina Trust to purchase) policies of directors’ and officers’ liability insurance and fiduciary liability insurance for acts or omissions occurring prior to the effective time of the merger by such directors and officers currently covered by Carolina Trust’s similar policies. However, after the effective time of the merger, Carolina Financial will not be required to pay annual premiums for insurance coverages in excess of 300% of the annual premium paid by Carolina Trust prior to the date of the merger agreement (referred to as the “maximum amount”) in respect of the coverages required to be obtained, but in such case will purchase the greatest coverage available for a cost not exceeding the maximum amount.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Carolina Financial pursuant to the provisions discussed above, Carolina Financial has been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Amendment, Waiver, and Termination

The merger agreement may be amended by the parties at any time before or after the receipt of the Carolina Trust shareholder approval by action taken or authorized by the parties’ respective

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boards of directors. After receipt of any such approval, no amendment will be made which by law or in accordance with the rules of any relevant stock exchange requires further approval by the Carolina Trust shareholders without such further shareholder approval. The merger agreement may not be amended except by an instrument in writing signed on behalf of Carolina Financial and Carolina Trust.

Prior to or at the effective time of the merger, either Carolina Trust or Carolina Financial may waive any default in the performance of any term of the merger agreement by the other party, may waive or extend the time for the fulfillment by the other party of any of its obligations under the merger agreement, and may waive any of the conditions precedent to the obligations of such party under the merger agreement, except any condition that, if not satisfied, would result in the violation of an applicable law.

The merger agreement may be terminated, and the merger abandoned, at any time prior to its effective time, by mutual consent of the boards of directors of Carolina Trust and Carolina Financial. In addition, the merger agreement may be terminated, and the merger abandoned, prior to the effective time of the merger by either Carolina Trust or Carolina Financial if:

•	the other party breaches any representation or warranty in the merger agreement which cannot be or is not cured within 30 days of notice of such breach; provided, that such breach is reasonably likely, in the opinion of the non-breaching party, to permit such party to refuse to consummate the transactions contemplated by the merger agreement;

•

any regulatory authority whose approval is required for consummation of the merger makes a final non-appealable decision not to approve the merger; any final law or order permanently restrains, enjoins, or otherwise prohibits consummation of the merger; or Carolina Trust shareholders fail to approve the merger agreement at the Carolina Trust special meeting; or

•	the merger has not been consummated by February 28, 2020.

Carolina Financial may terminate the merger prior to the approval by the requisite vote of the Carolina Trust shareholders if:

•	the board of directors of Carolina Trust, following receipt of a superior proposal, withdraws, qualifies, or modifies, or proposes publicly to withdraw, qualify or modify, in a manner adverse to Carolina Financial, its recommendation that the Carolina Trust shareholders approve the merger agreement, or approves or recommends, or proposes publicly to approve or recommend an acquisition proposal by any other person;

•	the board of directors of Carolina Trust fails to reaffirm its recommendation that the Carolina Trust shareholders approve the merger agreement within 10 business days after Carolina Financial requests such reaffirmation at any time following the public announcement of an acquisition proposal by any other person; or

•	Carolina Trust fails to comply in all material aspects with Section 7.1 (Shareholder Approval) or 7.3 (Other Offers, etc.) of the merger agreement regarding obtaining shareholder approval for the merger agreement and solicitation of other offers for an acquisition of Carolina Trust.

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In this event, Carolina Trust must pay Carolina Financial a termination fee of $4,712,000.

Carolina Trust can also terminate the merger agreement if Carolina Trust’s shareholders do not approve the merger agreement at the Carolina Trust special meeting, and prior to the Carolina Trust special meeting, Carolina Trust received a superior proposal which did not result from a breach of its non-solicitation obligations under the merger agreement, and Carolina Trust’s board of directors determines to enter into a definitive agreement for such proposal upon termination of the merger agreement and enters into such agreement concurrently with its termination of the merger agreement. In this event, Carolina Trust must pay a $4,712,000 termination fee to Carolina Financial.

In addition, if (i) an acquisition proposal with respect to Carolina Trust is communicated to the shareholders, senior management, or board of directors of Carolina Trust or any person publicly announces an intention to make an acquisition proposal with respect to Carolina Trust after the date of the merger agreement, (ii) the merger agreement is then terminated due to a failure to obtain the Carolina Trust shareholder vote, a material breach of the merger agreement by Carolina Trust, or failure to close the merger by February 28, 2020, and (iii) within one year after the termination of the merger agreement, Carolina Trust consummates an acquisition transaction or enters into an acquisition agreement, then it must pay the $4,712,000 termination fee to Carolina Financial.

Governing Law

The merger agreement is governed by the laws of South Carolina.

No Third Party Beneficiaries

While the merger agreement is not intended to confer upon you or any other person other than Carolina Financial and Carolina Trust any rights or remedies, it provides limited exceptions for (i) Carolina Trust’s and its subsidiaries’ directors and officers to continue to have indemnification and liability insurance coverage after the completion of the merger, and (ii) holders of Carolina Trust common stock after the effective time of the merger and any holder of an award granted under a Carolina Trust stock plan to properly convert their shares of common stock and awards pursuant to the merger agreement.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AND OPINION OF TAX COUNSEL

Subject to the limitations, assumptions, and qualifications described herein, in the opinion of Nelson Mullins Riley & Scarborough, LLP, the following discussion summarizes the anticipated material U.S. federal income tax consequences of the merger generally applicable to “U.S. holders” (as defined below) of Carolina Trust common stock that exchange their shares in the merger. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as in effect on the date of this discussion and all of which are subject to change (possibly with retroactive effect) and differing interpretations. This discussion does not address any state, local, or foreign tax consequences or any U.S. federal tax consequences other than those pertaining to the U.S. federal income tax. The tax opinion of Nelson Mullins is filed as Exhibit 8.1 to the registration statement on Form S-4, of which this document is a part.

This summary is limited to U.S. holders (as defined below) that hold their shares of Carolina Trust common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Furthermore, this discussion does not address all of the tax consequences that may be relevant to a particular Carolina Trust shareholder or to Carolina Trust shareholders that are subject to special rules under U.S. federal income tax laws, such as shareholders that are not U.S. holders; financial institutions; insurance companies; mutual funds; tax-exempt organizations; S corporations or other pass-through entities (or investors in such entities); regulated investment companies; real estate investment trusts; dealers in securities or currencies; persons subject to the alternative minimum tax provisions of the Code; former citizens or residents of the United States; persons whose functional currency is not the U.S. dollar; traders in securities that elect to use a mark-to-market method of accounting; persons that own more than 5% of the outstanding common stock of Carolina Trust; persons that hold Carolina Trust common stock as part of a straddle, hedge, constructive sale, or conversion transaction; and U.S. holders that acquired their shares of Carolina Trust common stock through the exercise of an employee stock option or otherwise as compensation.

For purposes of this section, the term “U.S. holder” means a beneficial owner of Carolina Trust common stock that for United States federal income tax purposes is a citizen or resident of the United States; a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; an estate that is subject to U.S. federal income tax on its income regardless of its source; a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court; or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If any entity or arrangement that is treated as a partnership for U.S. federal income tax purposes holds Carolina Trust common stock, the tax treatment of an owner of the entity generally will depend on the status of the owners and the activities of the entity. Entities taxable as partnerships and their owners should consult their tax advisers about the tax consequences of the merger to them.

Holders of Carolina Trust common stock are urged to consult with their own tax advisors as to the tax consequences of the merger in their particular circumstances, including the applicability and effect of the alternative minimum tax, any state, local, foreign, and other tax laws, and any changes in those laws.

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The Merger

The merger is intended to constitute a “reorganization” within the meaning of Section 368(a) of the Code. Carolina Financial and Carolina Trust have received an opinion from Nelson Mullins, which served as outside legal counsel to Carolina Financial on the merger, stating that, subject to the qualifications, assumptions and limitations stated in such opinion, the merger will qualify as a reorganization within the meaning of Section 368(a) of the Code. The foregoing opinion is filed as Exhibit 8.1 to the registration statement on Form S-4 of which this proxy statement/prospectus forms a part. Additionally, consummation of the merger is conditioned upon Carolina Financial and Carolina Trust receiving a written tax opinion, dated the closing date of the merger, from Carolina Financial’s outside legal counsel to the effect that, based upon facts, representations, and assumptions set forth in such opinion, (i) the merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and (ii) Carolina Financial and Carolina Trust will each be a party to that reorganization within the meaning of Section 368(b) of the Code. An opinion of counsel represents the counsel’s best legal judgment and is not binding on the IRS or any court, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any such opinion. In addition, if any of the representations or assumptions upon which the opinion is based are inconsistent with the actual facts, the U.S. federal income tax consequences of the merger could be adversely affected. Accordingly, each Carolina Trust shareholder should consult its tax advisor with respect to the particular tax consequences of the merger to such holder.

Consequences to Carolina Financial and Carolina Trust

Each of Carolina Financial and Carolina Trust will be a party to the reorganization within the meaning of Section 368(b) of the Code, and neither Carolina Financial nor Carolina Trust will recognize any gain or loss as a result of the merger. Carolina Financial will have the same adjusted tax basis in the assets of Carolina Trust acquired in the merger as Carolina Trust had in such assets immediately prior to the merger, and the holding period of Carolina Financial in such assets will include the period during which the assets were held by Carolina Trust.

Consequences to Shareholders

The tax consequences to U.S. holders of Carolina Trust common stock depend on the consideration received in exchange for their Carolina Trust common stock. Thus, the U.S. federal income tax consequences to a U.S. holder will not be ascertainable with certainty until the U.S. holder knows the precise number of shares of Carolina Financial common stock and the amount of any cash (including cash received in lieu of fractional shares of Carolina Financial common stock) that the holder will receive in exchange for Carolina Trust common stock in the merger.

Exchange Solely for Carolina Financial Common Stock – No gain or loss will be recognized by U.S. holders who exchange all of their Carolina Trust common stock solely for Carolina Financial common stock pursuant to the merger, except in respect of cash received in lieu of any fractional share of Carolina Financial common stock (as discussed below).

Exchange Solely for Cash – Subject to the discussion below regarding dividend recharacterization, U.S. holders who exchange all of their shares of Carolina Trust common stock solely for cash will generally recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis in the shares of Carolina Trust common stock surrendered. Such gain or loss must be calculated separately for each identifiable block of shares surrendered in the exchange, and a loss realized on the exchange of one block of shares may not

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be used to offset a gain realized on the exchange of another block of shares. Any recognized gain or loss generally will be long-term capital gain or loss for any Carolina Trust shares the U.S. holder has held for more than one year as of the date of the merger.

Exchange for Carolina Financial Common Stock and Cash – For a U.S. holder who exchanges shares of Carolina Trust common stock for a combination of Carolina Financial common stock and cash, the U.S. holder generally will recognize gain (but not loss) in an amount equal to the lesser of: (i) the amount of cash received in exchange for the Carolina Trust common stock in the merger (excluding any cash received in lieu of fractional shares of Carolina Financial common stock), and (ii) the excess, if any, of (a) the sum of the amount of cash received in exchange for Carolina Trust common stock in the merger (excluding any cash received in lieu of fractional shares of Carolina Financial common stock) plus the fair market value (determined when the merger occurs) of Carolina Financial common stock (including the fair market value of any fractional share) received in the merger, over (b) the U.S. holder’s adjusted income tax basis in the Carolina Trust common stock exchanged. For this purpose, gain or loss must be calculated separately for each identifiable block of shares surrendered in the exchange, and the shares of Carolina Financial common stock received generally will be allocated pro rata to each such block of stock. A loss realized on one block of shares may not be used to offset a gain realized on another block of shares. Any recognized gain generally will be long-term capital gain for shares of Carolina Trust common stock the U.S. holder has held for more than one year as of the date of the merger. If, however, the cash received has the effect of the distribution of a dividend, the gain would be treated as a dividend to the extent of the Carolina Trust shareholder’s ratable share of Carolina Financial’s accumulated earnings and profits as calculated for federal income tax purposes. See “—Potential Recharacterization of Gain as a Dividend” below.

Fractional Shares – A U.S. holder who receives cash in lieu of a fractional share of Carolina Financial common stock generally will be treated as having received such fractional share pursuant to the merger and then as having received cash in redemption of the fractional share. Except as described under “—Potential Recharacterization of Gain as a Dividend” below, taxable gain or, in certain cases, loss generally will be recognized based on the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s aggregate adjusted tax basis of the shares of Carolina Trust common stock surrendered allocable to the fractional share.

Basis and Holding Period in Carolina Financial Shares – The aggregate tax basis of the shares of Carolina Financial common stock received by a U.S. holder of Carolina Trust common stock in the merger (including any fractional share of Carolina Financial common stock deemed to be received in the merger) will be the same as the basis of the shares of Carolina Trust common stock for which they are exchanged, minus the amount of cash received in exchange for such Carolina Trust common stock (excluding any cash received in lieu of a fractional share of Carolina Financial common stock), plus the amount of gain, if any, recognized in the merger (excluding any gain or loss recognized upon the deemed receipt and exchange of a fractional share of Carolina Financial common stock).

The holding period of Carolina Financial common stock received in exchange for shares of Carolina Trust common stock will include the holding period of the shares of Carolina Trust common stock for which it is exchanged. U.S. holders should consult their own tax advisors with regard to identifying the bases or holding periods of the particular shares of Carolina Financial common stock received in the merger.

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Taxation of Capital Gains and Losses - Except as described under “—Potential Recharacterization of Gain as a Dividend” below, any gain or loss that U.S. holders of Carolina Trust common stock recognize in connection with the merger generally will constitute capital gain or loss and will be long-term capital gain or loss if such U.S. holders have held (or are treated as having held) their Carolina Trust common stock for more than one year as of the date of the merger. For noncorporate U.S. holders, long-term capital gains generally will be taxed at a maximum U.S. federal income tax rate of 20% under current law, subject to the discussion below regarding the Medicare contribution tax on unearned income. The deductibility of capital losses is subject to limitations.

Potential Recharacterization of Gain as a Dividend - All or part of the gain that a particular U.S. holder of Carolina Trust common stock recognizes could be treated as dividend income rather than capital gain if such U.S. holder is a significant shareholder of Carolina Financial. This could happen, for example, because of ownership of additional shares of Carolina Financial common stock by such holder, ownership of shares of Carolina Financial common stock by a person related to such holder, or a share repurchase by Carolina Financial from other holders of Carolina Financial common stock. The IRS has indicated in rulings that any reduction in the interest of a minority shareholder who owns a small number of shares in a publicly and widely held corporation and who exercises no control over corporate affairs would result in capital gain as opposed to dividend treatment. If a U.S. holder’s proceeds from the merger are treated in whole or part as being a dividend, the U.S. holder might be limited in how much, if any, of the basis in the relinquished Carolina Trust stock can be used to reduce the amount of taxable income recognized from such proceeds. Because the possibility of dividend treatment depends primarily upon the particular circumstances of a holder of Carolina Trust common stock, including the application of certain constructive ownership rules under Section 318 of the Code (as described below), holders of Carolina Trust common stock should consult their own tax advisors regarding the potential tax consequences of the merger and any possible dividend treatment to them.

Constructive Ownership - In applying the constructive ownership provisions of Section 318 of the Code, a holder of Carolina Trust stock may be deemed to own stock that is owned directly or indirectly by other persons, such as certain family members and trusts, corporations, partnerships, or other entities in which the holder holds an interest. Because the constructive ownership provisions are complex, holders of Carolina Trust common stock should consult their own tax advisors as to the applicability of these provisions.

Medicare Contribution Tax – An unearned income Medicare contribution tax of 3.8% could apply to some to all of the gain and any of the proceeds taxable as a dividend that a noncorporate U.S. holder recognizes in the merger, depending on the U.S. holder’s level of modified adjusted gross income (or adjusted gross income in the case of a trust or estate) and the other provisions of Section 1411 of the Code. The unearned income Medicare contribution tax applies to “net investment income” of a U.S. holder, which may include capital gains or dividends recognized by U.S. holders of Carolina Trust common stock as a result of the merger. Holders of Carolina Trust common stock should consult their individual tax advisors regarding the potential applicability of the unearned income Medicare contribution tax.

Information Reporting - A U.S. holder of Carolina Trust common stock who receives Carolina Financial common stock as a result of the merger will be required to retain records pertaining to the merger. If a U.S. holder of Carolina Trust common stock (i) is required to file a U.S. federal income tax return, (ii) is a “significant holder” and (iii) receives Carolina Financial common stock in the merger, the U.S. holder will be required to file a statement with such U.S. holder’s U.S. federal income tax return for the year of the merger in accordance with U.S. Treasury regulations

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Section 1.368-3. Such statement must set forth (i) the name and employer identification number of each of Carolina Trust and Carolina Financial, (ii) the date of the merger, and (iii) the fair market value and such holder’s basis in all of the Carolina Trust common stock surrendered in the merger. A “significant holder” is a holder of Carolina Trust common stock owning, immediately before the merger, (i) at least 5% of the outstanding stock of Carolina Trust or (ii) securities of Carolina Trust with a basis for federal income tax purposes of at least $1 million.

Backup Withholding - A noncorporate U.S. holder may be subject to backup withholding at a rate of 24% on proceeds, if any, received in connection with the merger (other than Carolina Financial common stock). Backup withholding will not apply, however, to a U.S. holder who provides the holder’s taxpayer identification number (“TIN”), certifies that such number is correct (or properly certifies that it is awaiting a TIN) and that the U.S. holder is not subject to backup withholding for failure to report interest and dividends, and otherwise complies with the applicable requirements of the backup withholding rules. A U.S. holder who does not furnish a required TIN or who does not otherwise establish a basis for an exemption from backup withholding also may be subject to a penalty imposed by the IRS. Each U.S. holder should complete and sign the IRS Form W-9 (or Substitute Form W-9) included as part of the transmittal materials to be provided by the exchange agent, so as to provide the information and certification necessary to avoid backup withholding.

If backup withholding applies to a U.S. holder, 24% of any cash payments to the U.S. holder will be required to be withheld. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the U.S. holder, provided that the required information is provided to the IRS in a timely manner. If backup withholding results in an overpayment of tax, a U.S. holder may obtain a refund by filing a U.S. federal income tax return with the IRS in a timely manner.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO A U.S. HOLDER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO OR A DISCUSSION OF ANY OTHER TYPE OF TAXES. CAROLINA TRUST SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF NON-U.S., FEDERAL, STATE, LOCAL, AND OTHER APPLICABLE TAX LAWS, AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

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Accounting Treatment

The merger will be accounted for under the acquisition method of accounting within generally accepted accounting principles. Under the acquisition method of accounting, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of Carolina Trust as of the effective date of the merger will be recorded at their respective fair values and added to those of Carolina Financial. Any excess of purchase price over the fair values of assets acquired and liabilities assumed will be recorded as goodwill. Financial statements of Carolina Financial issued after the merger will reflect these fair values and will not be restated retroactively to reflect the historical financial position or results of operations of Carolina Trust before the effective date of the merger.

COMPARATIVE RIGHTS OF CAROLINA FINANCIAL STOCKHOLDERS AND CAROLINA TRUST SHAREHOLDERS

At the effective time of the merger, holders of Carolina Trust common stock who receive Carolina Financial common stock as merger consideration will become holders of Carolina Financial common stock. The following is a summary of the material differences between the rights of holders of Carolina Financial common stock and the rights of holders of Carolina Trust common stock. Since Carolina Financial is organized under the laws of the State of Delaware and Carolina Trust is organized under the laws of the State of North Carolina, differences in the rights of holders of Carolina Financial common stock and those of holders of Carolina Trust common stock arise from differing provisions of the Delaware General Corporation Law (“DGCL”) and the North Carolina Business Corporation Act (“NCBCA”), in addition to differing provisions of their respective certificate or articles of incorporation and bylaws.

This summary does not purport to be a complete description of the provisions affecting and differences between the rights of Carolina Financial stockholders and Carolina Trust shareholders. The identification of specific provisions or differences is not meant to indicate that other equally or more significant differences do not exist. Shareholders of Carolina Trust are referred to the DGCL and the NCBCA and to the governing corporate documents of Carolina Financial and Carolina Trust.

Authorized Capital Stock

Carolina Financial

Carolina Financial is authorized to issue 51,000,000 shares of capital stock, consisting of 1,000,000 shares of preferred stock, par value $0.01 per share, of which no shares were issued and outstanding as of July 31, 2019, and 50,000,000 shares of common stock, par value $0.01 per share, of which 22,284,981 shares were issued and outstanding as of July 31, 2019. Carolina Financial’s stockholders do not have preemptive rights. All of the issued and outstanding shares of common stock of Carolina Financial are duly and validly issued and outstanding and are fully paid and non-assessable.

Carolina Trust

Carolina Trust is authorized to issue (a) 20,000,000 shares of common stock, par value $2.50 per share, of which 9,301,575 shares were issued and outstanding as of July 15, 2019 and of which 119,545 shares were reserved for issuance pursuant to outstanding Carolina Trust options as of July 15, 2019, and (b) 1,000,000 shares of preferred stock, of which no shares were issued and

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outstanding as of July 15, 2019. Carolina Trust’s shareholders do not have preemptive rights. All of the issued and outstanding shares of common stock of Carolina Trust are duly and validly issued and outstanding and are fully paid and non-assessable.

Limitation on Voting Power

Carolina Financial

Carolina Financial’s restated certificate of incorporation states that any record owner of Carolina Financial common stock who owns, directly or indirectly, more than 10% of the then-outstanding shares of Carolina Financial common stock (the “Limit”) shall not be entitled or permitted to vote in respect of the shares held in excess of the Limit.

Carolina Trust

Carolina Trust’s articles of incorporation do not place any limitation on the voting power of holders of Carolina Trust’s common stock.

Size of Board of Directors

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directorships (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the board for adoption). Carolina Financial’s board of directors is currently comprised of 13 persons, and following the merger, the board of directors will be comprised of 14 persons.

Carolina Trust

Carolina Trust’s bylaws provide that the number of directors of Carolina Trust is that number fixed from time to time by resolution adopted by a majority of the board of directors, but in no event shall the number be less than 5 nor more than 30. Carolina Trust’s board of is currently comprised of eight directors.

Classification of Directors

Carolina Financial

Carolina Financial’s restated certificate of incorporation divides the board of directors into three classes with staggered terms so that the terms of only approximately one-third of the board members expire at each annual meeting. Each director serves for a three-year term ending on the date of the third annual meeting following the meeting at which such director was elected with each director to hold office until his or her successor shall have been duly elected and qualified.

Carolina Trust

Carolina Trust’s bylaws provide that directors will be elected annually at the annual meeting of shareholders.

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Election of Directors

Carolina Financial

Carolina Financial’s bylaws provide that all elections of directors shall be determined by a plurality of the votes cast at each annual meeting, with the nominees receiving the highest number of votes being elected as directors.

Carolina Trust

Carolina Trust’s directors are elected by a plurality of vote of the shareholders. The nominees receiving the highest number of votes are elected as directors.

Removal of Directors

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that, subject to the rights of the holders of any series of preferred stock then outstanding, any director or the entire board of directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors (after giving effect to the voting limit described above), voting together as a single class.

Carolina Trust

Carolina Trust’s bylaws provide that a director may be removed from office at any time with or without cause by either (i) a two-thirds vote of all the directors or (ii) a vote of shareholders whenever the number of votes cast in favor of removal of the director exceeds the number of votes cast against such removal. A director may not be removed by the shareholders at a meeting unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director.

Filling Vacancies on the Board of Directors

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that, subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires.

Carolina Trust

Carolina Trust’s bylaws provide that a vacancy in the board created by an increase in the authorized number of directors may be filled only by election at an annual meeting of shareholders or at a special meeting of shareholders called for that purpose. Other vacancies may be filled

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by a vote of the majority of the remaining directors, even though less than a quorum, or by the sole remaining director. Carolina Trust’s shareholders may elect a director at any time to fill any vacancy not filled by the directors. In the event of the resignation of a director to take effect at a future date, either the board or the shareholders, at any time after such resignation is tendered, may elect a successor to take office as of the effective date of such resignation. The term of any director elected to fill a vacancy expires at the next shareholders’ meeting at which directors are elected. At any meeting of shareholders, the shareholders may authorize up to two additional directorships, which may be left unfilled by shareholders at such meeting to be filled in the discretion of the directors during the interval between shareholders’ meetings.

Nomination of Director Candidates

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that advance notice of stockholder nominations for the election of directors shall be given in the manner as provided in the bylaws.

Carolina Financial’s bylaws provide that nominations of persons for election to the board of directors may be made at a meeting of stockholders at which directors are to be elected only: (i) by or at the direction of the board of directors or; (ii) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the bylaws. Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive offices of the corporation not less than 90 days prior to the date of the meeting; provided, however, that in the event that less than 100 days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice must set forth: (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving notice of (x) the name and address, as they appear on the corporation’s books, of such stockholder and (y) the number of shares of the corporation’s capital stock that are beneficially owned by such stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with advance notice provisions. The officer of the corporation or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with such provisions and, if he or she should so determine, he or she shall declare to the meeting and the defective nomination shall be disregarded.

Carolina Trust

Carolina Trust’s bylaws provide that shareholders may make nominations of directors if such nominations are made in writing and delivered to Carolina Trust at its main office no later than

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45 calendar days prior to the date that notice of the previous year’s annual meeting was mailed to shareholders. Each such notice of nomination must set forth: (a) the name and address of the shareholder who intends to make the nomination; (b) a representation that such shareholder is a holder of record of Carolina Trust shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) as to each person to be nominated (i) such person’s name and address, employment history for the past five years, affiliations, if any, with Carolina Trust and other corporations, the number of shares of Carolina Trust that are owned of record or beneficially by such person and information concerning any transactions in such shares within the prior 60 days, whether such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the past five years and the details thereof, whether such person has been a party to any proceeding or subject to any judgment, decree, or final order with respect to violations of federal or state securities laws within the past five years and the details thereof, and the details of any contract, arrangement, understanding or relationships with any person with respect to any Carolina Trust securities; (ii) such person’s written consent to being named as a nominee and to serving as a director if elected; and (iii) a description of all arrangements or understanding between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.

Shareholder Action Without Meeting

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that stockholder action by written consent in lieu of a meeting is permitted only if such consent is unanimous.

Carolina Trust

Under the NCBCA, shareholders of public corporations are permitted to take action by unanimous written consent in lieu of a meeting. Such consents must ordinarily be in written form, but may be in electronic form and delivered by electronic means to the extent the corporation has agreed to such form and procedure. The written consents must describe the action taken and must be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

Calling Meetings of Shareholders

Carolina Financial

Carolina Financial’s restated certificate of incorporation and bylaws provide that, subject to the rights of the holders of any class or series of preferred stock of the corporation, special meetings of stockholders of the corporation may be called only by the board of directors pursuant to a resolution adopted by a majority of the full board.

Carolina Trust

Carolina Trust’s bylaws permit a special meeting of the shareholders to be called at any time by Carolina Trust’s president, its chairman, its secretary, or its board of directors.

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Indemnification of Directors, Executive Officers, and Employees

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that Carolina Financial shall indemnify and hold harmless, to the fullest extent provided by the DGCL, all directors and officers of the corporation and any person who, at the corporation’s request, is or was serving as director, officer, employee, or agent of another corporation or entity, against all expense, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection with such indemnitee’s service in the foregoing capacity, provided that the corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the board of directors of the corporation. The foregoing right to indemnification includes the right to an “advancement of expenses;” provided, however, that if the indemnitee is a director or officer of the corporation, he or she shall deliver an undertaking to the corporation to repay all amounts so advanced if it is ultimately determined by final adjudication that such indemnitee is not entitled to indemnification. The corporation may, as authorized by the board of directors, grant the rights to indemnification and to the advancement of expenses to any employee or agent of the corporation.

Carolina Trust

Carolina Trust’s articles of incorporation provide that Carolina Trust will indemnify and hold harmless to the fullest extent permitted by law any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed civil, criminal, administrative, investigative, or arbitrative action, suit, or proceeding and any appeal thereof (and any inquiry or investigation that could lead to such action, suit, or proceeding) by reason of the fact that such person is or was a director, officer, employee, or agent of Carolina Trust, or is or was serving at the request of Carolina Trust as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or as trustee of administrator under an employee benefit plan. This indemnification applies against all liability and expense incurred by such person in connection with the action, suit, or proceeding, including legal fees, judgments, fines, excise taxes, and settlement payments. To the extent permitted by law, Carolina Trust will pay an indemnified person’s expenses in advance of the final disposition of the action, suit, or proceeding.

Limitation of Liability for Directors

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that a director of Carolina Financial shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL for unlawful distributions, or (iv) for any transaction from which the director derived an improper personal benefit.

Carolina Trust

Carolina Trust’s articles of incorporation provide that no individual serving as a director of Carolina Trust will be personally liable in an action for money damages for breach of such person’s duty as a director. This limitation of liability does not apply to (1) acts or omissions not

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made in good faith that the director at the time of breach knew or believed were in conflict with Carolina Trust’s best interests, (2) any liability for unlawful distributions, (3) any transaction from which the director derived an improper personal benefit, or (4) acts or omissions as to which the elimination of personal liability for directors would be inconsistent with North Carolina banking law or the business of banking.

Amendment to Certificate or Articles of Incorporation

Carolina Financial

The DGCL provides that a Delaware corporation’s certificate of incorporation generally may be amended only upon approval by (i) a majority of the outstanding stock entitled to vote on the amendment, and (ii) a majority of the outstanding stock of each class entitled to vote on the amendment as a class. Carolina Financial’s restated certificate of incorporation also provides that the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (after giving effect to the provisions of voting limit described above), voting together as a single class, shall be required to amend or repeal Article Twelfth (amendment of the certificate of incorporation), Section C of Article Fourth (voting limit), Sections C or D of Article Fifth (stockholder meetings), Article Sixth (directors), Article Seventh (amendment of the bylaws), Article Eighth (business combinations with interested stockholders), or Article Tenth (indemnification).

Carolina Trust

Carolina Trust’s articles of incorporation may be amended in accordance with the provisions of the NCBCA. With limited exceptions, Carolina Trust’s articles of incorporation may only be amended upon (1) adoption of the proposed amendment by the board of directors and (2) approval of the proposed amendment by shareholders entitled to vote thereon at a duly convened meeting of shareholders. Generally, for such amendment to be approved, the votes cast by shareholders approving the amendment must exceed the votes cast against the amendment. However, if an amendment to Carolina Trust’s articles would create appraisal rights under Chapter 13 of the NCBCA, then, for such amendment to be approved, a majority of the votes entitled to be cast on the amendment must approve the amendment. An example of an amendment that would create appraisal rights is an amendment that reduces the number of shares of a class or series owned by a shareholder to a fraction of a share if the corporation has an obligation or right to repurchase the fractional share so created.

Amendment to Bylaws

Carolina Financial

Carolina Financial’s restated certificate of incorporation provides that the board of directors shall have the concurrent power with the stockholders to adopt, amend, or repeal the bylaws of Carolina Financial. The board of directors may amend the bylaws upon the affirmative vote of a majority of the directors of the full board. The stockholders may amend the bylaws only upon the affirmative vote of the holders of at least 80% of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (after giving effect to the provisions of voting limit described above), voting together as a single class, in addition to any vote of the holders of any class or series of stock of the corporation required by law or otherwise under the restated certificate of incorporation.

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Carolina Trust

Carolina Trust’s bylaws provide that the bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the directors then holding office at any regular or special board meeting. The Carolina Trust board does not have power to adopt a bylaw: (a) requiring more than a majority of the voting shares for a quorum at a shareholders’ meeting or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; or (b) providing for the management of the company other than by Carolina Trust’s board or executive committee. The shareholders may make, alter, amend or repeal Carolina Trust’s bylaws at any annual meeting or at a special meeting called for such purpose, and bylaws adopted by the board of directors may be altered or repealed by the shareholders. No bylaw adopted or amended by the shareholders may be altered or repealed by the Carolina Trust board, unless specific authority to do so is provided to the board by the shareholders.

Control Share Acquisition Provisions

Carolina Financial

The DGCL does not contain a control share acquisition statute.

Carolina Trust

The North Carolina Control Share Acquisition Act, in general, provides that shares of voting stock of a corporation (to which the Act applies) acquired in a “control share acquisition,” or Control Shares, will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the outstanding shares of the corporation entitled to vote in the election of directors, excluding shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by any officer or director who is also an employee of the corporation. “Control Shares” are defined as shares of a corporation that are acquired by any person and which, when added to any other shares already owned by that person, would entitle that person (except for the application of the Act) to voting power in the election of directors equal to or greater than (1) one-fifth of all voting power, (2) one-third of all voting power, or (3) a majority of all voting power. “Control share acquisition” means the acquisition by any person of beneficial ownership of Control Shares with certain exceptions, including an acquisition pursuant to certain agreements of merger or consolidation to which the corporation is a party, and purchases of shares directly from the corporation. The Control Share Acquisition Act applies to Carolina Trust.

Business Combinations

Carolina Financial

Carolina Financial’s restated certificate of incorporation requires the affirmative vote of the holders of at least 80% of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a separate class, to approve certain business combinations involving an interested stockholder, except in the case of any business combination that does not involve any cash or other consideration being received by the stockholders of Carolina Financial solely in their capacity as stockholders of Carolina Financial, where the business combination has been approved by a majority of the disinterested directors, or in the case of any other business combination, where the business combination has been approved

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by a majority of the disinterested directors or certain conditions with respect to the consideration to be received by some or all of Carolina Financial’s stockholders are satisfied.

Carolina Trust

Under the NCBCA, unless a North Carolina corporation’s articles of incorporation, a bylaw adopted by its shareholders, or its board of directors requires a greater vote, for a merger or statutory share exchange to be approved, the plan of merger or share exchange must be approved by each voting group entitled to vote separately on the plan by a majority of all the votes entitled to be cast on the plan by that voting group. Carolina Trust’s articles of incorporation and bylaws do not contain heightened vote requirements for mergers and statutory share exchanges, and, therefore, the default rules under the NCBCA apply to Carolina Trust.

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NO APPRAISAL OR DISSENTERS’ RIGHTS

Appraisal or dissenters’ rights are rights that, if available under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Under North Carolina law, the holders of Carolina Trust common stock are not entitled to appraisal rights or dissenters’ rights in connection with the merger.

LEGAL MATTERS

The validity of the shares of Carolina Financial common stock to be issued pursuant to the merger will be passed upon by Nelson Mullins Riley & Scarborough LLP, 104 S. Main Street, Suite 900, Greenville, South Carolina 29601. The material U.S. federal income tax consequences relating to the merger will be passed upon for Carolina Financial and Carolina Trust by Nelson Mullins.

EXPERTS

Carolina Financial

The consolidated financial statements of Carolina Financial as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 appearing in Carolina Financial’s Annual Report on Form 10-K for the year ended December 31, 2018, and the effectiveness of Carolina Financial’s internal control over financial reporting as of December 31, 2018, have been incorporated by reference herein and in the registration statement in reliance upon the reports of Elliott Davis, LLC, an independent registered public accounting firm, which reports have been incorporated by reference herein. Such consolidated financial statements have been so incorporated in reliance on the reports of such firm given upon their authority as experts in auditing and accounting.

Carolina Trust

The consolidated financial statements of Carolina Trust as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, have been audited Dixon Hughes Goodman LLP, an independent registered public accounting firm, as set forth in their report appearing in the Carolina Trust Annual Report on Form 10-K, and incorporated in this proxy statement/prospectus by reference. Such consolidated financial statements have been so incorporated in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

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CAROLINA TRUST SHAREHOLDER PROPOSALS

Carolina Trust’s bylaws provide that for a shareholder to bring business before a meeting of shareholders, the shareholder must give timely notice in writing to Carolina Trust’s corporate secretary. To be timely for consideration at the annual meeting of shareholders, a shareholder’s notice must be received at Carolina Trust’s principal office on or before February 26, 2020. For the proposal to be considered for inclusion in the proxy statement for the annual meeting of shareholders, the notice must be received at Carolina Trust’s principal office on or before December 13, 2020 and the proposing shareholder must satisfy the qualification requirements of the rules adopted pursuant to the Exchange Act, as amended. Notice of actions to be brought before a meeting by a record shareholder of Carolina Trust must set forth as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting; (ii) the name and address of each shareholder proposing such business as they appear on the company’s books; (iii) the number of shares of Carolina Trust that are owned of record and beneficially by such shareholder; and (iv) any material interest of such shareholder in such business other than his or her interest as a shareholder of Carolina Trust. In the event Carolina Trust holds a 2020 annual meeting and it does not fall within 30 days of the anniversary of Carolina Trust’s 2019 annual meeting, shareholder proposals must be submitted a reasonable time before Carolina Trust begins to print and mail its proxy materials.

OTHER MATTERS PRESENTED AT THE MEETING

The Carolina Trust board of directors does not intend to present for consideration at the special meeting any business other than the items stated in the “Notice of Special Meeting of Shareholders” and does not know of any matters that will be presented for consideration at the Carolina Trust special meeting, other than as described in this proxy statement/prospectus. If any other matters come before the Carolina Trust special meeting or any adjournment or postponement thereof and are voted upon, the proposed proxy will be deemed to confer authority to the individuals named as authorized therein to vote the shares represented by the proxy and the persons named in the enclosed proxy and acting thereunder will vote in accordance with their discretion on such matters. In accordance with North Carolina law, only business within the purposes described in the special meeting notice may be conducted at the special meeting.

Householding matters

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. This means that only one copy of the proxy materials may have been sent to multiple shareholders in your household. On written or oral request to Carolina Trust’s proxy solicitor, Regan & Associates, at 505 Eighth Avenue, Suite 800, New York, New York 10018, or toll free at (800) 737-3426, Carolina Trust will deliver promptly a separate copy of this document to a shareholder at a shared address to which a single copy of the document was delivered.

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Assistance

If you have any questions concerning the merger or this proxy statement/prospectus, would like additional copies of this proxy statement/prospectus, or need help voting your shares of Carolina Trust common stock, please contact:

Carolina Trust BancShares, Inc.

901 East Main Street

Lincolnton, North Carolina 28092

(704) 735-1104

Attention: Edwin E. Laws

Executive Vice President and Chief Financial Officer

Shareholders of Carolina Trust may also obtain more information about the merger and the proxy materials by contacting Regan & Associates, Inc., Carolina Trust’s proxy solicitor, at 505 Eighth Avenue, Suite 800, New York, New York 10018, or toll free at (800) 737-3426.

INFORMATION ABOUT CAROLINA FINANCIAL

Financial and other information about Carolina Financial is set forth on Carolina Financial’s Form 10-K for the year ended December 31, 2018, and Form 10-Q for the quarter ended June 30, 2019, which are incorporated herein by reference.

INFORMATION ABOUT CAROLINA TRUST

Financial and other information about Carolina Trust is set forth on Carolina Trust’s Form 10-K for the year ended December 31, 2018, and Form 10-Q for the quarter ended June 30, 2019, which are incorporated herein by reference.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The following documents filed by Carolina Financial or Carolina Trust, as applicable, with the SEC are incorporated by reference into this proxy statement/prospectus. You should carefully read and consider all of these documents before making an investment decision. Copies of all of any part of the registration statement, including the documents incorporated by reference or the exhibits may be obtained over the internet at the SEC’s website at http://www.sec.gov. Such filings are also available free of charge at Carolina Financial’s website at http://www.haveanicebank.com or from Carolina Trust’s website at http://www.carolinatrust.com.

(a) The description of Carolina Financial’s common stock in Carolina Financial’s Form S-3 filed on December 23, 2016, including any amendments or reports filed for the purpose of updating the description.

(b) Carolina Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on March 1, 2019, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed on May 10, 2019, and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed on August 9, 2019.

(c) Carolina Financial’s Definitive Proxy Statement on Schedule 14A for its 2019 annual meeting of stockholders, filed on March 22, 2019.

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(d) Carolina Financial’s Current Reports on Form 8-K filed July 25, 2019, July 18, 2019, July 15, 2019, April 26, 2019, April 24, 2019, and January 24, 2019 (other than those portions of the documents deemed to be furnished and not filed).

(e) The description of Carolina Trust’s common stock, which is contained in Carolina Trust’s Form S-1 Registration Statement filed on April 6, 2018, including any amendments or reports filed for the purpose of updating such description.

(f) Carolina Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on March 28, 2019, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed on May 14, 2019 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed on August 13, 2019.

(g) Carolina Trust’s Definitive Proxy Statement on Schedule 14A for its 2019 annual meeting of shareholders, filed on April 11, 2019.

(h) Carolina Trust’s Current Reports on Form 8-K or Form 8-K/A filed September 11, 2019, July 18, 2019, May 24, 2019, March 22, 2019, March 19, 2019, January 23, 2019, and January 7, 2019 (other than those portions of the documents deemed to be furnished and not filed).

Carolina Financial also incorporates by reference all documents that it may file with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, after the date of this proxy statement/prospectus and prior to the date of the Carolina Trust special meeting (except, with respect to each of the foregoing, for portions of such reports which are deemed to be furnished and not filed). Such documents are considered to be a part of this proxy statement/prospectus, effective as of the date such documents are filed.

In addition, Carolina Trust incorporates by reference any future filings it makes with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement/prospectus and prior to the date of the Carolina Trust special meeting (except, with respect to each of the foregoing, for portions of such reports which are deemed to be furnished and not filed). Such documents are considered to be a part of this proxy statement/prospectus, effective as of the date such documents are filed.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT OF CAROLINA TRUST

The following table shows how many shares of common stock in Carolina Trust are owned by the directors, the named executive officers, owners of more than 5% of the outstanding common stock, and all directors and executive officers as a group as of October 9, 2019. Unless otherwise indicated, the mailing address for each beneficial owner is care of Carolina Trust BancShares, Inc., 901 East Main Street, Lincolnton, NC 28092.

Name (position) and Address	Shares currently owned(1)		Percent of shares owned(2)
Bryan Elliott Beal (director) Lincolnton, NC	15,528		*
Rose B. Cummings (director) Clover, SC	5,774		*
Scott C. Davis (director) Lincolnton, NC	38,884		*
Edwin E. Laws (EVP and Chief Financial Officer) Statesville, NC	5,575		*
Jerry L. Ocheltree (President, CEO and director) Hickory, NC	77,078		*
Richard M. Rager (EVP and Chief Credit Officer) Cramerton, NC	20,871		*
Johnathan L. Rhyne, Jr. (director and Chairman) Gastonia, NC	162,415	(3)	1.74%
Frederick P. Spach, Jr. (director) Gastonia, NC	11,742		*
Jim R. Watson (director) Lincolnton, NC	27,761		*
Directors, nominees, and executive officers as a group (9 persons)	365,628		3.90%

AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105	910,846	(4)	9.79%

Brian Pratt 2100 McKinney Ave, #1550 Dallas, Texas 75201	698,307	(5)	7.50%

The Banc Funds Company, L.L.C. 20 North Wacker Drive, Suite 3300 Chicago, Illinois 60606	551,294	(6)	5.92%

*	Owns less than one percent of the outstanding shares of common stock.

(1)	For each director and executive officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of October 9, 2019, upon the exercise of stock options held by the named individual: Beal – 1,187 shares; Davis – 1,810 shares; Ocheltree – 44,166 shares; Rager – 13,166 shares; Rhyne – 4,161 shares; Spach – 1,066 shares; and all directors and executive officers as a group – 65,556 shares. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following shares of common stock for which the individual indicates that the holder shares voting and/or investment power: Davis – 732 shares; Spach – 2,187 shares; Watson – 20,284 shares; and all directors, nominees and executive officers as a group – 23,203 shares.

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(2)	The ownership percentage of each individual is calculated based on the total of 9,305,214 shares of common stock issued and outstanding at October 9, 2019 plus the number of shares that can be issued to that individual within 60 days of October 9, 2019, upon the exercise of stock options held by the individual. The ownership percentage of the group is based on the total shares outstanding plus the number of shares that can be issued to the entire group within 60 days of October 9, 2019, upon the exercise of all stock options held by the group.

(3)	Reported ownership for Mr. Rhyne includes 41,928 shares that are pledged under a margin loan.

(4)	Share ownership is based on a Form 13F holdings report and associated Information Table filed by AllianceBernstein L.P. with the SEC on August 14, 2019.

(5)	Share ownership is based on a Schedule 13G/A filed by Mr. Pratt with the Securities and Exchange Commission, or SEC, on June 4, 2019. The shares are owned jointly with Mr. Pratt’s spouse, Barbara Pratt.

(6)	Share ownership is based on a Form 13F holdings report and associated Information Table filed by Banc Funds Co LLC with the SEC on August 12, 2019.

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 Annex A

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

By And Between

CAROLINA FINANCIAL CORPORATION

and

CAROLINA TRUST BANCSHARES, INC.

Dated as of

July 15, 2019

TABLE OF CONTENTS

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Agreement”) dated as of July 15, 2019, is by and between Carolina Financial Corporation, a Delaware corporation (“Carolina Financial”), and Carolina Trust BancShares, Inc., a North Carolina corporation (“Carolina Trust”). Except as otherwise set forth herein, capitalized and certain other terms used herein shall have the meanings set forth in Section 10.1 of this Agreement.

RECITALS

WHEREAS, the respective Boards of Directors of Carolina Financial and Carolina Trust have determined that it is in the best interests of their respective companies and shareholders for Carolina Financial to acquire Carolina Trust pursuant to the terms of this Agreement and have unanimously approved the merger of Carolina Trust with and into Carolina Financial, with Carolina Financial being the surviving entity (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement, whereby the issued and outstanding shares of Carolina Trust Common Stock will be converted into the right to receive the Merger Consideration from Carolina Financial;

WHEREAS, the Board of Directors of Carolina Financial has adopted this Agreement, duly authorized the Merger and the other transactions contemplated hereby;

WHEREAS, the Board of Directors of Carolina Trust has adopted this Agreement, duly authorized the Merger and the other transactions contemplated hereby, and resolved to recommend that Carolina Trust’s shareholders approve this Agreement and the transactions contemplated hereby, including the Merger;

WHEREAS, it is intended that, immediately following the Merger, or as soon as is practicable thereafter, Carolina Trust Bank, a North Carolina bank and wholly-owned subsidiary of Carolina Trust, will be merged with and into CresCom Bank, a South Carolina banking corporation and wholly-owned subsidiary of Carolina Financial, so that CresCom Bank is the surviving bank;

WHEREAS, for federal income Tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, Carolina Financial and Carolina Trust desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, and other good and valuable consideration and the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:

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Article 1
TRANSACTIONS AND TERMS OF MERGER

1.1	Merger.

Subject to the terms and conditions of this Agreement, at the Effective Time, Carolina Trust shall be merged with and into Carolina Financial pursuant to and with the effect provided in Section 252 of the DGCL and Sections 55-11-01, 55-11-06, and 55-11-07 of the NCBCA, and Carolina Financial shall be the Surviving Corporation resulting from the Merger and shall continue to be governed by the Laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Carolina Trust shall cease. The Merger shall be consummated pursuant to the terms of this Agreement, which has been approved and adopted by the respective Boards of Directors of Carolina Financial and Carolina Trust.

1.2	Time and Place of Closing.

The closing of the transactions contemplated hereby (the “Closing”) will take place at 12:01 A.M. Eastern Time on the date that the Effective Time occurs (the “Effective Date”), or at such other time as the Parties, acting through their authorized officers, may mutually agree. The Closing shall be held at such location as may be mutually agreed upon by the Parties and may be effected by electronic or other transmission of signature pages, as mutually agreed upon.

1.3	Effective Time.

The Merger shall be consummated by filing a Certificate of Merger reflecting the Merger with the Delaware Secretary of State (the “Certificate of Merger”) and Articles of Merger reflecting the Merger with the Office of the Secretary of State of the State of North Carolina (the “Articles of Merger”). The Merger shall become effective (the “Effective Time”) when the Certificate of Merger and Articles of Merger have been filed or at such later time as may be mutually agreed upon by Carolina Financial and Carolina Trust and specified in the Certificate of Merger and Articles of Merger. Subject to the terms and conditions hereof, unless otherwise mutually agreed upon in writing by the authorized officers of each Party, the Parties shall use their reasonable efforts to cause the Effective Time to occur within 10 business days after the last of the following dates to occur: (i) the effective date (including expiration of any applicable waiting period) of the last required Consent of any Regulatory Authority having authority over and approving or exempting the Merger and (ii) the date on which the shareholders of Carolina Trust approve this Agreement.

1.4	Tax Treatment of the Merger.

It is intended by the Parties that the Merger constitute a “reorganization” within the meaning of Section 368(a) of the Code. The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). All of the Parties agree to cooperate and use their best efforts in order to qualify the transactions contemplated herein as a reorganization under Section 368(a)(1)(A) of the Code, to not take any action that could reasonably be expected to cause the Merger to fail to so qualify, and to report the Merger for federal, state and any local income Tax purposes in a manner consistent with such characterization.

1.5	Restructure of Transaction.

Carolina Financial shall have the right to revise the structure of the Merger contemplated by this Agreement by merging Carolina Trust with and into a wholly-owned subsidiary of Carolina

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Financial, provided, that no such revision to the structure of the Merger (i) shall result in any changes in the amount or type of the consideration which the holders of shares of Carolina Trust Common Stock are entitled to receive under this Agreement, (ii) would unreasonably impede or delay consummation of the Merger, or (iii) imposes any less favorable terms or conditions on Carolina Trust or Carolina Trust Bank. In such event, Carolina Financial will give written notice to Carolina Trust in the manner provided in Section 10.8, which notice shall be in the form of an amendment to this Agreement, in the form of a proposed amendment to this Agreement, or in the form of an Amended and Restated Agreement and Plan of Merger and Reorganization, and the addition of such other exhibits hereto as are reasonably necessary or appropriate to effect such change.

1.6	Bank Merger; Directors and Officers of the Surviving Bank.

(a)          Concurrently with or as soon as practicable after the execution and delivery of this Agreement, CresCom Bank and Carolina Trust Bank shall enter into the Bank Agreement and Plan of Merger, in the form attached hereto as Exhibit A (the “Bank Agreement and Plan of Merger”), with such changes thereto as Carolina Financial and Carolina Trust mutually agree to, pursuant to which Carolina Trust Bank will merge with and into CresCom Bank (the “Bank Merger”), with CresCom Bank as the surviving institution (the “Surviving Bank”). The Parties intend that the Bank Merger will become effective immediately following the Effective Time.

(b)          The Bank Agreement and Plan of Merger shall provide that the Articles of Incorporation and Bylaws of the Surviving Bank shall be the Articles of Incorporation and Bylaws of CresCom Bank as in effect immediately prior to the Bank Merger until otherwise duly amended or repealed.

(c)          The Bank Agreement and Plan of Merger shall provide that the directors of the Surviving Bank shall be the directors of CresCom Bank serving immediately prior to the Bank Merger from and after the effective time of the Bank Merger, in accordance with the Surviving Bank’s Bylaws, until the earlier of their resignation or removal or otherwise ceasing to be a director. Prior to the Effective Time, Carolina Financial and CresCom Bank shall take all action necessary to appoint Johnathan L. Rhyne, Jr. as a director on the Board of Directors of the Surviving Bank, to be effective immediately following the effective time of the Bank Merger; provided, however, that, if prior to the Effective Time, Mr. Rhyne should die or should be unable or unwilling to serve as a director of the Surviving Bank, then Carolina Financial shall select, following consultation with Carolina Trust, a substitute member of Carolina Trust’s Board of Directors to be appointed to the Board of Directors of the Surviving Bank pursuant to this Section 1.6(c). It is anticipated that the directors of Carolina Trust Bank in office immediately prior to the effective time of the Bank Merger, other than Mr. Rhyne and Jerry L. Ocheltree, shall serve as the Surviving Bank’s Charlotte Area Advisory Board and shall be entitled to receive a fee of $500.00 for each advisory board meeting attended. The Surviving Bank’s Charlotte Area Advisory Board shall meet no less than six times per year in each of the first two years subsequent to the Effective Time.

(d)          The Bank Agreement and Plan of Merger shall provide that the officers of the Surviving Bank shall be the officers of CresCom Bank serving immediately prior to the Bank Merger, together with such additional persons as may hereafter be appointed, from and after the effective time of the Bank Merger in accordance with the Surviving Bank’s Bylaws, until the earlier of their resignation or removal or otherwise ceasing to be an officer. Concurrently with or as soon as practicable after the execution and delivery of this Agreement, Mr. Ocheltree shall enter into an employment agreement in the form attached hereto as Exhibit G, which shall become effective only upon the Effective Time.

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Article 2
TERMS OF MERGER

2.1	Articles of Incorporation.

The Certificate of Incorporation of Carolina Financial in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until otherwise duly amended or repealed.

2.2	Bylaws.

The Bylaws of Carolina Financial in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until otherwise duly amended or repealed.

2.3	Directors and Officers.

The directors of Carolina Financial in office immediately prior to the Effective Time, together with such additional persons as may thereafter be elected, shall serve as the directors of the Surviving Corporation from and after the Effective Time in accordance with the Surviving Corporation’s Bylaws, until the earlier of their resignation or removal or otherwise ceasing to be a director. Prior to the Effective Time, Carolina Financial shall take all action necessary to appoint Johnathan L. Rhyne, Jr. as a Class III director on the Board of Directors of the Surviving Corporation, to be effective as of 12:01 a.m. on the next business day following the Effective Time, and to cause Mr. Rhyne to be nominated as a board nominee for election by the stockholders to the Board of Directors of the Surviving Corporation at the next annual meeting of stockholders of the Surviving Corporation at which Class III directors are nominated for re-election; provided, however, that, if prior to the Effective Time, Mr. Rhyne should die or should be unable or unwilling to serve as a director of the Surviving Corporation, then Carolina Financial shall select, following consultation with Carolina Trust, a substitute member of Carolina Trust’s Board of Directors to be appointed to the Board of Directors of the Surviving Corporation pursuant to this Section 2.3. The officers of Carolina Financial in office immediately prior to the Effective Time, together with such additional persons as may hereafter be appointed, shall serve as the officers of the Surviving Corporation from and after the Effective Time in accordance with the Surviving Corporation’s Bylaws, until the earlier of their resignation or removal or otherwise ceasing to be an officer.

Article 3
MANNER OF CONVERTING SHARES

3.1	Effect on Carolina Trust Common Stock.

(a)          At the Effective Time, in each case subject to Sections 3.1(b), 3.1(c) and 3.1(d), by virtue of the Merger and without any action on the part of the Parties, each share of Carolina Trust Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Extinguished Shares) shall be converted into the right to receive one of the following:

(i)	cash in the amount of $10.57 (the “Cash Consideration”), less any applicable withholding Taxes;

(ii)	a number of duly authorized, validly issued, fully paid and nonassessable shares of Carolina Financial Common Stock equal to the Exchange Ratio (the “Stock Consideration”); or

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(iii)	a combination of the Cash Consideration and Stock Consideration in such proportions as requested by a Carolina Trust shareholder, to the extent available after the proration of the total Merger Consideration to 10% Cash Consideration and 90% Stock Consideration (the “Mixed Consideration”) (items (i), (ii), or (iii) referred to herein individually as the “Per Share Purchase Price” and collectively as the “Merger Consideration”).

The “Exchange Ratio” shall be 0.3000 share of Carolina Financial Common Stock per one share of Carolina Trust Common Stock.

(b)          At the Effective Time, all shares of Carolina Trust Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of Carolina Trust Common Stock (the “Certificates”) and each non-certificated share of Carolina Trust Common Stock (the “Carolina Trust Book-Entry Shares”) shall thereafter represent only the right to receive the Merger Consideration and applicable payments as set forth in Section 3.1(a) and Section 3.7.

(c)          If, prior to the Effective Time, the outstanding shares of Carolina Trust Common Stock, Carolina Trust Options, or the outstanding shares of Carolina Financial Common Stock or any rights with respect to Carolina Financial Common Stock pursuant to stock options or other equity-based awards granted by Carolina Financial under the Carolina Financial Corporation 2013 Equity Incentive Plan (the “Carolina Financial Awards”) shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, then an appropriate and proportionate adjustment shall be made to the Stock Consideration. For the avoidance of doubt, Carolina Financial shall have the right to grant additional Carolina Financial Awards prior to the Effective Date under the Carolina Financial Corporation 2013 Equity Incentive Plan without triggering an adjustment to the Stock Consideration under this Section 3.1(c).

(d)          Each share of Carolina Trust Common Stock issued and outstanding immediately prior to the Effective Time and owned by either of the Parties or their respective Subsidiaries (in each case other than shares of Carolina Trust Common Stock held on behalf of third parties or as a result of debts previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be cancelled and retired without payment of any consideration therefor, and shall cease to exist (the “Extinguished Shares”).

3.2	Election and Proration Procedures.

(a)          Unless different timing is agreed to by Carolina Financial and Carolina Trust, as soon as reasonably practicable after the Effective Time, but in any event no more than ten days after the Effective Time, an election form (an “Election Form”), together with the transmittal materials described in Section 3.3 below, shall be mailed to each holder of Carolina Trust Common Stock of record at the Effective Time by the exchange agent selected by Carolina Financial and reasonably acceptable to Carolina Trust (the “Exchange Agent”). Carolina Trust shall provide (or use reasonable efforts to cause its registrar and transfer agent to provide) all information reasonably necessary for the Exchange Agent to perform its obligations as specified herein.

(b)          Subject to the provisions of this Article 3 (including, without limitation, Sections 3.2(d) and (e)), each Election Form shall entitle the holder of Carolina Trust Common

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Stock (or the beneficial owner through appropriate and customary documentation and instructions) to elect to receive (i) the Cash Consideration for all of such holder’s shares (a “Cash Election”), (ii) the Stock Consideration for all of such holder’s shares (a “Stock Election”), (iii) the Mixed Consideration for all of such holder’s shares (a “Mixed Election”), or (iv) make no election (a “Non-Election”).  Holders of record of Carolina Trust Common Stock who hold such shares as nominees, trustees or in other representative capacity (a “Holder Representative”) may submit multiple Election Forms, provided that such Holder Representative certifies that each such Election Form covers all of the shares of Carolina Trust Common Stock held by that Holder Representative for a particular beneficial owner.  The shares of Carolina Trust Common Stock as to which a Cash Election has been made (including pursuant to a Mixed Election) are referred to herein as “Cash Election Shares” and the aggregate number thereof is referred to as the “Cash Election Number.”  The shares of Carolina Trust Common Stock as to which a Stock Election has been made (including pursuant to a Mixed Election) are referred to herein as “Stock Election Shares” and the aggregate number thereof is referred to herein as the “Stock Election Number.”  Shares of Carolina Trust Common Stock as to which no election has been made (or as to which an Election Form is not properly completed or returned in a timely fashion) are referred to as “Non-Election Shares.”

(c)          To be effective, a properly completed Election Form must be received by the Exchange Agent on or before 4:00 p.m., local time on such date as the Parties may mutually agree (the “Election Deadline”), which, in no event, shall be later than 45 calendar days following the Effective Time.  An election shall have been properly made only if the Exchange Agent shall have actually received a properly completed Election Form by the Election Deadline.  With respect to any holder that owns one or more shares of Carolina Trust Common Stock in certificate form, an Election Form shall be deemed properly completed only if accompanied by all Certificates representing all shares of Carolina Trust Common Stock covered by such Election Form, or the guaranteed delivery of such Certificates (or customary affidavits and, if required by the Carolina Financial, indemnification regarding the loss or destruction of such Certificates), together with duly completed transmittal materials.  For the holders of Carolina Trust Common Stock who make a Non-Election, subject to Section 3.2(e), the Exchange Agent shall have the authority to determine the type of consideration constituting the Per Share Purchase Price to be exchanged for the Non-Election Shares. Any Carolina Trust shareholder may at any time prior to, but not after, the Election Deadline change such shareholder’s election by written notice received by the Exchange Agent prior to the Election Deadline accompanied by a properly completed and signed revised Election Form.  Any Carolina Trust shareholder may, at any time prior to the Election Deadline, revoke such shareholder’s election by written notice received by the Exchange Agent prior to the Election Deadline or by withdrawal prior to the Election Deadline of such shareholder’s Certificates, or of the guarantee of delivery of such Certificates.  All elections shall be revoked automatically if the Exchange Agent is notified in writing by either party that this Agreement has been terminated pursuant to the applicable Section of Article 9 of this Agreement.  If a Carolina Trust shareholder either (i) does not submit a properly completed Election Form by the Election Deadline, or (ii) revokes such shareholder’s Election Form prior to the Election Deadline but does not submit a new properly executed Election Form prior to the Election Deadline, the shares of Carolina Trust Common Stock held by such Carolina Trust shareholder shall be designated as Non-Election Shares.  Subject to the terms of this Agreement and the Election Form, the Exchange Agent shall have reasonable discretion to determine whether any election, revocation or change has been properly made and to disregard immaterial defects in any Election Form, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive.

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(d)          The number of shares of Carolina Trust Common Stock to be converted into the right to receive the Cash Consideration shall be equal as nearly as possible to 10% of the number of shares of Carolina Trust Common Stock outstanding immediately prior to the Effective Time (the “Aggregate Cash Limit”) and the number of shares of Carolina Trust Common Stock to be converted into the right to receive the Stock Consideration shall be equal as nearly as possible to 90% of the number of shares of Carolina Trust Common Stock outstanding immediately prior to the Effective Time (the “Aggregate Stock Limit”).

(e)          Within seven business days after the Election Deadline, Carolina Financial shall cause the Exchange Agent to effect the allocation among holders of Carolina Trust Common Stock of rights to receive the Per Share Purchase Price and to distribute such as follows:

(i)          if the Cash Election Number exceeds the Aggregate Cash Limit, then all Stock Election Shares and all Non-Election Shares shall be converted into the right to receive the Stock Consideration, and each Cash Election Share shall be converted into the right to receive (A) the Cash Consideration in respect of that number of Cash Election Shares equal to the product obtained by multiplying (1) the number of Cash Election Shares held by such holder by (2) a fraction, the numerator of which is the Aggregate Cash Limit and the denominator of which is the Cash Election Number, and (B) the Stock Consideration for those Cash Election Shares which were not converted into the right to receive Cash Consideration as a result of the Cash Election Number exceeding the Aggregate Cash Limit;

(ii)          if the Stock Election Number exceeds the Aggregate Stock Limit, then all Cash Election Shares and all Non-Election Shares shall be converted into the right to receive the Cash Consideration, and each Stock Election Share shall be converted into the right to receive (A) the Stock Consideration in respect of that number of Stock Election Shares equal to the product obtained by multiplying (1) the number of Stock Election Shares held by such holder by (2) a fraction, the numerator of which is the Aggregate Stock Limit and the denominator of which is the Stock Election Number, and (B) the Cash Consideration for those Stock Election Shares which were not converted into the right to receive Stock Election Shares as a result of the Stock Election Number exceeding the Aggregate Stock Limit; and

(iii)          if the Cash Election Number and the Stock Election Number do not exceed the Aggregate Cash Limit and the Aggregate Stock Limit, respectively, then (i) all Cash Election Shares shall be converted into the right to receive the Cash Consideration, (ii) all Stock Election Shares shall be converted into the right to receive the Stock Consideration, and (iii) all Non-Election Shares shall be converted into the right to receive the Cash Consideration and/or the Stock Consideration such that the aggregate number of shares of Carolina Trust Common Stock entitled to receive the Cash Consideration is equal to the Aggregate Cash Limit and the aggregate number of shares of Carolina Trust Common Stock entitled to receive the Stock Consideration is equal to the Aggregate Stock Limit.

3.3	Exchange Procedures.

(a)          Promptly after the Effective Time, Carolina Financial shall deposit with the Exchange Agent, for exchange in accordance with this Section 3.3, the Merger Consideration and cash in an aggregate amount sufficient for payment in lieu of fractional shares of Carolina Financial Common Stock to which holders of Carolina Trust Common Stock may be entitled pursuant to Section 3.7 (collectively, the “Exchange Fund”). In the event the cash in the

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Exchange Fund shall be insufficient to fully satisfy all of the payment obligations to be made by the Exchange Agent hereunder (including pursuant to Section 3.7), Carolina Financial shall promptly make available to the Exchange Agent the amounts so required to satisfy such payment obligations in full. The Exchange Agent shall deliver the Merger Consideration and cash in lieu of any fractional shares of Carolina Financial Common Stock out of the Exchange Fund. Except as contemplated by this Section 3.3 and Section 3.7, the Exchange Fund will not be used for any other purpose.

(b)          Unless different timing is agreed to by Carolina Financial and Carolina Trust, as soon as reasonably practicable after the Effective Time, but in any event no more than ten days after the Effective Time, Carolina Financial shall cause the Exchange Agent to mail to the former shareholders of Carolina Trust appropriate transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or other instruments theretofore representing shares of Carolina Trust Common Stock (it being understood that any reference hereinafter to “Certificate” shall be deemed to include reference to “Carolina Trust Book Entry Shares”) shall pass, only upon proper delivery of such Certificates or other instruments to the Exchange Agent). In the event of a transfer of ownership of shares of Carolina Trust Common Stock represented by one or more Certificates that are not registered in the transfer records of Carolina Trust, the Per Share Purchase Price payable for such shares as provided in Section 3.1(a) and Section 3.2 may be issued to a transferee if the Certificate or Certificates representing such shares are delivered to the Exchange Agent, accompanied by all documents required to evidence such transfer and by evidence reasonably satisfactory to the Exchange Agent that such transfer is proper and that any applicable stock transfer Taxes have been paid. In the event any Certificate representing Carolina Trust Common Stock shall have been lost, mutilated, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen, mutilated, or destroyed and, if requested by Carolina Financial, the posting by such person of a bond in such amount as Carolina Financial may reasonably direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, mutilated, stolen, or destroyed Certificate the Per Share Purchase Price as provided for in Section 3.1(a) and Section 3.2. The Exchange Agent may establish such other reasonable and customary rules and procedures in connection with its duties as it may deem appropriate. Carolina Financial shall pay all charges and expenses, including those of the Exchange Agent, in connection with the distribution of the Per Share Purchase Price. Carolina Financial or the Exchange Agent will maintain a book entry list of the Merger Consideration to which each former holder of Carolina Trust Common Stock is entitled. The Stock Consideration into which Carolina Trust Common Stock has been converted shall be issued in uncertificated form.

(c)          Unless different timing is agreed to by Carolina Financial and Carolina Trust, after the Effective Time, each holder of shares of Carolina Trust Common Stock (other than Extinguished Shares) issued and outstanding at the Effective Time shall surrender the Certificate or Certificates representing such shares to the Exchange Agent and shall promptly upon surrender thereof receive in exchange therefor the consideration provided in Sections 3.1(a), 3.2, and 3.7, without interest, pursuant to this Section 3.3. The Certificate or Certificates of Carolina Trust Common Stock so surrendered shall be duly endorsed as the Exchange Agent may reasonably require. Carolina Financial shall not be obligated to deliver the Per Share Purchase Price to which any former holder of Carolina Trust Common Stock is entitled as a result of the Merger until such holder surrenders such holder’s Certificate or Certificates (or affidavit of loss in lieu thereof as provided in Section 3.3(b)) for exchange as provided in this Section 3.3. Similarly, no dividends or other distributions in respect of the Carolina Financial Common Stock shall be paid to any holder of any unsurrendered Certificate or Certificates until such Certificate or Certificates (or affidavit of

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loss in lieu thereof as provided in Section 3.3(b)) are surrendered for exchange as provided in this Section 3.3. Any other provision of this Agreement notwithstanding, neither any Carolina Financial Entity, nor any Carolina Trust Entity, nor the Exchange Agent shall be liable to any holder of Carolina Trust Common Stock for any amounts paid or properly delivered in good faith to a public official pursuant to any applicable abandoned property, escheat, or similar Law.

(d)          Each of Carolina Financial and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Carolina Trust Common Stock such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, or foreign Tax Law or by any Taxing Authority or Governmental Authority. To the extent that any amounts are so withheld by Carolina Financial or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Carolina Trust Common Stock, as applicable in respect of which such deduction and withholding was made by Carolina Financial or the Exchange Agent, as the case may be.

(e)          Any portion of the Merger Consideration and cash delivered to the Exchange Agent by Carolina Financial pursuant to Section 3.3(a) that remains unclaimed by the holder of shares of Carolina Trust Common Stock for six months after the Effective Time (as well as any proceeds from any investment thereof) shall be delivered by the Exchange Agent to Carolina Financial. Any holder of shares of Carolina Trust Common Stock who has not theretofore complied with Section 3.3(c) shall thereafter look only to Carolina Financial for the consideration deliverable in respect of each share of Carolina Trust Common Stock such holder holds as determined pursuant to this Agreement without any interest thereon. If outstanding Certificates for shares of Carolina Trust Common Stock are not surrendered or the payment for them is not claimed prior to the date on which such shares of Carolina Financial Common Stock and cash would otherwise escheat to or become the property of any Governmental Authority, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Carolina Financial (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any person previously entitled to such property. Neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of stock represented by any Certificate for any consideration paid to a Governmental Authority pursuant to applicable abandoned property, escheat or similar laws. Carolina Financial and the Exchange Agent shall be entitled to rely upon the stock transfer books of Carolina Trust to establish the identity of those persons entitled to receive the consideration specified in this Agreement, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate or Certificates, Carolina Financial and the Exchange Agent shall be entitled to deposit any consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

(f)           Approval of this Agreement by the shareholders of Carolina Trust shall constitute ratification of the appointment of the Exchange Agent.

3.4	Effect on Carolina Financial Common Stock.

At and after the Effective Time, each share of Carolina Financial Common Stock issued and outstanding immediately prior to the Effective Time shall remain an issued and outstanding share of common stock of Carolina Financial and shall not be affected by the Merger.

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3.5	Carolina Trust Options.

(a)          As of the Effective Time, Carolina Financial shall either (i) assume any options or other stock-based awards (“Carolina Trust Options”) substantially in accordance with the terms of the Carolina Trust Equity Plans and the option grants or other award agreements by which they are evidenced in accordance with the terms of the Carolina Trust Equity Plans or (ii) replace the Carolina Trust Options with substantially identical awards under any plans sponsored by Carolina Financial under which options and other stock-based awards are granted, and the award agreements thereunder (each, a “Carolina Financial Stock Plan”), such that after the Merger and without any action on the part of the holders of any Carolina Trust Options, the Carolina Trust Options shall be converted into and become rights with respect to Carolina Financial Common Stock. From and after the Effective Time, (A) each Carolina Trust Option assumed or replaced by Carolina Financial may be exercised solely for shares of Carolina Financial Common Stock, (B) the number of shares of Carolina Financial Common Stock subject to such Carolina Trust Option shall be equal to the number of shares of Carolina Trust Common Stock subject to such Carolina Trust Option immediately prior to the Effective Time multiplied by the Exchange Ratio (rounded down to the nearest whole share), and (C) the per share exercise price under each such Carolina Trust Option shall be divided by the Exchange Ratio (rounded up to the nearest whole cent). It is intended that the foregoing assumption shall be undertaken in a manner that will not constitute a “modification” as defined in Section 424 of the Code, as to any stock option which is an “incentive stock option.” Carolina Financial and Carolina Trust agree to take all steps necessary to effect the provisions of this Section 3.5(a).

(b)          Carolina Trust’s Board of Directors and its compensation committee shall not make any grants of Carolina Trust Options following the execution of this Agreement.

(c)          To the extent permitted under applicable Law and the terms of any equity-based compensation plan administered by Carolina Trust (collectively, the “Carolina Trust Equity Plans”), Carolina Trust’s Board of Directors or its compensation committee shall, upon reasonable request of Carolina Financial, make any adjustments and amendments to or make such determinations with respect to the Carolina Trust Options necessary to effect the foregoing provisions of this Section 3.5.

(d)          Carolina Financial shall take all corporate actions that are necessary, including the reservation, issuance and listing of Carolina Financial Common Stock, to effect the transactions contemplated by Section 3.5(a). As soon as practicable following the Effective Time, Carolina Financial shall file with the SEC one or more registration statements on Form S-8 (or any successor or other appropriate form) with respect to the shares of Carolina Financial Common Stock underlying such Carolina Trust Options, and shall use reasonable best efforts to maintain the effectiveness of such registration statement(s) for so long as such assumed Carolina Trust Options remain outstanding.

3.6	Rights of Former Carolina Trust Shareholders.

At the Effective Time, the stock transfer books of Carolina Trust shall be closed as to holders of Carolina Trust Common Stock and no transfer of Carolina Trust Common Stock by any holder of such shares shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of Section 3.3, each Certificate theretofore representing shares of Carolina Trust Common Stock (other than Certificates representing Extinguished Shares), shall from and after the Effective Time represent for all purposes only the right to receive the Merger Consideration, without interest, as provided in Article 3.

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3.7	Fractional Shares.

Notwithstanding any other provision of this Agreement, each holder of shares of Carolina Trust Common Stock exchanged pursuant to the Merger, who would otherwise have been entitled to receive a fraction of a share of Carolina Financial Common Stock (after taking into account all Certificates delivered by such holder), shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Carolina Financial Common Stock multiplied by the Average Closing Price. No such holder will be entitled to dividends, voting rights, or any other rights as a shareholder in respect of any fractional shares.

Article 4
REPRESENTATIONS AND WARRANTIES OF CAROLINA TRUST

Carolina Trust represents and warrants to Carolina Financial, except as set forth on the Carolina Trust Disclosure Memorandum with respect to each such Section below, as follows:

4.1	Organization, Standing, and Power.

Carolina Trust is a corporation duly organized, validly existing, and in good standing under the Laws of the State of North Carolina and is a bank holding company within the meaning of the Bank Holding Company Act of 1956 (the “BHCA”). Carolina Trust Bank is a North Carolina state bank, duly organized, validly existing and in good standing under the laws of the State of North Carolina. Each of Carolina Trust and Carolina Trust Bank has the corporate power and authority to carry on its business as now conducted and to own, lease, and operate its Assets. Each of Carolina Trust and Carolina Trust Bank is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions where the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Carolina Trust Material Adverse Effect. The minute book and other organizational documents for each of Carolina Trust and Carolina Trust Bank have been made available to Carolina Financial for its review and are true and complete in all material respects as in effect as of the date of this Agreement and accurately reflect in all material respects all amendments thereto and all proceedings of the respective Board of Directors (including any committees of the Board of Directors) and shareholders thereof, except to the extent that minutes for the most recent meetings have not been transcribed and finalized and minutes of deliberations regarding negotiations with Carolina Financial may be redacted. Carolina Trust Bank is an “insured institution” as defined in the Federal Deposit Insurance Act and applicable regulations thereunder, and the deposits held by Carolina Trust Bank are insured up to applicable limits by the FDIC’s Deposit Insurance Fund.

4.2	Authority of Carolina Trust; No Breach by Agreement.

(a)          Carolina Trust has the corporate power and authority necessary to execute, deliver, and, other than with respect to the Merger, perform this Agreement, and with respect to the Merger, upon the approval of the Merger, including any necessary approvals referred to in Sections 8.1(b) and 8.1(c) and by Carolina Trust’s shareholders in accordance with Section 8.1(a) of this Agreement and the NCBCA, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Carolina Trust, subject to the approval of this Agreement by the holders of a majority

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of the outstanding shares of Carolina Trust Common Stock, which is the only Carolina Trust shareholder vote required for approval of this Agreement and consummation of the Merger (the “Requisite Carolina Trust Shareholder Vote”). Subject to any necessary approvals referred to in Sections 8.1(b) and 8.1(c) and by such Requisite Carolina Trust Shareholder Vote, this Agreement represents a legal, valid, and binding obligation of Carolina Trust, enforceable against Carolina Trust in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

(b)          Except as disclosed in Section 4.2 of the Carolina Trust Disclosure Memorandum, neither the execution and delivery of this Agreement by Carolina Trust, nor the consummation by Carolina Trust and Carolina Trust Bank of the transactions contemplated hereby, nor compliance by Carolina Trust and Carolina Trust Bank with any of the provisions hereof, will (i) assuming the Requisite Carolina Trust Shareholder Vote, conflict with or result in a breach of any provision of Carolina Trust’s Articles of Incorporation or Bylaws or the Articles of Incorporation or Bylaws of any Carolina Trust Subsidiary or any resolution adopted by the Board of Directors or the shareholders of any Carolina Trust Entity, or (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any material Asset of any Carolina Trust Entity under, any material Contract or any material Permit of any Carolina Trust Entity or, (iii) subject to receipt of the requisite Consents referred to in Section 8.1(b), constitute or result in a Default under, or require any Consent pursuant to, any Law or Order applicable to any Carolina Trust Entity or any of their respective material Assets (including any Carolina Trust Entity becoming subject to or liable for the payment of any Tax on any of the Assets owned by any Carolina Trust Entity being reassessed or revalued by any Regulatory Authority).

(c)          Except for (a) the filing of applications and notices with, and approval of such applications and notices from, the Federal Reserve, the FDIC, the South Carolina Board of Financial Institutions and North Carolina Commissioner of Banks, (b) the filing of any other required applications, filings, or notices with any other federal or state banking, insurance or other regulatory or self-regulatory authorities or any courts, administrative agencies or commissions or other Governmental Authorities and approval of or non-objection to such applications, filings and notices, (c) the filing with the SEC of a registration statement on Form S-4 (the “Registration Statement”) in which a proxy statement relating to Carolina Trust’s Shareholders’ Meeting to be held in connection with this Agreement and the transactions contemplated by this Agreement (the “Proxy Statement/Prospectus”) will be included, and the declaration of effectiveness of the Registration Statement, (d) the filing of the Certificate of Merger and the Articles of Merger, (e) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the applicable provisions of federal and state securities laws relating to the regulation of broker-dealers, investment advisers or transfer agents, and federal commodities laws relating to the regulation of futures commission merchants and the rules and regulations thereunder and of any applicable industry self-regulatory organization, and the rules and regulations of the NASDAQ Stock Market, or that are required under consumer finance, mortgage banking and other similar laws, and (f) notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if any, no consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the consummation by Carolina Trust of the Merger and the other transactions contemplated by this Agreement.  No consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the execution and delivery by Carolina Trust of this Agreement.

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4.3	Capital Stock.

(a)          The authorized capital stock of Carolina Trust consists of 20,000,000 shares of Carolina Trust Common Stock, $2.50 par value per share, of which 9,301,575 shares are issued and outstanding as of the date of this Agreement, and 1,000,000 shares of serial preferred stock, of which no shares are issued and outstanding as of the date of this Agreement. Section 4.3(a) of the Carolina Trust Disclosure Memorandum lists all issued and outstanding Carolina Trust Options, which schedule includes the names of the recipients, the date of grant, the exercise prices, the vesting schedules and the expiration dates, to the extent applicable. All of the issued and outstanding shares of capital stock of Carolina Trust are duly and validly issued and outstanding and are fully paid and nonassessable. None of the outstanding shares of capital stock of Carolina Trust has been issued in violation of any preemptive rights of the current or past shareholders of Carolina Trust.

(b)          Except for the 119,545 shares of Carolina Trust Common Stock reserved for issuance pursuant to outstanding Carolina Trust Options, as disclosed in Section 4.3(a) of the Carolina Trust Disclosure Memorandum, there are no shares of capital stock or other equity securities of Carolina Trust reserved for issuance and no outstanding Rights relating to the capital stock of Carolina Trust.

(c)          Except as specifically set forth in this Section 4.3 and disclosed in Section 4.3(a) of the Carolina Trust Disclosure Memorandum, there are no shares of Carolina Trust capital stock or other equity securities of Carolina Trust outstanding and there are no outstanding Rights with respect to any Carolina Trust securities or any right or privilege (whether pre-emptive or contractual) capable of becoming a Contract or Right for the purchase from Carolina Trust of, exchange with Carolina Trust for, subscription for or issuance of any securities of Carolina Trust.

4.4	Carolina Trust Subsidiaries.

Carolina Trust and Carolina Trust Bank have no Subsidiaries other than the Carolina Trust Subsidiaries, and Carolina Trust or Carolina Trust Bank, as applicable, own all of the equity interests in each of the Carolina Trust Subsidiaries. No capital stock (or other equity interest) of any Carolina Trust Subsidiary is or may become required to be issued (other than to another Carolina Trust Entity) by reason of any Rights, and there are no Contracts by which any Carolina Trust Subsidiary is bound to issue (other than to another Carolina Trust Entity) additional shares of its capital stock (or other equity interests) or Rights or by which any Carolina Trust Entity is or may be bound to transfer any shares of the capital stock (or other equity interests) of any Carolina Trust Subsidiary (other than to another Carolina Trust Entity). There are no Contracts relating to the rights of any Carolina Trust Entity to vote or to dispose of any shares of the capital stock (or other equity interests) of any Carolina Trust Subsidiary. All of the shares of capital stock (or other equity interests) of each Carolina Trust Subsidiary are fully paid and nonassessable and are owned directly or indirectly by Carolina Trust free and clear of any Lien.

4.5	Exchange Act Filings; Securities Offerings; Financial Statements.

(a)          Carolina Trust has timely filed all Exchange Act Documents required to be filed since December 31, 2016 (the “Carolina Trust Exchange Act Reports”). The Carolina Trust Exchange Act Reports (i) at the time filed, (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact

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required to be stated in such Carolina Trust Exchange Act Reports or necessary in order to make the statements in such Carolina Trust Exchange Act Reports, in light of the circumstances under which they were made, not misleading. Each offering or sale of securities by Carolina Trust (x) was either registered under the Securities Act or made pursuant to a valid exemption from registration under the Securities Act, (y) complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws, except for immaterial “blue sky” filings, including disclosure and broker/dealer registration requirements, and (z) was made pursuant to offering documents which did not, at the time of the offering (or, in the case of registration statements, at the effective date thereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated in the offering documents or necessary in order to make the statements in such documents, in light of the circumstances under which they were made, not misleading. Carolina Trust’s principal executive officer and principal financial officer have made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the Exchange Act thereunder with respect to Carolina Trust Exchange Act Reports to the extent such rules or regulations applied at the time of the filing. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes–Oxley Act. Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither Carolina Trust nor any of its officers has received notice from any Regulatory Authority questioning or challenging the accuracy, completeness, content, form, or manner of filing or submission of such certifications. No Carolina Trust Subsidiary is required to file any Exchange Act Documents.

(b)          Each of the Carolina Trust Financial Statements (including, in each case, any related notes) that are contained in Carolina Trust Exchange Act Reports, including any Carolina Trust Exchange Act Reports filed after the date of this Agreement until the Effective Time, complied, or will comply, as to form in all material respects with the Exchange Act, was, or will be, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by Form 10-Q of the Exchange Act), fairly presented in accordance with GAAP the consolidated financial position of Carolina Trust and its Subsidiaries as of the respective dates and the consolidated results of operations and cash flows for the periods indicated, including the fair values of the assets and liabilities shown therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect, and were certified to the extent required by the Sarbanes-Oxley Act.

(c)          Carolina Trust’s independent registered public accountants, which have expressed their opinion with respect to the Carolina Trust Financial Statements and its Subsidiaries whether or not included in Carolina Trust’s Exchange Act Reports (including the related notes), are and have been throughout the periods covered by such Financial Statements (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) (to the extent applicable during such period), (ii) “independent” with respect to Carolina Trust within the meaning of Regulation S-X, and (iii) with respect to Carolina Trust, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and related Securities Laws. Carolina Trust’s independent public accountants have audited Carolina Trust’s year-end financial statements, and have reviewed Carolina Trust’s interim financial statements, that are included in the Carolina Trust Financial Statements in accordance with Public Accounting Oversight Board Auditing Standard No. 4015. Section 4.5(c) of the Carolina Trust Disclosure Memorandum lists all non-audit services performed by Carolina Trust’s independent public accountants for Carolina Trust or Carolina Trust Bank during the periods covered by the Carolina Trust Financial Statements.

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(d)          Carolina Trust maintains disclosure controls and procedures as required by Rule 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information relating to Carolina Trust and its Subsidiaries is made known on a timely basis to Carolina Trust’s principal executive officer and Carolina Trust’s principal financial officer.

4.6	Absence of Undisclosed Liabilities.

No Carolina Trust Entity has any Liabilities required under GAAP to be set forth on a consolidated balance sheet or in the notes thereto that are reasonably likely to have, individually or in the aggregate, a Carolina Trust Material Adverse Effect, except Liabilities which are (i) accrued or reserved against in the consolidated balance sheet of Carolina Trust as of March 31, 2019 as filed with the SEC or reflected in the notes thereto, (ii) incurred in the ordinary course of business consistent with past practices, or (iii) incurred in connection with the transactions contemplated by this Agreement. Section 4.6 of the Carolina Trust Disclosure Memorandum lists, and Carolina Trust has delivered to Carolina Financial copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(c)(2) of Regulation S-K of the Exchange Act) effected by Carolina Trust or its Subsidiaries since December 31, 2018 (or with respect to off-balance sheet arrangements, that remain in effect), other than letters of credit and unfunded loan commitments or credit lines. Except as reflected on Carolina Trust’s balance sheet at March 31, 2019 as filed with the SEC, no Carolina Trust Entity is directly or indirectly liable, by guarantee, indemnity, or otherwise, upon or with respect to, or obligated, by discount or repurchase agreement or in any other way, to provide funds in respect to, or obligated to guarantee or assume any Liability of any Person for any amount in excess of $25,000 and any amounts, whether or not in excess of $25,000 that, in the aggregate, exceed $50,000. Except (x) as reflected in Carolina Trust’s balance sheet at March 31, 2019 as filed with the SEC or Liabilities described in any notes thereto (or Liabilities for which neither accrual nor footnote disclosure is required pursuant to GAAP or any applicable Regulatory Authority) or (y) for Liabilities incurred in the ordinary course of business since March 31, 2019 as filed with the SEC consistent with past practice or in connection with this Agreement or the transactions contemplated hereby, neither Carolina Trust nor any Carolina Trust Subsidiary has any Material Liabilities or obligations of any nature.

4.7	Absence of Certain Changes or Events.

Except as disclosed in the Carolina Trust Financial Statements as filed with the SEC, (i) since December 31, 2018, there have been no events, changes, or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Carolina Trust Material Adverse Effect and (ii) since December 31, 2018, the Carolina Trust Entities have conducted their respective businesses in the ordinary course of business consistent with past practice. Section 4.7 of the Carolina Trust Disclosure Memorandum sets forth attorneys’ fees, investment banking fees, accounting fees and other costs or fees of Carolina Trust and the Carolina Trust Subsidiaries that, based upon reasonable inquiry, are expected to be paid or accrued through the Effective Time in connection with the merger transaction contemplated by this Agreement.

4.8	Tax Matters.

(a)          Each of the Carolina Trust Entities has filed with the appropriate Taxing Authorities, all material Tax Returns in all jurisdictions in which Tax Returns are required to be filed, and such Tax Returns are correct and complete in all material respects. All material Taxes of the Carolina Trust Entities to the extent due and payable (whether or not shown on any Tax Return) have been fully and timely paid. There are no Liens for any material Taxes (other than a Lien for current real

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property or ad valorem Taxes not yet due and payable, or for Taxes being contested in good faith for which adequate reserves are established in the Carolina Trust Financial Statements) filed of record on any of the Assets of any of the Carolina Trust Entities. No written claim has ever been made by any Taxing Authority in a jurisdiction where any Carolina Trust Entity does not file a Tax Return that such Carolina Trust Entity may be subject to Taxes by that jurisdiction.

(b)          None of the Carolina Trust Entities has received any written notice of assessment or proposed assessment in connection with any Taxes, other than any that has been fully resolved with the applicable Taxing Authority. There are no ongoing or pending written claims, audits, or examinations regarding any Taxes of any Carolina Trust Entity or the assets of any Carolina Trust Entity. No officer or employee responsible for Tax matters of any Carolina Trust Entity expects any Taxing Authority to assess any additional material Taxes for any period for which Tax Returns have been filed. No issue has been raised by a Taxing Authority in any prior examination of the Carolina Trust that, by application of the same or similar principles, could be expected to result in a proposed material deficiency for any subsequent taxable period. None of the Carolina Trust Entities has waived any statute of limitations in respect of any Taxes that remain in effect or agreed to a Tax assessment or deficiency.

(c)          Each Carolina Trust Entity has complied in all material respects with all applicable Laws relating to the withholding of Taxes and the payment thereof to Governmental Authorities, including Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee or independent contractor, and Taxes required to be withheld and paid pursuant to Sections 1441 and 1442 of the Code or similar provisions under foreign Law.

(d)          The unpaid Taxes of each Carolina Trust Entity (i) did not, as of the most recent fiscal month end, materially exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet (rather than in any notes thereto) for such Carolina Trust Entity and (ii) do not materially exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with past custom and practice of the Carolina Trust Entities in filing their Tax Returns; provided, however, that notwithstanding anything to the contrary in this Agreement, Carolina Trust makes no representation in this Agreement regarding any Tax liability that might arise or accrue to any of the Carolina Trust Entities or any other Person by reason of, or in connection with, any election by or on behalf of Carolina Trust or any of the Carolina Trust Subsidiaries pursuant to Sections 336(e) or 338 of the Code with respect to the Merger or any other transactions contemplated by this Agreement.

(e)          Except as disclosed in Section 4.8(e) of the Carolina Trust Disclosure Memorandum, none of the Carolina Trust Entities is a party to any Tax allocation or sharing agreement and none of the Carolina Trust Entities has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was Carolina Trust) or has any Liability for Taxes of any Person (other than Carolina Trust or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or foreign Law, or as a transferee or successor, by contract or otherwise.

(f)           During the five-year period ending on the date hereof, none of the Carolina Trust Entities was a “distributing corporation” or a “controlled corporation” as defined in, and in a transaction intended to be governed by Section 355 of the Code.

(g)          None of the Carolina Trust Entities has made any payments, is obligated to make any payments, or is a party to any contract that could obligate it to make any payments, for which a

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deduction will be disallowed under Section 280G or 162(m) of the Code, or that would be subject to withholding under Section 4999 of the Code. None of the Carolina Trust Entities has been or will be required to include any adjustment in taxable income for any Tax period (or portion thereof) pursuant to Section 481 of the Code or any comparable provision under state or foreign Tax Laws as a result of transactions or events occurring prior to the Closing. There is no material taxable income of Carolina Trust that will be required under applicable Tax law to be reported by Carolina Financial for a taxable period beginning after the date of the Effective Time which taxable income was realized prior to the Closing Date.

(h)          Each of the Carolina Trust Entities is in compliance in all material respects with, and its records contain all information and documents (including properly completed IRS Forms W-9) necessary to comply in all material respects with, all applicable information reporting and Tax withholding requirements under federal, state, and local Tax Laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Code.

(i)           No Carolina Trust Entity is subject to any private letter ruling of the IRS or comparable rulings of any Taxing Authority that is currently applicable.

(j)           No property owned by any Carolina Trust Entity is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) “tax-exempt use property” within the meaning of Section 168(h)(1) of the Code, (iii) “tax-exempt bond financed property” within the meaning of Section 168(g) of the Code, (iv) “limited use property” within the meaning of IRS Revenue Procedure 76-30, (v) tangible property used predominantly outside the United States, or (vi) subject to any provision of state, local or foreign Law comparable to any of the provisions listed above in this paragraph.

(k)          No Carolina Trust Entity has any “corporate acquisition indebtedness” within the meaning of Section 279 of the Code.

(l)           Carolina Trust has disclosed on its federal income Tax Returns all positions taken therein that are reasonably believed to give rise to substantial understatement of federal income tax within the meaning of Section 6662 of the Code.

(m)         No Carolina Trust Entity has participated in any reportable transaction, as defined in Code Section 6707A(c)(1) or Treasury Regulations Section 1.6011-4(b)(1).

(n)          Carolina Trust has made available to Carolina Financial complete copies of (i) all federal, state, local and foreign income or franchise Tax Returns of the Carolina Trust Entities relating to the taxable periods since December 31, 2014, and (ii) any audit report issued by any Taxing Authority since December 31, 2014 relating to any Taxes due from or with respect to the Carolina Trust Entities.

(o)          No Carolina Trust Entity nor any other Person on its behalf has (i) filed a consent pursuant to Section 341(f) of the Code (as in effect prior to the repeal under the Jobs and Growth Tax Reconciliation Act of 2003) or agreed to have Section 341(f)(2) of the Code (as in effect prior to the repeal under the Jobs and Growth Tax Reconciliation Act of 2003) apply to any disposition of a subsection (f) asset (as such term is defined in former Section 341(f)(4) of the Code) owned by any Carolina Trust Entities, (ii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of Law with respect to the Carolina Trust

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Entities, or (iii) granted to any Person any power of attorney that is currently in force with respect to any Tax matter.

(p)          No Carolina Trust Entity has, or ever had, a permanent establishment in any country other than the United States, or has engaged in a trade or business in any country other than the United States that subjected it to Tax in such country.

(q)          No Carolina Trust Entity has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code since January 1, 2014.

For purposes of this Section 4.8, any reference to Carolina Trust or any Carolina Trust Entity shall be deemed to include any Person that merged with or was liquidated into or otherwise combined with Carolina Trust or a Carolina Trust Entity prior to the Effective Time.

4.9	Allowance for Possible Loan Losses; Loan and Investment Portfolios, etc.

(a)          Carolina Trust’s allowance for possible loan or lease losses (the “Allowance”) is, and has been since January 1, 2018, in material compliance with Carolina Trust’s methodology for determining the adequacy of its allowance for loan losses as well as the standards established by applicable Governmental Authorities and the Financial Accounting Standards Board in all material respects.

(b)          As of the date hereof, all loans, discounts and leases (in which any Carolina Trust Entity is lessor) reflected on Carolina Trust’s Financial Statements were, and with respect to the consolidated balance sheets delivered as of the dates subsequent to the execution of this Agreement will be as of the dates thereof, (a) at the time and under the circumstances in which made, made for good, valuable and adequate consideration in the ordinary course of business and, to the Knowledge of Carolina Trust, are the legal and binding obligations of the obligors thereof, (b) evidenced by genuine notes, agreements, or other evidences of indebtedness and (c) to the extent secured, to the Knowledge of Carolina Trust, have been secured by valid liens and security interests which have been perfected. Accurate lists of all loans, discounts, other real estate owned and financing leases as of June 30, 2019 and on a monthly basis thereafter, and of the investment portfolios of each Carolina Trust Entity as of such date, have been and will be made available to Carolina Financial concurrently with the Carolina Trust Disclosure Memorandum. Neither Carolina Trust nor Carolina Trust Bank is a party to any written or oral loan agreement, note, or borrowing arrangement, including any loan guaranty, that was, as of the most recent month-end (i) delinquent by more than 30 days in the payment of principal or interest, (ii) otherwise in material default for more than 30 days, (iii) classified as “substandard,” “doubtful,” “loss,” “other assets especially mentioned” or any comparable classification by Carolina Trust or under the standards of any applicable Regulatory Authority, (iv) an obligation of any director, executive officer or 10% shareholder of any Carolina Trust Entity who is subject to Regulation O of the Federal Reserve (12 C.F.R. Part 215), or any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing, or (v) in material violation of any Law.

(c)          All securities held by Carolina Trust or Carolina Trust Bank, as reflected in the consolidated balance sheets of Carolina Trust included in the Carolina Trust Financial Statements, are carried in accordance with GAAP, specifically including Accounting Standards Codification Topic 320, Investments – Debt and Equity Securities. Except for pledges to secure public and trust deposits and Federal Home Loan Bank advances, none of the securities reflected in the Carolina Trust Financial Statements as of March 31, 2019, and none of the securities since acquired by

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Carolina Trust or Carolina Trust Bank is subject to any restriction, whether contractual or statutory, which impairs the ability of Carolina Trust or Carolina Trust Bank to freely dispose of such security at any time, other than those restrictions imposed on securities held to maturity under GAAP, pursuant to a clearing agreement or in accordance with laws.

(d)          Section 4.9(d) of the Carolina Trust Disclosure Memorandum lists all interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for Carolina Trust’s own account, or for the account of Carolina Trust Bank or its customers, and all such risk management agreements or arrangements were entered into (a) in the ordinary and usual course of business consistent with past practice and in compliance with all applicable laws, rules, regulations and regulatory policies, and (b) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of Carolina Trust or Carolina Trust Bank, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles), and is in full force and effect. Neither Carolina Trust nor Carolina Trust Bank, nor to Carolina Trust’s Knowledge, any other party thereto, is in breach of any material obligation under any such agreement or arrangement.

4.10	Assets.

(a)          Except as disclosed or reserved against in the Carolina Trust Financial Statements, the Carolina Trust Entities have good and marketable title, free and clear of all Liens except those permitted in Section 4.10(e), to all of their respective Assets that they own. In addition, to Carolina Trust’s Knowledge, all tangible properties used in the businesses of the Carolina Trust Entities are in good condition, reasonable wear and tear excepted, and are usable in the ordinary course of business consistent with Carolina Trust’s past practices.

(b)          All Assets which are material to Carolina Trust’s business, held under leases or subleases by any of the Carolina Trust Entities, are held under valid Contracts enforceable in accordance with their respective terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought), and to the Knowledge of Carolina Trust each such Contract is in full force and effect.

(c)          The Carolina Trust Entities currently maintain insurance, including bankers’ blanket bonds, with insurers of recognized financial responsibility in such amounts as management of Carolina Trust has reasonably determined to be prudent. None of the Carolina Trust Entities has received notice from any insurance carrier that (i) any policy of insurance will be canceled or that coverage thereunder will be reduced or eliminated, (ii) premium costs with respect to such policies of insurance will be substantially increased, or (iii) similar coverage will be denied or limited or not extended or renewed with respect to any Carolina Trust Entity, any act or occurrence, or that any Asset, officer, director, employee or agent of any Carolina Trust Entity will not be covered by such insurance or bond. There are presently no claims for amounts exceeding $50,000 individually or in the aggregate pending under such policies of insurance or bonds, and no written notices of claims in excess of such amounts have been given by any Carolina Trust Entity under such policies. Carolina Trust has made no claims, and no claims are contemplated to be made, under its directors’ and officers’ errors and omissions or other insurance or bankers’ blanket bond.

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(d)          The Assets of the Carolina Trust Entities include all material Assets required by Carolina Trust Entities to operate the business of the Carolina Trust Entities as presently conducted. All real and personal property which is material to the business of Carolina Trust or Carolina Trust Bank that is leased or licensed by it is held pursuant to leases or licenses which are valid and enforceable in accordance with their respective terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought) and such leases and licenses will not terminate or lapse prior to the Effective Time or thereafter by reason of completion of the Merger. To the Knowledge of Carolina Trust, all improved real property owned or leased by Carolina Trust or Carolina Trust Bank is in material compliance with all applicable laws, including zoning laws and the Americans with Disabilities Act of 1990.

(e)          Each Carolina Trust Entity has fee simple title to all the real property assets reflected in the Carolina Trust Financial Statements as being owned by a Carolina Trust Entity or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Carolina Trust Realty”) or has a valid leasehold interest in the Carolina Trust Leased Real Properties, free and clear of all Liens of any nature whatsoever, except (i) statutory Liens securing payments not yet due (or which are being contested in good faith, including Liens of warehousemen, mechanics, suppliers, materialmen, and repairmen), (ii) Liens for real property or ad valorem Taxes not yet delinquent (or being contested in good faith and for which adequate reserves have been established), (iii) in the case of the Carolina Trust Realty, (A) easements, rights of way, servitudes, permits, licenses, surface leases, ground leases to utilities, municipal agreements, and other similar encumbrances and matters of record, (B) conditions, covenants or other similar restrictions, (C) easements for streets, alleys, highways, telephone lines, gas pipelines, powerlines, railways, and other similar easements and rights of way of record, (D) encroachments and other matters that would be shown by an accurate survey of the Carolina Trust Realty, (E) any exceptions listed in the title insurance policies of the Carolina Trust Entity that owns each parcel of the Carolina Trust Realty, which for purposes of clauses (A) through (E) do not, individually or in the aggregate, materially adversely affect the use of the properties or assets subject thereto or affected thereby as used by a Carolina Trust Entity on the date hereof or otherwise materially impair business operations at such properties, as conducted by a Carolina Trust Entity on the date hereof, (iv) Liens granted in the ordinary course of business in any personal property located on the Carolina Trust Leased Real Properties or any personal property leased under Contracts, and (v) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties as used on the date hereof.

(f)           To the Knowledge of Carolina Trust, the Carolina Trust Realty and the real property with respect to which a Carolina Trust Entity is the lessee (the “Carolina Trust Leased Real Properties”) are not in violation of any applicable building, fire, zoning (or are legal nonconforming uses allowed under applicable zoning ordinances) or other applicable laws, ordinances and regulations or of any deed restrictions of record, no written notice of any material violation or material alleged violation thereof has been received in the past three years that has not been resolved, and there are no proposed changes therein that would materially and adversely affect the Carolina Trust Realty, the Carolina Trust Leased Real Properties or their current uses. Carolina Trust has no Knowledge of any proposed or pending change in the zoning of, or of any proposed or pending condemnation proceeding with respect to, any of the Carolina Trust Realty or the Carolina Trust Leased Real Properties which may materially and adversely affect the Carolina Trust Realty or the Carolina Trust Leased Real Properties or the current use by a Carolina Trust Entity thereof.

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4.11	Intellectual Property.

Each Carolina Trust Entity owns or has a license to use all of the Intellectual Property used by such Carolina Trust Entity in the course of its business, including sufficient rights in each copy possessed by each Carolina Trust Entity. Each Carolina Trust Entity is the owner of or has a license, with the right to sublicense, to any Intellectual Property sold or licensed to a third party by such Carolina Trust Entity in connection with such Carolina Trust Entity’s business operations, and such Carolina Trust Entity has the right to convey by sale or license any Intellectual Property so conveyed. No Carolina Trust Entity is in material Default under any of its Intellectual Property licenses. To Carolina Trust’s Knowledge, no proceedings have been instituted, are pending, or are threatened, that challenge the rights of any Carolina Trust Entity with respect to Intellectual Property used, sold, or licensed by such Carolina Trust Entity in the course of its business, nor to Carolina Trust’s Knowledge, has any person claimed or alleged that any Carolina Trust Entity has misappropriated any rights to such Intellectual Property. To the Knowledge of Carolina Trust, the conduct of the business of the Carolina Trust Entities does not infringe any Intellectual Property of any other person. No Carolina Trust Entity is obligated to pay any recurring royalties to any Person with respect to any Intellectual Property used by such Carolina Trust Entity in the course of its business, other than any license, maintenance, or other fees specified in a license or other agreement with such party by which such Carolina Trust Entity obtained its rights to such Intellectual Property. To Carolina Trust’s Knowledge, no officer, director, or employee of any Carolina Trust Entity is party to any Contract with any Person other than a Carolina Trust Entity that requires such officer, director or employee to assign any interest in any Intellectual Property to any Person other than a Carolina Trust Entity, or to keep confidential any trade secrets, proprietary data, customer information, or other business information of any Person other than a Carolina Trust Entity in a manner that would conflict with their contractual obligations to any Carolina Trust Entity to assign Intellectual Property to, or keep confidential any trade secrets, proprietary data, customer information, or other business information of, such Carolina Trust Entity. To Carolina Trust’s Knowledge, no officer, director, or employee of any Carolina Trust Entity is in material breach of any confidentiality, nonsolicitation, noncompetition, or other Contract that restricts or prohibits such officer, director, or employee from engaging in activities competitive with any Person, including any Carolina Trust Entity.

4.12	Environmental Matters.

(a)          Carolina Trust has delivered, or caused to be delivered or made available to Carolina Financial, copies of, all environmental site assessments, test results, analytical data, boring logs, permits for storm water, wetlands fill, or other environmental permits for construction of any building, parking lot or other improvement, and other environmental reports, studies, or non-privileged correspondence in the possession of any Carolina Trust Entity relating to any property owned, leased or operated by any of the Carolina Trust Entities. To the Knowledge of Carolina Trust, there are no material violations of Environmental Laws on properties that secure loans made by Carolina Trust or Carolina Trust Bank.

(b)          There are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action, orders, assessments (including penalty assessments) or written notices of any kind with respect to any environmental, health or safety matters or any private or governmental environmental, health or safety investigations or remediation activities of any nature seeking to impose, or that are reasonably likely to result in, any material liability or obligation of the Carolina Trust Entities arising under any Environmental Law pending or, to Carolina Trust’s Knowledge, threatened against the Carolina Trust Entities. To Carolina Trust’s Knowledge, there is no reasonable basis for, or circumstances that are reasonably likely to give rise to, any such proceeding, claim, action, investigation or remediation by any Governmental Authority or any

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third party that would give rise to any material liability or obligation on the part of the Carolina Trust Entities. None of the Carolina Trust Entities is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Authority or third party imposing any liability or obligation with respect to any of the foregoing. To the Knowledge of Carolina Trust, each property owned or operated by Carolina Trust, and any property in which any of the Carolina Trust Entities holds a security interest, is in material compliance with all Environmental Laws.

(c)          Except as disclosed on Schedule 4.12, to the Knowledge of Carolina Trust, there have been no releases of Hazardous Material at any property owned, leased, or operated by any of the Carolina Trust Entities.

(d)          Notwithstanding any other provision herein, the representations and warranties in Subsections 4.12(a) and (b) above constitute Carolina Trust’s sole representations and warranties with respect to compliance with Environmental Laws or the presence of Hazardous Material.

4.13	Compliance with Laws.

(a)          Carolina Trust is a bank holding company duly registered and in good standing as such with the Federal Reserve. Carolina Trust Bank is a state chartered bank in good standing with the North Carolina Commissioner of Banks.

(b)          Compliance with Permits, Laws and Orders.

(i)            Each of the Carolina Trust Entities has in effect all Permits and has made all filings, applications, and registrations with Governmental Authorities that are required for it to own, lease, or operate its assets and to carry on its business as now conducted, and to the Knowledge of Carolina Trust, there has occurred no Default under any such Permit applicable to their respective businesses or employees conducting their respective businesses.

(ii)           To the Knowledge of Carolina Trust, none of the Carolina Trust Entities is in material Default under any Laws or Orders applicable to its business or employees conducting its business.

(iii)             None of the Carolina Trust Entities has received any notification or communication from any Governmental Authority (A) asserting that Carolina Trust or any of its Subsidiaries is in Default under any of the Permits, Laws, or Orders which such Governmental Authority enforces, (B) threatening to revoke any Permits, or (C) requiring Carolina Trust or any of its Subsidiaries (x) to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment, or memorandum of understanding, or (y) to adopt any resolution of its Board of Directors or similar undertaking.

(iv)             There (A) is no material unresolved legal violation cited by any Governmental Authority with respect to any report or statement relating to any examinations or inspections of Carolina Trust or any of its Subsidiaries, (B) are no written notices or correspondence received by Carolina Trust with respect to pending formal inquiries of a material nature by, or disputes with, any Governmental Authority with respect to Carolina Trust’s or any of Carolina Trust’s Subsidiaries’ business, operations, policies, or procedures since its inception, and (C) to the Knowledge of Carolina Trust, is no investigation or review by any Governmental Authority pending or threatened, nor has any Governmental Authority indicated an intention to conduct, any investigation or review (other than regular or routine examinations or inspections) of it or any of its Subsidiaries.

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(v)           None of the Carolina Trust Entities nor, to the Knowledge of Carolina Trust, any of its directors, officers, employees, or Representatives acting on its behalf has offered, paid, or agreed to pay any Person, including any Government Authority, directly or indirectly, any thing of value for the purpose of, or with the intent of obtaining or retaining any business in violation of applicable Laws, including (1) using any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity, (2) making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (3) violating any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (4) making any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

(vi)             Each Carolina Trust Entity has complied in all material respects with all requirements of Law under the Bank Secrecy Act and the USA Patriot Act, and each Carolina Trust Entity has timely filed all reports of suspicious activity, including those required under 12 C.F.R. § 353.3.

(vii)           Each Carolina Trust Entity’s collection and use of individually identifiable personal information (“IIPI”) to an identifiable or identified natural person complies in all material respects with the Fair Credit Reporting Act and the Gramm-Leach-Bliley Act.

4.14	Labor Relations.

(a)          No Carolina Trust Entity is the subject of any Litigation asserting that it or any other Carolina Trust Entity has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state Law) or other violation of state or federal labor Law or seeking to compel it or any other Carolina Trust Entity to bargain with any labor organization or other employee representative as to wages or conditions of employment, nor is any Carolina Trust Entity party to any collective bargaining agreement or subject to any bargaining order, injunction, or other Order governing any Carolina Trust Entity’s relationship or dealings with its employees, any labor organization or any other employee representative. There is no strike, slowdown, lockout, or other similar job action or labor dispute involving any Carolina Trust Entity pending or, to the Knowledge of Carolina Trust, threatened, and there have been no such actions or disputes in the past five years. To Carolina Trust’s Knowledge, there has not been any attempt by any Carolina Trust Entity employees or any labor organization or other employee representative to organize or certify a collective bargaining unit or to engage in any other union organization activity with respect to the workforce of any Carolina Trust Entity.

(b)          Except as disclosed in Section 4.14(b) of the Carolina Trust Disclosure Memorandum, the employment of each employee and the engagement of each independent contractor of each Carolina Trust Entity is terminable at will by the relevant Carolina Trust Entity (i) without any penalty, liability, or severance obligation incurred by any Carolina Trust Entity, and in all cases (ii) without prior consent by any Governmental Authority. No Carolina Trust Entity will owe any amounts to any of its employees or independent contractors as of the Closing Date, including any amounts incurred for wages, bonuses, vacation pay, sick leave, contract notice periods, change of control payments, or severance obligations other than as incurred in the ordinary course of business and properly accounted for or otherwise recorded in the books and records of Carolina Trust.

(c)          To Carolina Trust’s Knowledge, all of the employees employed by Carolina Trust and Carolina Trust Bank in the United States are either United States citizens or are legally eligible to work in the United States under the Immigration Reform and Control Act of 1986, as amended,

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other United States immigration Laws and the Laws related to the employment of non-United States citizens applicable in the state in which the employees are employed.

(d)          No Carolina Trust Entity has effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act (the “WARN Act”)) affecting a single site of employment or one or more facilities or operating units within a single site of employment of any Carolina Trust Entity; or (ii) a “mass layoff” (as defined in the WARN Act) affecting a single site of employment of any Carolina Trust Entity; and no Carolina Trust Entity has been affected by any layoffs or employment losses sufficient in number to trigger application of any similar state or local Law.

(e)          Section 4.14(e) of the Carolina Trust Disclosure Memorandum contains a list of all individuals who are independent contractors of each Carolina Trust Entity (separately listed by Carolina Trust Entity) and each such individual is correctly classified as an independent contractor under all Laws (including Treasury Regulations under the Code and federal and state labor and employment Laws).

4.15	Employee Benefit Plans.

(a)          Carolina Trust has disclosed in Section 4.15(a) of the Carolina Trust Disclosure Memorandum, and has delivered or made available to Carolina Financial prior to the execution of this Agreement, (i) copies of each Employee Benefit Plan currently adopted, maintained by, sponsored in whole or in part by, or contributed or required to be contributed to by any Carolina Trust Entity or any ERISA Affiliate thereof for the benefit of employees, former employees, retirees, directors, independent contractors, or their respective dependents, spouses, or other beneficiaries or under which employees, retirees, former employees, directors, independent contractors, or their respective dependents, spouses, or other beneficiaries are eligible to participate (each, a “Carolina Trust Benefit Plan,” and collectively, the “Carolina Trust Benefit Plans”) and (ii) a list of each Employee Benefit Plan that is not identified in (i) above and in connection with which any Carolina Trust Entity or any ERISA Affiliate thereof has or reasonably could have any obligation or Liability. Any of the Carolina Trust Benefit Plans which is an “employee pension benefit plan,” as that term is defined in ERISA Section 3(2), is referred to herein as a “Carolina Trust ERISA Plan.”

(b)          Carolina Trust has delivered or made available to Carolina Financial prior to the execution of this Agreement (i) all trust agreements or other funding arrangements for all Employee Benefit Plans, (ii) all determination letters, rulings, opinion letters, information letters, or advisory opinions issued by the United States Internal Revenue Service (“IRS”), the United States Department of Labor (“DOL”) or the Pension Benefit Guaranty Corporation (“PBGC”) during this calendar year or any of the preceding three calendar years, (iii) any filing or documentation (whether or not filed with the IRS) where corrective action was taken in connection with the IRS EPCRS program set forth in Revenue Procedure 2013-12, as modified (or its predecessor or successor rulings), (iv) annual reports or returns, audited or unaudited financial statements, actuarial reports, and valuations prepared for any Employee Benefit Plan for the current plan year and the three preceding plan years, (v) the most recent summary plan descriptions for each Carolina Trust Benefit Plan and any material modifications thereto, and (vi) all material correspondence from or to the IRS, DOL, or PBGC regarding any Carolina Trust Benefit Plan received or sent during this calendar year or any of the preceding three calendar years.

(c)          Each Carolina Trust Benefit Plan is in material compliance with (i) its terms, (ii) the applicable requirements of the Code and ERISA, and (iii) any and all other applicable Laws. Each Carolina Trust ERISA Plan which is intended to be qualified under Section 401(a) of the Code so qualifies, and its related trust is tax exempt under Section 501(a) of the Code, has received

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a favorable determination letter from the IRS or, in the alternative, appropriately relies upon a favorable opinion letter issued to a prototype plan or volume submitter under which the Carolina Trust ERISA Plan has been adopted and Carolina Trust is not aware of any circumstances likely to result in revocation of any such favorable determination or opinion letter. To Carolina Trust’s Knowledge, no event has occurred and no condition exists that would reasonably be expected to cause the loss of such qualified or tax exempt status, and Carolina Trust has not received any written or unwritten communication from any Governmental Authority questioning or challenging the compliance of any Carolina Trust Benefit Plan with applicable Laws. No Carolina Trust Benefit Plan is currently being audited by any Governmental Authority for compliance with applicable Laws or has been audited with a determination by any Governmental Authority that the Carolina Trust Benefit Plan failed to comply with applicable Laws.

(d)          There has been no material written or, to Carolina Trust’s Knowledge, oral representation or communication with respect to any aspect of the Carolina Trust Benefit Plans made to employees of Carolina Trust which is not in all material respects in accordance with the written or otherwise preexisting terms and provisions of such plans. Neither Carolina Trust nor, to Carolina Trust’s Knowledge, any administrator or fiduciary of any Carolina Trust Benefit Plan (or any agent of any of the foregoing) has engaged in any transaction, or acted or failed to act in any manner, which could subject Carolina Trust or Carolina Financial to any direct or indirect Liability (by indemnity or otherwise) for breach of any fiduciary, co-fiduciary, or other duty under ERISA. There are no unresolved claims or disputes under the terms of, or in connection with, the Carolina Trust Benefit Plans other than claims for benefits which are payable in the ordinary course of business and no action, proceeding, prosecution, inquiry, hearing, or investigation has been commenced with respect to any Carolina Trust Benefit Plan other than routine claims for benefits.

(e)          All Carolina Trust Benefit Plan documents and, as applicable, any annual reports or returns, audited or unaudited financial statements, actuarial valuations, summary annual reports, and summary plan descriptions issued with respect to the Carolina Trust Benefit Plans are correct and complete in all material respects, and to the extent applicable, have been timely filed with the IRS or the DOL, and distributed to participants of the Carolina Trust Benefit Plans (to the extent required by Law), and there have been no material misstatements or omissions in the information set forth therein.

(f)           To Carolina Trust’s Knowledge, no “Party in Interest” (as defined in ERISA Section 3(14)) or “Disqualified Person” (as defined in Code Section 4975(e)(2)) of any Carolina Trust Benefit Plan has engaged in any nonexempt “Prohibited Transaction” (described in Code Section 4975(c) or ERISA Section 406).

(g)          No Carolina Trust Entity nor any of its ERISA Affiliates has, or ever has had, any obligation or Liability in connection with, any plan that is or was subject to Code Section 412 or ERISA Section 302 or Title IV of ERISA.

(h)          No material Liability under Title IV of ERISA has been or is expected to be incurred by any Carolina Trust Entity or any ERISA Affiliate thereof, and no event has occurred that could reasonably result in Liability under Title IV of ERISA being incurred by any Carolina Trust Entity or any ERISA Affiliate thereof with respect to any ongoing, frozen, terminated, or other single-employer plan of any Carolina Trust Entity or the single-employer plan of any ERISA Affiliate. Except as may arise in connection with the transactions contemplated by this Agreement, there has been no “reportable event,” within the meaning of ERISA Section 4043, for which the 30-day reporting requirement has not been waived by any ongoing, frozen, terminated, or other single-employer plan of Carolina Trust or of an ERISA Affiliate.

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(i)           Except as required under Part 6 of ERISA or Code Section 4980B, no Carolina Trust Entity has any material Liability or obligation for retiree or post-termination of employment or services health or life benefits under any of the Carolina Trust Benefit Plans, or other plan or arrangement, and there are no restrictions on the rights of such Carolina Trust Entity to amend or terminate any and all such retiree or post-termination of employment or services health or benefit plans or arrangements without incurring any Liability. No Tax under Code Sections 4980B or 5000 has been incurred with respect to any Carolina Trust Benefit Plan, or other plan or arrangement, and no circumstance exists that could give rise to such Taxes.

(j)           Except as disclosed in Section 4.15(j) of the Carolina Trust Disclosure Memorandum, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment for or related to individual services (including severance, unemployment compensation, “excess parachute payment” as defined under Code Section 280G, or otherwise) becoming due from any Carolina Trust Entity to any employee, officer, director or independent contractor under any Carolina Trust Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any Carolina Trust Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefit, or any benefit under any life insurance owned by any Carolina Trust Entity or the rights of any Carolina Trust Entity in, to or under any insurance on the life of any current or former officer, director, or employee of any Carolina Trust Entity, or change any rights or obligations of any Carolina Trust Entity with respect to such insurance.

(k)          Section 4.15(k) of the Carolina Trust Disclosure Memorandum sets forth preliminary calculations, based on assumptions set forth therein, of the following: (i) the amount of all payments and benefits to which each individual set forth on such Carolina Trust Disclosure Memorandum is entitled to receive, pursuant to all employment, salary continuation, bonus, change in control, and all other agreements, plans and arrangements, in connection with a termination of employment before or following, or otherwise in connection with or contingent upon, the transactions contemplated under this Agreement (for the avoidance of doubt, excluding payments or benefits in respect of vested equity awards) (each such total amount in respect of each such individual, the “Change in Control Benefit”), other than the payment any such individual shall otherwise be entitled to receive as a gross-up payment in respect of any excise tax imposed on the individual pursuant to Section 4999 of the Code as calculated pursuant to the applicable agreement (any each such payment, a “Gross-Up Payment”); (ii) the amount of any Gross-Up Payment payable to each such individual; and (iii) the aggregate amount of all Change in Control Benefits and Gross-Up Payments.

(l)           No Carolina Trust Benefit Plan is or has been funded by, associated with, or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code, a “welfare benefit fund” within the meaning of Section 419 of the Code, a “qualified asset account” within the meaning of Section 419A of the Code or a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. The actuarial present values of all accrued deferred compensation entitlements (including entitlements under any executive compensation, supplemental retirement, or employment agreement) of employees and former employees of any Carolina Trust Entity and their respective beneficiaries, other than entitlements accrued pursuant to funded retirement plans, whether or not subject to the provisions of Code Section 412 or ERISA Section 302, have been fully reflected on the Carolina Trust Financial Statements in all material respects to the extent required by and in accordance with GAAP.

(m)         Each Carolina Trust Benefit Plan that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been operated in material compliance with

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Section 409A of the Code and the guidance issued by the IRS with respect to such plans or is not required to comply therewith due to its grandfathered status under Section 409A of the Code.

(n)          All individuals who render services to any Carolina Trust Entity and who are authorized to participate in a Carolina Trust Benefit Plan pursuant to the terms of such Carolina Trust Benefit Plan are in fact eligible to and authorized to participate in such Carolina Trust Benefit Plan. All Carolina Trust Entities have, for purposes of the Carolina Trust Benefit Plans and all other purposes, correctly classified all individuals performing services for such Carolina Trust Entity as common law employees, independent contractors or agents, as applicable.

(o)          Neither the Carolina Trust nor any of its ERISA Affiliates has had an “obligation to contribute” (as defined in ERISA Section 4212) to, or other obligations or Liability in connection with, a “multiemployer plan” (as defined in ERISA Sections 4001(a)(3) or 3(37)(A)) or any employee pension benefit plan within the meaning of ERISA Section 3(2) that is subject to Section 412 of the Code or Section 302 of ERISA or a multiple employer plan within the meaning of Section 413(c) of the Code or ERISA Sections 4063, 4064 or 4066.

(p)          There are no payments or changes in terms due to any insured person as a result of this Agreement, the Merger or the transactions contemplated herein, under any bank-owned, corporate-owned split dollar life insurance, other life insurance, or similar arrangement or Contract, and the Successor Corporation shall, upon and after the Effective Time, succeed to and have all the rights in, to and under such life insurance Contracts as Carolina Trust presently holds. Each Carolina Trust Entity will, upon the execution and delivery of this Agreement, and will continue to have, notwithstanding this Agreement or the consummation of the transaction contemplated hereby, all ownership rights and interest in all corporate or bank-owned life insurance.

(q)          Each Carolina Trust Benefit Plan may be amended or terminated by Carolina Trust without the consent of any Person.

(r)           No Carolina Trust Benefit Plan that is described in ERISA Section 3(2) is involved or connected with any fund or other investment that has or involves any early termination, market value adjustment or other similar fee, payment requirement, or other charge.

(s)          Other than agreements identified in Section 4.15(a) of the Carolina Trust Disclosure Memorandum, no Carolina Trust Benefit Plan, or other plan or arrangement, is subject to any requirement of Section 409A(a)(2), (3), or (4) of the Code.

(t)           Other than the Carolina Trust Benefit Plans identified in Section 4.15(a) of the Carolina Trust Disclosure Memorandum, no Carolina Trust Benefit Plan provides for the potential issuance of equity compensation.

(u)          No event has occurred or condition exists that could subject the Carolina Trust or any of its ERISA Affiliates to Liability (whether direct or indirect, contingent or otherwise) on account of a violation of the health care requirements of Part 6 or 7 of Title I of ERISA or Section 4980B or 4980D of the Code.

(v)          Each group health plan sponsored, maintained or contributed to by the Carolina Trust or any of its ERISA Affiliates (or to which the Carolina Trust or any of its ERISA Affiliates is obligated to contribute or otherwise has any liability or contingent liability) satisfies the requirements of the Patient Protection and Affordable Care Act and the regulations and guidance issued thereunder (“PPACA”), such that there is no Tax or penalty that could be imposed pursuant

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to the PPACA that relates to such group health plan. To Carolina Trust’s Knowledge, no condition exists that could cause the Carolina Trust or any of its ERISA Affiliates to incur Liability for any assessable payment under Section 4980H of the Code.

4.16	Material Contracts.

(a)          Except as reflected in the Carolina Trust Financial Statements, disclosed in Carolina Trust Exchange Act Reports or otherwise disclosed in Section 4.16(a) of the Carolina Trust Disclosure Memorandum, as of the date of this Agreement, none of the Carolina Trust Entities, nor any of their respective Assets, businesses, or operations, is a party to, or is bound or affected by, or receives benefits under, (i) any employment, bonus, severance, termination, consulting, or retirement Contract providing for aggregate payments to any Person in any calendar year in excess of $25,000, (ii) any Contract relating to the borrowing of money by any Carolina Trust Entity or the guarantee by any Carolina Trust Entity of any such obligation (other than Contracts evidencing the creation of deposit liabilities, endorsements or guarantees in connection with presentation of items for collection, purchases of federal funds, advances from the Federal Reserve or Federal Home Loan Bank, entry into repurchase agreements fully secured by U.S. government securities or U.S. government agency securities, advances of depository institution Subsidiaries incurred in the ordinary course of Carolina Trust’s business, and trade payables and Contracts relating to borrowings or guarantees made in the ordinary course of Carolina Trust’s business), (iii) any Contract which prohibits or restricts any Carolina Trust Entity or any personnel of a Carolina Trust Entity from engaging in any business activities in any geographic area, line of business or otherwise in competition with any other Person, (iv) any Contract involving Intellectual Property (other than Contracts entered into in the ordinary course with employees, vendors or customers, reasonable and customary confidentiality or nondisclosure agreements entered into with third parties, or “shrink-wrap” or “click-through” software licenses), (v) any Contract relating to the provision of data processing, network communication, or other technical services to or by any Carolina Trust Entity, (vi) any Contract relating to the purchase or sale of any goods or services (other than Contracts entered into in the ordinary course of business and involving payments under any individual Contract or series of contracts not in excess of $25,000), (vii) any exchange-traded or over-the-counter swap, forward, future, option, cap, floor, or collar financial Contract, or any other interest rate or foreign currency protection Contract or any Contract that is a combination thereof not included on its balance sheet, and (viii) any other Contract that would be required to be filed as an exhibit to a Form 10-K filed by Carolina Trust as of the date of this Agreement pursuant to the reporting requirements of the Exchange Act (together with all Contracts referred to in Sections 4.11 and 4.15(a), the “Carolina Trust Contracts”).

(b)          With respect to each Carolina Trust Contract, (i) the Contract is in full force and effect; (ii) no Carolina Trust Entity is in material Default thereunder; (iii) no Carolina Trust Entity has repudiated or waived any material provision of any such Contract; (iv) no other party to any such Contract is, to Carolina Trust’s Knowledge, in Default in any respect or has repudiated or waived any material provision thereunder; and (v) except as disclosed in Section 4.16(b) of the Carolina Trust Disclosure Memorandum, no consent which has not been or will not be obtained is required by a Contract for the execution, delivery, or performance of this Agreement, the consummation of the Merger or the other transactions contemplated hereby. Section 4.16(b) of the Carolina Trust Disclosure Memorandum lists every consent required by any Contract involving an amount in excess of $50,000. All of the indebtedness of any Carolina Trust Entity for money borrowed (other than deposit liabilities, purchases of federal funds, advances from the Federal Reserve or Federal Home Loan Bank, repurchase agreements fully secured by U.S. government securities or U.S. government agency securities, advances of depository institution Subsidiaries incurred in the ordinary course of Carolina Trust’s business, and trade payables and Contracts relating to

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borrowings or guarantees made in the ordinary course of Carolina Trust’s business) is prepayable at any time by such Carolina Trust Entity without penalty, premium or charge.

4.17	Privacy of Customer Information.

(a)          For the purposes contemplated by this Agreement, each Carolina Trust Entity has valid rights to use and transfer to Carolina Financial and to CresCom Bank all IIPI relating to customers, former customers, and prospective customers that will be transferred pursuant to this Agreement.

(b)          Each Carolina Trust Entity’s collection and use of such IIPI and the transfer of such IIPI to Carolina Financial or CresCom Bank complies in all material respects with Carolina Trust’s Gramm-Leach-Bliley Act privacy notice, the Gramm-Leach-Bliley Act, and the Fair Credit Reporting Act.

4.18	Legal Proceedings.

Except as disclosed in Section 4.18 of the Carolina Trust Disclosure Memorandum, there is no Litigation instituted or pending, or, to the Knowledge of Carolina Trust, threatened (or unasserted but considered probable of assertion) against any Carolina Trust Entity, or to Carolina Trust’s Knowledge, against any director, officer, employee, or agent of any Carolina Trust Entity in their capacities as such or with respect to any service to or on behalf of any Carolina Trust Benefit Plan or any other Person at the request of the Carolina Trust Entity or Carolina Trust Benefit Plan, or against any Asset, interest, or right of any of them, nor are there any Orders or judgments outstanding against any Carolina Trust Entity. No claim for indemnity has been made or, to Carolina Trust’s Knowledge, threatened by any director, officer, employee, independent contractor, or agent to any Carolina Trust Entity and to the Knowledge of Carolina Trust, no basis for any such claim exists.

4.19	Reports.

Except for immaterial late filings, since December 31, 2015, each Carolina Trust Entity has timely filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with Governmental Authorities. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws. As of their respective dates, such reports and documents did not, in all material respects, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.20	Internal Control.

Carolina Trust’s internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of Carolina Trust’s financial reporting and the preparation of Carolina Trust financial statements for external purposes in accordance with GAAP. Carolina Trust’s internal control over financial reporting is effective to provide reasonable assurance (i) regarding the maintenance of records, that in reasonable detail, accurately and fairly reflect the transactions and disposition of Carolina Trust’s consolidated Assets; (ii) that transactions are recorded as necessary to permit the preparation of Carolina Trust’s financial statements in accordance with GAAP and that receipts and expenditures are being made only in accordance with the authorizations of Carolina Trust’s management and directors; and (iii) regarding prevention or

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timely detection of unauthorized acquisition, use or disposition of Carolina Trust’s consolidated Assets that could have a material impact on Carolina Trust’s financial statements.

4.21	Loans to, and Transactions with, Executive Officers and Directors.

No Carolina Trust Entity has, since December 31, 2015, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of any Carolina Trust Entity, except as permitted by Section 13(k) of the Exchange Act and Federal Reserve Regulation O. Section 4.21 of the Carolina Trust Disclosure Memorandum sets forth a list of all Loans as of the date hereof by the Carolina Trust Entities to any directors, executive officers and principal shareholders (as such terms are defined in Regulation O of the Federal Reserve (12 C.F.R. Part 215)) of Carolina Trust or any Carolina Trust Entity. There are no employee, officer, director or other affiliate Loans on which the borrower is paying a rate other than that reflected in the note or other relevant credit or security agreement or on which the borrower is paying a rate which was below market rate for similar loans to similarly situated borrowers at the time the Loan was originated. All such Loans are and were originated in compliance in all material respects with all applicable laws. No director or executive officer of Carolina Trust or any Carolina Trust Entity, or any “associate” (as such term is defined in Rule 14a-1 under the Exchange Act) or related interest of any such Person, has any interest in any contract or property (real or personal, tangible or intangible), used in, or pertaining to, the business of Carolina Trust or any Carolina Trust Entity.

4.22	Approvals.

No Carolina Trust Entity nor, to the Knowledge of Carolina Trust, any Affiliate thereof, has taken or agreed to take any action or has any Knowledge of any fact or circumstance that is reasonably likely to materially impede or delay receipt of any required Consents or result in the imposition of a condition or restriction of the type referred to in the last sentence of Section 8.1(b). No Carolina Trust Entity is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil penalty by, or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request or suggestion of any Regulatory Authority or other Governmental Authority that restricts the conduct of its business or that relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (any such agreement, memorandum of understanding, letter, undertaking, order, directive or resolutions, whether or not set forth in the Carolina Trust Disclosure Memorandum, a “Carolina Trust Regulatory Agreement”), nor are there any pending or, to the Knowledge of Carolina Trust, threatened regulatory investigations or other actions by any Regulatory Authority or other Governmental Authority that could reasonably be expected to lead to the issuance of any such Carolina Trust Regulatory Agreement.

4.23	Brokers and Finders; Opinion of Financial Advisor.

Except for the Carolina Trust Financial Advisor, neither Carolina Trust nor any Carolina Trust Entity, or any of their respective officers, directors, employees, or Representatives, has employed any broker, finder, or investment banker or incurred any Liability for any financial advisory fees, investment banker’s fees, brokerage fees, commissions, or finder’s or other such fees in connection with this Agreement or the transactions contemplated hereby. Section 4.23 of the Carolina Trust Disclosure Memorandum lists the fees and expenses that are currently owed to the Carolina Trust Financial Advisor and that will be owed to the Carolina Trust Financial Advisor as a result of

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transactions contemplated by this Agreement. Carolina Trust has received the written opinion of the Carolina Trust Financial Advisor, dated as of the date of this Agreement, to the effect that the Merger Consideration is fair, from a financial point of view, to the holders of Carolina Trust Common Stock, a signed copy of which has been or will be delivered to Carolina Financial.

4.24	Board Recommendation.

Carolina Trust’s Board, at a meeting duly called and held, has by unanimous vote of the directors present (i) adopted this Agreement and approved the transactions contemplated hereby, including the Merger and the transactions contemplated hereby and thereby, and has determined that, taken together, they are fair to and in the best interests of Carolina Trust’s shareholders, and (ii) resolved, subject to the terms of this Agreement, to recommend that the holders of the shares of Carolina Trust Common Stock approve this Agreement, the Merger, and the related transactions and to call and hold a meeting of Carolina Trust’s shareholders at which this Agreement, the Merger, and the related transactions shall be submitted to the holders of the shares of Carolina Trust Common Stock for approval.

4.25	Statements True and Correct.

(a)          No statement, certificate, instrument, or other writing furnished or to be furnished by any Carolina Trust Entity or any Affiliate thereof to Carolina Financial pursuant to this Agreement or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)          None of the information supplied or to be supplied by any Carolina Trust Entity or any Affiliate thereof for inclusion in the Registration Statement to be filed by Carolina Financial with the SEC in connection with the Merger will (after taking into account any supplemental or amended information provided prior to approval), when the Registration Statement is declared effective by the SEC, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by the Carolina Trust Entity or any Affiliate thereof for inclusion in any final Proxy Statement/Prospectus to be mailed to the shareholders of Carolina Trust in connection with Carolina Trust’s Shareholders’ Meeting, and any other documents to be filed by any Carolina Trust Entity or any Affiliate thereof with any Regulatory Authority in connection with the transactions contemplated hereby, will, (after taking into account any supplemental or amended information provided prior to filing, mailing, or the date of Carolina Trust’s Shareholders’ Meeting) at the respective time such documents are filed, and with respect to any Proxy Statement/Prospectus, when first mailed to the shareholders of Carolina Trust be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement/Prospectus or any amendment thereof or supplement thereto, at the time of Carolina Trust’s Shareholders’ Meeting be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxies for the meeting.

(c)          All documents that any Carolina Trust Entity or any Affiliate thereof is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.

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4.26	Delivery of Carolina Trust Disclosure Memorandum.

Carolina Trust has delivered to Carolina Financial a complete Carolina Trust Disclosure Memorandum.

4.27	No Additional Representations.

Except for the representations and warranties specifically set forth in Article 4 of this Agreement, neither Carolina Trust nor any of its Affiliates or Representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to Carolina Financial, express or implied, at law or in equity, with respect to the transactions contemplated hereby, and Carolina Trust hereby disclaims any such representation or warranty by Carolina Trust or any of its officers, directors, employees, agents, or representatives, or any other person. Carolina Trust acknowledges and agrees that neither Carolina Financial nor any other Person has made or is making any express or implied representation or warranty other than those contained in Article 5.

Article 5
REPRESENTATIONS AND WARRANTIES OF CAROLINA FINANCIAL

Carolina Financial hereby represents and warrants to Carolina Trust as follows:

5.1	Organization, Standing, and Power.

Carolina Financial is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware and is a financial holding company within the meaning of the BHCA. CresCom Bank is a South Carolina state bank, duly organized, validly existing and in good standing under the laws of the State of South Carolina. Each of Carolina Financial and CresCom Bank has the corporate power and authority to carry on its business as now conducted and to own, lease, and operate its Assets. Each of Carolina Financial and CresCom Bank is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Carolina Financial Material Adverse Effect. The minute book and other organizational documents for each of Carolina Financial and CresCom Bank (including any and all amendments thereto) have been made available to Carolina Trust for its review and are complete and accurate as in effect as of the date of this Agreement and accurately reflect in all material respects all amendments thereto and all proceedings of the respective Board of Directors (including any committees of the Board of Directors) and stockholders thereof; provided, however, that to the extent that minutes for the most recent meetings have not been transcribed and finalized and minutes of deliberations regarding discussions with Carolina Trust may be redacted. CresCom Bank is an “insured institution” as defined in the Federal Deposit Insurance Act and applicable regulations thereunder, and the deposits held by CresCom Bank are insured up to applicable limits by the FDIC’s Deposit Insurance Fund.

5.2	Authority; No Breach by Agreement.

(a)          Carolina Financial has the corporate power and authority necessary to execute, deliver, and perform this Agreement and with respect to the Merger, upon the approval of the Merger, including any necessary approvals referred to in Sections 8.1(b) and 8.1(c), to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution,

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delivery, and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Carolina Financial. Subject to any necessary approvals referred to in Sections 8.1(b) and 8.1(c), this Agreement represents a legal, valid, and binding obligation of Carolina Financial, enforceable against Carolina Financial in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

(b)          Neither the execution and delivery of this Agreement by Carolina Financial, nor the consummation by Carolina Financial and CresCom Bank of the transactions contemplated hereby, nor compliance by Carolina Financial and CresCom Bank with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of Carolina Financial’s Certificate of Incorporation or Bylaws or the Articles of Incorporation or Bylaws of any Carolina Financial Subsidiary or any resolution adopted by the Board of Directors or the shareholders of any Carolina Financial Entity, or (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any material Asset of any Carolina Financial Entity under, any material Contract or material Permit of any Carolina Financial Entity or, (iii) subject to receipt of the requisite Consents referred to in Section 8.1(b), constitute or result in a Default under, or require any Consent pursuant to, any Law or Order applicable to any Carolina Financial Entity or any of their respective material Assets (including any Carolina Financial Entity becoming subject to or liable for the payment of any Tax on any of the Assets owned by any Carolina Financial Entity being reassessed or revalued by any Regulatory Authority).

(c)          Except for (a) the filing of applications and notices with, and approval of such applications and notices from, the Federal Reserve, the FDIC, the South Carolina Board of Financial Institutions and North Carolina Commissioner of Banks, (b) the filing of any other required applications, filings, or notices with any other federal or state banking, insurance or other regulatory or self-regulatory authorities or any courts, administrative agencies or commissions or other Governmental Authorities and approval of or non-objection to such applications, filings and notices, (c) the filing with the SEC of the Registration Statement in which the Proxy Statement/Prospectus will be included, and the declaration of effectiveness of the Registration Statement, (d) the filing of the Certificate of Merger and the Articles of Merger, (e) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the applicable provisions of federal and state securities laws relating to the regulation of broker-dealers, investment advisers or transfer agents, and federal commodities laws relating to the regulation of futures commission merchants and the rules and regulations thereunder and of any applicable industry self-regulatory organization, and the rules and regulations of the NASDAQ Stock Market, or that are required under consumer finance, mortgage banking and other similar laws, and (f) notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if any, no consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the consummation by Carolina Financial of the Merger and the other transactions contemplated by this Agreement. No consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the execution and delivery by Carolina Financial of this Agreement.

5.3	Capital Stock.

The authorized capital stock of Carolina Financial consists of 50,000,000 shares of Carolina Financial Common Stock, of which 22,282,862 shares are issued and outstanding as of the date of

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this Agreement, and 1,000,000 shares of Carolina Financial preferred stock, of which no shares are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of capital stock of Carolina Financial are duly and validly issued and outstanding and are fully paid and nonassessable. Carolina Financial Common Stock is listed for trading and quotation on the Nasdaq Capital Market. None of the outstanding shares of capital stock of Carolina Financial has been issued in violation of any preemptive rights of the current or past stockholders of Carolina Financial. The shares of Carolina Financial Common Stock to be issued in the Merger will be (i) duly authorized, validly issued, fully paid and nonassessable; (ii) registered under the Securities Act; and (iii) listed for trading and quotation on the Nasdaq Capital Market.

5.4	Carolina Financial Subsidiaries

Carolina Financial has no Subsidiaries except as set forth in the Carolina Financial Exchange Act Reports, and Carolina Financial owns all of the equity interests in each of its Subsidiaries. No capital stock (or other equity interest) of any such Subsidiary is or may become required to be issued (other than to another Carolina Financial Entity) by reason of any Rights, and there are no Contracts by which any such Subsidiary is bound to issue (other than to another Carolina Financial Entity) additional shares of its capital stock (or other equity interests) or Rights or by which any Carolina Financial Entity is or may be bound to transfer any shares of the capital stock (or other equity interests) of any such Subsidiary (other than to another Carolina Financial Entity). There are no Contracts relating to the rights of any Carolina Financial Entity to vote or to dispose of any shares of the capital stock (or other equity interests) of any such Subsidiary. All of the shares of capital stock (or other equity interests) of each Subsidiary are fully paid and nonassessable and are owned directly or indirectly by Carolina Financial free and clear of any Lien.

5.5	Exchange Act Filings; Offer and Sale of Securities; Financial Statements.

(a)          Carolina Financial has timely filed and made available to Carolina Trust all Exchange Act Documents required to be filed by Carolina Financial since December 31, 2016 (together with all such Exchange Act Documents filed, whether or not required to be filed, the “Carolina Financial Exchange Act Reports”). The Carolina Financial Exchange Act Reports (i) at the time filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or subsequent filing or, in the case of registration statements, at the effective date thereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Carolina Financial Exchange Act Reports or necessary in order to make the statements in such Carolina Financial Exchange Act Reports, in light of the circumstances under which they were made, not misleading. No Carolina Financial Subsidiary is required to file any Exchange Act Documents. Each offering or sale of securities by Carolina Financial (i) was either registered under the Securities Act or made pursuant to a valid exemption from registration, (ii) complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws, except for immaterial late “blue sky” filings, including disclosure and broker/dealer registration requirements, and (iii) was made pursuant to offering documents which did not, at the time of the offering (or, in the case of registration statements, at the effective date thereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated in the offering documents or necessary in order to make the statements in such documents, in light of the circumstances under which they were made, not misleading. Carolina Financial’s principal executive officer and principal financial officer have made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the Exchange Act

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thereunder with respect to the Carolina Financial Exchange Act Reports to the extent such rules or regulations applied at the time of the filing. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither Carolina Financial nor any of its officers has received notice from any Regulatory Authority questioning or challenging the accuracy, completeness, content, form, or manner of filing or submission of such certifications.

(b)          Each of the Carolina Financial Financial Statements (including, in each case, any related notes) contained in the Carolina Financial Exchange Act Reports, including any Carolina Financial Exchange Act Reports filed after the date of this Agreement until the Effective Time, complied, or will comply, as to form in all material respects with the applicable published rules and regulations of the Exchange Act with respect thereto, was, or will be, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by Form 10-Q of the Exchange Act), fairly presented in accordance with GAAP the consolidated financial position of Carolina Financial and its Subsidiaries as of the respective dates and the consolidated results of operations and cash flows for the periods indicated, including the fair values of the assets and liabilities shown therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect. The Carolina Financial Financial Statements are certified to the extent required by the Sarbanes-Oxley Act.

(c)          Carolina Financial’s independent registered public accountants, which have expressed their opinion with respect to the Financial Statements of Carolina Financial and its Subsidiaries whether or not included in Carolina Financial’s Exchange Act Reports (including the related notes), are and have been throughout the periods covered by such Financial Statements (x) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) (to the extent applicable during such period), (y) “independent” with respect to Carolina Financial within the meaning of Regulation S-X and, (z) with respect to Carolina Financial, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and related Securities Laws. Carolina Financial’s independent public accountants have audited Carolina Financial’s year-end financial statements, and have reviewed Carolina Financial’s interim financial statements that are included in the Financial Statements of Carolina Financial in accordance with Public Company Accounting Oversight Board Auditing Standard No. 4105.

(d)          Carolina Financial maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning Carolina Financial is made known on a timely basis to the individuals responsible for the preparation of Carolina Financial’s Exchange Act Documents.

5.6	Absence of Undisclosed Liabilities.

Neither Carolina Financial nor any of its Subsidiaries has incurred any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable, or otherwise and whether due or to become due), except for (i) those liabilities that are reflected or reserved against on the consolidated balance sheet of Carolina Financial included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (including any notes thereto), (ii) liabilities incurred in the ordinary course of business consistent in nature and amount with past practice since March 31, 2019, or (iii) liabilities incurred in connection with this Agreement and the transactions contemplated hereby. Neither Carolina Financial nor any of its Subsidiaries

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is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among Carolina Financial and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangement”), where the result, purpose or intended effect of such Contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, Carolina Financial or any of its Subsidiaries in Carolina Financial’s or such Subsidiary’s financial statements.

5.7	Absence of Certain Changes or Events.

Since December 31, 2018, (i) there have been no events, changes, or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Carolina Financial Material Adverse Effect, (ii) none of the Carolina Financial Entities has taken any action, or failed to take any action, prior to the date of this Agreement, which action or failure, if taken after the date of this Agreement, would represent or result in a material breach or violation of any covenants and agreements of Carolina Financial provided in this Agreement, and (iii) since December 31, 2018, the Carolina Financial Entities have conducted their respective businesses in the ordinary course of business consistent with past practice.

5.8	Tax Matters.

As of the date of this Agreement, it is the present intention, and as of the day of the Effective Time, it will be the present intention, of Carolina Financial to continue, either through Carolina Financial or through a member of Carolina Financial’s “qualified group” within the meaning of Treasury Regulations Section 1.368-1(d)(4)(ii) (the “Qualified Group”), at least one significant historic business line of Carolina Trust, or to use at least a significant portion of Carolina Trust’s historic business assets in a business, in each case within the meaning of Treasury Regulations Section 1.368-1(d). As of the date of this Agreement and as of the Effective Time, neither Carolina Financial nor any “related person” (as defined in Treasury Regulations Section 1.368-1(e)(4)) to Carolina Financial has or will have any plan or intention to redeem or reacquire, either directly or indirectly, any of the Carolina Financial Common Stock issued to the holders of Carolina Trust Common Stock in connection with the Merger. As of the date of this Agreement and as of the Effective Time, Carolina Financial does not have and will not have any plan or intention to sell or otherwise dispose of any of the assets of Carolina Trust acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code or described and permitted in Treasury Regulations Section 1.368-2(k).

5.9	Compliance with Laws.

(a)          Carolina Financial is a financial holding company duly registered and in good standing as such with the Federal Reserve. CresCom Bank is a state chartered bank in good standing with the South Carolina Board of Financial Institutions.

(b)          Compliance with Permits, Laws and Orders.

(i)            Each of the Carolina Financial Entities has in effect all Permits and has made all filings, applications, and registrations with Governmental Authorities that are required for it to own, lease, or operate its assets and to carry on its business as now conducted, and to the Knowledge of Carolina Financial, there has occurred no Default under any such Permit applicable to their respective businesses or employees conducting their respective businesses.

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(ii)           To the Knowledge of Carolina Financial, none of the Carolina Financial Entities is in material Default under any Laws or Orders applicable to its business or employees conducting its business.

(iii)             None of the Carolina Financial Entities has received any notification or communication from any Governmental Authority (A) asserting that Carolina Financial or any of its Subsidiaries is in Default under any of the Permits, Laws, or Orders which such Governmental Authority enforces, (B) threatening to revoke any Permits, or (C) requiring Carolina Financial or any of its Subsidiaries (x) to enter into or consent to the issuance of a cease and desist order, formal agreement, directive, commitment, or memorandum of understanding, or (y) to adopt any resolution of its Board of Directors or similar undertaking.

(iv)             There (A) is no material unresolved legal violation cited by any Governmental Authority with respect to any report or statement relating to any examinations or inspections of Carolina Financial or any of its Subsidiaries, (B) are no written notices or correspondence received by Carolina Financial with respect to pending formal inquiries of a material nature by, or disputes with, any Governmental Authority with respect to Carolina Financial’s or any of Carolina Financial’s Subsidiaries’ business, operations, policies, or procedures since its inception, and (C) to the Knowledge of Carolina Financial, is no investigation or review by any Governmental Authority is pending or threatened, nor has any Governmental Authority indicated an intention to conduct, any investigation or review (other than regular or routine examinations or inspections) of it or any of its Subsidiaries.

(v)           None of the Carolina Financial Entities nor, to the Knowledge of Carolina Financial, any of its directors, officers, employees, or Representatives acting on its behalf has offered, paid, or agreed to pay any Person, including any Government Authority, directly or indirectly, any thing of value for the purpose of, or with the intent of obtaining or retaining any business in violation of applicable Laws, including (1) using any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity, (2) making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (3) violating any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (4) making any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.

(vi)             Each Carolina Financial Entity has complied in all material respects with all requirements of Law under the Bank Secrecy Act and the USA Patriot Act, and each Carolina Financial Entity has timely filed all reports of suspicious activity, including those required under 12 C.F.R. § 353.3.

(vii)           Each Carolina Financial Entity’s collection and use of IIPI complies in all material respects with Carolina Financial’s Gramm-Leach-Bliley Act privacy notice, the Gramm-Leach-Bliley Act, and the Fair Credit Reporting Act.

5.10	Legal Proceedings.

There is no Litigation instituted or pending, or, to the Knowledge of Carolina Financial, threatened (or unasserted but considered probable of assertion) against Carolina Financial, or to Carolina Financial’s Knowledge, against any director, officer, employee, or agent of Carolina Financial in their capacities as such or with respect to any service to or on behalf of any Employee Benefit Plan or any other Person at the request of the Carolina Financial or Employee Benefit Plan of Carolina Financial, or against any Asset, interest, or right of any of them, nor are there

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any Orders or judgments outstanding against Carolina Financial; and no claim for indemnity has been made or, to Carolina Financial’s Knowledge, threatened by any director, officer, employee, independent contractor, or agent to Carolina Financial and, to the Knowledge of Carolina Financial, no basis for any such claim exists.

5.11	Reports.

Except for immaterial late filings, since December 31, 2016, each Carolina Financial Entity has timely filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with Governmental Authorities. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws. As of their respective date, such reports and documents did not, in all material respects, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.12	Internal Control.

Carolina Financial ’s internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of Carolina Financial’s financial reporting and the preparation of Carolina Financial’s financial statements for external purposes in accordance with GAAP. Carolina Financial’s internal control over financial reporting is effective to provide reasonable assurance (i) regarding the maintenance of records, that in reasonable detail, accurately and fairly reflect the transactions and disposition of Carolina Financial’s consolidated Assets; (ii) that transactions are recorded as necessary to permit the preparation of Carolina Financial’s financial statements in accordance with GAAP and that receipts and expenditures are being made only in accordance with the authorizations of Carolina Financial’s management and directors; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of Carolina Financial’s consolidated Assets that could have a material impact on Carolina Financial’s consolidated financial statements.

5.13	Approvals.

No Carolina Financial Entity is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil penalty by, or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request or suggestion of any Regulatory Authority or other Governmental Authority that restricts the conduct of its business or that relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (any such agreement, memorandum of understanding, letter, undertaking, order, directive or resolutions, a “Carolina Financial Regulatory Agreement”), nor are there any pending or, to the Knowledge of Carolina Financial, threatened regulatory investigations or other actions by any Regulatory Authority or other Governmental Authority that could reasonably be expected to lead to the issuance of any such Carolina Financial Regulatory Agreement.

5.14	Brokers and Finders; Opinion of Financial Advisor.

Except for the Carolina Financial Financial Advisor, neither Carolina Financial nor any Carolina Financial Entity, or any of their respective officers, directors, employees, or Representatives, has employed any broker, finder or investment banker or incurred any Liability for any financial

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advisory fees, investment bankers’ fees, brokerage fees, commissions, or finder’s or other such fees in connection with this Agreement or the transactions contemplated hereby. The board of directors of Carolina Financial has received the opinion of the Carolina Financial Financial Advisor (which, if initially rendered orally, has been or will be confirmed by a written opinion, dated the same date) to the effect that, as of the date of such opinion, and based upon and subject to the factors, assumptions and qualifications contained therein, the Merger Consideration is fair, from a financial point of view, to Carolina Financial.

5.15	Certain Actions.

No Carolina Financial Entity or any Affiliate thereof has taken or agreed to take any action or has any Knowledge of any fact or circumstance that is reasonably likely to materially impede or delay receipt of any required Consents or result in the imposition of a condition or restriction of the type referred to in the last sentence of Section 8.1(b).

5.16	Available Consideration.

Carolina Financial has available to it, or as of the Effective Time will have available to it, sufficient shares of authorized and unissued Carolina Financial Common Stock and all funds necessary for the issuance and payment of the Merger Consideration and has funds available to it to satisfy its payment obligations under this Agreement.

5.17	Statements True and Correct.

(a)          No statement, certificate, instrument, or other writing furnished or to be furnished by any Carolina Financial Entity or any Affiliate thereof to Carolina Trust pursuant to this Agreement or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)          None of the information supplied or to be supplied by any Carolina Financial Entity or any Affiliate thereof for inclusion in the Registration Statement to be filed by Carolina Financial with the SEC in connection with the Merger will (after taking into account any supplemental or amended information provided prior to approval), when the Registration Statement is declared effective by the SEC, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by any Carolina Financial Entity or any Affiliate thereof for inclusion in any final Proxy Statement/Prospectus to be mailed to the shareholders of Carolina Trust in connection with Carolina Trust’s Shareholders’ Meeting, and any other documents to be filed by any Carolina Financial Entity or any Affiliate thereof with any Regulatory Authority in connection with the transactions contemplated hereby, will, (after taking into account any supplemental or amended information provided prior to filing, mailing, or the date of Carolina Trust’s Shareholders’ Meeting) at the respective time such documents are filed, and with respect to any Proxy Statement/Prospectus, when first mailed to the shareholders of Carolina Trust be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Proxy Statement/Prospectus or any amendment thereof or supplement thereto, at the time of Carolina Trust’s Shareholders’ Meeting, be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxies for each meeting.

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(c)          All documents that any Carolina Financial Entity or any Affiliate thereof is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.

5.18	No Additional Representations.

Except for the representations and warranties specifically set forth in Article 5 of this Agreement, neither Carolina Financial nor any of its Affiliates or Representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to Carolina Trust, express or implied, at law or in equity, with respect to the transactions contemplated hereby, and Carolina Financial hereby disclaims any such representation or warranty by Carolina Financial or any of its officers, directors, employees, agents, or representatives, or any other person. Carolina Financial acknowledges and agrees that neither Carolina Trust nor any other Person has made or is making any express or implied representation or warranty other than those contained in Article 4.

Article 6
CONDUCT OF BUSINESS PENDING CONSUMMATION

6.1	Affirmative Covenants of Carolina Trust and Carolina Financial.

(a)          From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written consent of Carolina Financial shall have been obtained, and except as otherwise expressly contemplated herein, Carolina Trust shall, and shall cause each of its Subsidiaries to, (i) operate its business only in the usual, regular, and ordinary course, (ii) use commercially reasonable efforts to preserve intact its business organization and Assets and maintain its rights and franchises, (iii) use commercially reasonable efforts to cause its representations and warranties to be correct at all times, (iv) use best efforts to provide all information requested by Carolina Financial related to loans or other transactions made by Carolina Trust with a value equal to or exceeding $1,000,000, and (v) take no action which would reasonably be expected to (A) adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the last sentences of Sections 8.1(b) or 8.1(c), or (B) materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement.

(b)          From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written consent of Carolina Trust shall have been obtained, and except as otherwise expressly contemplated herein, Carolina Financial shall, and shall cause each of its Subsidiaries to, (i) operate its business only in the usual, regular, and ordinary course, (ii) use commercially reasonable efforts to preserve intact its business organization and Assets and maintain its rights and franchises, (iii) use commercially reasonable efforts to cause its representations and warranties to be correct at all times, and (iv) take no action which would (A) adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the last sentences of Sections 8.1(b) or 8.1(c), or (B) materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement.

(c)          Carolina Trust and Carolina Financial each shall, and shall cause each of its Subsidiaries to, cooperate with the other Party and provide all necessary corporate approvals, and cooperate in seeking all approvals of any business combinations of such Carolina Trust and its Subsidiaries requested by Carolina Financial, provided, the effective time of such business combinations is on or after the Effective Time of the Merger.

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6.2	Negative Covenants of Carolina Trust.

From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written consent of Carolina Financial shall have been obtained (not to be unreasonably withheld or delayed), and except as otherwise expressly contemplated herein, Carolina Trust covenants and agrees that it will not do or agree or commit to do, or permit any of its Subsidiaries to do or agree or commit to do, any of the following:

(a)          amend the Articles of Incorporation, Bylaws, or other governing instruments of any Carolina Trust Entity;

(b)          incur any additional debt obligation or other obligation for borrowed money in excess of an aggregate of $500,000 except in the ordinary course of the business of any Carolina Trust Entity consistent with past practices (which exception shall include, for Carolina Trust Entities that are depository institutions, creation of deposit liabilities, purchases of federal funds, advances from the Federal Home Loan Bank and the Federal Reserve Bank, and entry into repurchase agreements fully secured by U.S. government securities or U.S. government agency securities), or impose, or suffer the imposition, on any Asset of any Carolina Trust Entity of any Lien or permit any such Lien to exist (other than in connection with public deposits, repurchase agreements, bankers’ acceptances, “treasury tax and loan” accounts established in the ordinary course of business of Subsidiaries that are depository institutions, the satisfaction of legal requirements in the exercise of trust powers, and Liens in effect as of the date hereof that are disclosed in the Carolina Trust Disclosure Memorandum);

(c)          repurchase, redeem, or otherwise acquire or exchange (other than exchanges in the ordinary course under employee benefit plans or as required by this Agreement), directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of any Carolina Trust Entity, or declare or pay any dividend or make any other distribution in respect of Carolina Trust’s capital stock;

(d)          except for this Agreement or upon the exercise of Carolina Trust Options, issue, sell, pledge, encumber, authorize the issuance of, enter into any Contract to issue, sell, pledge, encumber, or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of Carolina Trust Common Stock, any other capital stock of any Carolina Trust Entity, or any Right;

(e)          adjust, split, combine, or reclassify any capital stock of any Carolina Trust Entity or issue or authorize the issuance of any other securities in respect of or in substitution for shares of Carolina Trust Common Stock, or sell, lease, mortgage, or otherwise dispose of (i) any shares of capital stock of any Carolina Trust Subsidiary or (ii) any Asset other than in the ordinary course of business for reasonable and adequate consideration;

(f)           purchase any securities or make any material investment except in the ordinary course of business consistent with past practice, either by purchase of stock or securities, contributions to capital, Asset transfers, or purchase of any Assets, in any Person other than a wholly owned Carolina Trust Subsidiary, or otherwise acquire direct or indirect control over any Person, other than in connection with foreclosures of loans in the ordinary course of business;

(g)          except as disclosed on Section 6.2 of the Carolina Trust Disclosure Memorandum or as contemplated by this Agreement, (i) grant any bonus or increase in compensation or benefits in excess of $5,000 to any individual employee, officer or director of any Carolina Trust Entity (except in accordance with past practice), (ii) enter into any new commitment or agreement to pay any

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severance or termination pay, or any stay or other bonus to any Carolina Trust director, officer or employee (except for any agreements entered into pursuant to Section 7.9(g) of this Agreement), (iii) enter into or amend any severance agreements with officers, employees, directors, independent contractors, or agents of any Carolina Trust Entity, (iv) change any fees or other compensation or other benefits to directors of any Carolina Trust Entity, (v) waive any stock repurchase rights, accelerate, amend, or change the period of exercisability of any Rights or restricted stock, or reprice Rights granted under the outstanding Carolina Trust Options or authorize cash payments in exchange for any Rights; or (vi) except to the extent required under applicable Law or existing Contracts, accelerate, vest or commit or agree to accelerate or vest any amounts, benefits or rights payable by any Carolina Trust Entity;

(h)          enter into or amend any employment Contract between any Carolina Trust Entity and any Person (unless such amendment is required by Law or this Agreement) that the Carolina Trust Entity does not have the unconditional right to terminate without Liability (other than Liability for services already rendered), at any time on or after the Effective Time;

(i)           adopt any new employee benefit plan of any Carolina Trust Entity or, except as disclosed in Section 6.2 of the Carolina Trust Disclosure Memorandum, terminate or withdraw from, or make any material change in or to, any existing employee benefit plans, welfare plans, insurance, stock or other plans of any Carolina Trust Entity other than any such change that is required by Law or to maintain continuous benefits at current levels or that, in the reasonable judgment of counsel, is necessary or advisable to maintain the tax qualified status of any such plan, or make any distributions from such employee benefit or welfare plans, except as required by Law, the terms of such plans or consistent with past practice;

(j)           make any change in any Tax or accounting methods, systems of internal accounting controls or schedule of internal audits, except as may be appropriate and necessary to conform to changes in Tax Laws, regulatory accounting requirements, or GAAP or at the specific request of Carolina Financial;

(k)          commence any Litigation other than in accordance with past practice or settle any Litigation involving any Liability of any Carolina Trust Entity for money damages or restrictions upon the operations of any Carolina Trust Entity;

(l)           enter into, modify, amend, or terminate any material Contract other than with respect to those involving aggregate payments of less than, or the provision of goods or services with a market value of less than, $50,000 per annum and other than Contracts covered by Sections 6.2(m), (n), (o) or (p);

(m)         enter into or make any Consumer Loan with a value equal to or exceeding $250,000;

(n)          enter into or make any loans or extensions of credit with a value equal to or exceeding $2,500,000, other than residential mortgage loans for which Carolina Trust has a commitment to buy from a reputable investor (for the avoidance of doubt, such limit shall apply to separate extensions of credit and not to the total credit exposure to any Person);

(o)          enter into or make any loans that exceed internal policy or regulatory loan-to-value guidelines;

(p)          except in the ordinary course of business, (i) modify any existing loan, lease (credit equivalent), advance, credit enhancement or other extension of credit except, with respect to any

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existing extension of credit with an unpaid balance of less than $250,000 (for the avoidance of doubt, such limit shall apply to separate extensions of credit and not to the total credit exposure to any Person), in conformity with existing lending policies and practices, (ii) waive, release, compromise, or assign any material rights or claims, or (iii) make any adverse changes in the mix, rates, terms, or maturities of Carolina Trust’s deposits and other Liabilities.

(q)          except for loans or extensions of credit made on terms generally available to the public, make or increase any loan or other extension of credit, or commit to make or increase any such loan or extension of credit, to any director or executive officer of Carolina Trust or Carolina Trust Bank, or any entity controlled, directly or indirectly, by any of the foregoing, other than renewals of existing loans or commitments to loan;

(r)           except in the ordinary course of business, restructure or materially change its investment securities portfolio or its interest rate risk position, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;

(s)          make any capital expenditures other than pursuant to binding commitments existing on the date hereof and other than expenditures of less than $50,000 and expenditures otherwise necessary to maintain existing assets in good repair or to make payment of necessary Taxes;

(t)           establish or commit to the establishment of any new branch or other office facilities or file any application to relocate or terminate the operation of any banking office;

(u)          take any action that is intended or expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article 8 not being satisfied or in a violation of any provision of this Agreement;

(v)          knowingly take any action that would prevent or impede the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(w)         agree to take, make any commitment to take, or adopt any resolutions of its Board of Directors in support of, any of the actions prohibited by this Section 6.2;

(x)           maintain Carolina Trust Bank’s allowance for loan losses in a manner inconsistent with GAAP and applicable regulatory guidelines and accounting principles, practices and methods consistent with past practices of Carolina Trust Bank; or

(y)          take any action or fail to take any action that at the time of such action or inaction is reasonably likely to prevent, or would be reasonably likely to materially interfere with, the consummation of the Merger.

6.3	Adverse Changes in Condition.

Each Party agrees to give written notice promptly to the other Party upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of its Subsidiaries which (i) has had or is reasonably likely to have, individually or in the aggregate, a Carolina Trust Material Adverse Effect or a Carolina Financial Material Adverse Effect, as applicable, (ii) would cause or constitute a material breach of any of its representations, warranties, or covenants contained herein, or (iii) would be reasonably likely to prevent or materially interfere with the consummation of the Merger, and to use its reasonable efforts to prevent or promptly to remedy the same.

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6.4	Reports.

Each of Carolina Financial and its Subsidiaries and Carolina Trust and the Carolina Trust Entities shall file all reports required to be filed by it with Regulatory Authorities between the date of this Agreement and the Effective Time and shall make available to the other Party copies of all such reports promptly after the same are filed. Carolina Trust and the Carolina Trust Entities shall also make available to Carolina Financial monthly financial statements, copies of all written materials provided to members of Carolina Trust’s board of Directors in connection with its regular monthly meetings (other than reports or presentations prepared by the Carolina Trust Financial Advisor or legal counsel in connection with the Merger or materials containing confidential supervisory information) and quarterly call reports following distribution to Carolina Trust’s Board of Directors or filing, as applicable. The financial statements of Carolina Financial and Carolina Trust, whether or not contained in any such reports filed under the Exchange Act or with any other Regulatory Authority, will fairly present the consolidated financial position of the entity filing such statements as of the dates indicated and the consolidated results of operations, changes in shareholders’ or stockholders’ equity, as applicable, and cash flows for the periods then ended in accordance with GAAP (subject in the case of interim financial statements to normal recurring year-end adjustments that are not material). As of their respective dates, such reports of Carolina Financial and Carolina Trust filed under the Exchange Act or with any other Regulatory Authority will comply in all material respects with the Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any financial statements contained in any other reports to another Regulatory Authority shall be prepared in accordance with the Laws applicable to such reports.

6.5	Carolina Financial Use and Disclosure of IIPI.

Carolina Financial acknowledges that IIPI disclosed to Carolina Financial Entities in connection with the Agreement has been and will be disclosed pursuant to 15 U.S.C. 6802(e)(7). Carolina Financial Entities may not use or disclose IIPI, nor permit the use or disclosure of IIPI, other than for the purposes described in 15 U.S.C. § 6802(e)(7).

Article 7

ADDITIONAL AGREEMENTS

7.1	Shareholder Approval.

(a)          Unless this Agreement has been terminated in accordance with its terms, Carolina Trust shall submit to its shareholders this Agreement and any other matters required to be approved by shareholders in order to carry out the intentions of this Agreement. In furtherance of that obligation, Carolina Trust shall take, in accordance with applicable Law and its Articles of Incorporation and Bylaws, all action necessary to call, give notice of, convene, and hold Carolina Trust’s Shareholders’ Meeting as soon as reasonably practicable. Carolina Trust’s Board shall recommend that its shareholders approve this Agreement in accordance with the NCBCA (the “Carolina Trust Recommendation”) and shall include such recommendation in the Proxy Statement/Prospectus, except to the extent Carolina Trust’s Board has made an Adverse Recommendation Change (as defined below) in accordance with the terms of this Agreement. Subject to Section 7.1(b) and 7.3, Carolina Trust shall solicit and use its commercially reasonable efforts to obtain the Requisite Carolina Trust Shareholder Vote.

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(b)          Neither Carolina Trust’s Board nor any committee thereof shall, except as expressly permitted by this Section 7.1(b), (i) withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, in a manner adverse to Carolina Financial, the Carolina Trust Recommendation or (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal (each, an “Adverse Recommendation Change”). Notwithstanding the foregoing, prior to the Requisite Carolina Trust Shareholder Vote, Carolina Trust’s Board may make an Adverse Recommendation Change if and only if (A) a material development or material change in circumstance occurs, arises or becomes known to Carolina Trust’s Board after the date of this Agreement unrelated to any potential or actual Acquisition Proposal (such material development or change in circumstances being referred to as an “Intervening Event”) and Carolina Trust’s Board determines in good faith, after consultation with Carolina Trust’s outside counsel, that in light of such Intervening Event an Adverse Recommendation Change is required in order for Carolina Trust’s Board to comply with its fiduciary obligations to Carolina Trust’s shareholders under applicable Law, or (B):

(i)            Carolina Trust’s Board determines in good faith, after consultation with the Carolina Trust Financial Advisor and outside counsel, that it has received an Acquisition Proposal (that did not result from a breach of Section 7.3) that is a Superior Proposal;

(ii)           Carolina Trust’s Board determines in good faith, after consultation with Carolina Trust’s outside counsel, that a failure to accept such Superior Proposal would result in Carolina Trust’s Board breaching its fiduciary duties to Carolina Trust and its shareholders under applicable Law;

(iii)             Carolina Trust’s Board provides written notice (a “Notice of Recommendation Change”) to Carolina Financial of its receipt of the Superior Proposal and its intent to announce an Adverse Recommendation Change on the fifth business day following delivery of such notice, which notice shall specify the material terms and conditions of the Superior Proposal (and include a copy thereof with all accompanying documentation, if in writing) and identify the Person or Group making such Superior Proposal (it being understood that any amendment to any material term of such Superior Proposal shall require a new Notice of Recommendation Change, except that, in such case, the five business day period referred to in this clause (iii) and in clauses (iv) and (v) shall be reduced to three business days following the giving of such new Notice of Recommendation Change);

(iv)             after providing such Notice of Recommendation Change, Carolina Trust shall negotiate in good faith with Carolina Financial (if requested by Carolina Financial) and provide Carolina Financial reasonable opportunity during the subsequent five business day period to make such adjustments in the terms and conditions of this Agreement as would enable Carolina Trust’s Board to proceed without an Adverse Recommendation Change (provided, however, that Carolina Financial shall not be required to propose any such adjustments); and

(v)           Carolina Trust’s Board, following such five business day period, again determines in good faith, after consultation with the Carolina Trust Financial Advisor and outside counsel, that such Acquisition Proposal nonetheless continues to constitute a Superior Proposal and that failure to take such action would violate their fiduciary duties to Carolina Trust and its shareholders under applicable Law.

(c)           Notwithstanding any other provision of this Agreement, except to the extent prohibited by the NCBCA as determined by Carolina Trust after consultation with Carolina Trust’s outside counsel, Carolina Trust shall submit this Agreement to its shareholders at Carolina Trust’s

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Shareholders’ Meeting even if Carolina Trust’s Board has made an Adverse Recommendation Change, in which case Carolina Trust’s Board may communicate the Adverse Recommendation Change and the basis for it to the shareholders of Carolina Trust in the Proxy Statement/Prospectus or any appropriate amendment or supplement thereto; provided, however, that Carolina Trust may postpone or adjourn Carolina Trust’s Shareholders’ Meeting: (i) with the consent of Carolina Financial; (ii) for the absence of a quorum; (iii) to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement/Prospectus is provided to the shareholders of Carolina Trust within a reasonable period of time in advance of Carolina Trust’s Shareholders’ Meeting; (iv) to allow reasonable additional time to solicit additional proxies; (v) if required by applicable Law; or (vi) if Carolina Trust has provided a Notice of Recommendation Change to Carolina Financial pursuant to Section 7.1(b)(iii) and the notice period contemplated by Section 7.1(b)(iii) has not yet expired.

7.2	Securities Act Compliance.

(a)          As promptly as reasonably practicable following the date hereof, Carolina Financial shall prepare and file with the SEC the Registration Statement, which shall include the Proxy Statement/Prospectus and constitute the prospectus relating to the shares of Carolina Financial Common Stock to be issued in the Merger. Carolina Trust will furnish to Carolina Financial the information required to be included in the Registration Statement with respect to its business and affairs and shall have the right to review and consult with Carolina Financial on the form of, and any characterizations of such information included in, the Registration Statement prior to its being filed with the SEC. Carolina Financial shall use reasonable best efforts to have the Registration Statement declared effective by the SEC and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the transactions contemplated hereby. Carolina Financial and Carolina Trust will use their reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to the Carolina Trust shareholders as promptly as practicable after the Registration Statement is declared effective under the Securities Act. Carolina Financial will advise Carolina Trust, promptly after it receives notice thereof, of the time when the Registration Statement has become effective, the issuance of any stop order, the suspension of the qualification of the Carolina Financial Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Proxy Statement/Prospectus or the Registration Statement. If at any time prior to the Effective Time any information relating to Carolina Financial or Carolina Trust, or any of their respective affiliates, officers or directors, should be discovered by Carolina Financial or Carolina Trust which should be set forth in an amendment or supplement to any of the Registration Statement or the Proxy Statement/Prospectus so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party hereto and, to the extent required by law, rules or regulations, an appropriate amendment or supplement describing such information shall be promptly filed by Carolina Financial with the SEC and disseminated by Carolina Trust to its shareholders.

(b)          Carolina Financial shall also take any action required to be taken under any applicable state securities laws in connection with the Merger and each of Carolina Financial and Carolina Trust shall furnish all information concerning it and the holders of Carolina Trust Common Stock as may be reasonably requested in connection with any such action.

(c)          Prior to the Effective Time, Carolina Financial shall notify the NASDAQ Stock Market of the additional shares of Carolina Financial Common Stock to be issued by Carolina Financial in exchange for the shares of Carolina Trust Common Stock.

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7.3	Other Offers, etc.

(a)          From the date of this Agreement through the first to occur of the Effective Time or termination of this Agreement, each Carolina Trust Entity shall not, and shall cause its Affiliates and Representatives not to, directly or indirectly (i) solicit or initiate, or knowingly encourage, induce or knowingly facilitate the making, submission, or announcement of any proposal that constitutes an Acquisition Proposal, (ii) participate in any discussions (except to notify a third party of the existence of restrictions provided in this Section 7.3 or to clarify the terms and conditions of an unsolicited Acquisition Proposal) or negotiations regarding, or disclose or provide any nonpublic information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes an Acquisition Proposal, (iii) enter into any agreement (including any agreement in principle, letter of intent or understanding, merger agreement, stock purchase agreement, asset purchase agreement, or share exchange agreement, but excluding a confidentiality agreement of the type described below) (an “Acquisition Agreement”) contemplating or otherwise relating to any Acquisition Transaction, or (iv) propose or agree to do any of the foregoing; provided, however, that prior to the Requisite Carolina Trust Shareholder Vote, this Section 7.3 shall not prohibit a Carolina Trust Entity from furnishing nonpublic information regarding any Carolina Trust Entity to, or entering into a confidentiality agreement or discussions or negotiations with, any Person or Group in response to a bona fide, unsolicited written Acquisition Proposal submitted by such Person or Group (and not withdrawn) if and only if: (A) no Carolina Trust Entity or Representative or Affiliate thereof shall have violated any of the restrictions set forth in this Section 7.3 (other than any breach of such obligation that is unintentional and immaterial and did not result in the submission of such Acquisition Proposal), (B) Carolina Trust’s Board shall have determined in good faith, after consultation with the Carolina Trust Financial Advisor and Carolina Trust’s outside counsel, that such Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal, (C) Carolina Trust’s Board concludes in good faith, after consultation with its outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law to Carolina Trust and its shareholders, (D) (1) at least two business days prior to furnishing any such nonpublic information to, or entering into discussions or negotiations with, such Person or Group, Carolina Trust gives Carolina Financial written notice (which may be by electronic mail) of the identity of such Person or Group and of Carolina Trust’s intention to furnish nonpublic information to, or enter into discussions or negotiations with, such Person or Group, and (2) Carolina Trust receives from such Person or Group an executed confidentiality agreement containing terms no less favorable to the disclosing Party than the confidentiality terms of this Agreement, and (E) contemporaneously with furnishing any such nonpublic information to such Person or Group, Carolina Trust furnishes such nonpublic information to Carolina Financial (to the extent such nonpublic information has not been previously furnished by Carolina Trust to Carolina Financial). In addition to the foregoing, Carolina Trust shall provide Carolina Financial with at least two business days’ prior written notice of a meeting of Carolina Trust’s Board at which meeting Carolina Trust’s Board is reasonably expected to resolve to recommend the Acquisition Agreement as a Superior Proposal to its shareholders, and Carolina Trust shall keep Carolina Financial reasonably informed on a prompt basis, of the status and material terms of such Acquisition Proposal, including any material amendments or proposed amendments as to price and other material terms thereof.

(b)          In addition to the obligations of Carolina Trust set forth in this Section 7.3, as promptly as practicable, after any of the directors or executive officers of Carolina Trust become aware thereof, Carolina Trust shall advise Carolina Financial of any request received by Carolina Trust for nonpublic information which Carolina Trust reasonably believes could lead to an Acquisition Proposal or of any Acquisition Proposal, the material terms and conditions of such request

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or Acquisition Proposal, and the identity of the Person or Group making any such request or Acquisition Proposal. Carolina Trust shall keep Carolina Financial informed promptly of material amendments or modifications to any such request or Acquisition Proposal.

(c)          Carolina Trust shall, and shall cause its and each Carolina Trust Entity’s directors, officers, employees, and Representatives to immediately cease any and all existing activities, discussions, or negotiations with any Persons conducted heretofore with respect to any Acquisition Proposal and will use and cause to be used all commercially reasonable best efforts to enforce any confidentiality or similar or related agreement relating to any Acquisition Proposal.

(d)          Nothing contained in this Agreement shall prevent a Party or its Board of Directors from (i) complying with Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal, provided, however, that such Rule will in no way eliminate or modify the effect that any action pursuant to such Rule would otherwise have under this Agreement; (ii) making any disclosure to Carolina Trust’s shareholders if Carolina Trust’s Board determines in good faith, after consultation with its outside legal counsel, that the failure to make such disclosure would be reasonably likely to be inconsistent with applicable Law, (iii) informing any Person of the existence of the provisions contained in this Section 7.3 or (iv) making any “stop, look and listen” communication to Carolina Trust’s shareholders pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communication to Carolina Trust’s shareholders).

7.4	Consents of Regulatory Authorities.

The Parties hereto shall cooperate with each other and use their commercially reasonable efforts to promptly prepare and file all necessary documentation and applications, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all Consents of all Regulatory Authorities and other Persons which are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger). The Parties agree that they will consult with each other with respect to the obtaining of all Consents of all Regulatory Authorities and other Persons necessary or advisable to consummate the transactions contemplated by this Agreement and each Party will keep the other apprised of the status of matters relating to consummation of the transactions contemplated herein. Each Party also shall promptly advise the other upon receiving any communication from any Regulatory Authority or other Person whose Consent is required for consummation of the transactions contemplated by this Agreement which causes such Party to believe that there is a reasonable likelihood that any requisite Consent will not be obtained or that the receipt of any such Consent will be materially delayed.

7.5	Agreement as to Efforts to Consummate.

Subject to the terms and conditions of this Agreement, each Party agrees to use, and to cause its Subsidiaries to use, its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable after the date of this Agreement, the transactions contemplated by this Agreement, including using its commercially reasonable efforts to lift or rescind any Order adversely affecting its ability to consummate the transactions contemplated herein and to cause to be satisfied the conditions referred to in Article 8; provided, however, that nothing herein shall preclude either Party from exercising its rights under this Agreement.

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7.6	Investigation and Confidentiality.

(a)          Prior to the Effective Time, each Party shall keep the other Party advised of all material developments relevant to its business and the consummation of the Merger and shall permit the other Party to make or cause to be made such investigation of its business and properties (including that of its Subsidiaries) and of their respective financial and legal conditions as the other Party reasonably requests, provided, that such investigation shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily or materially with normal operations and that no such investigation shall include sampling of the indoor or outdoor air, soil or soil vapor, surface water, or groundwater without Carolina Trust’s written consent. Between the date hereof and the Effective Time, Carolina Trust shall permit Carolina Financial’s senior officers and independent accountants to meet with the senior officers of Carolina Trust, including officers responsible for the Carolina Trust Financial Statements, the internal controls of Carolina Trust, and the disclosure controls and procedures of Carolina Trust and Carolina Trust’s independent public accountants, to discuss such matters as Carolina Financial may deem reasonably necessary or appropriate for Carolina Financial to satisfy its obligations under Sections 302, 404 and 906 of the Sarbanes-Oxley Act.

(b)          In addition to each Party’s obligations pursuant to Section 7.6(a), each Party shall, and shall cause its advisors and agents to, maintain the confidentiality of all confidential information furnished to it by the other Party concerning its and its Subsidiaries’ businesses, operations, and financial positions and shall not use such information for any purpose except in furtherance of the transactions contemplated by this Agreement. If this Agreement is terminated prior to the Effective Time, each Party shall promptly return or certify the destruction of all documents and copies thereof, and all work papers containing confidential information received from the other Party.

(c)          Carolina Trust shall use its commercially reasonable efforts to exercise, and shall not waive any of, its rights under confidentiality agreements entered into with Persons which were considering an Acquisition Proposal with respect to Carolina Trust to preserve the confidentiality of the information relating to the Carolina Trust Entities provided to such Persons and their Affiliates and Representatives.

(d)          Each Party agrees to give the other Party notice as soon as practicable after any determination by it of any fact or occurrence relating to the other Party which it has discovered through the course of its investigation and which represents, or is reasonably likely to represent, either a material breach of any representation, warranty, covenant, or agreement of the other Party or which has had or is reasonably likely to have a Carolina Trust Material Adverse Effect or a Carolina Financial Material Adverse Effect, as applicable.

(e)          Each Carolina Financial Entity shall, in accordance with Carolina Financial’s comprehensive written data security program established and maintained pursuant to 15 U.S.C. § 6801 and regulations promulgated thereunder (“Carolina Financial Security Program”), safeguard IIPI disclosed to that Carolina Financial Entity pursuant to this Agreement or in connection with the transactions contemplated hereby. In the event that any Carolina Financial Entity allows a third party to access such IIPI, Carolina Financial shall ensure that the third party safeguards that IIPI in accordance with a data security program substantially equivalent to the Carolina Financial Security Program.

(f)          Carolina Financial shall notify Carolina Trust promptly (but in no event more than 24 hours) of any Data Incident. All Carolina Financial Entities shall promptly take all actions that are necessary and advisable to correct, mitigate, and prevent recurrence of the Data Incident.

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All Carolina Financial Entities shall cooperate fully with Carolina Trust and its designees in all reasonable efforts to investigate the Data Incident.

(g)          If this Agreement is terminated prior to the Effective Time, each Carolina Financial Entity shall promptly return or dispose of, and certify the return or disposal, of all IIPI received by the Carolina Financial Entity in connection with this Agreement. Any disposal of such IIPI must be performed in a manner that ensures that the IIPI is rendered permanently unreadable and unrecoverable.

7.7	Press Releases.

Prior to the Effective Time, Carolina Trust and Carolina Financial shall consult with each other as to the form and substance of any press release, communication with Carolina Trust’s shareholders, or other public disclosure materially related to this Agreement, or any other transaction contemplated hereby; provided, however, that nothing in this Section 7.7 shall be deemed to prohibit any Party from making any disclosure which its counsel deems necessary or advisable in order to satisfy such Party’s disclosure obligations imposed by Law.

7.8	Charter Provisions.

Each Carolina Trust Entity shall take all necessary action to ensure that the entering into of this Agreement and the consummation of the Merger and the other transactions contemplated hereby do not and will not result in the grant of any rights to any Person under the Articles of Incorporation, Bylaws, or other governing instruments of any Carolina Trust Entity or restrict or impair the ability of Carolina Financial or any of its Subsidiaries to vote, or otherwise to exercise the rights of a shareholder with respect to, shares of any Carolina Trust Entity that may be directly or indirectly acquired or controlled by them.

7.9	Employee Benefits and Contracts.

(a)          Except as specifically provided in this Agreement, all persons who are employees of the Carolina Trust Entities immediately prior to the Effective Time and whose employment is not terminated, if any, at or prior to the Effective Time (a “Continuing Employee”) shall, at the Effective Time, become at-will employees of the Surviving Bank or one of its subsidiaries; provided, however, that in no event shall any of the employees of the Carolina Trust Entities be officers of the Surviving Corporation or the Surviving Bank, or have or exercise any power or duty conferred upon such an officer, unless and until duly elected or appointed to such position by the Board of Directors of the Surviving Corporation or the Surviving Bank and in accordance with the Bylaws of the Surviving Corporation or the Surviving Bank. All of the Continuing Employees shall be employed at the will of the Surviving Bank, and no contractual right to employment shall inure to such employees because of this Agreement except as may be otherwise expressly set forth in this Agreement.

(b)          As of the Effective Time, each Continuing Employee shall be eligible to participate in each of Carolina Financial’s Employee Benefit Plans with full credit for prior service with Carolina Trust and any other Carolina Trust Entity solely for purposes of eligibility and vesting, except that such service shall also be credited for purposes of calculating benefits under Carolina Financial’s standard severance policy. For the avoidance of doubt, each Continuing Employee who is terminated involuntarily other than for cause (as determined by Carolina Financial) will be eligible to receive severance benefits under Carolina Financial’s standard severance policy for its employees, an accurate and complete description of which has been provided to Carolina Trust, in

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addition to outplacement assistance; provided, however, that any Continuing Employees who are eligible to receive severance benefits, change of control benefits or any payments that are enhanced on account of the Merger pursuant to an individual employment arrangement, change of control arrangement or deferred compensation plan other than any Cash Retention Bonus Agreement or Cash and Stock Retention Bonus Agreement in the form of Exhibit E or Exhibit F, respectively, shall not be eligible to receive severance benefits under Carolina Financial’s standard severance policy.

(c)          As of the Effective Time, Carolina Financial shall make available employer-provided benefits under Carolina Financial Employee Benefit Plans to each Continuing Employee on the same basis as it provides such coverage to Carolina Financial or CresCom Bank employees. With respect to Carolina Financial Employee Benefit Plans providing health coverage, Carolina Financial shall use commercially reasonable efforts to cause any pre-existing condition, eligibility waiting period, or other limitations or exclusions otherwise applicable under such plans to new employees not to apply to a Continuing Employee or their covered dependents who were covered under a similar Carolina Trust plan at the Effective Time of the Merger. In addition, if any such transition occurs during the middle of a plan year, Carolina Financial shall use commercially reasonable efforts to cause any such successor Carolina Financial Employee Benefit Plan providing health coverage to give credit towards satisfaction of any annual deductible limitation and out-of-pocket maximum applied under such successor plan for any deductible, co-payment and other cost-sharing amounts previously paid by a Continuing Employee respecting his or her participation in the corresponding Carolina Trust Employee Benefit Plan during that plan year prior to the transition effective date.

(d)          Except as disclosed in Section 7.9 of the Carolina Trust Disclosure Memorandum, Carolina Trust shall use commercially reasonable efforts to cause each director of Carolina Trust or Carolina Trust Bank who will not be an employee or director of Carolina Financial or CresCom Bank immediately following the Effective Time, to execute and deliver a Non-Employee Director Non-Competition Agreement dated as of the date hereof in the form attached hereto as Exhibit B.

(e)          Carolina Trust shall cause each director of Carolina Trust or Carolina Trust Bank and each Executive Officer to execute and deliver a Shareholder Support Agreement dated as of the date hereof in the form attached hereto as Exhibit C pursuant to which he or she will vote his or her shares of Carolina Trust Common Stock in favor of this Agreement and the transactions contemplated hereby.

(f)           No officer, employee, or other Person (other than the corporate Parties to this Agreement) shall be deemed a third party or other beneficiary of this Agreement, and no such Person shall have any right or other entitlement to enforce any provision of this Agreement or seek any remedy in connection with this Agreement, except as may be expressly set forth in Section 7.11. No provision of this Agreement constitutes or shall be deemed to constitute, an employee benefit plan or other arrangement, an amendment of any employee benefit plan or other arrangement, or any provision of any employee benefit plan or other arrangement.

(g)          Carolina Trust shall use its reasonable best efforts to cause the employees designated by Carolina Financial to execute a CresCom Merger / Cash Retention Bonus Agreement in the form attached hereto as Exhibit E or a CresCom Merger / Cash and Stock Retention Bonus Agreement in the form attached hereto as Exhibit F.

(h)          Concurrently with or as soon as practicable after the execution and delivery of this Agreement, Jerry L. Ocheltree shall enter into an employment agreement in the form attached hereto as Exhibit G, which shall become effective only upon the effective time of the Merger.

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(i)           Upon not less than 10 days’ notice prior to the Closing Date from Carolina Financial to Carolina Trust, Carolina Trust shall cause the adoption of resolutions (which are acceptable to Carolina Financial) by each applicable Carolina Trust Entity’s Board of Directors terminating, amending or causing other appropriate modification of each Carolina Trust Benefit Plan as specified by Carolina Financial in such notice, effective as of the date which immediately precedes the Closing Date or as of the Closing Date (as shall be specified in such notice), provided that (a) Carolina Trust shall be required to take such action only with respect to Carolina Trust Benefit Plans that may unilaterally be terminated, amended or modified, as applicable, as requested by Carolina Financial, by a Carolina Trust Entity in accordance with the terms of the plan and applicable Law, (b) Carolina Trust shall not be required to take such action if and to the extent it would cause a plan participant to be denied a benefit, or vesting of a benefit, that the participant would have been entitled to under the plan if the plan had not been so terminated, amended or modified at or prior to the Effective Time; and (c) for the avoidance of doubt, any reasonable costs or expenses that are incurred by a Carolina Trust Entity in connection with such termination, amendment or modification (including without limitation the payment of any benefits or compensation) shall be considered reasonable expenses incurred by a Carolina Trust Entity in connection with the Merger. Upon such action, participants in such applicable Carolina Trust Benefit Plans that are Carolina Trust ERISA Plans shall be 100% vested in their account balances or other applicable plan benefits.

7.10	Section 16 Matters.

Prior to the Effective Time, Carolina Trust and Carolina Financial shall take all such steps as may be required to cause (in the case of Carolina Trust) any dispositions of Carolina Trust Common Stock (including derivative securities with respect to Carolina Trust Common Stock) by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Carolina Trust (“Carolina Trust Insiders”) or (in the case of Carolina Financial) any acquisitions of Carolina Financial Common Stock (including derivative securities with respect to Carolina Financial Common Stock) by any Carolina Trust Insiders who, immediately following the Merger, will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Carolina Financial, in each case resulting from the transactions contemplated by this Agreement, to be exempt from liability pursuant to Rule 16b-3 promulgated under the Exchange Act to the fullest extent permitted by applicable law. Carolina Trust agrees to promptly furnish Carolina Financial with all requisite information necessary for Carolina Financial to take the actions contemplated by this Section 7.10.

7.11	Indemnification.

(a)          Carolina Financial shall indemnify, defend, and hold harmless the present and former directors and executive officers of the Carolina Trust Entities (each, an “Indemnified Party”) against all Liabilities arising out of actions or omissions arising out of the Indemnified Party’s service or services as directors, officers, employees, or agents of a Carolina Trust Entity or, at Carolina Trust’s request, of another corporation, partnership, joint venture, trust, or other enterprise occurring at or prior to the Effective Time (including service in connection with the transactions contemplated by this Agreement) to the fullest extent permitted under the DGCL, the NCBCA, Section 402 of the Sarbanes-Oxley Act, the Securities Laws and FDIC Regulations Part 359, and by the Articles of Incorporation and Bylaws of Carolina Trust and any other Carolina Trust Entity as in effect on the date hereof, including provisions relating to advances of expenses incurred in the defense of any Litigation and whether or not any Carolina Trust Entity is insured against any such matter.

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(b)          Prior to the Effective Time, Carolina Financial shall purchase, or shall direct Carolina Trust to purchase, an extended reporting period endorsement under Carolina Trust’s existing directors’ and officers’ liability insurance coverage (“Carolina Trust Entities’ D&O Policies”) for acts or omissions occurring prior to the Effective Time by such directors and officers currently covered by Carolina Trust Entities’ D&O Policies. The directors and officers of Carolina Trust shall take all reasonable actions required by the insurance carrier necessary to procure such endorsement. Such endorsement shall provide such directors and officers with coverage (including bankers’ professional liability, cyber and employment practices coverage) following the Effective Time for six years or such lesser period of time as can be purchased for an aggregate amount equal to 300% of the current annual premiums for the Carolina Trust Entities’ D&O Policies (the “Premium Multiple”). If Carolina Financial is unable to obtain or maintain the insurance coverage called for in this Section 7.11(b), then Carolina Financial shall obtain the most advantageous coverage that can be purchased for the Premium Multiple.

(c)          Any Indemnified Party wishing to claim indemnification under paragraph (a) of this Section 7.11, upon learning of any such Liability or Litigation, shall promptly notify Carolina Financial and the Surviving Corporation thereof in writing. In the event of any such Litigation (whether arising before or after the Effective Time), (i) Carolina Financial or the Surviving Corporation shall have the right to assume the defense thereof and neither Carolina Financial nor the Surviving Corporation shall be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Carolina Financial or the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are substantive issues which raise conflicts of interest between Carolina Financial or the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Carolina Financial or the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, however, that Carolina Financial and the Surviving Corporation shall be obligated pursuant to this paragraph (c) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction; (ii) the Indemnified Parties will cooperate in good faith in the defense of any such Litigation; and (iii) neither Carolina Financial nor the Surviving Corporation shall be liable for any settlement effected without its prior written consent and which does not provide for a complete and irrevocable release of all Carolina Financial’s Entities and their respective directors, officers, and controlling persons, employees, agents, and Representatives; and provided, further, that neither Carolina Financial nor the Surviving Corporation shall have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall determine, and such determination shall have become final, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.

(d)          If Carolina Financial or any successors or assigns shall consolidate with or merge into any other Person and shall not be the continuing or surviving Person of such consolidation or merger or shall transfer all or substantially all of its assets to any Person, then and in each case, proper provision shall be made so that the successors and assigns of Carolina Financial or the Surviving Corporation shall assume the obligations set forth in this Section 7.11.

(e)          The provisions of this Section 7.11 are intended to be for the benefit of, shall be enforceable by, and may not be modified without the prior written consent of each Indemnified Party and their respective heirs and legal and personal representatives.

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7.12	Tax Covenants of Carolina Financial.

At and after the Effective Time, Carolina Financial covenants and agrees that it:

(a)          will not take any action that could reasonably be expected to cause the Merger to fail to qualify as a reorganization under Section 368(a)(1)(A) of the Code;

(b)          will maintain all books and records and prepare and file all federal, state and local income Tax Returns and schedules thereto of Carolina Financial, Carolina Trust and all Affiliates thereof in a manner consistent with the Merger’s being qualified as a reorganization and nontaxable exchange under Section 368(a)(1)(A) of the Code (and comparable provisions of any applicable state or local Tax Laws);

(c)          will, either directly or through a member of Carolina Financial’s Qualified Group, continue at least one significant historic business line of Carolina Trust, or use at least a significant portion of the historic business assets of Carolina Trust in a business, in each case within the meaning of Treasury Regulations Section 1.368-1(d);

(d)          in connection with the Merger, will not reacquire, and will not permit any Person that is a “related person” (as defined in Treasury Regulations Section 1.368-1(e)(4)) to Carolina Financial to acquire, any of the Carolina Financial Common Stock issued in connection with the Merger; and

(e)          will not sell or otherwise dispose of any of Carolina Trust’s assets acquired in the Merger, and will not cause or permit CresCom Bank to sell or otherwise dispose of any of the Bank’s assets acquired in the Bank Merger, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code or described and permitted in Treasury Regulations Section 1.368-2(k).

Article 8
CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE

8.1	Conditions to Obligations of Each Party.

The respective obligations of each Party to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by both Parties pursuant to Section 10.6:

(a)          Shareholder Approvals. The shareholders of Carolina Trust shall have approved this Agreement and the consummation of the transactions contemplated hereby, including the Merger, by the Requisite Carolina Trust Shareholder Vote, as and to the extent required by Law and by the provisions of Carolina Trust’s Articles of Incorporation and Bylaws.

(b)          Regulatory Approvals. All Consents of, filings and registrations with, and notifications to, all Regulatory Authorities required for consummation of the Merger shall have been obtained or made and shall be in full force and effect and all waiting periods required by Law shall have expired. No Consent obtained from any Regulatory Authority which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner (including requirements relating to the raising of additional capital or the disposition of Assets) which in the reasonable judgment of the Board of Directors of Carolina Financial would so materially adversely

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affect the economic or business benefits of the transactions contemplated by this Agreement that, had such condition or requirement been known, Carolina Financial would not, in its reasonable judgment, have entered into this Agreement.

(c)          Consents and Approvals. Each Party shall have obtained any and all Consents required for consummation of the Merger (other than those referred to in Section 8.1(b)) or for the preventing of any Default under any Contract or Permit of such Party which, if not obtained or made, would be reasonably likely to have, individually or in the aggregate, a Carolina Trust Material Adverse Effect or a Carolina Financial Material Adverse Effect, as applicable. Carolina Trust shall have obtained the Consents listed in Section 8.1(c) of the Carolina Trust Disclosure Memorandum, including Consents from the lessors of each office leased by Carolina Trust, if any. No Consent so obtained which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner which in the reasonable judgment of the Board of Directors of Carolina Financial would so materially adversely affect the economic or business benefits of the transactions contemplated by this Agreement that, had such condition or requirement been known, Carolina Financial would not, in its reasonable judgment, have entered into this Agreement.

(d)          Registration Statement. The Registration Statement shall have been declared effective by the SEC, and no proceedings shall be pending or threatened by the SEC to suspend the effectiveness of the Registration Statement.

(e)          Legal Proceedings. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order (whether temporary, preliminary or permanent) or taken any other action which prohibits, restricts, or makes illegal consummation of the transactions contemplated by this Agreement.

(f)           Exchange Listing. Carolina Financial shall have filed with the NASDAQ Stock Market a notification form for the listing of all shares of Carolina Financial Common Stock to be delivered as Merger Consideration, and the NASDAQ Stock Market shall not have objected to the listing of such shares of Carolina Financial Common Stock.

(g)          Tax Opinion. Carolina Financial and Carolina Trust shall have received the opinion of Carolina Financial’s legal counsel, dated as of the Closing, in form and substance customary in transactions of the type contemplated hereby, substantially to the effect that on the basis of the facts, representations, and assumptions set forth in such opinion, which are consistent with the state of facts existing at the Effective Time, (i) the Merger will be treated for federal income Tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and (ii) Carolina Financial and Carolina Trust will each be a party to that reorganization within the meaning of Section 368(b) of the Code. Such opinion may be based on, in addition to the review of such matters of fact and Law as the opinion given considers appropriate, representations contained in certificates of officers of Carolina Financial and Carolina Trust.

8.2	Conditions to Obligations of Carolina Financial.

The obligations of Carolina Financial to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by Carolina Financial pursuant to Section 10.6(a):

(a)          Representations and Warranties. For purposes of this Section 8.2(a), the accuracy of the representations and warranties of Carolina Trust set forth in this Agreement shall be assessed

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as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided, that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties set forth in Sections 4.1, 4.2(a), 4.2(b)(i), 4.3, and 4.24 shall be true and correct (except for inaccuracies which are de minimis in amount or effect). There shall not exist inaccuracies in the representations and warranties of Carolina Trust set forth in this Agreement (including the representations and warranties set forth in Sections 4.1, 4.2(a), 4.2(b)(i), 4.3, and 4.24) such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a Carolina Trust Material Adverse Effect; provided, that for purposes of this sentence only, those representations and warranties which are qualified by references to “material” or “Material Adverse Effect” or to the “Knowledge” of any Person shall be deemed not to include such qualifications.

(b)          Performance of Agreements and Covenants. Each and all of the agreements and covenants of Carolina Trust to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects.

(c)          Officers’ Certificate. Carolina Trust shall have delivered to Carolina Financial (i) a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.1 as they relate to Carolina Trust and in Sections 8.2(a), 8.2(b), and 8.2(f) have been satisfied.

(d)          Secretary’s Certificate. Carolina Trust and Carolina Trust Bank shall have delivered a certificate of the secretary of Carolina Trust and Carolina Trust Bank, dated as of the Closing Date, certifying as to (i) the incumbency of officers of Carolina Trust and Carolina Trust Bank executing documents executed and delivered in connection herewith, (ii) a copy of the Articles of Incorporation of Carolina Trust as in effect from the date of this Agreement until the Closing Date, along with a certificate (dated not more than 10 days prior to the Closing Date) of the North Carolina Secretary of State as to the existence of Carolina Trust; (iii) a copy of the Bylaws of the Carolina Trust as in effect from the date of this Agreement until the Closing Date, (iv) a copy of the consent or resolutions of Carolina Trust’s Board of Directors authorizing and approving the applicable matters contemplated hereunder, (v) a certificate of the Federal Reserve (dated not more than 10 days prior to the Closing Date) certifying that the Carolina Trust is a registered bank holding company, (vi) a copy of the Articles of Incorporation of Carolina Trust Bank as in effect from the date of this Agreement until the Closing Date, (vii) a copy of the Bylaws of Carolina Trust Bank as in effect from the date of this Agreement until the Closing Date, (viii) a certificate of the North Carolina Commissioner of Banks (dated not more than 10 days prior to the Closing Date) as to the good standing of Carolina Trust Bank, and (ix) a certificate of the FDIC (dated not more than 10 days prior to the Closing Date) certifying that Carolina Trust Bank is an insured depository institution.

(e)          Claims Letters. Each of the directors of Carolina Trust and Carolina Trust Bank and the Executive Officers shall have executed claims letters in the form attached hereto as Exhibit D and delivered the same to Carolina Financial.

(f)           Non-Employee Director Non-Competition Agreements. Each of the Non-Employee Director Non-Competition Agreements executed and delivered pursuant to Section 7.9(d) of this Agreement shall remain in full force and effect and no director party thereto shall have advised Carolina Financial that he or she intends to breach any such agreement.

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(g)          Employment Agreement. The Employment Agreement executed and delivered pursuant to Section 7.9(h) of this Agreement shall remain in full force and effect and the executive party thereto shall not have advised Carolina Financial that he intends to breach such agreement.

(h)          No Material Adverse Effect. There shall not have occurred any Carolina Trust Material Adverse Effect from the March 31, 2019 balance sheet to the Effective Time with respect to Carolina Trust or Carolina Trust Bank.

(i)           Bank Merger. The Parties shall stand ready to consummate the Bank Merger immediately after the Merger.

8.3	Conditions to Obligations of Carolina Trust.

The obligations of Carolina Trust to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by Carolina Trust pursuant to Section 10.6(b):

(a)          Representations and Warranties. For purposes of this Section 8.3(a), the accuracy of the representations and warranties of Carolina Financial set forth in this Agreement shall be assessed as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties set forth in Sections 5.1, 5.2(a) and 5.2(b)(i), and 5.5 shall be true and correct (except for inaccuracies which are de minimis in amount or effect). There shall not exist inaccuracies in the representations and warranties of Carolina Financial set forth in this Agreement (including the representations and warranties set forth in Sections 5.1, 5.2(a) and 5.2(b)(i), and 5.5) such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a Carolina Financial Material Adverse Effect; provided that, for purposes of this sentence only, those representations and warranties which are qualified by references to “material” or “Material Adverse Effect” or to the “Knowledge” of any Person shall be deemed not to include such qualifications.

(b)          Performance of Agreements and Covenants. Each and all of the agreements and covenants of Carolina Financial to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects.

(c)          Officers’ Certificate. Carolina Financial shall have delivered to the Carolina Trust a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.1 as they relate to Carolina Financial and in Sections 8.3(a), 8.3(b), and 8.3(f) have been satisfied.

(d)          Secretary’s Certificate. Carolina Financial and CresCom Bank shall have delivered a certificate of the secretary of Carolina Financial and CresCom Bank, dated as of the Closing Date, certifying as to (i) the incumbency of officers of Carolina Financial and CresCom Bank executing documents executed and delivered in connection herewith, (ii) a copy of the Certificate of Incorporation of the Carolina Financial as in effect from the date of this Agreement until the Closing Date, along with a certificate (dated not more than 10 days prior to the Closing Date) of the Secretary of State of the State of Delaware as to the good standing of the Carolina Financial; (iii) a copy of the Bylaws of the Carolina Financial as in effect from the date of this Agreement until the Closing Date, (iv) a copy of the consent or resolutions of Carolina Financial’s Board of Directors authorizing and approving the applicable matters contemplated hereunder, (v) a certificate of the

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Federal Reserve (dated not more than 10 days prior to the Closing Date) certifying that the Carolina Financial is a registered financial holding company, (vi) a copy of the Articles of Incorporation of CresCom Bank as in effect from the date of this Agreement until the Closing Date, (vii) a copy of the Bylaws of CresCom Bank as in effect from the date of this Agreement until the Closing Date, (viii) a certificate of the South Carolina Board of Financial Institutions (dated not more than 10 days prior to the Closing Date) as to the good standing of CresCom Bank, and (ix) a certificate of the FDIC (dated not more than 10 days prior to the Closing Date) certifying that CresCom Bank is an insured depository institution.

(e)          Payment of Merger Consideration. Carolina Financial shall have executed and delivered an agreement with the Exchange Agent obligating Carolina Financial to deliver the Merger Consideration and cash in an aggregate amount sufficient for payment in lieu of fractional shares of Carolina Financial Common Stock to which holders of Carolina Trust Common Stock may be entitled to the Exchange Agent within five Business Days of the Effective Time.

(f)           No Material Adverse Effect. There shall not have occurred any Carolina Financial Material Adverse Effect from the March 31, 2019 balance sheet to the Effective Time with respect to Carolina Financial.

Article 9
TERMINATION

9.1	Termination.

Notwithstanding any other provision of this Agreement, and notwithstanding the approval of this Agreement by the shareholders of Carolina Trust, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:

(a)          By mutual written agreement of Carolina Financial and Carolina Trust; or

(b)          By Carolina Financial or Carolina Trust (provided, that the terminating Party is not then in material breach of any representation, warranty, covenant, or other agreement contained in this Agreement) in the event of a breach by the other Party of any representation or warranty contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching Party of such breach and which breach is reasonably likely, in the opinion of the non-breaching Party, to permit such Party to refuse to consummate the transactions contemplated by this Agreement pursuant to the standard set forth in Section 8.2 or 8.3 as applicable; or

(c)          By Carolina Financial or Carolina Trust in the event (i) any Consent of any Regulatory Authority required for consummation of the Merger and the other transactions contemplated hereby shall have been denied by final non-appealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal, (ii) any Law or Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, or (iii) the Requisite Carolina Trust Shareholder Vote is not obtained at Carolina Trust’s Shareholders’ Meeting; or

(d)          By Carolina Financial or Carolina Trust in the event that the Merger shall not have been consummated by February 28, 2020, if the failure to consummate the transactions contemplated hereby on or before such date is not caused by any breach of this Agreement by the Party electing to terminate pursuant to this Section 9.1(d); or

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(e)          By Carolina Financial (provided, that Carolina Financial is not then in material breach of any representation, warranty, covenant, or other agreement contained in this Agreement) in the event that (i) Carolina Trust’s Board shall have made an Adverse Recommendation Change relating to an Acquisition Proposal; (ii) Carolina Trust’s Board shall have failed to reaffirm the Carolina Trust Recommendation within 10 business days after Carolina Financial requests such at any time following the public announcement of an Acquisition Proposal, provided, however, that any actions taken by Carolina Trust pursuant to Section 7.3 of this Agreement shall not be considered a failure to reaffirm the Carolina Trust Recommendation, or (iii) Carolina Trust shall have failed to comply in all material respects with its obligations under Section 7.1 or 7.3; or

(f)           By Carolina Trust, if (i) Carolina Trust’s Shareholders’ Meeting has been held, (ii) the Requisite Carolina Trust Shareholder Vote has not been obtained, (iii) prior to Carolina Trust’s Shareholders’ Meeting, Carolina Trust has received a Superior Proposal which did not result from a breach of Section 7.3, and (iv) Carolina Trust’s Board has determined to enter into a definitive agreement providing for such Superior Proposal upon termination of this Agreement in accordance with this Section 9.1(f) and enters into such agreement concurrently with such termination; provided, that Carolina Trust shall pay Carolina Financial the Termination Fee pursuant to Section 9.3(a) concurrently with and as a condition to the effectiveness of such termination; or

(g)           by Carolina Trust, at any time prior to receipt of the Requisite Carolina Trust Shareholder Vote, if the Carolina Trust Board shall have effected an Adverse Recommendation Change in response to, or as a result of, an Intervening Event.

9.2	Effect of Termination.

In the event of the termination and abandonment of this Agreement by either Carolina Financial or Carolina Trust pursuant to Section 9.1, this Agreement shall become void and have no effect, except that (i) the provisions of Sections 7.6, 9.2, 9.3, 10.2, and 10.3 shall survive any such termination and abandonment, and (ii) no such termination shall relieve the breaching Party from Liability resulting from any breach by that Party of this Agreement.

9.3	Termination Fee.

(a)          If Carolina Financial terminates this Agreement pursuant to Section 9.1(e) of this Agreement or Carolina Trust terminates this Agreement pursuant to Section 9.1(f) of this Agreement, then Carolina Trust shall pay to Carolina Financial the sum of $4,712,000 (the “Termination Fee”) within three business days of the termination date, except as required by Section 9.1(f). The Termination Fee shall be paid to Carolina Financial in same day funds. Carolina Trust hereby waives any right to set-off or counterclaim against such amount.

(b)          In the event that, (i) before the termination of this Agreement, an Acquisition Proposal with respect to Carolina Trust shall have been communicated to or otherwise made known to the shareholders, senior management or Board of Directors of Carolina Trust, or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal with respect to Carolina Trust, in either case after the date of this Agreement, (ii) thereafter this Agreement is terminated (A) by Carolina Trust or Carolina Financial pursuant to Section 9.1(d) (if the Requisite Carolina Trust Shareholder Vote has not theretofore been obtained), (B) by Carolina Financial pursuant to Section 9.1(b), or (C) by Carolina Trust or Carolina Financial pursuant to Section 9.1(c)(iii), and (iii) prior to the date that is 12 months after the date of such termination, Carolina Trust consummates, or enters into a definitive agreement to consummate, an Acquisition Transaction in which, as applicable, the acquirer acquires a majority of the total outstanding

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voting securities of Carolina Trust or Carolina Trust Bank, the shareholders of Carolina Trust immediately preceding the transaction hold less than a majority of the equity interests of the surviving or resulting entity or the acquirer acquires more than 50% of the assets of Carolina Trust, then Carolina Trust shall on the earlier of the date such Acquisition Transaction is consummated or such definitive agreement is entered into, as applicable, pay Carolina Financial a fee equal to the Termination Fee in same day funds. Carolina Trust hereby waives any right to set-off or counterclaim against such amount.

(c)          The Parties acknowledge that the agreements contained in this Article 9 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, they would not enter into this Agreement; accordingly, if Carolina Trust fails to pay promptly any fee payable by it pursuant to this Section 9.3, then Carolina Trust shall pay to Carolina Financial its reasonable costs and expenses (including reasonable attorneys’ fees) in connection with collecting such Termination Fee, together with interest on the amount of the fee at the prime annual rate of interest (as published in The Wall Street Journal) plus 2% as the same is in effect from time to time from the date such payment was due under this Agreement until the date of payment.

9.4	Non-Survival of Representations and Covenants.

Except for Article 2, Article 3, Sections 7.6(b), 7.8, 7.9, 7.11, and 7.12 and this Article 9, the respective representations, warranties, obligations, covenants, and agreements of the Parties shall not survive the Effective Time.

Article 10
MISCELLANEOUS

10.1	Definitions.

(a)          Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

“Acquisition Agreement” shall have the meaning as set forth in Section 7.3 of the Agreement.

“Acquisition Proposal” means any proposal that is communicated to Carolina Trust’s chief executive officer, chief financial officer or Board of Directors or publicly announced to Carolina Trust’s shareholders by any Person (other than Carolina Financial or any of its Affiliates) for an Acquisition Transaction involving Carolina Trust or any of its present or future consolidated Subsidiaries, or any combination of such Subsidiaries, the assets of which constitute 5% or more of the consolidated assets of Carolina Trust as reflected on Carolina Trust’s consolidated statement of condition prepared in accordance with GAAP.

“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (i) any acquisition or purchase from Carolina Trust by any Person or Group (other than Carolina Financial or any of its Affiliates) of 25% or more in interest of the total outstanding voting securities of Carolina Trust or any of its Subsidiaries, or any tender offer or exchange offer that if consummated would result in any Person or Group (other than Carolina Financial or any of its Affiliates) beneficially owning 25% or more in interest of the total outstanding voting securities of Carolina Trust or any of its Subsidiaries, or any merger, consolidation, business combination or similar transaction involving Carolina Trust pursuant to which the shareholders of Carolina Trust immediately preceding such transaction hold less than 75% of the equity interests in the surviving or resulting entity (which includes the parent

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corporation of any constituent corporation to any such transaction) of such transaction; (ii) any sale or lease (other than in the ordinary course of business), or exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of 5% or more of the assets of Carolina Trust; or (iii) any liquidation or dissolution of Carolina Trust.

“Adverse Recommendation Change” shall have the meaning as set forth in Section 7.1(b) of the Agreement.

“Affiliate” of a Person means: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; (ii) any officer, director, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of such Person; or (iii) any other Person for which a Person described in clause (ii) acts in any such capacity.

“Aggregate Cash Limit” shall have the meaning as set forth in Section 3.2(d) of the Agreement.

“Aggregate Stock Limit” shall have the meaning as set forth in Section 3.2(d) of the Agreement.

“Agreement” shall have the meaning as set forth in the introduction of the Agreement.

“Allowance” shall have the meaning as set forth in Section 4.9(a) of the Agreement.

“Articles of Merger” shall have the meaning as set forth in Section 1.3 of the Agreement.

“Assets” of a Person means all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Average Closing Price” means the average of the closing sale prices of Carolina Financial Common Stock on the NASDAQ Capital Market (as reported by Bloomberg L.P.) for the ten full trading days ending on the day preceding the date on which the Effective Time is to occur.

“Bank Agreement of Merger” shall have the meaning as set forth in Section 1.6 of the Agreement, and the form attached hereto as Exhibit A.

“Bank Merger” shall have the meaning as set forth in Section 1.6 of the Agreement.

“BHCA” shall have the meaning as set forth in Section 4.1 of the Agreement.

“Carolina Financial” shall have the meaning as set forth in the introduction of the Agreement.

“Carolina Financial Awards” shall have the meaning as set forth in Section 3.1(e) of the Agreement.

“Carolina Financial Common Stock” means the common stock, par value $0.01 per share, of Carolina Financial.

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“Carolina Financial Entities” means, collectively, Carolina Financial and all Carolina Financial Subsidiaries.

“Carolina Financial Exchange Act Reports” shall have the meaning as set forth in Section 5.4(a) of the Agreement.

“Carolina Financial Financial Advisor” shall mean Sandler O’Neill & Partners, L.P.

“Carolina Financial Financial Statements” means (i) the consolidated balance sheets of Carolina Financial as of March 31, 2019, and the related statements of income, changes in stockholders’ equity, and cash flows (including related notes and schedules, if any) for the period ended March 31, 2019, and for each of the three fiscal years ended December 31, 2018, included in Exchange Act Documents filed with the SEC by Carolina Financial, and (ii) the consolidated balance sheets of Carolina Financial (including related notes and schedules, if any) and related statements of income, changes in stockholders’ equity, and cash flows (including related notes and schedules, if any) included in Exchange Act Documents filed with the SEC by Carolina Financial with respect to periods ended subsequent to March 31, 2017.

“Carolina Financial Material Adverse Effect” means an event, change or occurrence which, individually or together with any other event, change or occurrence, has a material adverse effect on (i) the financial position, property, business, assets or results of operations of Carolina Financial and its Subsidiaries, taken as a whole, or (ii) the ability of Carolina Financial to perform its material obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement, provided, that “Carolina Financial Material Adverse Effect” shall not be deemed to include the effects of (A) changes in banking and other Laws of general applicability or interpretations thereof by Governmental Authorities, (B) changes in GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (C) actions and omissions of Carolina Financial (or any of its Subsidiaries) taken with the prior written Consent of Carolina Trust in contemplation of the transactions contemplated hereby, (D) changes in economic conditions affecting financial institutions generally, including changes in interest rates, credit availability and liquidity, and price levels or trading volumes in securities markets, except to the extent Carolina Financial is materially and adversely affected in a disproportionate manner as compared to other community banks and their holding companies in the Southeastern United States, (E) changes resulting from the announcement or pendency of the transactions contemplated by this Agreement, or (F) the direct effects of negotiating, entering into, and compliance with this Agreement on the operating performance of Carolina Financial. “Carolina Financial Material Adverse Effect” shall not be deemed to include any failure to meet analyst projections, in and of itself, or, in and of itself, or the trading price of Carolina Financial Common Stock (it being understood that the facts or occurrences giving rise or contributing to any such effect, change or development which affects or otherwise relates to the failure to meet analyst financial forecasts or the trading price, as the case may be, may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Carolina Financial Material Adverse Effect).

“Carolina Financial Security Program” shall have the meaning as set forth in Section 7.6(e) of the Agreement.

“Carolina Financial Subsidiaries” means the Subsidiaries of Carolina Financial, which shall include any corporation, bank, savings association, limited liability company, limited partnership, limited liability partnership or other organization acquired as a Subsidiary of Carolina Financial in the future and held as a Subsidiary by Carolina Financial at the Effective Time.

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“Carolina Trust” shall have the meaning as set forth in the introduction of the Agreement.

“Carolina Trust Benefit Plan(s)” shall have the meaning as set forth in Section 4.15(a) of the Agreement.

“Carolina Trust’s Board” means the Board of Directors of Carolina Trust.

“Carolina Trust Book-Entry Shares” shall have the meaning set forth in Section 3.1(b) of the Agreement.

“Carolina Trust Common Stock” means the $2.50 par value common stock of Carolina Trust.

“Carolina Trust Contracts” shall have the meaning as set forth in Section 4.16(a) of the Agreement.

“Carolina Trust Disclosure Memorandum” means the written information entitled “Carolina Trust Disclosure Memorandum” delivered with this Agreement, it being understood that a disclosure in any section of the Carolina Trust Disclosure Memorandum shall be deemed to have been set forth in all other applicable sections of the Carolina Trust Disclosure Memorandum where it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such other sections of the Carolina Trust Disclosure Memorandum, notwithstanding the omission of any cross-reference to such other section, and it being understood further that the inclusion of any disclosure on the Carolina Trust Disclosure Memorandum does not make such disclosure a material disclosure.

“Carolina Trust Entities” means, collectively, Carolina Trust and all Carolina Trust Subsidiaries.

“Carolina Trust Entities’ D&O Policies” shall have the meaning as set forth in Section 7.11(b) of the Agreement.

“Carolina Trust Equity Plans” means the Carolina Trust Bank 2001 Incentive Stock Option Plan, the Carolina Trust Bank 2005 Incentive Stock Option Plan, the Carolina Trust Bank 2005 Nonstatutory Stock Option Plan, the Carolina Commerce Bank Employee Stock Option Plan, and the Carolina Commerce Bank Director Stock Option Plan.

“Carolina Trust ERISA Plan” shall have the meaning as set forth in Section 4.15(a) of the Agreement.

“Carolina Trust Financial Advisor” means Raymond James & Associates, Inc.

“Carolina Trust Financial Statements” means (i) the consolidated balance sheets of Carolina Trust as of March 31, 2019, and the related statements of income, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) for the quarter ended March 31, 2019, and for each of the three fiscal years ended December 31, 2018, included in Exchange Act Documents filed with the SEC by Carolina Trust, and (ii) the consolidated balance sheets of Carolina Trust (including related notes and schedules, if any) and related statements of income, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) included in Exchange Act Documents filed with the SEC by Carolina Trust with respect to periods ended subsequent to March 31, 2019.

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“Carolina Trust Material Adverse Effect” means an event, change or occurrence which, individually or together with any other event, change or occurrence, has a material adverse effect on (i) the financial position, property, business, assets or results of operations of Carolina Trust and its Subsidiaries, taken as a whole, or (ii) the ability of Carolina Trust to perform its material obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement, provided, that “Carolina Trust Material Adverse Effect” shall not be deemed to include the effects of (A) changes in banking and other Laws of general applicability or interpretations thereof by Governmental Authorities, (B) changes in GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (C) actions and omissions of Carolina Trust (or any of its Subsidiaries) taken with the prior written consent of Carolina Financial in contemplation of the transactions contemplated hereby, (D) changes in economic conditions affecting financial institutions generally, including changes in interest rates, credit availability and liquidity, and price levels or trading volumes in securities markets, except to the extent Carolina Trust is materially and adversely affected in a disproportionate manner as compared to other community banks and their holding companies in the Southeastern United States, (E) changes resulting from the announcement or pendency of the transactions contemplated by this Agreement, or (F) the direct effects of negotiating, entering into, and compliance with this Agreement on the operating performance of Carolina Trust. “Carolina Trust Material Adverse Effect” shall not be deemed to include any failure to meet analyst projections, in and of itself, or, in and of itself, or the trading price of the Carolina Trust Common Stock (it being understood that the facts or occurrences giving rise or contributing to any such effect, change or development which affects or otherwise relates to the failure to meet analyst financial forecasts or the trading price, as the case may be, may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Carolina Trust Material Adverse Effect).

“Carolina Trust Options” shall have the meaning as set forth in Section 3.4(b) of the Agreement.

“Carolina Trust Recommendation” shall have the meaning as set forth in Section 7.1(a) of the Agreement.

“Carolina Trust Realty” shall have the meaning as set forth in Section 4.10(e) of the Agreement.

“Carolina Trust’s Shareholders’ Meeting” means the meeting of Carolina Trust’s shareholders to be held pursuant to Section 7.1(a), including any postponements or adjournments thereof.

“Carolina Trust Subsidiaries” means the Subsidiaries of Carolina Trust and Carolina Trust Bank. As of the date of this Agreement, the only Carolina Trust Subsidiaries are Carolina Trust Bank, which is a Subsidiary of Carolina Trust, and Western Carolina Holdings, LLC, which is a Subsidiary of Carolina Trust Bank.

“Cash Consideration” shall have the meaning as set forth in Section 3.1(a) of the Agreement.

“Cash Election” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“Cash Election Number” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“Cash Election Shares” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

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“Certificate of Merger” shall have the meaning as set forth in Section 1.3 of the Agreement.

“Certificates” shall have the meaning as set forth in Section 3.1(b) of the Agreement.

“Closing” shall have the meaning as set forth in Section 1.2 of the Agreement.

“Closing Date” means the date on which the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended, in effect from time to time.

“Consent” means any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.

“Consumer Loan” a loan or other extension of credit to one or more individuals for household, family and other consumer purposes which has been or would be classified as a “Consumer loan” in tabular data presented by Carolina Trust in an Exchange Act Document, which, for the avoidance of doubt, excludes a loan which is or would be classified in such Exchange Act Document as a “Residential mortgage.”

“Continuing Employee” shall have the meaning as set forth in Section 7.9(a) of the Agreement.

“Contract” means any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, license, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

“Data Incident” means any actual or reasonably suspected unauthorized access to or acquisition, disclosure, use, or loss of IIPI disclosed to any Carolina Financial Entity in connection with this Agreement (including hard copies) or breach or compromise of Carolina Financial’s Security Program that presents a viable threat to any such IIPI or any Carolina Trust Entity’s systems.

“Default” means (i) any breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Law, Order, or Permit.

“DGCL” means the Delaware General Corporation Law.

“Director Non-Competition Agreement” shall have the meaning as set forth in Section 7.9(e) of the Agreement.

“Disqualified Person” shall have the meaning as set forth in Section 4.15(f) of the Agreement.

“DOL” shall have the meaning as set forth in Section 4.15(b) of the Agreement.

“Effective Date” shall have the meaning as set forth in Section 1.2 of the Agreement.

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“Effective Time” shall have the meaning as set forth in Section 1.3 of the Agreement.

“Election Deadline” shall have the meaning as set forth in Section 3.2(c) of the Agreement.

“Employee Benefit Plan” means each pension, retirement, profit-sharing, deferred compensation, stock option, equity incentive, synthetic equity incentive, phantom stock, employee stock ownership, share purchase, severance pay, vacation, bonus, retention, change in control or other incentive plan, medical, vision, dental or other health plan, any life insurance plan, flexible spending account, cafeteria plan, vacation, holiday, disability or any other employee benefit plan or fringe benefit plan, including any “employee benefit plan,” as that term is defined in Section 3(3) of ERISA and any other plan, fund, policy, program, practice, custom understanding or arrangement providing compensation or other benefits, whether or not such Employee Benefit Plan is or is intended to be (i) covered or qualified under the Code, ERISA or any other applicable Law, (ii) written or oral, (iii) funded or unfunded, (iv) actual or contingent or (v) arrived at through collective bargaining or otherwise.

“Environmental Laws” shall mean all Laws relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) and which are administered, interpreted or enforced by the United States Environmental Protection Agency and state and local Governmental Authorities with jurisdiction over, and including common law in respect of, pollution or protection of the environment, including: (i) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq. (“CERCLA”); (ii) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§6901 et seq. (“RCRA”); (iii) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (iv) the Clean Air Act (42 U.S.C. §§7401 et seq.); (v) the Clean Water Act (33 U.S.C. §§1251 et seq.); (vi) the Toxic Substances Control Act (15 U.S.C. §§2601 et seq.); (vii) any state, county, municipal or local statues, laws or ordinances similar or analogous to the federal statutes listed in parts (i) - (vi) of this subparagraph; (viii) any existing amendments to the statues, laws or ordinances listed in parts (i) - (vi) of this subparagraph, (ix) any rules, regulations, guidelines, directives, orders or the like adopted pursuant to or implementing the statutes, laws, ordinances and amendments listed in parts (i) - (vii) of this subparagraph; and (x) any other law, statute, ordinance, amendment, rule, regulation, guideline, directive, order or the like in effect now relating to environmental, health or safety matters and other Laws relating to emissions, discharges, releases, or threatened releases of any Hazardous Material, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Material.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended through the date of this Agreement.

“ERISA Affiliate” means any trade or business, whether or not incorporated, which together with a Carolina Trust Entity would be treated as a single employer under Code Section 414 or would be deemed a single employer within the meaning of Code Section 414.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

“Exchange Act Documents” means all forms, proxy statements, registration statements, reports, schedules, and other documents, as amended or supplemented, including all certifications and statements required by the Exchange Act or Section 906 of the Sarbanes-Oxley Act with

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respect to any report that is an Exchange Act Document, filed, or required to be filed, by a Party or any of its Subsidiaries with any Regulatory Authority pursuant to the Securities Laws.

“Exchange Agent” shall have the meaning as set forth in Section 3.2(a) of the Agreement.

“Exchange Fund” shall have the meaning as set forth in Section 3.2(a) of the Agreement.

“Exchange Ratio” shall have the meaning as set forth in Section 3.1(a) of the Agreement.

“Executive Officers” means the President and Chief Executive Officer of Carolina Trust, Executive Vice President and Chief Financial Officer of Carolina Trust and the Executive Vice President and Chief Credit Officer of Carolina Trust Bank.

“Exhibits” means the Exhibits so marked, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference herein and made a part hereof, and may be referred to in this Agreement and any other related instrument or document without being attached hereto or thereto.

“Extinguished Shares” shall have the meaning as set forth in Section 3.1(f) of the Agreement.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Reserve” means the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of Richmond, as applicable.

“GAAP” means generally accepted accounting principles in the United States, consistently applied during the periods involved.

“Governmental Authority” means any federal, state, local, foreign, or other court, board, body, commission, agency, authority or instrumentality, arbitral authority, self-regulatory authority, mediator, tribunal, including Regulatory Authorities and Taxing Authorities.

“Group” shall have the meaning as set forth in Section 13(d) of the Exchange Act.

“Hazardous Material” means any chemical, substance, waste, material, pollutant, or contaminant defined as or deemed hazardous or toxic or otherwise regulated under any Environmental Law, including RCRA hazardous wastes, CERCLA hazardous substances, and state regulated substances, pesticides and other agricultural chemicals, oil and petroleum products or byproducts and any constituents thereof, urea formaldehyde insulation, lead in paint or drinking water, mold, asbestos (and specifically shall include asbestos requiring abatement, removal, or encapsulation pursuant to the requirements of Environmental Law), and polychlorinated biphenyls (PCBs), provided, notwithstanding the foregoing or any other provision in this Agreement to the contrary, the words “Hazardous Material” shall not mean or include any such Hazardous Material used, generated, manufactured, stored, disposed of or otherwise handled in normal quantities in the ordinary course of business in compliance with all applicable Environmental Laws, or such that may be naturally occurring in any ambient air, surface water, ground water, land surface or subsurface strata.

“Holder Representative” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“IIPI” shall have the meaning as set forth in Section 4.13(b)(vii) of the Agreement.

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“Indemnified Party” shall have the meaning as set forth in Section 7.11(a) of the Agreement.

“Individually Identifiable Personal Information” or “IIPI” shall have the meaning as set forth in Section 4.13(b)(vii) of the Agreement.

“Intellectual Property” means copyrights, patents, trademarks, service marks, service names, trade names, domain names, together with all goodwill associated therewith, registrations and applications therefor, technology rights and licenses, computer software (including any source or object codes therefor or documentation relating thereto), trade secrets, franchises, know-how, inventions, and other intellectual property rights.

“Intervening Event” shall have the meaning as set forth in Section 7.1(b) of the Agreement.

“IRS” shall have the meaning as set forth in Section 4.15(b) of the Agreement.

“Knowledge” as used with respect to a Person (including references to such Person being aware of a particular matter) means those facts that are known, or should reasonably have been known after reasonable inquiry of the records and employees of such Person, by the chief executive officer or chief financial officer of such Person without any further investigation.

“Law” means any code, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, statute, regulation or order applicable to a Person or its Assets, Liabilities or business, including those promulgated, interpreted or enforced by any Regulatory Authority.

“Liability” or “Liabilities” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including reasonable attorneys’ fees, costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or any property interest, other than (i) Liens for current property Taxes not yet due and payable, and (ii) for any depository institution, pledges to secure public deposits and other Liens incurred in the ordinary course of the banking business.

“Litigation” means any action, arbitration, cause of action, lawsuit, claim, complaint, criminal prosecution, governmental or other examination or investigation, audit (other than regular audits of financial statements by outside auditors), compliance review, inspection, hearing, administrative or other proceeding relating to or affecting a Party, its business, its Assets or Liabilities (including Contracts related to Assets or Liabilities), or the transactions contemplated by this Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Regulatory Authorities.

“Loan” means all loan agreements, notes or borrowing arrangements (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) payable to the Carolina Trust Entities.

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“Material” or “material” for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided, that any specific monetary amount stated in this Agreement shall determine materiality in that instance.

“Merger” shall have the meaning as set forth in the Recitals of the Agreement.

“Merger Consideration” shall have the meaning as set forth in Section 3.1(a) of the Agreement.

“Mixed Election” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“NCBCA” means the North Carolina Business Corporation Act.

“Non-Election” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“Non-Election Shares” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“Notice of Recommendation Change” shall have the meaning as set forth in Section 7.1(b) of the Agreement.

“Off-Balance Sheet Arrangements” shall have the meaning as set forth in Section 4.6 of the Agreement.

“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, directive, ruling, or writ of any Governmental Authority.

“Party” means Carolina Trust or Carolina Financial, as applicable, and “Parties” means Carolina Trust and Carolina Financial.

“Party in Interest” shall have the meaning as set forth in Section 4.15(f) of the Agreement.

“Permit” means any federal, state, local, and foreign Governmental Authority approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business, the absence of which or a default under would constitute a Carolina Financial Material Adverse Effect or Carolina Trust Adverse Effect, as the case may be.

“Per Share Purchase Price” shall have the meaning as set forth in Section 3.1(a) of the Agreement.

“Person” means a natural person or any legal, commercial or Governmental Authority, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

“PPACA” shall have the meaning as set forth in Section 4.15(x) of the Agreement.

“Premium Multiple” shall have the meaning as set forth in Section 7.11(b) of the Agreement.

“Prohibited Transaction” shall have the meaning as set forth in Section 4.15(f) of the Agreement.

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“Proxy Statement/Prospectus” shall have the meaning as set forth in Section 4.2(c) of the Agreement.

“Qualified Group” shall have the meaning set forth in Section 5.8 of the Agreement.

“RCRA” shall have the meaning as set forth in the definition of “Environmental Laws” set forth above.

“Registration Statement” shall have the meaning set forth in Section 4.2(c) of the Agreement.

“Regulatory Authorities” means, collectively, the SEC, the NASDAQ Stock Market, the Financial Industry Regulatory Authority, Inc., the North Carolina Commissioner of Banks, the North Carolina Banking Commission, the South Carolina Board of Financial Institutions, the FDIC, the Department of Justice, and the Federal Reserve and all other federal, state, county, local or other Governmental Authorities having jurisdiction over a Party or its Subsidiaries.

“Representative” means any investment banker, financial advisor, attorney, accountant, consultant, or other representative or agent of a Person.

“Requisite Carolina Trust Shareholder Vote” shall have the meaning as set forth in Section 4.2(a) of the Agreement.

“Rights” shall mean all arrangements, calls, commitments, Contracts, options, rights to subscribe to, scrip, warrants, or other binding obligations of any character whatsoever by which a Person is or may be bound to issue additional shares of its capital stock or other securities, securities or rights convertible into or exchangeable for, shares of the capital stock or other securities of a Person or by which a Person is or may be bound to issue additional shares of its capital stock or other Rights.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Securities Laws” means the Securities Act, the Exchange Act, the Investment Company Act of 1940, the Investment Advisors Act of 1940, the Trust Indenture Act of 1939, and the rules and regulations of any Regulatory Authority promulgated thereunder.

“Shareholder Support Agreements” shall have the meaning as set forth in Section 7.9(e) of the Agreement.

“Stock Consideration” shall have the meaning as set forth in Section 3.1(a) of the Agreement.

“Stock Election” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“Stock Election Number” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

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“Stock Election Shares” shall have the meaning as set forth in Section 3.2(b) of the Agreement.

“Subsidiaries” means all those corporations, banks associations, or other entities of which the entity in question either (i) owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent (provided, there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (ii) in the case of partnerships, serves as a general partner, (iii) in the case of a limited liability company, serves as a managing member, or (iv) otherwise has the ability to elect a majority of the directors, trustees or managing members thereof.

“Superior Proposal” means any bona fide written Acquisition Proposal made by a third party that if consummated would result in such Person (or its shareholders) owning, directly or indirectly, more than 50% of the shares of Carolina Trust Common Stock then outstanding (or of the shares of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or all or substantially all of the assets of Carolina Trust which Carolina Trust’s Board (after consultation with the Carolina Trust Financial Advisor and the Carolina Trust’s outside counsel) determines (taking into account all financial, legal, regulatory, and other aspects of such proposal and the third party making the proposal) in good faith to be (i) more favorable to Carolina Trust’s Shareholders from a financial point of view than the Merger (taking into account all the terms and conditions of such proposal and this Agreement (including any changes to the financial terms of this Agreement proposed by Carolina Financial in response to such offer or otherwise)), and (ii) reasonably capable of being completed.

“Surviving Corporation” means Carolina Financial as the surviving corporation resulting from the Merger as set forth in Section 1.1 of the Agreement.

“Surviving Bank” means CresCom Bank as the surviving bank resulting from the Bank Merger as set forth in Section 1.6 of the Agreement.

“Tax” or “Taxes” means any and all taxes and charges, fees, levies, imposts, duties, or assessments in the nature of a tax, including income, gross receipts, excise, employment, sales, use, transfer, recording license, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other taxes, fees, assessments or charges of any kind whatsoever, that, in any case, are imposed or required to be withheld by any Governmental Authority (domestic or foreign), including any interest, penalties, and additions imposed thereon or with respect thereto.

“Tax Return” means any report, return, information return, or other information required to be supplied to a Governmental Authority in connection with Taxes, including any return of an affiliated or combined or unitary group that includes a Party or its Subsidiaries.

“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.

“Termination Fee” shall have the meaning as set forth in Section 9.3(a) of the Agreement.

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“Treasury Regulations” means the final regulations promulgated under the Code by the United States Department of the Treasury.

“WARN Act” shall have the meaning as set forth in Section 4.14(d) of the Agreement.

(b)          Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation”, and such terms shall not be limited by enumeration or example. When used in this Agreement, words such as “herein”, “hereinafter”, “hereof”, “hereto”, and “hereunder” refer to this Agreement as a whole, unless the context clearly requires otherwise.

10.2	Expenses.

Each of the Parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration and application fees, printing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel, and which in the case of Carolina Trust, shall be paid at or prior to Closing and prior to the Effective Time.

10.3	Brokers and Finders.

Except for the Carolina Trust Financial Advisor as to Carolina Trust and the Carolina Financial Financial Advisor as to Carolina Financial, each of the Parties represents and warrants that neither it nor any of its officers, directors, employees, or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby. In the event of a claim by any broker or finder based upon such broker’s representing or being retained by or allegedly representing or being retained by Carolina Trust or Carolina Financial, each of Carolina Trust or Carolina Financial, as the case may be, agrees to indemnify and hold the other Party harmless from any Liability in respect of any such claim. Carolina Trust has provided a copy of the Carolina Trust Financial Advisor’s engagement letter and expected fee for its services as disclosed in Section 10.3 of the Carolina Trust Disclosure Memorandum and shall pay all amounts due thereunder at Closing and prior to the Effective Time.

10.4	Entire Agreement.

Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the Parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties or their respective successors, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, other than as provided in Sections 7.9 and 7.11.

10.5	Amendments.

To the extent permitted by Law, and subject to Section 1.4, this Agreement may be amended by a subsequent writing signed by each of the Parties upon the approval of each of the Parties, whether before or after the Requisite Carolina Trust Shareholder Vote and the Requisite Carolina Financial Stockholder Votes of this Agreement have been obtained; provided, that after any such

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approval by the holders of Carolina Trust Common Stock, there shall be made no amendment that (a) reduces or modifies in any respect the consideration to be received by holders of Carolina Trust Common Stock or (b) alters or changes any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Carolina Trust Common Stock.

10.6	Waivers.

(a)          Prior to or at the Effective Time, Carolina Financial, acting through its Board of Directors, chief executive officer, or other authorized officers, shall have the right to waive any Default in the performance of any term of this Agreement by Carolina Trust, to waive or extend the time for the compliance or fulfillment by Carolina Trust of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of Carolina Financial under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of Carolina Financial.

(b)          Prior to or at the Effective Time, Carolina Trust, acting through its Board of Directors, chief executive officer, or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by Carolina Financial, to waive or extend the time for the compliance or fulfillment by Carolina Financial of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of Carolina Trust under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of Carolina Trust.

(c)          The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

10.7	Assignment.

Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party hereto (whether by operation of Law, including by merger or consolidation, or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

10.8	Notices.

All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, or email (with, in the case of email, confirmation of date and time by the transmitting equipment) to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered or refused:

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Carolina Financial:	Carolina Financial Corporation
288 Meeting Street
Charleston, SC 29401
Attention: Jerold L. Rexroad

Copy to Counsel:	Nelson Mullins Riley & Scarborough LLP
Poinsett Plaza, Suite 900
104 South Main Street
Greenville, SC 29601
Attention: Neil E. Grayson

Carolina Trust:	Carolina Trust BancShares, Inc.
901 East Main Street
Lincolnton, NC 28092
Attention: Jerry L. Ocheltree

Copy to Counsel:	Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, NC 27607
Attention: Todd H. Eveson

10.9	Governing Law; Jurisdiction.

Regardless of any conflict of law or choice of law principles that might otherwise apply, the Parties agree that this Agreement shall be governed by and construed in all respects in accordance with the laws of the State of South Carolina. The Parties agree that any suit, action or proceeding brought by either Party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in Charleston, South Carolina. Each of the Parties submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each Party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

10.10	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

10.11	Captions; Articles and Sections.

The captions contained in this Agreement are for reference purposes only and are not part of this Agreement. Unless otherwise indicated, all references to particular Articles or Sections shall mean and refer to the referenced Articles and Sections of this Agreement.

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10.12	Interpretations.

(a)          Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Party, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. The Parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all Parties hereto.

(b)          No disclosure, representation or warranty shall be required to be made (or any other action taken) pursuant to this Agreement that would involve the disclosure of confidential supervisory information of a Governmental Authority by any Party hereto to the extent prohibited by applicable law, and, to the extent legally permissible, appropriate substitute disclosures or actions shall be made or taken under circumstances in which the limitations of this sentence apply.

(c)          Any reference contained in this Agreement to specific statutory or regulatory provisions or to specific Governmental Authorities includes any successor statute or regulation, or Governmental Authority, as the case may be. Unless otherwise specified, the references to “Section” and “Article” in this Agreement are to the Sections and Articles of this Agreement.

10.13	Enforcement of Agreement.

The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

10.14	Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

[Signature page follows]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

CAROLINA FINANCIAL CORPORATION

By:	/s/ Jerold L. Rexroad
Name:	Jerold L. Rexroad
Title:	President and CEO

CAROLINA TRUST BANCSHARES, INC.

By:	/s/ Jerry L. Ocheltree
Name:	Jerry L. Ocheltree
Title:	President & CEO

[Signature page to Agreement and Plan of Merger and Reorganization]

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Annex B

July 15, 2019

Board of Directors

Carolina Trust BancShares, Inc.

901 East Main Street

Lincolnton, NC 28092

Members of the Board of Directors:

We understand that Carolina Financial Corporation (“Carolina Financial”) and Carolina Trust BancShares, Inc. ( “Carolina Trust”) propose to enter into the Agreement (defined below) pursuant to which, among other things, Carolina Financial will acquire 100% of the common stock, par value $2.50 per share, of Carolina Trust (the “Common Shares”) pursuant to the merger (the “Merger”) of Carolina Trust with and into Carolina Financial and that, in connection with the Merger, each issued and outstanding Common Share will be converted into the right to receive, at the election of the holder, (1) $10.57 per share in cash, (2) 0.3000 shares of Carolina Financial common stock or (3) a combination of cash and Carolina Financial common stock, subject to 10% of the Common Shares being exchanged for cash and the remainder exchanged for Carolina Financial common stock (the “Merger Consideration”). The Board of Directors of Carolina Trust (the “Board”) has requested that Raymond James & Associates, Inc. (“Raymond James”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof, the Merger Consideration to be received by the holders of the Common Shares in the Merger pursuant to the Agreement is fair from a financial point of view to such holders. For purposes of this Opinion, and with your consent, we have assumed that the Merger Consideration is $10.53 per share, which is calculated as the product of 10% multiplied by $10.57 plus the product of 90% multiplied by 0.3000 multiplied by $35.09, which represents the 10 day average closing price for Carolina Financial’s common stock as of July 12, 2019.

In connection with our review of the proposed Merger and the preparation of this Opinion, we have, among other things:

1.	reviewed the financial terms and conditions as stated in the draft of the Agreement and Plan of Merger and Reorganization by and between Carolina Financial Corporation and Carolina Trust BancShares, Inc., dated as of July 13, 2019 (the “Agreement”);

2.	reviewed certain information related to the historical, current and future operations, financial condition and prospects of Carolina Trust made available to us by Carolina Trust, including, but not limited to, financial projections prepared by the management of Carolina Trust relating to Carolina Trust for the periods ending December 31, 2019 through 2024, as approved for our use by Carolina Trust (the “Projections”);

3.	reviewed Carolina Trust’s and Carolina Financial’s recent public filings and certain other publicly available information regarding Carolina Trust and Carolina Financial;

4.	reviewed financial, operating and other information regarding Carolina Trust and Carolina Financial and the industry in which it operates;

5.	reviewed the financial and operating performance of Carolina Trust and those of other selected public companies that we deemed to be relevant;

6.	considered the publicly available financial terms of certain transactions we deemed to be relevant;

4000 WestChase Boulevard, Suite 500 // Raleigh, NC 27607

T 909.755.2600 // F 919.424.0110 // rjfinancialbanking.com

Raymond James & Associates, Inc., member New York Stock Exchange/SIPC

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Board of Directors

Carolina Trust BancShares, Inc.

July 15, 2019

7.	reviewed the current and historical market prices and trading volume for the Common Shares, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

8.	reviewed a certificate, dated July 15, 2019, addressed to Raymond James from a member of senior management of Carolina Trust regarding, among other things, the accuracy of financial information and data provided to, or discussed with, Raymond James by or on behalf of Carolina Trust;

9.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate; and

10.	discussed with members of the senior management of Carolina Trust certain information relating to the aforementioned and any other matters which we have deemed relevant to our inquiry.

With your consent, we have assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of Carolina Trust or otherwise reviewed by or discussed with us, and we have undertaken no duty or responsibility to, nor did we, independently verify any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of Carolina Trust. We are not experts in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for loan losses; accordingly, we have assumed that such allowances for losses are in the aggregate adequate to cover such losses. With respect to the Projections and any other information and data provided to or otherwise reviewed by or discussed with us, we have, with your consent, assumed that the Projections and such other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of Carolina Trust, and we have relied upon Carolina Trust to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We express no opinion with respect to the Projections or the assumptions on which they are based. We have assumed that the final form of the Agreement will be substantially similar to the draft reviewed by us, and that the Merger will be consummated in accordance with the terms of the Agreement without waiver or amendment of any conditions thereto. Furthermore, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct and that each such party will perform all of the covenants and agreements required to be performed by it under the Agreement without being waived. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Merger or Carolina Trust that would be material to our analyses or this Opinion.

Our opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of July 12, 2019 and any material change in such circumstances and conditions would require a reevaluation of this Opinion, which we are under no obligation to undertake. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Carolina Trust since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading in any material respect.

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Board of Directors

Carolina Trust BancShares, Inc.

July 15, 2019

We express no opinion as to the underlying business decision to effect the Merger, the structure or tax consequences of the Merger or the availability or advisability of any alternatives to the Merger. We provided advice to the Board with respect to the proposed Merger. We did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the Merger. We did not solicit indications of interest with respect to a transaction involving Carolina Trust. This letter does not express any opinion as to the likely trading range of Carolina Financial stock following the Merger, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of Carolina Financial at that time. Our opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of the Common Shares.

We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board of Directors to approve or consummate the Merger. Furthermore, no opinion, counsel or interpretation is intended by Raymond James on matters that require legal, accounting, tax or regulatory advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the fact that Carolina Trust has been assisted by legal, accounting, tax and regulatory advisors and we have, with the consent of the Board, relied upon and assumed the accuracy and completeness of the assessments by Carolina Trust and its advisors as to all legal, accounting, tax and regulatory matters with respect to Carolina Trust and the Merger, including, without limitation, that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In formulating our opinion, we have considered only what we understand to be the consideration to be received by the holders of Common Shares as is described above and we did not consider and we express no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any of Carolina Trust’s officers, directors or employees, or class of such persons, whether relative to the compensation received by the holders of the Common Shares or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (1) the fairness of the Merger to the holders of any class of securities, creditors, or other constituencies of Carolina Trust, or to any other party, except and only to the extent expressly set forth in the last sentence of this Opinion or (2) the fairness of the Merger to any one class or group of Carolina Trust’s or any other party’s security holders or other constituencies vis-à-vis any other class or group of Carolina Trust’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Merger amongst or within such classes or groups of security holders or other constituents). We are not expressing any opinion as to the impact of the Merger on the solvency or viability of Carolina Trust or Carolina Financial or the ability of Carolina Trust or Carolina Financial to pay their respective obligations when they come due.

The delivery of this opinion was approved by an opinion committee of Raymond James.

Raymond James has been engaged to render financial advisory services to Carolina Trust in connection with the proposed Merger and will receive a fee for such services, a substantial portion of which is contingent upon consummation of the Merger. Raymond James will also receive a fee upon the delivery of this Opinion, which is not contingent upon the successful completion of the Merger or on the conclusion reached herein. In addition, Carolina Trust has agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement.

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Board of Directors

Carolina Trust BancShares, Inc.

July 15, 2019

In the ordinary course of our business, Raymond James may trade in the securities of Carolina Trust and/or Carolina Financial for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. In the previous two years: (i) Raymond James provided financial advisory services to Carolina Trust in connection with the acquisition of Clover Community Bankshares, Inc., for which it has been paid a fee; (ii) Raymond James provided fixed income trading services to Carolina Trust Bank, a subsidiary of Carolina Trust, for which it has been paid trading commissions; (iii) Raymond James served as underwriter for a public offering of common stock by Carolina Financial and certain selling shareholders, for which Raymond James received compensation; (iv) Raymond James has served and is serving as exclusive agent for a share purchase program of Carolina Financial, for which it has been paid commissions and may be paid commissions in the future; (v) Raymond James provided fixed income trading services to CresCom Bank, a subsidiary of Carolina Financial, for which it has been paid trading commissions; and (vi) CresCom Bank made an investment in a Raymond James tax credit fund, for which Raymond James has earned a fee and will earn additional fees in the future. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to Carolina Trust and/or Carolina Financial or other participants in the Merger in the future, for which Raymond James may receive compensation.

It is understood that this letter is for the information of the Board of Directors of Carolina Trust (solely in each director’s capacity as such) in evaluating the proposed Merger and does not constitute a recommendation to any shareholder of Carolina Trust regarding how said shareholder should vote on the proposed Merger. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This Opinion may not be reproduced or used for any other purpose without our prior written consent, except that this Opinion may be disclosed in and filed with a proxy statement used in connection with the Merger that is required to be filed with the Securities and Exchange Commission, provided that this Opinion is quoted in full in such proxy statement.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of the Common Shares in the Merger pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Raymond James & Associates, Inc.

RAYMOND JAMES & ASSOCIATES, INC.

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CAROLINA TRUST BANCSHARES, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717  VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CAROLINA TRUST BANCSHARES, INC. The Board of Directors recommends you vote FOR proposals 1, 2, and 3 below. For Against Abstain 1. Merger Proposal. Proposal to approve the Agreement and Plan of Merger and Reorganization dated as of July 15, 2019, by and between Carolina Trust and Carolina Financial Corporation ("Carolina Financial"), as it may be amended from time to time, under which Carolina Trust will be merged with and into Carolina Financial. 2. Merger-related Compensation Proposal. Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Carolina Trust's named executive officers that is based on or otherwise related to the merger. 3. Adjournment Proposal. Proposal to approve the adjournment or postponement of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger agreement. NOTE: On such other matters as may properly come before the Special Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Meeting and Proxy Statement/Prospectus are available at www.proxyvote.com. Revocable Proxy CAROLINA TRUST BANCSHARES, INC. Special Meeting of Shareholders December 18, 2019 10:00 a.m. This appointment of proxy is solicited by the Board of Directors The undersigned shareholder(s) hereby appoint(s) William M. Wadsworth and Sue S. Stamey, or either of them acting individually, as proxies (the "Proxies"), each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Carolina Trust BancShares, Inc. ("Carolina Trust") that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 a.m., local time, on December 18, 2019, at The Laboratory Mill, 848 Southfork Road, Lincolnton, NC 28092, and at any adjournments thereof. This appointment of proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this appointment of proxy will be voted in accordance with the Board of Directors' recommendations. By executing this appointment of proxy, you are authorizing the Proxies to vote in accordance with their best judgment on any other matters brought before the special meeting. Continued and to be signed on reverse side